                                                    REGISTRATION NO. 333-182903
                                                     REGISTRATION NO. 811-22651
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                            REGISTRATION STATEMENT
                                     UNDER
                        THE SECURITIES ACT OF 1933                   [_]
                      POST-EFFECTIVE AMENDMENT NO. 1                 [X]
                                    AND/OR
                            REGISTRATION STATEMENT
                                     UNDER
                     THE INVESTMENT COMPANY ACT OF 1940              [_]
                              AMENDMENT NO. 13                       [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                            SEPARATE ACCOUNT NO. 70
                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  DODIE KENT
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                           901 NEW YORK AVENUE, N.W.
                            WASHINGTON, D.C. 20001

                               -----------------

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):
       [_]Immediately upon filing pursuant to paragraph (b) of Rule 485
       [X]On May 1, 2013 pursuant to paragraph (b) of Rule 485.
       [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
       [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
       [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

                                     NOTE

This Post-Effective Amendment No. 1 ("PEA") to the Form N-4 Registration Statement No. 333-182903 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 70 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus and Statement of Additional Information. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

The Accumulator(R) Series 13.0

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2013


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING OR TAKING ANY OTHER ACTION UNDER YOUR CONTRACT. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES 13.0?

The Accumulator(R) Series 13.0 (the "Accumulator(R) Series") are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Series B, Series CP(R) and Series L. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options": (i) variable investment options, (ii) the guaranteed interest option, or (iii) the account for special dollar cost averaging or the account for special money market dollar cost averaging (together, the "Special DCA programs")./(+)/

For Series CP(R) contracts, we allocate a credit to your account value at the same time we allocate your contribution. Under the Series CP(R) contracts, a portion of the withdrawal charge and operations charge are used to recover the cost of providing the credit. The charge associated with the credit may, over time, exceed the sum of the credit and related earnings. Expenses for a contract with a credit may be higher than expenses for a contract without a credit.

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements.

The contract may not currently be available in all states. In addition, certain features and benefits described in this Prospectus may vary in your state and may not be available at the time you purchase the contract. For a state-by-state description of all material variations to this contract, see Appendix IX later in this Prospectus. All features and benefits described in this Prospectus may not be available in all contracts or from all selling broker-dealers. You may contact us to purchase any version of the contract if a version is not offered by the selling broker-dealer. We have the right to restrict availability of any optional feature or benefit. Not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application. We can refuse to accept any contribution from you at any time, including after you purchase the contract.
-------------
(+)The account for special dollar cost averaging is only available with Series
   B and Series L contracts. The account for special money market dollar cost averaging is only available with Series CP(R) contracts.

----------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
----------------------------------------------------------------------------
.. AXA Balanced Strategy/(1)/             . EQ/Large Cap Growth PLUS
.. AXA Conservative Growth Strategy/(1)/  . EQ/Large Cap Value PLUS
.. AXA Conservative Strategy/(1)/         . EQ/Lord Abbett Large Cap Core
.. AXA Growth Strategy/(1)/               . EQ/MFS International Growth
.. AXA Moderate Growth Strategy/(1)/      . EQ/Mid Cap Value PLUS
.. AXA Tactical Manager 2000              . EQ/Money Market
.. AXA Tactical Manager 400               . EQ/Montag & Caldwell Growth
.. AXA Tactical Manager 500               . EQ/Morgan Stanley Mid Cap Growth
.. AXA Tactical Manager International     . EQ/Mutual Large Cap Equity
.. AXA Ultra Conservative Strategy/(2)/   . EQ/Oppenheimer Global
.. EQ/AllianceBernstein Dynamic Wealth    . EQ/PIMCO Ultra Short Bond
  Strategies                             . EQ/Quality Bond PLUS
.. EQ/AllianceBernstein Small Cap Growth  . EQ/T. Rowe Price Growth Stock
.. EQ/AXA Franklin Small Cap Value Core   . EQ/Templeton Global Equity
.. EQ/Boston Advisors Equity Income       . EQ/UBS Growth and Income
.. EQ/Calvert Socially Responsible        . EQ/Van Kampen Comstock
.. EQ/Capital Guardian Research           . EQ/Wells Fargo Omega Growth
.. EQ/Core Bond Index                     . Multimanager Aggressive Equity
.. EQ/Davis New York Venture              . Multimanager Core Bond
.. EQ/Equity Growth PLUS                  . Multimanager International Equity
.. EQ/Franklin Core Balanced              . Multimanager Large Cap Core
.. EQ/Franklin Templeton Allocation         Equity
.. EQ/Global Bond PLUS                    . Multimanager Large Cap Value
.. EQ/Global Multi-Sector Equity          . Multimanager Mid Cap Growth
.. EQ/Intermediate Government Bond        . Multimanager Mid Cap Value
.. EQ/International Core PLUS             . Multimanager Multi-Sector Bond
.. EQ/JPMorgan Value Opportunities        . Multimanager Small Cap Growth
.. EQ/Large Cap Core PLUS                 . Multimanager Small Cap Value
                                         . Multimanager Technology
----------------------------------------------------------------------------

(1)The "AXA Strategic Allocation Portfolios."
(2)The AXA Ultra Conservative Strategy investment option is part of the asset transfer program and is not part of Option A or Option B. You may not directly allocate a contribution to or request a transfer of account value into this investment option.

Each variable investment option is a subaccount of Separate Account No. 70. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or the EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. The contract also includes a guaranteed interest option and a Special DCA program.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.



                                                                   #479720/13.0

The contract includes investment restrictions. You must allocate amounts under either Option A -- Asset Allocation ("Option A") or Option B -- Custom Selection ("Option B"), which are discussed later in this Prospectus. Option A requires that 100% of your account value be invested in the AXA Strategic Allocation Portfolios, the EQ/Money Market Portfolio, the guaranteed interest option or a Special DCA program. Option B permits allocation to additional variable investment options subject to certain category and percentage limitations. Consequently, a contract owner who is interested in having more investment options would elect Option B. If you elect the Guaranteed minimum income benefit I -- Asset Allocation ("GMIB I -- Asset Allocation"), your contract will be restricted to Option A. If you don't elect a Guaranteed minimum income benefit or if you elect Guaranteed minimum income benefit II -- Custom Selection ("GMIB II -- Custom Selection"), you can choose either Option A or Option B. Because GMIB II -- Custom Selection permits you to allocate amounts under either Option A or Option B, the fees associated with GMIB II -- Custom Selection are higher than those associated with GMIB I -- Asset Allocation. See "Allocating your contributions" later in this Prospectus for more information on the requirements related to Options A and B.

If the GMIB, "Greater of" Guaranteed minimum death benefit ("GMDB") or the Guaranteed withdrawal benefit for life ("GWBL") is in effect, you are required to participate in the asset transfer program ("ATP"). The ATP helps us manage our financial exposure in providing the guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy investment option and the variable investment options. For more information, see "Asset transfer program ("ATP")" in "Contract features and benefits" later in this Prospectus.

TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

..   Traditional and Roth Inherited IRA beneficiary continuation contract
    ("Inherited IRA") (direct transfer and specified direct rollover contributions only).

..   An annuity that is an investment vehicle for a qualified plan ("QP")
    (whether defined contribution or defined benefit; transfer contributions only).

Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in "Appendix VII" for more information.


The registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2013 is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

Contents of this Prospectus

--------------------------------------------------------------------------------





       Definitions of key terms                                       5
       Who is AXA Equitable?                                          8
       How to reach us                                                9
       The Accumulator(R) Series at a glance -- key features         11


       -----------------------------------------------------------------
       FEE TABLE
       -----------------------------------------------------------------

       Examples                                                      16
       Condensed financial information                               17


       -----------------------------------------------------------------
       1.CONTRACT FEATURES AND BENEFITS
       -----------------------------------------------------------------
       How you can purchase and contribute to your contract          18
       Owner and annuitant requirements                              18
       How you can make your contributions                           19
       What are your investment options under the contract?          19
       Portfolios of the Trusts                                      20
       Allocating your contributions                                 26
       Dollar cost averaging                                         29
       Credits (FOR SERIES CP(R) CONTRACTS ONLY)                     30
       Guaranteed minimum death benefit and Guaranteed minimum
         income benefit base                                         31
       Annuity purchase factors                                      33
       Guaranteed minimum income benefit ("GMIB")                    34
       Guaranteed minimum death benefit                              39
       Guaranteed withdrawal benefit for life ("GWBL")               41
       How withdrawals affect your guaranteed benefits               47
       Guaranteed benefit offers                                     48
       Inherited IRA beneficiary continuation contract               48
       Your right to cancel within a certain number of days          50


       -----------------------------------------------------------------
       2.DETERMINING YOUR CONTRACT'S VALUE
       -----------------------------------------------------------------
       Your account value and cash value                             51
       Your contract's value in the variable investment options      51
       Your contract's value in the guaranteed interest option       51
       Your contract's value in the account for special dollar cost
         averaging                                                   51
       Insufficient account value                                    51


-------------
"We,""our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner. When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

      -------------------------------------------------------------------
      3.TRANSFERRING YOUR MONEY AMONG INVESTMENT
        OPTIONS
      -------------------------------------------------------------------
      Transferring your account value                                 52
      Disruptive transfer activity                                    52
      Rebalancing your account value                                  53


      -------------------------------------------------------------------
      4.ACCESSING YOUR MONEY
      -------------------------------------------------------------------
      Withdrawing your account value                                  54
      How withdrawals are taken from your account value               57
      Withdrawals treated as surrenders                               57
      Surrendering your contract to receive its cash value            58
      When to expect payments                                         58
      Your annuity payout options                                     58


      -------------------------------------------------------------------
      5. CHARGES AND EXPENSES
      -------------------------------------------------------------------
      Charges that AXA Equitable deducts                              61
      Charges that the Trusts deduct                                  65
      Group or sponsored arrangements                                 65
      Other distribution arrangements                                 66


      -------------------------------------------------------------------
      6. PAYMENT OF DEATH BENEFIT
      -------------------------------------------------------------------
      Your beneficiary and payment of benefit                         67
      Non-spousal joint owner contract continuation                   68
      Spousal continuation                                            68
      Beneficiary continuation option                                 70


      -------------------------------------------------------------------
      7. TAX INFORMATION
      -------------------------------------------------------------------
      Overview                                                        72
      Contracts that fund a retirement arrangement                    72
      Transfers among investment options                              72
      Taxation of nonqualified annuities                              72
      Individual retirement arrangements (IRAs)                       74
      Traditional individual retirement annuities (traditional IRAs)  75
      Roth individual retirement annuities (Roth IRAs)                79
      Federal and state income tax withholding and information
        reporting                                                     82
      Special rules for contracts funding qualified plans             83
      Impact of taxes to AXA Equitable                                83


      -------------------------------------------------------------------
      8. MORE INFORMATION
      -------------------------------------------------------------------
      About Separate Account No. 70                                   84
      About the Trusts                                                84
      About the general account                                       84
      About other methods of payment                                  85
      Dates and prices at which contract events occur                 85
      About your voting rights                                        86
      Misstatement of age                                             86
      Statutory compliance                                            86
      About legal proceedings                                         86
      Financial statements                                            86

         Transfers of ownership, collateral assignments, loans and
           borrowing                                                87
         About Custodial IRAs                                       87
         How divorce may affect your guaranteed benefits            87
         How divorce may affect your Joint life GWBL                87
         Distribution of the contracts                              88


         --------------------------------------------------------------
         APPENDICES
         --------------------------------------------------------------

       -
          I  --  Condensed financial information                      I-1
         II  --  Examples of automatic payment plans                 II-1
        III  --  Purchase considerations for QP contracts           III-1
         IV  --  Guaranteed benefit base examples                    IV-1
          V  --  Hypothetical illustrations                           V-1
         VI  --  Earnings enhancement benefit example                VI-1
        VII  --  Rules regarding contributions to your contract     VII-1
       VIII  --  Formula for asset transfer program for
                   guaranteed benefits                             VIII-1
         IX  --  State contract availability and/or variations of
                   certain features and benefits                     IX-1


       ------------------------------------------------------------------
       STATEMENT OF ADDITIONAL INFORMATION
         Table of contents
       ------------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Definitions of key terms


--------------------------------------------------------------------------------

ANNUAL ROLL-UP AMOUNT -- The "Annual Roll-up amount" is the amount credited to your Roll-up benefit base on each contract date anniversary if there has ever been a withdrawal from your contract.

ANNUAL ROLL-UP RATE -- The "Annual Roll-up rate" is the rate used to calculate the Annual withdrawal amount. It is also used to calculate amounts credited to your Roll-up benefit base once you take a withdrawal from your contract. Beginning with the contract year in which the first withdrawal is taken out of the contract until the contract date anniversary following age 85, the Annual Roll-up rate is:

..   5%, if withdrawals begin after the contract date anniversary when the owner is age 64.

..   4%, if withdrawals begin on or prior to the contract date anniversary when the owner is age 64.

ANNUAL WITHDRAWAL AMOUNT -- The "Annual withdrawal amount" is the amount you can withdraw without reducing your Roll-up benefit base. It is equal to the Annual Roll-up rate, multiplied by the Roll-up benefit base as of the most recent contract date anniversary.

ANNUITANT -- The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract's owner. Where the owner of the contract is a non-natural person, such as a company or trust, the annuitant is the measuring life for determining benefits under the contract.

APPLICABLE PERCENTAGE -- The "Applicable percentage" is the rate used to calculate your Guaranteed annual withdrawal amount if your GMIB is converted to the GWBL on the contract date anniversary following age 85.

ASSET TRANSFER PROGRAM -- The asset transfer program ("ATP") is a feature of the GMIB, the "Greater of" GMDB and the GWBL. The ATP uses predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy investment option and the variable investment options.

ATP EXIT OPTION -- Beginning in your second contract year if you elected a GMIB, the "ATP exit option" allows you to transfer 100% of your account value from the AXA Ultra Conservative Strategy investment option to your variable investment options.

ATP TRANSFER -- A transfer between the AXA Ultra Conservative Strategy investment option and the variable investment options.

BUSINESS DAY -- Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

CASH VALUE -- At any time before annuity payments begin, your contract's "cash value" is equal to the account value less: (i) the total amount or a pro rata portion of the annual administrative charge and any optional benefit charges; and (ii) any applicable withdrawal charges.

CONTRACT DATE -- The "contract date" is the effective date of the contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

CONTRACT DATE ANNIVERSARY -- The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1st, your contract date anniversary is April 30th.

CONTRACT MONTHIVERSARY -- The "contract monthiversary" means the same date of the month as the contract date.

CONTRACT YEAR -- The "contract year" is the 12-month period beginning on your contract date and each 12-month period after that date.

CONVERSION EFFECTIVE DATE -- The "Conversion effective date" is the date the contract converts from GMIB to GWBL and occurs on the contract date anniversary following the contract owner's age 85.

CREDIT -- An amount credited to your account value at the same time we allocate your contribution. The amount of the credit is 3% of each contribution based on total first year contributions. The credit applies only to Series CP(R) contracts.

CUSTOMIZED PAYMENT PLAN -- For contracts with GMIB, our "Customized payment plan" provides scheduled payments up to your Annual withdrawal amount. For contracts that convert from GMIB to GWBL, our "Customized payment plan" provides scheduled payments up to your Guaranteed annual withdrawal amount.

CUSTOM SELECTION RULES -- The "Custom Selection Rules" are rules for the allocation of contributions to, and transfers among, the Option B investment options. These rules require that allocations be made according to certain categories and investment option limits.

DEFERRAL ROLL-UP AMOUNT -- The "Deferral Roll-up amount" is the amount credited to your Roll-up benefit base on each contract date anniversary provided you have never taken a withdrawal from your contract.

DEFERRAL ROLL-UP RATE -- The "Deferral Roll-up rate" is used to calculate amounts credited to your Roll-up benefit base before you take your first withdrawal from your contract. The Deferral Roll-up rate is 5%.

EARNINGS ENHANCEMENT BENEFIT -- The "Earnings enhancement benefit" is an optional benefit that provides additional death benefit protection.

EXCESS WITHDRAWAL -- For contracts with the GMIB, an "Excess withdrawal" is the portion of your cumulative withdrawals that exceeds your Annual withdrawal amount. For contracts that convert from the GMIB to the GWBL, an "Excess withdrawal" is the portion of your cumulative withdrawals that exceeds your Guaranteed annual withdrawal amount. An Excess withdrawal will always reduce your benefit bases on a pro rata basis. In your first contract year, all withdrawals (except for RMD payments through our automatic RMD service) will reduce your benefit bases on a pro rata basis, because you do not have an Annual withdrawal amount in that year.

                           DEFINITIONS OF KEY TERMS

FREE LOOK -- If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund, which will generally reflect any gain or loss in the investment options.

"GREATER OF" GMDB -- The "Greater of" Guaranteed minimum death benefit ("GMDB") is an optional guaranteed minimum death benefit. The death benefit and its charge are calculated using the greater of two benefit bases -- (1) the Roll-up benefit base and (2) the Highest Anniversary Value benefit base. There is an additional charge for the "Greater of" GMDB under the contract. This contract offers two different versions of the "Greater of" GMDB.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT -- The "Guaranteed annual withdrawal amount" is the maximum annual amount you can withdraw without reducing your GWBL benefit base. It is equal to the Applicable percentage in effect at the time, multiplied by the GWBL benefit base as of the most recent contract date anniversary.

GUARANTEED MINIMUM INCOME BENEFIT ("GMIB") -- The GMIB is an optional benefit that provides income protection for you during your life once you elect to annuitize your contract by exercising the benefit. There is an additional charge for the GMIB under the contract. This contract offers two different versions of the GMIB.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL") -- The Guaranteed withdrawal benefit for life ("GWBL") is not available at issue. The GWBL is only available to owners who have elected a GMIB. If you do not elect to exercise or terminate your GMIB, it will automatically convert to the GWBL as of the contract date anniversary following age 85. The GWBL guarantees that you can take withdrawals up to a maximum amount ("Guaranteed annual withdrawal amount") each contract year following the conversion.

GWBL BENEFIT BASE -- The "GWBL benefit base" is calculated upon conversion from the GMIB on the contract date anniversary following age 85. The initial GWBL benefit base is your account value or Roll-up benefit base on the Conversion effective date, whichever produces the higher Guaranteed annual withdrawal amount.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT -- The "Highest Anniversary Value death benefit" is an optional guaranteed minimum death benefit. The death benefit is calculated using your highest account value on any contract date anniversary up to the contract date anniversary following age 85. There is an additional charge for the Highest Anniversary Value death benefit under the contract.

INVESTMENT SIMPLIFIER -- Our "Investment simplifier" allows for systematic transfers of amounts in the guaranteed interest option to the variable investment options. There are two options under the program -- the Fixed dollar option and the Interest sweep option.

IRA -- Individual retirement annuity contract, either traditional IRA or Roth IRA (may also refer to an individual retirement account or an individual retirement arrangement).

MATURITY DATE -- The contract's "maturity date" is generally the contract date anniversary that follows the annuitant's 95th birthday.

MAXIMUM PAYMENT PLAN -- For contracts with GMIB, our "Maximum payment plan" provides scheduled payments of your Annual withdrawal amount. For contracts that convert from the GMIB to the GWBL, our "Maximum payment plan" provides scheduled payments of your Guaranteed annual withdrawal amount.

NQ CONTRACT -- Nonqualified annuity contract.

OWNER -- The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

QP CONTRACT -- An annuity contract that is an investment vehicle for a qualified plan.

RETURN OF PRINCIPAL DEATH BENEFIT -- The "Return of Principal" death benefit is calculated based on the total contributions to your contract, adjusted for withdrawals. There is no additional charge for this death benefit.

ROLL-UP BENEFIT BASE -- The Roll-up benefit base is used to determine the value of the GMIB and the "Greater of" GMDB. The Roll-up benefit base is also used to determine your Annual withdrawal amount. Your Roll-up benefit base is created and increased by contributions to your contract. The Roll-up benefit base is not an account value or cash value.

..   FOR GMIB: The Roll-up benefit base is used to determine your (i) lifetime payments upon exercise of the benefit and (ii) charge for the benefit.

..   FOR "GREATER OF" GMDB: The Roll-up benefit base is one component of the
    "Greater of" GMDB. The other component is the Highest Anniversary Value benefit base.

SPECIAL DCA PROGRAMS -- We use the term "Special DCA Programs" to collectively refer to our special dollar cost averaging program and our special money market dollar cost averaging program, which are described below:

..   SPECIAL DOLLAR COST AVERAGING -- Our "Special dollar cost averaging program" allows for the systematic transfers of amounts in the account for special dollar cost averaging into the variable investment options and the guaranteed interest option. The account for special dollar cost averaging is part of our general account. This program is only available with Series B and Series L contracts.

..   SPECIAL MONEY MARKET DOLLAR COST AVERAGING -- Our "Special money market dollar cost averaging program" allows for the systematic transfers of amounts in the account for special money market dollar cost averaging into the variable investment options and the guaranteed interest option. This program is only available with Series CP(R) contracts.

VALUATION DAY -- A "valuation day" is a scheduled date each month the contract is in effect that the asset transfer program formulas are calculated to determine whether a transfer is required.

VARIABLE INVESTMENT OPTIONS -- The "variable investment options" available under your contract differ depending on whether you elect Option A or Option B. Except where noted, when we refer to variable investment options we are not including the AXA Ultra Conservative Strategy investment option, which is part of the ATP.

                           DEFINITIONS OF KEY TERMS

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
account value                          Annuity Account Value

unit                                   Accumulation Unit

Deferral Roll-up amount                Deferral bonus Roll-up amount

Deferral Roll-up rate                  Deferral bonus Roll-up rate
-----------------------------------------------------------------------------

                           DEFINITIONS OF KEY TERMS

Who is AXA Equitable?

--------------------------------------------------------------------------------



We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $537 billion in assets as of December 31, 2012. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US


Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   written confirmation of financial transactions and certain nonfinancial transactions, including termination of a systematic withdrawal option;

..   statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the GMIB and/or the Roll-up benefit base reset option and eligibility to convert the GMIB to the GWBL as of the contract date anniversary following age 85.
--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS ("OAA")
 SYSTEMS:

TOPS is designed to provide you with up-to-date information via touch-tone telephone. OAA is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options (not available through TOPS).

You can also:

..   change your allocation percentages and/or transfer among the investment options, excluding (i) transfers into or out of the AXA Ultra Conservative Strategy Portfolio and (ii) (for TOPS only) transfers out of the guaranteed interest option;

   -- Note, TOPS is not available for transfers if you elect Option B.

..   rebalance under Option A (through OAA only);

..   elect to receive certain contract statements electronically;

..   change your address (not available through TOPS);

..   sign up for one-time or automatic resets (through OAA only);

..   change your TOPS personal identification number ("PIN") (through TOPS only)
    and your OAA password (through OAA only); and

..   access Frequently Asked Questions and Service Forms (not available through
    TOPS).

TOPS and OAA are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use OAA by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market

                             WHO IS AXA EQUITABLE?

timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE (AND SUBMITTED IN THE MANNER THAT THE FORMS SPECIFY):

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth IRA contract;

(3)tax withholding elections (see withdrawal request form);

(4)election of the Beneficiary continuation option;

(5)IRA contribution recharacterizations;

(6)Section 1035 exchanges;

(7)direct transfers and rollovers;

(8)election of the ATP exit option;

(9)exercise of the GMIB or election of an annuity payout option;

(10)requests to reset your Roll-up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(11)death claims;

(12)change in ownership (NQ only, if available under your contract);

(13)requests for enrollment in either our Maximum payment plan or Customized payment plan;

(14)purchase by, or change of ownership to, a nonnatural owner;

(15)requests to collaterally assign your NQ contract;

(16)requests to drop the GWBL or the GMIB;

(17)election to convert the GMIB to the GWBL as of the contract date anniversary following age 85;

(18)requests to add a Joint life after conversion of the GMIB to the GWBL as of the contract date anniversary following age 85;


(19)requests to transfer, re-allocate, rebalance and change your future allocations (except that certain transactions may be permitted through TOPS and the Online Account Access systems);

(20)transfers into and among the investment options; and

(21)withdrawal requests.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)Investment simplifier;

(4)special money market dollar cost averaging (if available); and

(5)special dollar cost averaging (if available).

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)Investment simplifier;

(2)special money market dollar cost averaging (if available);

(3)special dollar cost averaging (if available);

(4)Maximum payment plan;

(5)Customized payment plan;

(6)substantially equal withdrawals;

(7)systematic withdrawals;

(8)the date annuity payments are to begin; and

(9)RMD payments from inherited IRAs.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST 30 CALENDAR DAYS PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1)automatic annual reset program; and

(2)automatic customized reset program.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take. We reserve the right to add, remove or change our administrative forms, procedures and programs at any time.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                             WHO IS AXA EQUITABLE?

The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------

THREE CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Series B, Series CP(R) and Series L. Each
                       series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options. Also, each series offers the
                       Guaranteed minimum income benefit ("GMIB"), the Guaranteed minimum death benefits and the ability to convert from the
                       GMIB to the Guaranteed withdrawal benefit for life ("GWBL").


                       Each series provides a different charge structure. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.

                       Each series is subject to contribution rules, which are described in "Contribution amounts" later in this section and in "How you can purchase and contribute to your contract" in "Contract features and benefits" and in "Rules regarding contributions to your contract" in Appendix VII later in this Prospectus.

                       The chart below shows the availability of key features under each series of the contract.

                                             SERIES B  SERIES CP(R)  SERIES L
 -----------------------------------------------------------------------------
 Special dollar cost averaging                 Yes         No          Yes
 -----------------------------------------------------------------------------
 Special money market dollar cost averaging    No          Yes         No
 -----------------------------------------------------------------------------
 Credits                                       No          Yes         No

                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional to decide which series of the contract may be appropriate for you
                            based on a thorough analysis of your particular insurance
                            needs, financial objectives, investment goals, time
                            horizons and risk tolerance.
----------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     The Accumulator(R) Series' variable investment options
MANAGEMENT                  invest in different Portfolios managed by professional
                            investment advisers.
----------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
----------------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until you make
                                withdrawals from your contract or receive annuity
                                payments.
                            ------------------------------------------------------------
                            .   No tax on transfers among investment options inside the
                                contract.
                            ------------------------------------------------------------
                            If you are purchasing or contributing to an annuity
                            contract which is an Individual Retirement Annuity (IRA) or to fund an employer retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the
                            Internal Revenue Code for these types of arrangements.
                            Before purchasing or contributing to one of these
                            contracts, you should consider whether its features and
                            benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits
                            and costs of these annuities compared with any other
                            investment that you may use in connection with your
                            retirement plan or arrangement. Depending on your personal situation, the contract's guaranteed benefits may have
                            limited usefulness because of required minimum
                            distributions ("RMDs").
----------------------------------------------------------------------------------------
GUARANTEED MINIMUM          The GMIB provides income protection for you during your
INCOME BENEFIT ("GMIB")     life once you elect to annuitize the contract by exercising the benefit. If you elect GMIB I -- Asset Allocation, your contract will be restricted to Option A. If you elect GMIB
                            II -- Custom Selection, you may allocate amounts under
                            either Option A or Option B, and therefore, the fees
                            associated with GMIB II -- Custom Selection are higher than those associated with GMIB I -- Asset Allocation. If you do not elect to exercise the GMIB, this benefit will
                            automatically convert to the GWBL as of the contract date
                            anniversary following age 85, unless you terminate the
                            benefit.

                            If you elect GMIB, your investment allocations are subject to our asset transfer program ("ATP"). The ATP uses
                            predetermined mathematical formulas to move account value
                            between the AXA Ultra Conservative Strategy investment
                            option and the variable investment options. Under these
                            formulas, your account value may be transferred between the variable investment options which you have selected and the
                            AXA Ultra Conservative Strategy investment option. For more information, please see "Guaranteed minimum income benefit
                            ("GMIB")" in "Contract features and benefits" later in this
                            Prospectus and Appendix VIII to this Prospectus.

----------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

--------------------------------------------------------------------------------------
GUARANTEED MINIMUM        The GWBL guarantees that you can take withdrawals up to a
INCOME BENEFIT ("GMIB")   maximum amount each contract year. Excess withdrawals can
(CONTINUED)               cause a significant reduction in your guaranteed benefit
                          bases and in some cases result in a termination of your
                          contract. THE GWBL IS AVAILABLE ONLY UPON A CONVERSION FROM
                          THE GMIB ON THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85.
                          If you have not elected to exercise the GMIB as of the
                          contract date anniversary following age 85, the GMIB will
                          automatically convert to the GWBL effective on that date.
                          Upon conversion to GWBL, you will continue to have the
                          investment option choices that were available to you under your GMIB and your contract will continue to be subject to the ATP.
                          The guaranteed benefits under the contract are supported by
                          AXA Equitable's general account and are subject to AXA
                          Equitable's claims paying ability. Contract owners should
                          look to the financial strength of AXA Equitable for its
                          claims paying ability.
--------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH  .   Return of Principal death benefit
BENEFITS ("GMDBS")        .   Highest Anniversary Value death benefit
                          .   "Greater of" GMDB
                             -- The "Greater of" GMDB I (available only if elected
                                with the GMIB I -- Asset Allocation); or
                             -- The "Greater of" GMDB II (available only if elected
                                with the GMIB II -- Custom Selection)
                          All three GMDBs are available in combination with the GMIB.
                          The Return of Principal death benefit and the Highest
                          Anniversary Value death benefit are available without the
                          GMIB. However, the "Greater of" GMDB can only be selected
                          in combination with the GMIB. If you do not select either
                          the Highest Anniversary Value death benefit or the "Greater of" GMDB, the Return of Principal death benefit will
                          automatically be issued with all eligible contracts.
                          Eligible contracts are those that meet the owner and
                          annuitant issue age requirements described under "Rules
                          regarding contributions to your contract" in "Appendix VII".

                          The guaranteed benefits under the contract are supported by
                          AXA Equitable's general account and are subject to AXA
                          Equitable's claims paying ability. Contract owners should
                          look to the financial strength of AXA Equitable for its
                          claims paying ability.
--------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS      The chart below shows the minimum initial and, in
                          parenthesis, additional contribution amounts under the
                          contracts. Please see "How you can purchase and contribute to your contract" in "Contract features and benefits" and
                          "Rules regarding contributions to your contract" in
                          "Appendix VII" for more information, including important
                          limitations on contributions.


                                                 SERIES B         SERIES CP(R)   SERIES L
-------------------------------------------------------------------------------------------------
NQ                                               $25,000($500)    $25,000($500)  $25,000($500)
-------------------------------------------------------------------------------------------------
Traditional IRA                                  $25,000($50)     $25,000($50)   $25,000($50)
-------------------------------------------------------------------------------------------------
Roth IRA                                         $25,000($50)     $25,000($50)   $25,000($50)
-------------------------------------------------------------------------------------------------
Inherited IRA Beneficiary Continuation contract  $25,000($1,000)  n/a            $25,000($1,000)
(traditional IRA or Roth IRA) ("Inherited IRA")
-------------------------------------------------------------------------------------------------
QP                                               $25,000($500)    $25,000($500)  $25,000($500)
-------------------------------------------------------------------------------------------------

                               .   No contributions will be accepted after the first
                                   contract year (other than QP contracts). For QP
                                   contracts, the maximum aggregate contributions for any
                                   contract year is 100% of first-year contributions.
                                   Subsequent contributions are not permitted after
                                   conversion to the GWBL.

                               .   Maximum contribution limitations apply to all contracts.
                               ------------------------------------------------------------
                               We currently do not accept any contribution to your
                               contract if: (i) the sum total of all contributions under
                               your Accumulator(R) Series 13.0 contract would then total
                               more than $1,000,000 ($500,000 for owners or annuitants who are age 81 and older at contract issue); (ii) the sum total of all contributions under all Accumulator(R) Series and
                               Retirement Cornerstone(R) Series contracts with the same
                               owner or annuitant would then total more than $1,500,000;
                               or (iii) the aggregate contributions under all AXA
                               Equitable annuity accumulation contracts with the same
                               owner or annuitant would then total more than $2,500,000.

                               Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions,
                               including our rights to (i) change minimum and maximum
                               contribution requirements and limitations, and (ii)
                               discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your
                               contributions and transfers to any of the variable
                               investment options and to limit the number of variable
                               investment options which you may elect.
-------------------------------------------------------------------------------------------
CREDIT                         We allocate your contributions to your account value. We
(SERIES CP(R) CONTRACTS ONLY)  allocate a credit to your account value at the same time that we allocate your contributions. The credit will apply to additional contribution amounts only to the extent that those amounts exceed total withdrawals from the contract.
                               The amount of credit is 3% of each contribution. The credit is subject to recovery by us in certain limited
                               circumstances.
-------------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

----------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY        .   Partial withdrawals
                            .   Several withdrawal options on a periodic basis
                            .   Contract surrender
                            .   Maximum payment plan (only under contracts with GMIB or
                                GWBL)
                            .   Customized payment plan (only under contracts with GMIB
                                or GWBL)
                            You may incur a withdrawal charge for certain withdrawals
                            or if you surrender your contract. You may also incur
                            income tax and a tax penalty. Certain withdrawals will
                            diminish the value of optional benefits.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
PAYOUT OPTIONS              .   Fixed annuity payout options
                            .   Other payout options through other contracts
----------------------------------------------------------------------------------------
ADDITIONAL FEATURES         .   Guaranteed minimum death benefit options
                            .   Dollar cost averaging
                            .   Automatic quarterly account value rebalancing (Option B
                                only)
                            .   Free transfers
                            .   Waiver of withdrawal charge for certain withdrawals,
                                disability, terminal illness, or confinement to a
                                nursing home
                            .   Earnings enhancement benefit, an optional death benefit
                                available under certain contracts
                            .   Option to drop the GMIB after issue
                            .   Option to drop the GWBL after conversion
                            .   Spousal continuation
                            .   Beneficiary continuation option (IRA and NQ only)
                            .   Roll-up benefit base reset
----------------------------------------------------------------------------------------
FEES AND CHARGES            Please see "Fee table" later in this section for complete
                            details.
----------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE   Please see "Rules regarding contributions to your contract"
AGES                        in "Appendix VII" for owner and annuitant issue ages
                            applicable to your contract.
----------------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL        To exercise your cancellation right you must mail the
                            contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you
                            receive it. If state law requires, this "free look" period may be longer. See "Your right to cancel within a certain
                            number of days" in "Contract features and benefits" later
                            in this Prospectus for more information.
----------------------------------------------------------------------------------------
INSUFFICIENT ACCOUNT VALUE  Your contract will terminate without value if your account value is insufficient to pay any applicable charges when
                            due. Your account value could become insufficient due to
                            withdrawals and/or poor market performance. Upon such
                            termination, you will lose all your rights under your
                            contract and any applicable guaranteed benefits, except as discussed under "Insufficient account value" in
                            "Determining your contract's value" later in this
                            Prospectus.
----------------------------------------------------------------------------------------
GUARANTEED BENEFIT OFFERS   From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain
                            guaranteed benefits. See "Guaranteed benefit offers" in
                            "Contract features and benefits" for more information.
----------------------------------------------------------------------------------------


THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. YOU MAY CONTACT US TO PURCHASE ANY VERSION OF THE CONTRACT IF A VERSION IS NOT OFFERED BY THE SELLING BROKER-DEALER. PLEASE SEE APPENDIX IX LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time you surrender the contract, if you make certain withdrawals or transfers, request special services or apply your cash value to certain payout options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply./(1)/

-------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
-------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions   SERIES B SERIES CP(R) SERIES L
withdrawn/(2)/ (deducted if you surrender your contract or   7.00%    8.00%        8.00%
make certain withdrawals or apply your cash value to
certain payout options).
Charge for each additional transfer in excess of 12               Maximum Charge: $35
transfers per contract year:/(3)/                                Current Charge:   $ 0

Special service charges:/(4)/
  .   Express mail charge                             Current and Maximum Charge:   $35

  .   Wire transfer charge                            Current and Maximum Charge:   $90

  .   Check preparation charge/(5)/                   Maximum Charge:            $85
                                                      Current Charge:              $0

  .   Charge for third party transfer or
      exchange/(5)/                                   Maximum Charge:            $125
                                                      Current Charge:              $65

  .   Duplicate contract charge                       Current and Maximum Charge:   $35
---------------------------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
------------------------------------------------------------------------------------------------
Maximum annual administrative charge/(6)/

   If your account value on a contract date anniversary is     $30
   less than $50,000/(7)/

   If your account value on a contract date anniversary is     $0
   $50,000 or more
------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF
 DAILY NET ASSETS/(8)/
------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES/(9)/:                         SERIES B  SERIES CP(R)  SERIES L
                                                               --------  ---------     --------
Operations                                                     0.80%     1.05%         1.10%
Administrative                                                 0.30%     0.35%         0.35%
Distribution                                                   0.20%     0.25%         0.25%
                                                               -----     -----         -----
Total Separate account annual expenses ("Contract fee")        1.30%     1.65%         1.70%
------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY OF THE FOLLOWING
 OPTIONAL BENEFITS
------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (Calculated as a
percentage of the applicable benefit base./(10)/ Deducted
annually/(11)/ on each contract date anniversary for which
the benefit is in effect.)

   Return of Principal death benefit                           no additional charge

   Highest Anniversary Value death benefit                     0.35% (current and maximum)
------------------------------------------------------------------------------------------------
"Greater of" GMDB I (ONLY AVAILABLE IF YOU ALSO ELECT GMIB
  I -- ASSET ALLOCATION)

   Maximum Charge                                              2.30%

   Current Charge/(12)/                                        1.15%
------------------------------------------------------------------------------------------------

                                   FEE TABLE

---------------------------------------------------------------------------
"Greater of" GMDB II (ONLY AVAILABLE IF YOU ALSO ELECT GMIB
  II -- CUSTOM SELECTION)

   Maximum Charge                                              2.60%

   Current Charge/(12)/                                        1.30%
---------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE/(13)/ (Calculated
as a percentage of the applicable benefit base./(10)
/Deducted annually/(11) /on each contract date anniversary
for which the benefit is in effect.)

  If you elect GMIB I -- Asset Allocation

   Maximum Charge                                              2.30%

   Current Charge/(12)/                                        1.15%
---------------------------------------------------------------------------

  If you elect GMIB II -- Custom Selection

   Maximum Charge                                              2.60%

   Current Charge/(12)/                                        1.30%
---------------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE/(13) /(Calculated as a
percentage of the account value. Deducted annually/(6) /on
each contract date anniversary for which the benefit is in
effect.)                                                       0.35%
---------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT
CHARGE/(13)(14) /(Available only upon conversion of the
GMIB and calculated as a percentage of the GWBL benefit
base/(10) /deducted annually/(11) /on each contract date
anniversary for which the benefit is in effect.)

  Conversion from GMIB I -- Asset Allocation

   Maximum Charge                                              2.30%

   Current Charge/(12)/                                        1.15%
---------------------------------------------------------------------------

  Conversion from GMIB II -- Custom Selection

   Maximum Charge                                              2.60%

   Current Charge/(12)/                                        1.30%
---------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for the Portfolio.


---------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY
 NET ASSETS/(8)/
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2012
(expenses that are deducted from Portfolio assets including
management fees, 12b-1 fees, service fees, and/or other      Lowest Highest
expenses)/(15)/                                              0.72%  1.44%
---------------------------------------------------------------------------

                                   FEE TABLE

Notes:

(1)The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make a withdrawal or surrender your contract to receive its cash value. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1")

Contract Year  Series B Series CP(R) Series L
-------------  -------- ------------ --------
    1.........  7.00%      8.00%      8.00%
    2.........  7.00%      8.00%      7.00%
    3.........  6.00%      7.00%      6.00%
    4.........  6.00%      6.00%      5.00%
    5.........  5.00%      5.00%      0.00%
    6.........  3.00%      4.00%      0.00%
    7.........  1.00%      3.00%      0.00%
    8.........  0.00%      2.00%      0.00%
    9.........  0.00%      1.00%      0.00%
    10+.......  0.00%      0.00%      0.00%

(3)Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each transfer at the time each transfer is processed. See "Transfer charge" under "Charges that AXA Equitable deducts" in "Charges and expenses" later in this Prospectus.

(4)These charges may increase over time to cover our administrative costs. We may discontinue these services at any time, with or without notice.

(5)The sum of these charges will never exceed 2% of the amount disbursed or transferred.

(6)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(7)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(8)Daily net assets is the sum of the value of the amounts invested in all your portfolios before we deduct applicable contract charges, which are set forth in the tables above.

(9)The separate account annual expenses compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Series CP(R) contracts, both the separate account annual expenses and the withdrawal charge compensate us for the expense associated with the credit.

(10)The benefit base is not an account value or cash value. If you elect the GMIB and/or the Guaranteed minimum death benefit at issue, your initial benefit base is equal to your initial contributions to your contract. For Series CP(R) contracts, your initial benefit base does not include the credit. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or account value. See "Guaranteed minimum income benefit and Guaranteed minimum death benefit base" and "GWBL benefit base" in "Contract features and benefits" later in this Prospectus.

(11)If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(12)We reserve the right to increase or decrease this charge any time after your second contract date anniversary. See "Fee changes for the guaranteed benefits" in "Charges and expenses" later in this Prospectus.

(13)If you elect the Earnings enhancement benefit at issue, and your GMIB then converts to the GWBL, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the GWBL.

(14)Please see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," both later in this Prospectus.


(15)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2012, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Money Market Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio. For more information, see the prospectuses for the Portfolios. The highest "Total Annual Portfolio Operating Expenses" does not consider the total annual operating expenses for the AXA Ultra Conservative Strategy Portfolio, which is not available for direct allocations. Pursuant to a contract, AXA Equitable Funds Management Group, LLC, the investment manager of the EQ Advisors Trust, which holds the AXA Ultra Conservative Strategy Portfolio, has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the portfolio to 0.95% through April 30, 2014 (unless the EQ Advisors trust Board of Trustees consents to an earlier revision or termination of this agreement).


EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses). These examples do not reflect charges for any special service you may request.


The examples below show the expenses that a hypothetical contract owner (who has elected the "Greater of" GMDB II and the Earnings enhancement benefit with the GMIB II -- Custom Selection) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in the prior calendar year, which results in an estimated administrative charge calculated as a percentage of contract

                                   FEE TABLE
value, as follows: Series B 0.012%; Series CP(R) 0.009%; and Series L 0.008%. The example assumes the maximum charges that would apply based on a 5% return for the "Greater of" GMDB II and the GMIB II -- Custom Selection, both of which are calculated as a percentage of each benefit's benefit base.


The guaranteed interest option and amounts allocated to the Special DCA programs (as available) are not covered by these examples. The annual administrative charge, any applicable withdrawal charge and the charge for any optional benefits do apply to the guaranteed interest option and amounts allocated to the Special DCA programs (as available).

These examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Series CP(R) contracts assumes that a 3% credit was applied to your contribution. Other than the administrative charge and the charges for the guaranteed benefits (which are described immediately above), the example also assumes separate account annual expenses and total annual expenses of the Portfolios (before expense limitations). These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                           SERIES B
-------------------------------------------------------------------------------------------------------------------------------
                                                                     IF YOU SURRENDER YOUR       IF YOU DO NOT SURRENDER YOUR
                                                                  CONTRACT AT THE END OF THE      CONTRACT AT THE END OF THE
                                                                    APPLICABLE TIME PERIOD          APPLICABLE TIME PERIOD
-------------------------------------------------------------------------------------------------------------------------------
                                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and expenses of any of the Portfolios  $1,299 $2,728  $4,518   $9,039   $599  $2,128  $4,018   $9,039
-------------------------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and expenses of any of the Portfolios  $1,223 $2,510  $4,175   $8,489   $523  $1,910  $3,675   $8,489
-------------------------------------------------------------------------------------------------------------------------------
                                                           SERIES L
-------------------------------------------------------------------------------------------------------------------------------
                                                                     IF YOU SURRENDER YOUR       IF YOU DO NOT SURRENDER YOUR
                                                                  CONTRACT AT THE END OF THE      CONTRACT AT THE END OF THE
                                                                    APPLICABLE TIME PERIOD          APPLICABLE TIME PERIOD
-------------------------------------------------------------------------------------------------------------------------------
                                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and expenses of any of the Portfolios  $1,440 $2,847  $4,202   $9,322   $640  $2,247  $4,202   $9,322
-------------------------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and expenses of any of the Portfolios  $1,365 $2,631  $3,865   $8,797   $565  $2,031  $3,865   $8,797
-------------------------------------------------------------------------------------------------------------------------------
                                                         SERIES CP(R)
-------------------------------------------------------------------------------------------------------------------------------
                                                                     IF YOU SURRENDER YOUR       IF YOU DO NOT SURRENDER YOUR
                                                                  CONTRACT AT THE END OF THE      CONTRACT AT THE END OF THE
                                                                    APPLICABLE TIME PERIOD          APPLICABLE TIME PERIOD
-------------------------------------------------------------------------------------------------------------------------------
                                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and expenses of any of the Portfolios  $1,446 $2,966  $4,736   $9,403   $646  $2,266  $4,236   $9,403
-------------------------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and expenses of any of the Portfolios  $1,369 $2,742  $4,387   $8,855   $569  $2,042  $3,887   $8,855
-------------------------------------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix V at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


The unit values and number of units outstanding for Separate Account No. 70 are not available, because as of December 31, 2012, Separate Account No. 70 had not commenced operations.

                                   FEE TABLE

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. We require a minimum contribution for each type of contract purchased. Maximum contribution limitations also apply. The tables in Appendix VII summarize our current rules regarding contributions to your contract, which rules are subject to change. In some states our rules may vary. Both the owner and the annuitant named in the contract must meet the issue age requirements shown in the table, and rules for contributions are based on the age of the older of the original owner and annuitant. No contributions will be accepted after the first contract year (other than QP contracts). For QP contracts, (i) the maximum aggregate contributions for any contract year is 100% of first-year contributions and
(ii) subsequent contributions are not permitted after conversion to the GWBL.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. We may discontinue acceptance of contributions within the first year. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
WE RESERVE THE RIGHT TO CHANGE OUR CURRENT LIMITATIONS ON YOUR CONTRIBUTIONS
AND TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS.
--------------------------------------------------------------------------------

We currently do not accept any contribution to your contract if: (i) the sum total of all contributions under your Accumulator(R) Series 13.0 contract would then total more than $1,000,000 ($500,000 for owners or annuitants who are age 81 and older at contract issue); (ii) the sum total of all contributions under all Accumulator(R) Series and Retirement Cornerstone(R) Series contracts with the same owner or annuitant would then total more than $1,500,000; or (iii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these contribution limitations based on certain criteria, including benefits that have been elected, issue age, the total amount of contributions, variable investment option allocations and selling broker-dealer compensation. These contribution limitations may not be applicable in your state. Please see Appendix IX later in this Prospectus.

--------------------------------------------------------------------------------
THE "OWNER" IS THE PERSON WHO IS THE NAMED OWNER IN THE CONTRACT AND, IF AN INDIVIDUAL, IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS. THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING THE CONTRACT'S MATURITY DATE. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER. WHERE THE OWNER OF A CONTRACT IS A NON-NATURAL PERSON SUCH AS A COMPANY OR TRUST, THE ANNUITANT IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS.
--------------------------------------------------------------------------------
OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code. In all cases, the joint annuitants must be spouses. In addition, a spouse may be added as a joint annuitant under a non-natural owner contract upon conversion to the GWBL with a Joint life option. See "Additional owner and annuitant requirements" under "Guaranteed withdrawal benefit for life ("GWBL")."

Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Series CP(R) contracts are not available for purchase by Charitable Remainder Trusts.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be the plan participant/employee. See Appendix III at the end of this Prospectus for more information on QP contracts.

Certain benefits under your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms OWNER and JOINT OWNER, we intend these to be references to ANNUITANT and JOINT ANNUITANT, respectively, if the contract has a non-natural owner. If the Guaranteed minimum income benefit ("GMIB") converts to the GWBL, the terms owner and successor owner are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the GWBL is not in effect, benefits are based on the age of the older joint owner or older joint annuitant, as applicable. There are additional owner and annuitant requirements if the GMIB converts to the GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(THIS SECTION ONLY APPLIES TO SERIES B AND SERIES L CONTRACTS.)

If you are purchasing the contract to fund a charitable remainder trust and elect either the Highest Anniversary Value death benefit, a "Greater of" GMDB and/or the GMIB, which you may be able to convert to the GWBL as of the contract date anniversary following age 85, you should strongly consider "split-funding": that is, the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, and/or the Guaranteed minimum death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an exchange intended to be a Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable Financial Industry Regulatory Authority ("FINRA") time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

--------------------------------------------------------------------------------
THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12 MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12 MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR."
THE END OF EACH 12 MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
--------------------------------------------------------------------------------

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------
OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR."
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

The contract provides the following investment options: the variable investment options, the guaranteed interest option and the account for special dollar cost averaging (for Series B and Series L contracts) or the account for special money market dollar cost averaging (for Series CP(R) contracts). This section lists each of the variable investment options and describes the guaranteed interest option. The next section, "Allocating your contributions," discusses dollar cost averaging in general, including the Special DCA programs.

Your investment options depend on whether you select Option A or Option B. If you elect Guaranteed minimum income benefit I -- Asset Allocation ("GMIB I -- Asset Allocation"), your contract will be restricted to Option A. If you elect Guaranteed minimum income benefit II -- Custom Selection ("GMIB II -- Custom Selection") or if you do not elect a GMIB, you can choose either Option A -- Asset Allocation or Option B -- Custom Selection. For additional information, see "Allocating your contributions" later in this Prospectus.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

The AXA Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable Funds Management Group, LLC. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Tactical Manager Portfolios, the AXA Strategic Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your account value may rise less than it would have without these defensive actions. If you have the GMIB or convert to the Guaranteed withdrawal Benefit for life ("GWBL"), or other guaranteed benefit, this strategy may also indirectly suppress the value of the guaranteed benefit bases.

You should be aware that having the GMIB or converting to the GWBL, or other guaranteed benefit limits your ability to invest in some of the variable investment options otherwise available to you under the contract. In addition, if you have the GMIB, the "Greater of" GMDB, or convert to the GWBL, you are required to participate in the asset transfer program which moves account value between the AXA Ultra Conservative Strategy investment option and the variable investment options. See "Asset transfer program ("ATP")" in "Contract features and benefits" later in this prospectus. If you do not have the GMIB, the "Greater of" GMDB, or the GWBL, then, unless otherwise stated in this Prospectus, you may select from the variable investment options listed below. See "Allocating your contributions" under "Contract features and benefits" for more information about the investment restrictions under your contract.

The investment strategies of the Portfolios, the restrictions on investment options and the ATP are designed to reduce the overall volatility of your account value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the contract. These approaches, while reducing volatility, may also suppress the investment performance of your contract and the value of your guaranteed benefit bases.

                        CONTRACT FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST                                                                    INVESTMENT MANAGER (OR
 CLASS B                                                                                  SUB-ADVISER(S),
 SHARES PORTFOLIO NAME    OBJECTIVE                                                       AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE   Seeks to achieve long-term growth of capital with an            .   AllianceBernstein L.P.
  EQUITY                  emphasis on risk-adjusted returns and managing volatility       .   AXA Equitable Funds Management
                          in the Portfolio.                                                   Group, LLC
                                                                                          .   ClearBridge Investments, LLC
                                                                                          .   GCIC US Ltd.
                                                                                          .   Marsico Capital Management, LLC
                                                                                          .   T. Rowe Price Associates, Inc.
                                                                                          .   Westfield Capital
                                                                                              Management Company, L.P.
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND    Seeks to achieve a balance of high current income and           .   BlackRock Financial
                          capital appreciation, consistent with a prudent level of risk.      Management, Inc.
                                                                                          .   Pacific Investment Management
                                                                                              Company LLC
                                                                                          .   SSgA Funds Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER              Seeks to achieve long-term growth of capital with an            .   AXA Equitable Funds Management
  INTERNATIONAL EQUITY    emphasis on risk-adjusted returns and managing volatility           Group, LLC
                          in the Portfolio.                                               .   BlackRock Investment
                                                                                              Management, LLC
                                                                                          .   EARNEST Partners, LLC
                                                                                          .   J.P.Morgan Investment
                                                                                              Management Inc.
                                                                                          .   Marsico Capital Management, LLC
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP    Seeks to achieve long-term growth of capital with an            .   AllianceBernstein L.P.
  CORE EQUITY             emphasis on risk-adjusted returns and managing volatility       .   AXA Equitable Funds Management
                          in the Portfolio.                                                   Group, LLC
                                                                                          .   Janus Capital Management, LLC
                                                                                          .   Thornburg Investment
                                                                                              Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP    Seeks to achieve long-term growth of capital with an            .   AllianceBernstein L.P.
  VALUE                   emphasis on risk-adjusted returns and managing volatility       .   AXA Equitable Funds Management
                          in the Portfolio.                                                   Group, LLC
                                                                                          .   Institutional Capital LLC
                                                                                          .   MFS Investment Management
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP      Seeks to achieve long-term growth of capital with an            .   AllianceBernstein L.P.
  GROWTH                  emphasis on risk-adjusted returns and managing volatility       .   AXA Equitable Funds Management
                          in the Portfolio.                                                   Group, LLC
                                                                                          .   BlackRock Investment
                                                                                              Management, LLC
                                                                                          .   Franklin Advisers, Inc.
                                                                                          .   Wellington Management Company,
                                                                                              LLP
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP      Seeks to achieve long-term growth of capital with an            .   AXA Equitable Funds Management
  VALUE                   emphasis on risk-adjusted returns and managing volatility           Group, LLC
                          in the Portfolio.                                               .   BlackRock Investment
                                                                                              Management, LLC
                                                                                          .   Diamond Hill Capital
                                                                                              Management, Inc.
                                                                                          .   Knightsbridge Asset
                                                                                              Management, LLC
                                                                                          .   Lord Abbett & Co. LLC
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER              Seeks to achieve high total return through a combination        .   Pacific Investment Management
  MULTI-SECTOR BOND       of current income and capital appreciation.                         Company LLC
                                                                                          .   Post Advisory Group, LLC
                                                                                          .   SSgA Funds Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST                                                                INVESTMENT MANAGER (OR
 CLASS B                                                                              SUB-ADVISER(S),
 SHARES PORTFOLIO NAME     OBJECTIVE                                                  AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP     Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds Management
  GROWTH                   emphasis on risk-adjusted returns and managing volatility      Group, LLC
                           in the Portfolio.                                          .   BlackRock Investment
                                                                                          Management, LLC
                                                                                      .   Morgan Stanley Investment
                                                                                          Management Inc.
                                                                                      .   NorthPointe Capital, LLC
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP     Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds Management
  VALUE                    emphasis on risk-adjusted returns and managing volatility      Group, LLC
                           in the Portfolio.                                          .   BlackRock Investment
                                                                                          Management, LLC
                                                                                      .   Franklin Advisory Services, LLC
                                                                                      .   Pacific Global Investment
                                                                                          Management Company
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY    Seeks to achieve long-term growth of capital.              .   Allianz Global Investors US LLC
                                                                                      .   AXA Equitable Funds Management
                                                                                          Group, LLC
                                                                                      .   SSgA Funds Management, Inc.
                                                                                      .   Wellington Management Company,
                                                                                          LLP
-------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST CLASS                                                              INVESTMENT MANAGER (OR
 IB SHARES PORTFOLIO NAME  OBJECTIVE                                                  SUB-ADVISER(S), AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------
AXA BALANCED               Seeks long-term capital appreciation and current income.   .   AXA Equitable Funds Management
  STRATEGY/(1)/                                                                           Group, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH    Seeks current income and growth of capital, with a         .   AXA Equitable Funds Management
  STRATEGY/(1)/            greater emphasis on current income.                            Group, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE           Seeks a high level of current income.                      .   AXA Equitable Funds Management
  STRATEGY/(1)/                                                                           Group, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY/(1)/   Seeks long-term capital appreciation and current income,   .   AXA Equitable Funds Management
                           with a greater emphasis on capital appreciation.               Group, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH        Seeks long-term capital appreciation and current income,   .   AXA Equitable Funds Management
  STRATEGY/(1)/            with a greater emphasis on current income.                     Group, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 400   Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
                           emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds Management
                           in the Portfolio.                                              Group, LLC
                                                                                      .   BlackRock Investment
                                                                                          Management, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 500   Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
                           emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds Management
                           in the Portfolio.                                              Group, LLC
                                                                                      .   BlackRock Investment
                                                                                          Management, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 2000  Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
                           emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds Management
                           in the Portfolio.                                              Group, LLC
                                                                                      .   BlackRock Investment
                                                                                          Management, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER       Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  INTERNATIONAL            emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds Management
                           in the Portfolio.                                              Group, LLC
                                                                                      .   BlackRock Investment
                                                                                          Management, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA ULTRA CONSERVATIVE     Seeks current income.                                      .   AXA Equitable Funds Management
  STRATEGY/(2)/                                                                           Group, LLC
-------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

----------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB
 SHARES PORTFOLIO                                                                       INVESTMENT MANAGER (OR
 NAME                  OBJECTIVE                                                        SUB-ADVISER(S), AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------------
                       Seeks to achieve total return from long-term growth of           .   AllianceBernstein L.P.
  EQ/ALLIANCEBERNSTEIN capital and income.
  DYNAMIC WEALTH
  STRATEGIES
----------------------------------------------------------------------------------------------------------------------
                       Seeks to achieve long-term growth of capital.                    .   AllianceBernstein L.P.
  EQ/ALLIANCEBERNSTEIN
  SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN        Seeks to achieve long-term total return with an emphasis         .   AXA Equitable Funds
  SMALL CAP VALUE      on risk-adjusted returns and managing volatility in the              Management Group, LLC
  CORE                 Portfolio.                                                       .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   Franklin Advisory
                                                                                            Services, LLC
----------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS     Seeks a combination of growth and income to achieve an           .   Boston Advisors, LLC
  EQUITY INCOME        above-average and consistent total return.
----------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY    Seeks to achieve long-term capital appreciation.                 .   Calvert Investment
  RESPONSIBLE                                                                               Management Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN    Seeks to achieve long-term growth of capital.                    .   Capital Guardian Trust
  RESEARCH                                                                                  Company
----------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX     Seeks to achieve a total return before expenses that             .   AXA Equitable Funds
                       approximates the total return performance of the Barclays            Management Group, LLC
                       Intermediate U.S. Government/Credit Index, including             .   SSgA Funds Management,
                       reinvestment of dividends, at a risk level consistent with that      Inc.
                       of the Barclays Intermediate U.S. Government/Credit Index.
----------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK      Seeks to achieve long-term growth of capital.                    .   Davis Selected Advisers,
  VENTURE                                                                                   L.P.
----------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH       Seeks to achieve long-term growth of capital with an             .   AXA Equitable Funds
  PLUS                 emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
                       in the Portfolio.                                                .   BlackRock Capital
                                                                                            Management, Inc.
                                                                                        .   BlackRock Investment
                                                                                            Management, LLC
----------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE       Seeks to maximize income while maintaining prospects             .   AXA Equitable Funds
  BALANCED             for capital appreciation with an emphasis on risk-adjusted           Management Group, LLC
                       returns and managing volatility in the Portfolio.                .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   Franklin Advisers, Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN            Primarily seeks capital appreciation and secondarily seeks       .   AXA Equitable Funds
  TEMPLETON            income.                                                              Management Group, LLC
  ALLOCATION
----------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS    Seeks to achieve capital growth and current income.              .   AXA Equitable Funds
                                                                                            Management Group, LLC
                                                                                        .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   First International
                                                                                            Advisors, LLC
                                                                                        .   Wells Capital Management,
                                                                                            Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL              Seeks to achieve long-term capital appreciation with an          .   AXA Equitable Funds
  MULTI-SECTOR         emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
  EQUITY               in the Portfolio.                                                .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   Morgan Stanley Investment
                                                                                            Management Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE        Seeks to achieve a total return before expenses that             .   AXA Equitable Funds
  GOVERNMENT BOND      approximates the total return performance of the Barclays            Management Group, LLC
                       Intermediate U.S. Government Bond Index, including               .   SSgA Funds Management,
                       reinvestment of dividends, at a risk level consistent with that      Inc.
                       of the Barclays Intermediate U.S. Government Bond Index.
----------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB
 SHARES PORTFOLIO                                                                INVESTMENT MANAGER (OR
 NAME                OBJECTIVE                                                   SUB-ADVISER(S), AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve long-term growth of capital with an        .   AXA Equitable Funds
  CORE PLUS          emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Hirayama Investments, LLC
                                                                                 .   WHV Investment Management
---------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE    Seeks to achieve long-term capital appreciation.            .   J.P. Morgan Investment
  OPPORTUNITIES                                                                      Management Inc.
---------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE    Seeks to achieve long-term growth of capital with an        .   AXA Equitable Funds
  PLUS               emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Institutional Capital LLC
---------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to provide long-term capital growth with an           .   AXA Equitable Funds
  PLUS               emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Marsico
                                                                                     Capital Management, LLC
---------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve long-term growth of capital with an        .   AllianceBernstein L.P.
  PLUS               emphasis on risk-adjusted returns and managing volatility   .   AXA Equitable Funds
                     in the Portfolio.                                               Management Group, LLC
---------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT       Seeks to achieve capital appreciation and growth of         .   Lord, Abbett & Co. LLC
  LARGE CAP CORE     income with reasonable risk.
---------------------------------------------------------------------------------------------------------------
EQ/MFS               Seeks to achieve capital appreciation.                      .   Massachusetts Financial
  INTERNATIONAL                                                                      Services Company
  GROWTH                                                                             d/b/a MFS Investment
                                                                                     Management
---------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE     Seeks to achieve long-term capital appreciation with an     .   AXA Equitable Funds
  PLUS               emphasis on risk adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Wellington Management
                                                                                     Company, LLP
---------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET      Seeks to obtain a high level of current income, preserve    .   The Dreyfus Corporation
                     its assets and maintain liquidity.
---------------------------------------------------------------------------------------------------------------
EQ/MONTAG &          Seeks to achieve capital appreciation.                      .   Montag & Caldwell, LLC
  CALDWELL GROWTH
---------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY    Seeks to achieve capital growth.                            .   Morgan Stanley Investment
  MID CAP GROWTH                                                                     Management Inc.
---------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP  Seeks to achieve capital appreciation, which may            .   AXA Equitable Funds
  EQUITY             occasionally be short-term, with an emphasis on risk            Management Group, LLC
                     adjusted returns and managing volatility in the Portfolio.  .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Franklin Mutual Advisers,
                                                                                     LLC
---------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER       Seeks to achieve capital appreciation.                      .   OppenheimerFunds, Inc.
  GLOBAL
---------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA       Seeks to generate a return in excess of traditional money   .   Pacific Investment
  SHORT BOND         market products while maintaining an emphasis on                Management Company, LLC
                     preservation of capital and liquidity.
---------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB
 SHARES PORTFOLIO                                                                INVESTMENT MANAGER (OR
 NAME                OBJECTIVE                                                   SUB-ADVISER(S), AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS Seeks to achieve high current income consistent with        .   AllianceBernstein L.P.
                     moderate risk to capital.
---------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE     Seeks to achieve long-term capital appreciation and         .   T. Rowe Price Associates,
  GROWTH STOCK       secondarily, income.                                            Inc.

---------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL  Seeks to achieve long-term capital growth with an           .   AXA Equitable Funds
  EQUITY             emphasis on risk adjusted returns and managing volatility       Manage- ment Group, LLC
                     in the Portfolio.                                           .   BlackRock Investment
                                                                                     Manage- ment, LLC
                                                                                 .   Templeton Investment
                                                                                     Counsel, LLC
---------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND    Seeks to achieve total return through capital appreciation  .   UBS Global Asset
  INCOME             with income as a secondary consideration.                       Management (Americas) Inc.
---------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN        Seeks to achieve capital growth and income.                 .   Invesco Advisers, Inc.
  COMSTOCK
---------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO       Seeks to achieve long-term capital growth.                  .   Wells Capital Management,
  OMEGA GROWTH                                                                       Inc.
---------------------------------------------------------------------------------------------------------------

(1)The "AXA Strategic Allocation Portfolios"
(2)The AXA Ultra Conservative Strategy investment option is part of the asset transfer program and is not part of Option A or Option B. You may not directly allocate a contribution to or request a transfer of account value into this investment option.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVE, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

Based on the interest rates in effect at the time, we will apply the highest of the three interest rates described above to amounts allocated to the guaranteed interest option. Although the interest rate may vary over the course of your investment in the guaranteed interest option, the interest rate will never be lower than the lifetime minimum rate. For information regarding the interest rate currently in effect for the guaranteed interest option, call us or visit us online. See "How to reach us" earlier in this Prospectus.

The lifetime minimum rate is 1.00%. The data page for your contract shows the lifetime minimum rate. The minimum yearly rate, which is set each calendar year, will never be less than the lifetime minimum rate. The minimum yearly rate for 2013 is 1.00%. Current interest rates, which may be set monthly, will never be less than the yearly guaranteed interest rate.

We set current interest rates periodically, based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable) and any optional benefit charges. See Appendix IX later in this Prospectus for state variations.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.

If the asset transfer program ("ATP") is in effect, ATP transfers are not taken out of or allocated to the guaranteed interest option. Please see "Asset transfer program ("ATP")" later in this section.

The account for special dollar cost averaging is part of our general account. See "Special dollar cost averaging program" below for more information.

ALLOCATING YOUR CONTRIBUTIONS

Your allocation alternatives and procedures depend on whether you select Option A -- Asset Allocation or Option B -- Custom Selection, which we describe below. You must select either Option A -- Asset Allocation or Option B -- Custom Selection with your initial contribution. If you elect GMIB I -- Asset Allocation, your contract is restricted to Option A. If you elect GMIB II -- Custom Selection or if you don't elect a GMIB, you can choose either Option A or Option B.

Subsequent contributions will be allocated according to the investment allocations on file. If you would like your subsequent contributions to be allocated differently, you must submit new allocation instructions on a form that we provide. We will not honor letters of instruction directing the allocation. If you submit new allocation instructions for subsequent contributions, those allocation instructions must comply with the Option rules that are in effect at the time that you submit the new allocation instructions.

OPTION A -- ASSET ALLOCATION

Under Option A, the Asset Allocation option, all of your account value must be allocated to one or more of the following options: (1) the AXA Strategic Allocation Portfolios; (2) the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio; (3) the guaranteed interest option; (4) the EQ/Money Market Portfolio; and (5) a Special DCA program.

The AXA Strategic Allocation Portfolios are:
  AXA Balanced Strategy
  AXA Conservative Growth Strategy
  AXA Conservative Strategy
  AXA Growth Strategy
  AXA Moderate Growth Strategy

Allocations must be in whole percentages, and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%.

Special DCA programs are available in connection with Option A, and they are discussed in "Dollar cost averaging" below.

You can rebalance your account value under Option A by submitting a request to rebalance your account value as of the date we receive your request, however, scheduled recurring rebalancing is not available. Therefore, any subsequent rebalancing transactions would require a subsequent rebalancing request. Your rebalance request must indicate the percentage you want rebalanced in each investment option (whole percentages only) and must comply with the limits regarding transfers into and out of the guaranteed interest option. You can rebalance only to the investment options available under Option A.

When we rebalance your account, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have on file. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change. Amounts in the AXA Ultra Conservative Strategy investment option are excluded from rebalancing, however, a one-time rebalancing request may trigger an off cycle ATP transfer if any amounts are moved out of the guaranteed interest option as a result of the rebalance. Please see "Asset transfer program ("ATP")" later in this section.

OPTION B -- CUSTOM SELECTION

Under Option B, the Custom Selection option, all of your account value must be allocated to: (1) the variable investment options according to the category and investment option limits described below; or (2) a Special DCA program. The guaranteed interest option is not available under Option B.

                        CONTRACT FEATURES AND BENEFITS

If you do not elect a Special DCA program, all of your account value must be allocated among the investment options in the following four categories:

Category 1 -- Fixed Income
  EQ/Core Bond Index
  EQ/Intermediate Government Bond
  EQ/Money Market
  EQ/Quality Bond PLUS
  Multimanager Core Bond

Category 2 -- Asset Allocation/Indexed
  AXA Balanced Strategy
  AXA Conservative Growth Strategy
  AXA Conservative Strategy
  AXA Growth Strategy
  AXA Moderate Growth Strategy
  AXA Tactical Manager 400
  AXA Tactical Manager 500
  AXA Tactical Manager 2000
  AXA Tactical Manager International
  EQ/AllianceBernstein Dynamic Wealth Strategies

Category 3 -- Core Diversified
  EQ/AXA Franklin Small Cap Value Core
  EQ/Equity Growth PLUS
  EQ/Franklin Core Balanced
  EQ/Franklin Templeton Allocation
  EQ/Global Bond PLUS
  EQ/Global Multi-Sector Equity
  EQ/International Core PLUS
  EQ/Large Cap Core PLUS
  EQ/Large Cap Growth PLUS
  EQ/Large Cap Value PLUS
  EQ/Mid Cap Value PLUS
  EQ/Mutual Large Cap Equity
  EQ/Templeton Global Equity
  Multimanager Aggressive Equity
  Multimanager International Equity
  Multimanager Large Cap Core Equity
  Multimanager Large Cap Value
  Multimanager Mid Cap Growth
  Multimanager Mid Cap Value
  Multimanager Multi-Sector Bond
  Multimanager Small Cap Growth
  Multimanager Small Cap Value

Category 4 -- Manager Select
  EQ/AllianceBernstein Small Cap Growth
  EQ/Boston Advisors Equity Income
  EQ/Calvert Socially Responsible
  EQ/Capital Guardian Research
  EQ/Davis New York Venture
  EQ/JPMorgan Value Opportunities
  EQ/Lord Abbett Large Cap Core
  EQ/MFS International Growth
  EQ/Montag & Caldwell Growth
  EQ/Morgan Stanley Mid Cap Growth
  EQ/Oppenheimer Global
  EQ/PIMCO Ultra Short Bond
  EQ/T. Rowe Price Growth Stock
  EQ/UBS Growth and Income
  EQ/Van Kampen Comstock
  EQ/Wells Fargo Omega Growth
  Multimanager Technology

Your contributions in the four categories must also generally be allocated according to the following category and investment option limits.

CATEGORY AND INVESTMENT OPTION LIMITS. The chart below sets forth the general category and investment option limits of Option B -- Custom Selection.

----------------------------------------------------------------------------------------------
                                                                   2
                                                      1          ASSET          3         4
                                                    FIXED     ALLOCATION/     CORE     MANAGER
                    CATEGORY                        INCOME      INDEXED    DIVERSIFIED SELECT
----------------------------------------------------------------------------------------------
Maximum for category                                100%          70%          50%       25%
----------------------------------------------------------------------------------------------
Minimum for category                                30%/(1)/      20%/(1)/     0%        0%
----------------------------------------------------------------------------------------------
Maximum for each option                             100%/(2)/     70%/(3)/     25%       15%
----------------------------------------------------------------------------------------------

(1)You are required to invest a minimum of 30% of your account value in Category 1 at all times. In addition, a minimum of 20% of your account value is also required to be invested in Category 2 if any percentage of your account value is allocated to Category 3 and/or Category 4.
(2)The maximum option limit for the EQ/Money Market is 30%.
(3)AXA Tactical Manager 2000, AXA Tactical Manager 400, AXA Tactical Manager 500 and AXA Tactical Manager International have a 40% per option maximum limit.


There are no minimum allocations for any one investment option. Allocations must be in whole percentages. The total of your allocations into all available investment options must equal 100%. Your ability to allocate contributions to investment options may be subject to restrictions in certain states. See Appendix IX later in this Prospectus for state variations.

QUARTERLY REBALANCING (OPTION B -- CUSTOM SELECTION ONLY). Under Option B, your account value will be rebalanced automatically each quarter of your contract year. Rebalancing will occur on the same day of the month as your contract date. If that date is after the 28th of a month, rebalancing will occur on the first business day of the following month. If the date occurs on a date other than a business day, the rebalancing will occur on the next business day. The rebalance for the last quarter of the contract year will occur on the contract anniversary date. If this date occurs on a day other than a business day, the rebalance will occur on the business day immediately preceding the contract anniversary date. When we rebalance your account value, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have on file. For contracts with GMIB, the "Greater of" GMDB or the GWBL, any amounts in the AXA Ultra Conservative Strategy investment option will be excluded from rebalancing. Please see "Asset transfer program ("ATP")" later in this section. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change.

TRANSFERS. Generally, you may transfer your account value among the variable investment options. We may, at any time, exercise our

                        CONTRACT FEATURES AND BENEFITS

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right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. Under Option A, a transfer into the guaranteed interest option (other than a transfer pursuant to a Special DCA program) will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

You may make transfers among the investment options available under Option B, provided that the transfer meets the category and investment option limits in place at the time of the transfer. In the remainder of this section, we explain our current Option B transfer rules, which we may change in the future. You may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. An investment option transfer under Option B does not automatically change your allocation instructions for the rebalancing of your account on a quarterly basis. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your account. If you wish to change your allocation instructions for the quarterly rebalancing of your account, these instructions must meet the category and investment option limits in place at the time of the transfer and must be made in writing on a form we provide and sent to the processing office. Please note, however, that an allocation change for future contributions will automatically change the rebalancing instructions on file for your account. For more information about transferring your account value, please see "Transferring your money among investment options" later in this Prospectus.

For contracts with GMIB (or for contracts that have converted to the GWBL), you cannot contribute or initiate a transfer into the AXA Ultra Conservative Strategy investment option. On a limited basis, you can initiate a complete transfer out of the AXA Ultra Conservative Strategy investment option up to your contract date anniversary following age 85, subject to certain restrictions. We refer to this as the ATP exit option. Please see "Asset transfer program ("ATP")" later in this section. Transfers into or out of the AXA Ultra Conservative Strategy investment option do not require new allocation instructions.

ALLOCATION INSTRUCTION CHANGES. You may change your instructions for allocations of future contributions. Any revised allocation instructions will also be used for quarterly rebalancing. Any revised allocation instructions must meet the category and investment limits in place at the time that the instructions are received.

POSSIBLE CHANGES TO THE CATEGORY AND INVESTMENT OPTION LIMITS. We may in the future revise the category limits, the investment limits, the categories themselves, and the investment options within each category, as well as combine the investment options within the same or in different categories
(collectively, "category and investment option limits").

If we change our category and investment option limits, please note the following:

..   Any amounts you have allocated among the variable investment options will
    NOT be automatically reallocated to conform with the new category and investment option limits.

..   If your allocation instructions on file prior to a change to our category and investment option limits do NOT COMPLY with our new category and investment option limits:

   -- you will NOT be automatically required to change your allocation instructions;

   -- if you make a subsequent contribution, you will NOT be required to change your allocation instructions;

   -- if you initiate a transfer, you WILL be required to change your instructions.

..   Any change to your allocation instructions must comply with our new category and investment option limits. Your new allocation instructions will apply to all future transactions, including subsequent contributions, transfers and rebalancing.

SWITCHING BETWEEN OPTIONS

If you elect the GMIB I -- Asset Allocation, your contract will be restricted to Option A (even if you drop the Guaranteed minimum income benefit I -- Asset Allocation). If you elect the GMIB I -- Asset Allocation and convert to the GWBL, your contract will continue to be restricted to Option A at the time of the conversion.

If you do not have the GMIB I -- Asset Allocation, you may select either Option A or Option B. In addition, you may switch between Option A and Option B. There are currently no limits on the number of switches between options, but the Company reserves the right to impose a limit. If you move from one option to another, you are subject to the rules applicable to the new option that are in place at the time of the switch.

For more information about allocation changes upon an automatic conversion to the GWBL, see "Automatic conversion" in "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus.

YOUR RESPONSIBILITY FOR ALLOCATION DECISIONS

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to select investment allocations and make other decisions under the contract. (Your investment allocations may be subject to the ATP if the GMIB, the "Greater of" GMDB or the GWBL is in effect, as described in "Asset transfer program ("ATP")" later in this Prospectus.) If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act

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                        CONTRACT FEATURES AND BENEFITS

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as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. Under Option A or Option B, you may participate in a Special DCA program. Under Option A, but not Option B, you may participate in one of two Investment simplifier programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Under Option A, your dollar cost averaging transfer allocations to the guaranteed interest option cannot exceed 25% of your dollar cost averaging transfer allocations. Under Option B, dollar cost averaging transfer allocations must also meet Custom Selection guidelines. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
--------------------------------------------------------------------------------

We offer the following dollar cost averaging programs:

..   Special dollar cost averaging:

..   Special money market dollar cost averaging:

..   Investment simplifier.

OUR SPECIAL DCA PROGRAMS. We currently offer the "Special dollar cost averaging program" with Series B and Series L contracts and the "Special money market dollar cost averaging program" with Series CP(R) contracts. Collectively, we refer to the special dollar cost averaging program and the special money market dollar cost averaging program as the "Special DCA programs".

SPECIAL DOLLAR COST AVERAGING PROGRAM

You may dollar cost average from the account for special dollar cost averaging, which is part of the general account. We pay interest at guaranteed rates in this account for specified time periods. We credit daily interest, which will never be less than 1% or the guaranteed lifetime minimum rate for the guaranteed interest option, whichever is greater, to amounts allocated to this account. The guaranteed lifetime minimum rate is 1.00%. There is no maximum rate. We guarantee to pay the current interest rate that is in effect on the date that your contribution is allocated to this account. That interest rate will apply to that contribution as long as it remains in this account. The guaranteed interest rate for the time period that you select will be shown in your contract for your initial contribution. We set the interest rates periodically, based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We will transfer amounts from the account for special dollar cost averaging into the investment options over an available time period that you select. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after your contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has ended, you may select an additional time period if you are still eligible to make contributions under your contract. At that time, you may also select a different allocation for transfers to the investment options, or, if you wish, we will continue to use the selection that you have previously made.

SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM

You may dollar cost average from the account for special money market dollar cost averaging option, which is part of the EQ/Money Market investment option.

UNDER BOTH SPECIAL DCA PROGRAMS, THE FOLLOWING APPLIES:

..   Initial contributions to a program must be at least $2,000; subsequent contributions to an existing program must be at least $250.

..   Subsequent contributions to an existing program do not extend the time period of the program.

..   Contributions into a program must be new contributions; you may not make transfers from amounts allocated to other investment options to initiate a program.

..   We offer time periods of 3, 6 or 12 months. We may also offer other time periods; you may only have one time period in effect at any time and once you select a time period, you may not change it.

..   Currently, your account value will be transferred from the program into the investment options on a monthly basis. We may offer these programs in the future with transfers on a different basis. Your financial professional can provide information in the time periods and interest rates currently available in your state, or you may contact our processing office.

..   Contributions to a program may be designated for the variable investment options and/or the guaranteed interest option, subject to the following:

   -- If you want to take advantage of one of our programs, 100% of your contribution must be allocated to that program. In other words, your contribution cannot be split between your Special DCA program and any other investment options available under the contract.

   -- You may designate up to 25% of your program to the guaranteed interest option, even if such a transfer would

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                        CONTRACT FEATURES AND BENEFITS

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      result in more than 25% of your account value being allocated to the guaranteed interest option. See "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus.

..   Your instructions for the program must match your allocation instructions on file on the day the program is established. If you change your allocation instructions on file, the instructions for your program will change to match your new allocation instructions.

..   We will transfer all amounts by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. The only transfers that will be made are your regularly scheduled transfers to the investment options. If you request to transfer or withdraw any other amounts from your program, we will transfer all of the value that you have remaining in the account to the investment options according to the allocation percentages for the program that we have on file for you.

..   Except for withdrawals made under our Automatic RMD withdrawal service or our other automated withdrawal programs (systematic withdrawals and substantially equal withdrawals), or for the assessment of contract charges, any unscheduled partial withdrawal from your program will terminate your Special DCA program. Any amounts remaining in the account after the program terminates will be transferred to the destination investment options according to your program allocation instructions. Any withdrawal from a program will reduce your guaranteed benefit bases. See "How withdrawals affect your guaranteed benefits" later in this section.

..   For contracts with GMIB, ATP transfers are not taken out of amounts allocated to a Special DCA program. Please see "Asset transfer program ("ATP")" later in this section.

..   If the GMIB converts to the GWBL, the Special DCA programs are not available.

..   You may cancel your participation in the program at any time by notifying us in writing. If you terminate your program, we will allocate any remaining amounts in your program pursuant to your program allocations instructions on file.

INVESTMENT SIMPLIFIER

Under Option A, we offer two Investment simplifier options which are dollar cost averaging programs. You may not participate in an Investment simplifier option when you are participating in a Special DCA program. The Investment simplifier options are not available under Option B.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the investment options available under Option A. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. This option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified if such a transfer ends the program. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the investment options available under Option A. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

INTERACTION OF DOLLAR COST AVERAGING PROGRAMS WITH OTHER CONTRACT FEATURES AND BENEFITS

You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. If your GMIB converts to the GWBL, that will terminate any dollar cost averaging program you have in place at the time, and may limit your ability to elect a new dollar cost averaging program after conversion. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging programs. Not all dollar cost averaging programs are available in all states. See Appendix IX later in this Prospectus for more information on state availability.

CREDITS (FOR SERIES CP(R) CONTRACTS ONLY)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not consider credits to be contributions for purposes of any discussion in this Prospectus. WE DO NOT INCLUDE CREDITS IN CALCULATING ANY OF YOUR BENEFIT BASES UNDER THE CONTRACT, EXCEPT TO THE EXTENT THAT ANY CREDITS ARE PART OF YOUR

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ACCOUNT VALUE, WHICH IS USED TO CALCULATE A RESET OF THE HIGHEST ANNIVERSARY
VALUE BENEFIT BASE OR THE ROLL-UP BENEFIT BASE. Credits are included in the assessment of any charge that is based on your account value. Credits are also not considered to be part of your investment in the contract for tax purposes.

The amount of the credit will be 3% of your initial contribution and each subsequent contribution made in the first contract year. For QP contracts only, the credit percentage will also be credited for contributions in the second and later contract years. Please note that we may discontinue acceptance of contributions, including within the first contract year. Please also note that the credit percentage may be different for certain contract owners. THE CREDIT WILL APPLY TO SUBSEQUENT CONTRIBUTIONS ONLY TO THE EXTENT THAT THE SUM OF THAT CONTRIBUTION AND PRIOR CONTRIBUTIONS TO WHICH NO CREDIT WAS APPLIED EXCEEDS THE TOTAL WITHDRAWALS MADE FROM THE CONTRACT SINCE THE ISSUE DATE. THE CREDIT WILL NOT BE APPLIED IN CONNECTION WITH A PARTIAL CONVERSION OF A TRADITIONAL IRA CONTRACT TO A ROTH IRA CONTRACT.

For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $3,000 (3% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $180 [3% x (10,000 + 3,000 -7,000)].

We will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus). Also, you will not be reimbursed for any charges deducted before cancellation, except in states where we are required to return the amount of your contributions. In states where we are required to return your account value, the amount we return to you upon cancellation will reflect any investment gain or loss in the variable investment options (less the daily charges we deduct) associated with your contributions and the full amount of the credit. See "Charges and expenses" later in this Prospectus for more information.

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years.

..   If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit. (If the younger joint owner dies, we will not recover the amount of such credit. The contract would continue based on the older joint owner.)

For example:

You make an initial contribution of $100,000 to your contract and your account value is credited with $3,000 (3% x $100,000). If you (i) exercise your right to cancel the contract, (ii) start receiving annuity payments within three years of making the contribution, or (iii) die during the one-year period following the receipt of the contribution, we will recapture the entire credit and reduce your account value by $3,000.

We will recover any credit on a pro rata basis from the value in your variable investment options (including any amounts in the AXA Ultra Conservative Strategy investment option) and guaranteed interest option. If there is insufficient value or no value in the variable investment options (including any amounts in the AXA Ultra Conservative Strategy investment option) and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special money market dollar cost averaging. We do not include credits in the calculation of any withdrawal charge.

We use a portion of the operations charge and withdrawal charge to help recover our cost of providing the credit. We expect to make a profit from these charges. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. While we cannot state with any certainty when this will happen, we believe that it is likely that if you hold your Series CP(R) contract for longer than 10 years, you may be better off in a contract without a credit, and with a lower operations charge. Your actual results will depend on the investment returns on your contract. Therefore, if you plan to hold the contract for an extended period of time, you may wish to consider purchasing a contract that does not include a credit. You should consider this possibility before purchasing the contract.

Any amount transferred from another AXA Equitable contract in which a credit was previously applied, is not eligible for an additional credit on the amount transferred to your Series CP(R) contract.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "guaranteed benefit bases") are used to calculate the Guaranteed minimum income benefit ("GMIB") and the Guaranteed minimum death benefits, as described in this section. The benefit base for a GMIB and Guaranteed minimum death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit ("GMIB")" and "Guaranteed minimum death benefit" below.

We refer to the following collectively, as the "Guaranteed minimum income benefit ("GMIB")": (i) GMIB I -- Asset Allocation and (ii) GMIB II -- Custom Selection.

We refer to the following, collectively, as "Guaranteed minimum death benefits:" (i) Return of Principal death benefit; (ii) the Highest Anniversary Value death benefit; and (iii) the "Greater of" GMDB, which includes both the "Greater of" GMDB I and the "Greater of" GMDB II.

As discussed immediately below, when calculating your guaranteed benefits, one or more of the following may apply: (1) the Return of Principal death benefit is based on the Return of Principal death benefit base; (2) the Highest Anniversary Value death benefit is based on the Highest Anniversary Value benefit base; (3) the "Greater of"

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GMDB is based on the greater of the Roll-up benefit base and the Highest
Anniversary Value benefit base; (4) the GMIB is based on the Roll-up benefit base.

For Series CP(R) contracts only, any credit amounts attributable to your contributions are not included in your guaranteed benefit bases.

For a description of how the ATP exit option will impact your guaranteed benefit bases, see "ATP exit option" below.

See "How withdrawals affect your guaranteed benefits" later in this section for a discussion of how withdrawals impact your guaranteed benefit bases. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please see Appendix IV for an example of how your guaranteed benefit bases are calculated.

RETURN OF PRINCIPAL DEATH BENEFIT BASE

Your Return of Principal death benefit base is equal to:

..   your initial contribution and any subsequent contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your guaranteed benefits" later in this section. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

HIGHEST ANNIVERSARY VALUE BENEFIT BASE
(USED FOR THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT, "GREATER OF" GMDB I AND "GREATER OF" GMDB II)

The calculation of your Highest Anniversary Value benefit base will depend on whether you have taken a withdrawal from your contract.

If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution and any subsequent contributions to your contract,

                                     -OR-

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any subsequent contributions made since the most recent "reset" of the Highest Anniversary Value benefit base that established your account value as your new Highest Anniversary Value benefit base).

If you have taken a withdrawal from your contract, your Highest Anniversary Value benefit base will be reduced from the amount described above.

At any time after a withdrawal, your Highest Anniversary Value benefit base is equal to the greater of either:

..   your Highest Anniversary Value benefit base immediately following the most recent withdrawal (plus any subsequent contributions made after any such withdrawal),

                                     -OR-

..   your highest account value on any contract date anniversary after the withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any subsequent contributions made since the most recent "reset" of the Highest Anniversary Value benefit base that established your account value as your new Highest Anniversary Value benefit base)

ROLL-UP BENEFIT BASE
(USED FOR THE GMIB I -- ASSET ALLOCATION, "GREATER OF" GMDB I, GMIB II -- CUSTOM SELECTION AND "GREATER OF" GMDB II)

Your Roll-up benefit base is equal to:

..   your initial contribution and any subsequent contributions to your contract; less

..   a deduction that reflects any "Excess withdrawal" amounts (plus any applicable withdrawal charges); less

..   a deduction that reflects (a) the dollar amount of any RMD taken through our RMD program in the first contract year and (b) the dollar amount of any RMD in excess of the Annual withdrawal amount taken through our RMD program in subsequent contract years; plus

..   "Deferral Roll-up amount" OR any "Annual Roll-up amount" minus a deduction that reflects any withdrawals up to the "Annual withdrawal amount." Any withdrawals during the first contract year will reduce your Annual Roll-up amount on a dollar-for-dollar basis, but not less than zero. (Withdrawal charges do not apply to amounts withdrawn up to the Annual withdrawal amount.)

The "Annual Roll-up amount" and the "Deferral Roll-up amount" are described under "Guaranteed minimum income benefit ("GMIB")" later in this section.

The Roll-up benefit base is used to calculate (i) the Annual withdrawal amount (as described later in this section), (ii) the benefit bases for the GMIB and "Greater of" GMDB, and (iii) the charges for these guaranteed benefits.

The Roll-up benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday. For the GMIB, the Roll-up benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised prior to the contract date anniversary following age 85. For more information, see "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

For contracts with non-natural owners, the Roll-up benefit bases will be based on the annuitant's (or older joint annuitant's) age.

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EITHER THE DEFERRAL ROLL-UP AMOUNT OR THE ANNUAL ROLL-UP AMOUNT IS CREDITED TO
THE ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY. THESE AMOUNTS ARE CALCULATED BY TAKING INTO ACCOUNT YOUR ROLL-UP BENEFIT BASE FROM THE PRECEDING CONTRACT DATE ANNIVERSARY, THE APPLICABLE ROLL-UP RATE UNDER YOUR CONTRACT, SUBSEQUENT CONTRIBUTIONS TO YOUR CONTRACT DURING THE CONTRACT YEAR AND FOR THE ANNUAL ROLL-UP AMOUNT, ANY WITHDRAWALS UP TO THE ANNUAL WITHDRAWAL AMOUNT
DURING THE CONTRACT YEAR. THE CALCULATION OF BOTH THE DEFERRAL ROLL-UP AMOUNT AND THE ANNUAL ROLL-UP AMOUNT ARE DISCUSSED LATER IN THIS SECTION.
--------------------------------------------------------------------------------

"GREATER OF" GMDB I AND "GREATER OF" GMDB II BENEFIT BASES

Your "Greater of" death benefit base is equal to the greater of:

..   The Roll-up benefit base; and

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                        CONTRACT FEATURES AND BENEFITS

..   The Highest Anniversary Value benefit base.

Both of these are described immediately above.

Please see Appendix IV later in this Prospectus for an example of how the benefit base for the "Greater of" GMDB is calculated.

Your guaranteed benefit base(s) is not an account value. As such, the benefit base(s) will not be split or divided in any proportion in connection with an event, such as a divorce or Roth IRA conversion.

ROLL-UP BENEFIT BASE RESET

As described in this section, you will be eligible to reset your Roll-up benefit base on certain contract date anniversaries. The reset amount will equal the account value as of the contract date anniversary on which you reset your Roll-up benefit base. The Roll-up continues to the contract date anniversary following age 85 on any reset benefit base. We reserve the right to change or discontinue our reset programs at any time.

If you elect GMIB with or without the "Greater of" GMDB, you are eligible to reset the Roll-up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary starting with your first contract date anniversary and ending with the contract date anniversary following your 85th birthday.

If you elect both a "Greater of" GMDB and a GMIB, the Roll-up benefit bases for both guaranteed benefits are reset simultaneously when you request a Roll-up benefit base reset. You cannot elect a Roll-up benefit base reset for one benefit and not the other.

If you are not enrolled in one of our programs, we will send you a notice in each year that the Roll-up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

--------------------------------------------------------------------------------
ONE-TIME RESET OPTION -- RESETS YOUR ROLL-UP BENEFIT BASE ON A SINGLE CONTRACT DATE ANNIVERSARY.

AUTOMATIC ANNUAL RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY YOU ARE ELIGIBLE FOR A RESET.

AUTOMATIC CUSTOMIZED RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY, IF ELIGIBLE, FOR THE PERIOD YOU DESIGNATE.
--------------------------------------------------------------------------------

If your request to reset your Roll-up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i)if your request is received within 30 days following your contract date anniversary, your Roll-up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

(ii)if your request is received outside the 30 day period following your contract date anniversary, your Roll-up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.

If you wish to cancel your elected reset program, your request must be received by our processing office at least one business day prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this deadline will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" earlier in this Prospectus. If you die before the contract date anniversary following age 85 and your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary until the contract date anniversary following the spouse's age 85 as described above.

IT IS IMPORTANT TO NOTE THAT ONCE YOU HAVE RESET YOUR ROLL-UP BENEFIT BASE, A NEW WAITING PERIOD TO EXERCISE THE GMIB WILL APPLY FROM THE DATE OF THE RESET. YOUR NEW EXERCISE DATE WILL BE THE TENTH CONTRACT DATE ANNIVERSARY FOLLOWING THE RESET OR, IF LATER, THE EARLIEST DATE YOU WOULD HAVE BEEN PERMITTED TO EXERCISE WITHOUT REGARD TO THE RESET, BUT IN NO EVENT WILL IT BE LATER THAN THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85. See "Exercise rules" under "Guaranteed minimum income benefit ("GMIB")" and "How withdrawals affect your guaranteed benefits" below for more information. Please note that in most cases, resetting your Roll-up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus.

If you are a traditional IRA or QP contract owner, before you reset your Roll-up benefit base, please consider the effect of the plan's requirement to make lifetime required minimum distributions with respect to the contract. If you convert from a QP contract to an IRA, the waiting period for the reset under the IRA contract will take into account the time before conversion when the contract was a QP contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle that you maintain. See "How withdrawals affect your guaranteed benefits" later in this section and "Lifetime required minimum distribution withdrawals" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix III -- "Purchase considerations for QP Contracts" later in this Prospectus.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the GMIB and annuity payout options. The GMIB is discussed under "Guaranteed minimum income benefit ("GMIB")" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in

                        CONTRACT FEATURES AND BENEFITS
this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.

GUARANTEED MINIMUM INCOME BENEFIT ("GMIB")

This section describes the Guaranteed minimum income benefit ("GMIB").

The GMIB is available to owners ages 20-80 (ages 20-70 for Series CP(R) contracts). For owner ages 66-80 at issue, the "Greater of" GMDB I and the "Greater of" GMDB II are not available. See Appendix IX later in this Prospectus for more information. You may elect one of the following:

..   The Guaranteed minimum income benefit I -- Asset Allocation ("GMIB I --
    Asset Allocation").

..   The Guaranteed minimum income benefit II -- Custom Selection ("GMIB II --
    Custom Selection").

Both options include the ability to reset your Roll-up benefit base. See "Roll-up benefit base reset" earlier in this section. Under GMIB I -- Asset Allocation, you are restricted to the investment options available under Option A -- Asset Allocation. Under GMIB II -- Custom Selection, you can choose either Option A -- Asset Allocation or Option B -- Custom Selection. You should not elect GMIB II -- Custom Selection and invest your account value in Option A if you plan to never switch to Option B, since GMIB I -- Asset Allocation's optional benefit charge is lower and offers Option A.

If you elect the GMIB I -- Asset Allocation, you may elect the Return of Principal death benefit, Highest Anniversary Value death benefit, or the "Greater of" GMDB I. You may not elect the "Greater of" GMDB II.

If you elect the GMIB II -- Custom Selection, you may elect the Return of Principal death benefit, Highest Anniversary Value death benefit, or the "Greater of" GMDB II. You may not elect the "Greater of" GMDB I.

If the contract is jointly owned, the GMIB will be calculated on the basis of the older owner's age. There is an additional charge for the GMIB which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus.

This feature is not available for an Inherited IRA. If you are using the contract to fund a charitable remainder trust (for Series B and Series L contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your GMIB. See "Owner and annuitant requirements" earlier in this section. If the owner was older than age 60 at the time an IRA or QP contract was issued, the GMIB may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the GMIB can be exercised. See "How withdrawals affect your guaranteed benefits" later in this section.

If you elect the GMIB option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus.

The GMIB guarantees you a minimum amount of fixed income under a life annuity fixed payout option. You choose whether you want the option to be paid on a single or joint life basis at the time you exercise your GMIB. An additional payout option may be available for certain contract owners. Please see Appendix IX for more information.

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
THE GUARANTEED MINIMUM INCOME BENEFIT SHOULD BE REGARDED AS A SAFETY NET ONLY.
--------------------------------------------------------------------------------


When you exercise the GMIB, the annual lifetime income that you will receive will be the greater of (i) your GMIB which is calculated by applying your Roll-up benefit base, less any applicable withdrawal charge remaining (if exercised prior to age 85), to GMIB guaranteed annuity purchase factors, or
(ii) the greater of the income provided by applying your account value to the greater of our then current or guaranteed annuity purchase factors or base contract guaranteed annuity purchase factors. The benefit base is applied only to the guaranteed annuity purchase factors under the GMIB in your contract and not to any other guaranteed or current annuity purchase rates. Your account value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.


When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of GMIB" below.

BEFORE YOU ELECT THE GMIB, YOU SHOULD CONSIDER THE FACT THAT IT PROVIDES A FORM OF INSURANCE AND IS BASED ON CONSERVATIVE ACTUARIAL FACTORS. THEREFORE, EVEN IF YOUR ACCOUNT VALUE IS LESS THAN YOUR BENEFIT BASE, YOU MAY GENERATE MORE INCOME BY APPLYING YOUR ACCOUNT VALUE TO CURRENT ANNUITY PURCHASE FACTORS. We will make this comparison for you upon request.

Surrendering your contract will terminate your GMIB. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

ANNUAL ROLL-UP RATE

Beginning with the contract year in which the first withdrawal is taken out of the contract until the contract date anniversary following age 85, the Annual Roll-up rate is:

..   5%, if withdrawals begin after the contract date anniversary when the owner is age 64.

..   4%, if withdrawals begin on or prior to the contract date anniversary when the owner is age 64.

The Annual Roll-up rate is used to calculate your Annual withdrawal amount. It is also used to calculate amounts credited to your Roll-up benefit base for the contract year in which the first withdrawal is made from your contract and all subsequent contract years. The Roll-up rate used to calculate amounts credited to your Roll-up benefit base in the contract years prior to the first withdrawal from your contract is called the "Deferral Roll-up rate".


The Annual Roll rate operates differently if your spouse continues the contract as successor owner upon your death. Please see "Spousal continuation" in "Payment of death benefit" for more

                        CONTRACT FEATURES AND BENEFITS
information on how the Annual Roll-up rate is determined for the contract if your spouse continues the contract as successor owner upon your death.


DEFERRAL ROLL-UP RATE

The Deferral Roll-up rate is 5%. The Deferral Roll-up rate is only used to calculate amounts credited to your Roll-up benefit base through the end of the contract year that precedes the contract year in which the first withdrawal is made from your contract.

ANNUAL ROLL-UP AMOUNT AND ANNUAL ROLL-UP BENEFIT BASE ADJUSTMENT

The Annual Roll-up amount is an amount credited to your Roll-up benefit base on each contract date anniversary once you take a withdrawal from your contract. The Annual Roll-up amount adjustment to your Roll-up benefit base is a primary way to increase the value of your Roll-up benefit base. This amount is calculated by taking into account your Roll-up benefit base from the preceding contract date anniversary, the Annual Roll-up rate, contributions to your contract during the contract year and any withdrawals up to the Annual withdrawal amount during the contract year. A withdrawal taken in the first contract year is an Excess withdrawal and will reduce (i) your Roll-up benefit base on pro rata basis and (ii) your Annual Roll-up amount on a dollar-for-dollar basis, but not less than zero. However, a RMD withdrawal from our RMD program will not reduce your Annual Roll-up amount in the year you first fund your Protected Benefit account.

Your Annual Roll-up amount at the end of the contract year is calculated, as follows:

..   your Roll-up benefit base on the preceding contract date anniversary, multiplied by:

..   the Annual Roll-up rate; less

..   any withdrawals up to the Annual withdrawal amount resulting in a dollar-for-dollar reduction of the Annual Roll-up amount; plus

..   A pro-rated Roll-up amount for any contribution to your contract during the contract year.

A PRO-RATED ROLL-UP AMOUNT IS BASED ON THE NUMBER OF DAYS IN THE CONTRACT YEAR AFTER THE CONTRIBUTION.

The Roll-up benefit base, used in connection with the GMIB and the "Greater of" GMDB, stops rolling up on the contract date anniversary following the owner's (or older joint owner, if applicable) 85th birthday.

In the event of your death, a pro-rated portion of the Annual Roll-up amount will be added to the Roll-up benefit base, if applicable.

Amounts withdrawn from your contract in excess of your Annual withdrawal amount, and all subsequent withdrawals from your contract in that contract year, will always reduce your Roll-up benefit base on a pro rata basis. For more information, see "How withdrawals affect your guaranteed benefits" later in this section.

DEFERRAL ROLL-UP AMOUNT AND ANNUAL ROLL-UP BENEFIT BASE ADJUSTMENT

The Deferral Roll-up amount is an amount credited to your Roll-up benefit base on each contract date anniversary before you take your first withdrawal from your contract. The amount is calculated by taking into account your Roll-up benefit base from the preceding contract date anniversary, the Deferral Roll-up rate and contributions to your contract during the contract year.

Your Deferral Roll-up amount at the end of the contract year is calculated as follows:

..   your Roll-up benefit base on the preceding contract date anniversary, or initial benefit base in the first contract year, multiplied by:

..   5% (the Deferral Roll-up rate); plus

..   A pro-rated Deferral Roll-up amount for any contribution to your contract during the contract year.

A PRO-RATED DEFERRAL ROLL-UP AMOUNT IS BASED ON THE NUMBER OF DAYS IN THE CONTRACT YEAR AFTER THE CONTRIBUTION.

In the event of your death, a pro-rated portion of the Deferral Roll-up amount will be added to the Roll-up benefit base, if applicable.



ANNUAL WITHDRAWAL AMOUNT

Your Annual withdrawal amount is calculated on the first day of each contract year beginning in the second contract year, and is equal to:

..   the Annual Roll-up rate, or initial benefit base in the first contract year, multiplied by;

..   the Roll-up benefit base as of the most recent contract date anniversary.

You do not have an Annual withdrawal amount in the first contract year. Any withdrawal from your contract during the first contract year is treated as an Excess withdrawal and will reduce your Roll-up benefit base on a pro rata basis and your Annual Roll-up amount on a dollar-for-dollar basis.

Beginning in the second contract year, you may withdraw up to your Annual withdrawal amount without reducing your Roll-up benefit base. Amounts withdrawn from your contract in excess of your Annual withdrawal amount, and all subsequent withdrawals from your contract in that contract year, will always reduce your Roll-up benefit base on a pro rata basis. Each such withdrawal is referred to as an "Excess withdrawal". For an example of how a pro rata reduction works, see "How withdrawals affect your guaranteed benefits" later in this section. IT IS IMPORTANT TO NOTE THAT WITHDRAWALS IN EXCESS OF YOUR ANNUAL WITHDRAWAL AMOUNT MAY HAVE A HARMFUL EFFECT ON YOUR GUARANTEED BENEFIT BASES. AN EXCESS WITHDRAWAL THAT REDUCES YOUR ACCOUNT VALUE TO ZERO WILL CAUSE YOUR GMIB TO TERMINATE.

Please remember that the Roll-up benefit base is only one component of the benefit base for the "Greater of" GMDB I and "Greater of" GMDB II. These benefit bases are equal to the greater of the Roll-up benefit base and the Highest Anniversary Value benefit base. This means if the Highest Anniversary Value benefit base is greater than the Roll-up benefit base at the time of a withdrawal, even if your Roll-up benefit base is not reduced as a result of the withdrawal, your "Greater of" death benefit base will be reduced. Your Annual withdrawal amount is based solely on your Roll-up benefit base; it is not impacted by your Highest Anniversary Value benefit base.

Your Annual withdrawal amount is calculated using the Annual Roll-up rate. Your Annual withdrawal amounts are not cumulative. If you withdraw less than your Annual withdrawal amount in any contract year, you may not add the remainder to your Annual withdrawal amount in any subsequent year.

EFFECT OF AN EXCESS WITHDRAWAL. An Excess withdrawal will always reduce your Roll-up benefit base and your Highest Anniversary Value benefit base on a pro rata basis. This means that once a with-

                        CONTRACT FEATURES AND BENEFITS
drawal is taken that causes the sum of the withdrawals from your contract to exceed the Annual withdrawal amount, that portion of the withdrawal that exceeds the Annual withdrawal amount and any subsequent withdrawals in that contract year will reduce your guaranteed benefit bases on a pro rata basis.

For an example of how your Annual withdrawal amount, Annual Roll-up amount, Deferral Roll-up amount and an Excess withdrawal affect your Roll-up benefit base see Appendix IV later in this Prospectus.

GMIB "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except as discussed below), the GMIB will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

..   You will be issued a life only supplementary contract based on your life.
    Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

The no lapse guarantee will terminate under the following circumstances:

..   If your aggregate withdrawals during your second or later contract year exceed your Annual withdrawal amount;

..   Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed your Annual withdrawal amount.

EXERCISE OF GMIB. On each contract date anniversary that you are eligible to exercise the GMIB, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the GMIB. You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercise of the GMIB, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. Under monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. You may choose to take a withdrawal prior to exercising the GMIB, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death.

Please see "Exercise of the GMIB in the event of a GMIB fee increase" under "Charges and expenses" later in this Prospectus for information on exercising your GMIB upon notice of a change to the GMIB fee.

EXERCISE RULES. The latest date you may exercise the GMIB is the 30th day following the contract date anniversary following your 85th birthday. Withdrawal charges, if any, will not apply when the GMIB is exercised at age
85. Other options are available to you on the contract date anniversary following your 85th birthday. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. In addition, eligibility to exercise the GMIB is based on the owner's (or older joint owner's, if applicable) age, as follows:

..   If you were at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the GMIB within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

..   If you were at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the GMIB within 30 days following each contract date anniversary after age 60.

..   If you were at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the GMIB within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i)if you were age 75 when the contract was issued or the Roll-up benefit base was reset when you were between the ages of 75 and 85, the only time you may exercise the GMIB is within 30 days following the contract date anniversary following your attainment of age 85;

(ii)for Accumulator(R) Series QP contracts, the Plan participant can exercise the GMIB only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) Series QP contract into an Accumulator(R) Series traditional IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the GMIB is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iii)since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the Roll-up benefit base and account value, and make a withdrawal from the contract if necessary. See "How withdrawals affect your guaranteed benefits" later in this section;

(iv)IF YOU RESET THE ROLL-UP BENEFIT BASE (AS DESCRIBED EARLIER IN THIS SECTION), YOUR NEW EXERCISE DATE WILL BE THE TENTH CONTRACT DATE ANNIVERSARY FOLLOWING THE RESET OR, IF LATER, THE EARLIEST DATE YOU WOULD HAVE BEEN PERMITTED TO EXERCISE WITHOUT REGARD TO THE RESET, BUT IN NO EVENT WILL IT BE LATER THAN THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85. PLEASE NOTE THAT IN MOST CASES, RESETTING YOUR ROLL-UP BENEFIT BASE WILL LENGTHEN THE WAITING PERIOD;

(v)a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the GMIB if the contract is not past the last date on which the original owner could have

                        CONTRACT FEATURES AND BENEFITS
   exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue, for purposes of determining the availability of the benefit and which of the exercise rules applies. For example, if an owner is age 70 at issue, and he dies at age 79, and the spouse beneficiary is 86 on the date of his death, she will not be able to exercise the GMIB, even though she was 77 at the time the contract was issued, because eligibility is measured using her age at the time of the owner's death, not her age on the issue date. The original contract issue date will continue to apply for purposes of the exercise rules;

(vi)if the contract is jointly owned, you can elect to have the GMIB paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner's age (if applicable); and

(vii)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the GMIB is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.

Please see "How withdrawals affect your guaranteed benefits" later in this section and "Insufficient account value" under "Determining your contract's value" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.


ASSET TRANSFER PROGRAM ("ATP")

If the GMIB, the "Greater of" GMDB or the GWBL is in effect, you are required to participate in the asset transfer program ("ATP"). The ATP helps us manage our financial exposure in providing the guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy investment option and the variable investment options. The formulas applicable to you may not be altered once you elect the benefit. In essence, we seek to preserve account value by transferring some or all of your account value to a more stable option (i.e., the AXA Ultra Conservative Strategy investment option). The formulas also contemplate the transfer of some or all of the account value from the AXA Ultra Conservative Strategy investment option to the variable investment options according to your allocation instructions on file. The formulas are described below and are also described in greater detail in Appendix VIII later in this Prospectus.

The AXA Ultra Conservative Strategy investment option will only be used to hold amounts transferred out of your variable investment options in accordance with the formulas described below. The AXA Ultra Conservative Strategy investment option is not part of Option A or Option B, and you may not directly allocate a contribution to the AXA Ultra Conservative Strategy investment option or request a transfer of account value into the AXA Ultra Conservative Strategy investment option. The ATP applies regardless of whether you elect Option A or Option B. On a limited basis, you may request a transfer out of the AXA Ultra Conservative Strategy investment option, subject to the rules discussed below. For a summary description of the AXA Ultra Conservative Strategy investment option, please see "Portfolios of the Trusts" in "Contract features and benefits" earlier in this Prospectus.

Transfers into or out of the AXA Ultra Conservative Strategy investment option, if required, are processed on each valuation day. The valuation day occurs on each contract monthiversary. The contract monthiversary is the same date of the month as the contract date. If the contract monthiversary is not a business day in any month, the valuation day will be the preceding business day. For contracts with issue dates after the 28th day of the month, the valuation day will be on the first business day of the following month. In the twelfth month of the contract year, the valuation day will be on the contract date anniversary. If the contract date anniversary occurs on a day other than a business day, the valuation day will be the business day immediately preceding the contract date anniversary.

In general, the formulas work as follows. On each valuation day, two formulas -- the ATP formula and the transfer amount formula -- are used to automatically perform an analysis with respect to your GMIB. For purposes of these calculations, amounts in the guaranteed interest option and any Special DCA program are excluded from amounts that are transferred into the AXA Ultra Conservative Strategy investment option.

The first formula, called the ATP formula, begins by calculating a contract ratio, which is determined by dividing the account value by the Roll-up benefit base, and subtracting the resulting number from one. The contract ratio is then compared to predetermined "transfer points" to determine what portion of account value needs to be held in the AXA Ultra Conservative Strategy investment option is required.

If the contract ratio is equal to or less than the minimum transfer point, all of the account value in the AXA Ultra Conservative Strategy investment option, if any, will be transferred to the variable investment options according to your allocation instructions on file. If the contract ratio on the valuation day exceeds the minimum transfer point but is less than the maximum transfer point, amounts may be transferred either into or out of the AXA Ultra Conservative Strategy investment option depending on the account value already in the AXA Ultra Conservative Strategy investment option, the guaranteed interest option and a Special DCA program. If the contract ratio on the valuation day is equal to or greater than the maximum transfer point, the total amount of your account value in the variable investment options, will be transferred into the AXA Ultra Conservative Strategy investment option.

ATP transfers into the AXA Ultra Conservative Strategy investment option will be transferred out of your variable investment options on a pro rata basis. ATP transfers out of the AXA Ultra Conservative Strategy investment option will be allocated among the variable investment options in accordance with your allocation instructions on file. Any amounts that would have been allocated to the guaranteed interest option, based on your allocation instructions on file, will be allocated among the variable investment options. No amounts will be transferred into or out of the guaranteed interest option or a Special DCA program as a result of any ATP transfer.

                        CONTRACT FEATURES AND BENEFITS

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If you make a contribution after the contract date, that contribution will be allocated according to the instructions that you provide or, if we do not receive any instructions, according to the allocation instructions on file for your contract. If the contribution is processed on a valuation day, it will be subject to an ATP transfer calculation on that day. If the contribution is received between valuation days, the amount contributed will be subject to an ATP transfer calculation on the next valuation day.

A separate formula, called the transfer amount formula, is used to calculate the amount that must be transferred either into or out of the AXA Ultra Conservative Strategy investment option when the ATP formula indicates that such a transfer is required. For example, the transfer amount formula reallocates account value such that for every 1% by which the contract ratio exceeds the minimum transfer point after the transaction 10% of the account value will be invested in the AXA Ultra Conservative Strategy investment option, the guaranteed interest option, and a Special DCA program. When the contract ratio exceeds the minimum transfer point by 10% (i.e., it reaches the maximum transfer point), amounts will be transferred into the AXA Ultra Conservative Strategy investment option such that 100% of account value will be invested in the AXA Ultra Conservative Strategy investment option, the guaranteed interest option, and a Special DCA program. On the first day of your first contract year, the minimum transfer point is 10% and the maximum transfer point is 20%. The minimum and maximum transfer points increase each contract monthiversary. After the 20th contract year, the minimum transfer point is 50% and the maximum transfer point is 60%. See Appendix VIII for a list of transfer points.

On any day that a transfer (excluding a dollar cost averaging transfer) is made out of the guaranteed interest option into a variable investment option, the formulas described above will be run, which may in turn trigger an off cycle ATP transfer. Regardless of when this off cycle valuation occurs, an ATP valuation will again occur on the next valuation day. An off cycle valuation will not occur on a monthiversary. Cancellation of any dollar cost averaging program will not trigger an off cycle ATP transfer. For the purposes of any off cycle calculation, the ATP transfer formula will use the account value as of the previous business day. Off cycle calculations will use the transfer points for the most recent valuation day.

If you take a withdrawal from your contract and there is account value allocated to the AXA Ultra Conservative Strategy investment option, the withdrawal will be taken pro rata out of your variable investment options (including the AXA Ultra Conservative Strategy investment option) and the guaranteed interest option, if applicable. If there is insufficient value or no value in those investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the Special DCA program.

Subject to any necessary regulatory approvals and advance notice to affected contract owners, we reserve the right to utilize an investment option other than the AXA Ultra Conservative Strategy investment option as part of the ATP.

ATP EXIT OPTION. Apart from the operation of the formulas, you may request a transfer of account value in the AXA Ultra Conservative Strategy investment option. You may wish to exercise the ATP exit option if you seek greater equity exposure and if it meets your investment goals and risk tolerance. This strategy may result in higher growth of your account value if the market increases which may also increase your benefit bases upon a reset. On the other hand, if the market declines, your account value will also decline which will reduce the likelihood that your benefit bases will increase. You should consult with your financial professional to assist you in determining whether exercising the ATP exit option meets your investment goals and risk tolerance.

The ATP exit option is subject to the following limitations:

..   You may not transfer out of the AXA Ultra Conservative Strategy investment option during the first contract year.

..   Beginning in the second contract year, you may make a transfer out of the
    AXA Ultra Conservative Strategy investment option only once per contract year.

..   You must elect the transfer on a specific transfer form we provide.

..   100% of your account value in the AXA Ultra Conservative Strategy investment option must be transferred out. You cannot request a partial transfer. The transfer will be allocated to your variable investment options based on the instructions we have on file.

..   There is no minimum account value requirement for the ATP exit option. You may make this election if you have any account value in the AXA Ultra Conservative Strategy investment option.

..   We are not able to process an ATP exit option on a valuation day or on a day where we process an off cycle transfer. If your transfer form is received in good order on a valuation day or a day on which we process an off cycle transfer, your ATP exit option will be processed on the next business day. If no account value remains in the AXA Ultra Conservative Strategy investment option on that day, there will be no transfer and your election will not count as your one permitted ATP exit option for that contract year.

If we process an ATP exit option, we will recalculate your benefit bases. A transfer may result in a reduction in your benefit bases and therefore a reduction in the value of your benefits.

On the day the ATP exit option is processed, the current value of the Roll-up benefit base is compared to the new benefit base produced by the ATP exit option formula. The Roll-up benefit base is adjusted to the lesser of the current value of that benefit base or the new benefit base produced by the ATP exit option formula.

If the Roll-up benefit base is adjusted, there are no corresponding adjustments made to the Deferral Roll-up amount, the Annual Roll-up amount and the Annual withdrawal amount in that contract year. Any such amounts are added to your newly adjusted Roll-up benefit base.

The effect of the ATP exit option on the Guaranteed minimum death benefit bases is as follows:

..   "Greater of" GMDB: Both the Roll-up benefit base and the Highest
    Anniversary Value benefit base will be adjusted to the lesser of the current value of that benefit base or the new benefit base produced by the ATP exit option formula. There is the potential that the Roll-up benefit base will be adjusted without a corresponding adjustment to the Highest Anniversary Value benefit base and vice versa.

..   Highest Anniversary Value death benefit: The benefit base value for the
    Highest Anniversary Value death benefit will be adjusted

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                        CONTRACT FEATURES AND BENEFITS
   to the lesser of the current value of that benefit base or the new benefit base produced by the ATP exit option formula.

..   Return of Principal death benefit: The Return of Principal death benefit base is not adjusted.

For information about the ATP exit option, please see Appendix VIII later in this Prospectus.

ATP CONTINUATION RULES. Under the following circumstances the ATP will continue as described above, except that the ATP exit option will no longer be available. See Appendix VIII later in this Prospectus for more information.

..   If the GMIB converts to the GWBL on the contract date anniversary following age 85, the ATP will use the GWBL benefit base for all applicable calculations.

..   If the "Greater of" GMDB is elected with the GMIB and the GMIB is dropped without converting to GWBL on the contract date anniversary following age 85, the ATP will use the GMDB benefit base for all applicable calculations.

..   If you convert to the GWBL while the "Greater of" GMDB is in effect and later drop the GWBL, the ATP will use the GMDB benefit base for all applicable calculations.

DROPPING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may drop the GMIB from your contract after issue and prior to conversion to the GWBL, subject to the following restrictions:

..   You may not drop the GMIB if there are any withdrawal charges in effect under your contract, including withdrawal charges applicable to subsequent contributions.

..   The GMIB will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the GMIB on a date other than a contract date anniversary, we will deduct a pro rata portion of the GMIB charge for the contract year on that date.

..   If you elect the "Greater of" GMDB I or "Greater of" GMDB II and the
    corresponding GMIB, and subsequently drop the GMIB prior to the contract date anniversary following age 85, we will no longer deduct the GMIB charge. We will also automatically terminate the Guaranteed minimum death benefit and its charge and apply the Return of Principal death benefit.

..   If you elect the Highest Anniversary Value death benefit with the GMIB and subsequently drop the GMIB prior to the contract date anniversary following age 85, we will no longer deduct the GMIB charge. Your contract will continue with the Highest Anniversary Value death benefit at the applicable charge. Withdrawals will now reduce your Highest Anniversary Value benefit base on a pro rata basis. See "How withdrawals affect your guaranteed benefits" later in this section.

..   If you drop the GMIB from your contract prior to the contract date anniversary following age 85, the ATP will no longer be in effect. Any account value in the AXA Ultra Conservative Strategy investment option will be allocated to your variable investment options.

If a benefit has been dropped, you will receive a letter confirming that the benefit has been dropped. If you drop the GMIB you will not be permitted to add the GMIB to your contract again. See "Guaranteed minimum death benefit" below for more information regarding how dropping the GMIB will affect the Guaranteed minimum death benefit. See "How withdrawals affect your guaranteed benefits" below in this section for more information on how withdrawals are treated after the GMIB is dropped.

DROPPING YOUR GUARANTEED BENEFITS IN THE EVENT OF A FEE CHANGE. In the event that we exercise our contractual right to change the fees for the guaranteed benefits, you may be given a one-time opportunity to drop your guaranteed benefits, subject to our rules. You may drop your guaranteed benefits only within 30 days of the fee change notification. The requirement that all withdrawal charges have expired will be waived. Please see "Fee changes for the guaranteed benefits" under "Charges and expenses" later in this Prospectus for information on dropping your GMIB upon notice of a change to the GMIB fee.

GUARANTEED MINIMUM DEATH BENEFIT

You may choose from three death benefit options:

..   Return of Principal death benefit;

..   Highest Anniversary Value death benefit;

..   "Greater of" death benefits:

   -- The "Greater of" GMDB I (available only if elected with the GMIB I --
      Asset Allocation); or

   -- The "Greater of" GMDB II (available only if elected with the GMIB II --
      Custom Selection).

The Return of Principal death benefit, if elected without a GMIB, is available at issue to all owners. If elected with a GMIB, the Return of Principal death benefit is issued to owners age 20-80 (age 20-70 for Series CP(R)). The Highest Anniversary Value death benefit, if elected without a GMIB, is issued to owners age 0-80 (age 0-70 for Series CP(R)). If elected with a GMIB, the Highest Anniversary Value death benefit is issued to owners age 20-80 (age 20-70 for Series CP(R)). The "Greater of" GMDB, which must be elected with a GMIB, is issued to owners age 20-65. Please note that the maximum issue age for the death benefit options may be different for certain contract owners. Please see Appendix IX later in this Prospectus for more information.

Your contract provides a Return of Principal death benefit. If you do not elect one of the "Greater of" death benefits or the Highest Anniversary Value death benefit described below when your contract is issued, the death benefit is equal to your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the Return of Principal death benefit, whichever provides the higher amount. The Return of Principal death benefit is equal to your total contributions, adjusted for withdrawals (and any associated withdrawal charges, if applicable). The Return of Principal death benefit is available to all owners.

If you elect one of the "Greater of" death benefits or the Highest Anniversary Value death benefit, your death benefit is equal to your account value as of the date we receive satisfactory proof of the

                        CONTRACT FEATURES AND BENEFITS
owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or the benefit base of your elected "Greater of" GMDB or the Highest Anniversary Value death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable), whichever provides the higher amount. Once your contract is issued, you may not change or voluntarily terminate your death benefit. However, dropping the GMIB can cause the corresponding "Greater of" GMDB to also be dropped. Please see below and "Payment of death benefit" later in this Prospectus for more information.

The Highest Anniversary Value death benefit can be elected by itself. Each "Greater of" GMDB is available only with the corresponding GMIB. Therefore, the "Greater of" GMDB I can only be elected if you also elect the GMIB I -- Asset Allocation. The "Greater of" GMDB II can only be elected if you also elect the GMIB II -- Custom Selection. There is an additional charge for the "Greater of" GMDB and the Highest Anniversary Value death benefit. There is no additional charge for the Return of Principal death benefit. See "Charges and expenses" later in this Prospectus.

If you elect to drop the GMIB prior to the contract date anniversary following age 85, the "Greater of" GMDB will be dropped automatically.

If the GMIB is dropped without converting to the GWBL within 30 days after the contract date anniversary following age 85, then the "Greater of" GMDB will be retained, along with the associated charges and withdrawal treatment. If a benefit has been dropped, you will receive a letter confirming that the drop has occurred. See "Dropping the Guaranteed minimum income benefit after issue" earlier in this section for more information.

If the "Greater of" GMDB is dropped, your death benefit value will be what the value of the Return of Principal death benefit would have been if the Return of Principal death benefit were elected at issue. If the "Greater of" GMDB is dropped on a contract anniversary, the charges will be taken, but will not be taken on future contract date anniversaries. If the "Greater of" GMDB is not dropped on a contract anniversary, then the pro rata portion of the fees will be charged.

If you elect one of the death benefit options described above and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any death benefit elected will be replaced automatically with the Return of Principal death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

Subject to state availability (see Appendix IX later in this Prospectus for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the death benefits described above.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Each death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your death benefit election, you may not change it.

If you purchase a "Greater of" GMDB with a GMIB, you will be eligible to reset your Roll-up benefit base. See "Roll-up benefit base reset" earlier in this section.

Please see "How withdrawals affect your guaranteed benefits" later in this section and "Insufficient account value" in "Determining your contract's value" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

If you are using your Series B or Series L contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Guaranteed minimum death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix IV later in this Prospectus for an example of how we calculate the guaranteed benefit bases.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.


Surrendering your contract will terminate your death benefit. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.



EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability (see Appendix IX later in this Prospectus for state availability of these benefits), if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract. The Earnings enhancement benefit provides an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ or IRA contract. Once you purchase the Earnings enhancement benefit you may not voluntarily terminate this feature. If you elect the Earnings enhancement benefit at issue, and your GMIB then converts to the GWBL, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus.

The additional death benefit will be 40% of:

the GREATER OF:

..   the account value, OR

..   any applicable death benefit

DECREASED BY:

..   total net contributions

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid

                        CONTRACT FEATURES AND BENEFITS
as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and
(b) is the net contributions as adjusted by any prior withdrawals (for Series CP(R) contracts, credit amounts are not included in "net contributions"); and
(ii) "Death benefit" is equal to the GREATER of the account value as of the date we receive satisfactory proof of death OR any applicable Guaranteed minimum death benefit as of the date of death.

For Series CP(R) contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the GREATER OF:

..   the account value, OR

..   any applicable death benefit

DECREASED BY:

..   total net contributions

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 85, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x 0.40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Earnings enhancement benefit is calculated, please see Appendix VI.

For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. Your spouse beneficiary or younger spouse joint owner must be 75 or younger when he or she becomes the successor owner for the Earnings enhancement benefit that had been elected at issue to continue after your death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix IX later in this Prospectus to see if this feature is available in your state.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). The GWBL is only available as a conversion option from the GMIB. The opportunity to convert from the GMIB to the GWBL is the contract date anniversary following age 85. You may elect to make this conversion only during the 30 days after the contract anniversary following the attainment of age 85.

--------------------------------------------------------------------------------
THE "CONVERSION EFFECTIVE DATE" IS THE CONTRACT DATE ANNIVERSARY FOLLOWING THE CONTRACT OWNER'S AGE 85, IF APPLICABLE.
--------------------------------------------------------------------------------

A Roll-up benefit base reset for the GMIB does not extend the waiting period during which you can convert.

If you have neither exercised the GMIB nor dropped it from your contract as of the contract date anniversary following age 85 ("last exercise date"), you will have up to 30 days after that contract date anniversary to choose what you want to do with your GMIB. You will have three choices available to you:

..   You may affirmatively convert the GMIB to a GWBL;

..   You may exercise the GMIB, and begin to receive lifetime income under that benefit;

..   You may elect to terminate the GMIB without converting to the GWBL.

IF YOU TAKE NO ACTION WITHIN 30 DAYS AFTER THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85, THE GMIB WILL CONVERT AUTOMATICALLY TO THE SINGLE LIFE GWBL.

If you exercise the GMIB, it will function as described earlier in this Prospectus under "Guaranteed minimum income benefit ("GMIB")". If you elect to terminate the GMIB without converting to the GWBL, your contract will continue in force, without either benefit, but you will retain your Guaranteed minimum death benefit. If you take no action, or affirmatively convert the GMIB, your GMIB will be converted to the GWBL, retroactive to the Conversion effective date. Please note that if you exercise the GMIB prior to the Conversion effective date, you will not have the option to convert the GMIB to the GWBL. If you drop the GMIB prior to conversion, you will lose the "Greater of" GMDB and any withdrawals will now reduce your remaining death benefit base on a pro rata basis.

The charge for the GWBL will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life charge" later in this Prospectus for a description of the charge.

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                        CONTRACT FEATURES AND BENEFITS

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You should not convert to the GWBL if:

..   You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

..   You are not interested in taking withdrawals prior to the contract's maturity date; or

..   You are using the contract to fund a QP contract where withdrawal restrictions under the qualified plan may apply.

For traditional IRAs and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. The Automatic RMD service is not available under QP contracts. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.


ADDITIONAL OWNER AND ANNUITANT REQUIREMENTS

Converting the GMIB to the GWBL may alter the ownership of your contract. The options you may choose depend on the original ownership of your contract. You may only choose among the ownership options below if you affirmatively choose to convert the GMIB to the GWBL. If your benefit is converted automatically, your contract will be structured as a Single life contract. Your ability to add a Joint life is limited by the age and timing requirements described below under "Guaranteed annual withdrawal amount".

SINGLE OWNER. If the contract has a single owner, and the owner converts the GMIB to the GWBL with the single life ("Single life") option, there will be no change to the ownership of the contract. However, if the owner converts the GMIB to the GWBL with the joint life ("Joint life") option, the owner must add his or her spouse as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage. If the contract is an NQ contract, the owner may grant the successor owner ownership rights in the contract at the time of conversion.

JOINT OWNERS. If the contract has joint owners and the GMIB converts to the GWBL with the Single life option, there will be no change to the ownership of the contract, unless the joint owners request that the younger joint owner be dropped from the contract. If the contract has spousal joint owners, and they request a Joint life benefit, we will use the younger spouse's age in determining the Applicable percentage. If the contract has non-spousal joint owners, and the joint owners request a Joint life benefit, the younger owner may be dropped from the contract, and the remaining owner's spouse added as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

NON-NATURAL OWNER. Contracts with non-natural owners that convert to the GWBL will have different options available to them, depending on whether they have an individual annuitant or joint annuitants. If the contract has a non-natural owner and an individual annuitant, and the owner converts to the GWBL with the Single life option, there will be no change to the ownership of the contract. If the owner converts to the GWBL with the Joint life option under a contract with an individual annuitant, the owner must add the annuitant's spouse as the joint annuitant. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

If the contract has a non-natural owner and joint annuitants, and the owner converts to the GWBL with the Single life option, there will be no change to the ownership of the contract, unless the owner requests that the younger annuitant be dropped from the contract. If the owner converts to the GWBL on a Joint life basis, there will be no change to the ownership of your contract. We will use the age of the younger spouse in determining the Applicable percentage on a Joint life basis.

GWBL BENEFIT BASE

Upon conversion, your GWBL benefit base is equal to either your account value or the Roll-up benefit base, as described below under "Guaranteed annual withdrawal amount". It will increase or decrease, as follows:

..   Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual Ratchet".

..   Your GWBL benefit base is not reduced by withdrawals except any amounts withdrawn in excess of your Guaranteed annual withdrawal amount will always reduce your GWBL benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Guaranteed annual withdrawal amount, that portion of the withdrawal that exceeds the Guaranteed annual withdrawal amount and any subsequent withdrawals in that contract year will reduce the GWBL benefit base on a pro rata basis. See "Effect of Excess withdrawals" below in this section.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

The Guaranteed annual withdrawal amount may be withdrawn at any time during the contract year that begins on the Conversion effective date, or any subsequent contract year. You may elect one of our automated payment plans or you may take partial withdrawals. The initial Guaranteed annual withdrawal amount is calculated as of the Conversion effective date. All withdrawals reduce your account value and Guaranteed minimum death benefit. Any withdrawals taken during the 30 days after the Conversion effective date will be counted toward the Guaranteed annual withdrawal amount.

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any Excess withdrawal, as described below under "Effect of Excess withdrawals". The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

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                        CONTRACT FEATURES AND BENEFITS

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Your Guaranteed annual withdrawal amount is calculated based on whether the benefit is based on a Single Life or Joint Life as described below:

SINGLE LIFE. If your GMIB is converted to a GWBL on a Single life basis, the Guaranteed annual withdrawal amount will be equal to (1) either: (i) your account value on the Conversion effective date or (ii) your Roll-up benefit base on the Conversion effective date, multiplied by (2) the Applicable percentage.

Your initial GWBL benefit base and Applicable percentage will be determined by whichever combination of benefit base and percentage set forth in the table below results in a higher Guaranteed annual withdrawal amount.

The Applicable percentage applied to your account value is 6.0% (Column A). The Applicable percentage applied to your benefit base will be determined by the Roll-up rate in effect at the time of the calculation. If the first withdrawal was taken on the contract date anniversary after the owner was age 64 or if a withdrawal has never been taken, the Applicable percentage is 5.0% (Column B). If the first withdrawal was taken on or prior to the contract date anniversary when the owner was age 64 the Applicable percentage is 4% (Column C).

----------------------------------------------------------------------------------
                              APPLICABLE PERCENTAGE
----------------------------------------------------------------------------------
                                             B                         C
              A                    ROLL-UP BENEFIT BASE       ROLL-UP BENEFIT BASE
        ACCOUNT VALUE                (5% ROLL-UP RATE)         (4% ROLL-UP RATE)
----------------------------------------------------------------------------------
            6.0%                           5.0%                       4.0%
----------------------------------------------------------------------------------

For example, assuming you have never taken a withdrawal, if on the Conversion effective date your Roll-up benefit base is $115,000, and your account value is $100,000, the Guaranteed annual withdrawal amount would be $6,000. This is because $115,000 (the Roll-up benefit base) multiplied by 5.0% (the percentage in Column B) equals only $5,750, while $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals $6,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 6.0%.

On the other hand, assuming you have never taken a withdrawal, if on the Conversion effective date your Roll-up benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $10,000. This is because $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals only $6,000, while $200,000 (the Roll-up benefit base) multiplied by 5.0% (the percentage in Column B) equals $10,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 5.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Roll-up benefit base on the Conversion effective date (Column B or Column C above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from either 4.0% or 5.0% to 6.0%.

However, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), then an Annual Ratchet will not affect the Applicable percentage.

If the GWBL benefit base and/or the Applicable percentage increases as the result of an Annual Ratchet, the Guaranteed annual withdrawal amount will also increase.

If you take a withdrawal during the 30 days following the Conversion effective date, and your GMIB is converted to the GWBL on a Single life basis, we will calculate whether that withdrawal exceeds the Guaranteed annual withdrawal amount based on your GWBL benefit base and Applicable percentage. If the withdrawal exceeds the Guaranteed annual withdrawal amount on a Single life basis, the conversion will still occur, but we will inform you that there is an Excess withdrawal.

JOINT LIFE/SUCCESSOR OWNER. If you hold an IRA or NQ contract, you may convert your GMIB to a Joint life GWBL. You must affirmatively request that the benefit be converted and your spouse must be at least age 70 on the Conversion effective date. If the younger spouse is younger than 70 as of the Conversion effective date, the election of Joint life will not be available, even if the contract was issued to spousal joint owners. The successor owner must be the owner's spouse. For NQ contracts, the successor owner can be designated as a joint owner. See "Additional owner and annuitant requirements" earlier in this section for more information regarding the requirements for naming a successor owner. The automatic conversion of the GMIB to the GWBL will create a Single life contract with the GWBL, even if you and your spouse are joint owners of your NQ contract. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion effective date. If you do add a Joint life contract, your spouse must submit any requested information.

For Joint life contracts, the percentages used in determining the Applicable percentage and the Guaranteed annual withdrawal amount will depend on your age or the age of your spouse, whoever is younger, as set forth in the following table.

The Applicable percentages applied to your account value are listed in Column
A. The Applicable percentage applied to your benefit base will be determined by the Roll-up rate in effect at the time of the calculation. If the first withdrawal was taken on the contract date anniversary after the owner was age 64 or if a withdrawal has never been taken, the Applicable percentages are listed in Column B. If the first withdrawal was taken on or prior to the contract date anniversary when the owner was age 64 the Applicable percentage are listed in Column C.

------------------------------------------------------------------------------------------------------------------------------
                                                                 APPLICABLE PERCENTAGES
                               -----------------------------------------------------------------------------------------------
                                                                             B                               C
                                                                      ROLL-UP BENEFIT                 ROLL-UP BENEFIT
                                             A                             BASE                            BASE
    YOUNGER SPOUSE'S AGE               ACCOUNT VALUE                 (5% ROLL-UP RATE)               (4% ROLL-UP RATE)
------------------------------------------------------------------------------------------------------------------------------
             85+                           5.5%                            4.0%                            3.5%
------------------------------------------------------------------------------------------------------------------------------
            80-84                          5.0%                            3.5%                            3.0%
------------------------------------------------------------------------------------------------------------------------------
            75-79                          4.5%                            3.0%                            2.5%
------------------------------------------------------------------------------------------------------------------------------
            70-74                          4.0%                            2.5%                            2.0%
------------------------------------------------------------------------------------------------------------------------------

For example, assuming you have never taken a withdrawal, if on the Conversion effective date your account value is $100,000, your Roll-up benefit base is $150,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $4,000. This is because $100,000 (the account value) multiplied by 4.0% (the percentage

                        CONTRACT FEATURES AND BENEFITS
in Column A for the younger spouse's age band) equals $4,000, while $150,000 (the Roll-up benefit base) multiplied by 2.5% (the percentage in Column B for the younger spouse's age band) equals $3,750. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 4.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Roll-up benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase to the percentage listed in Column A. In addition, if the younger spouse has entered a new age band at the time of a ratchet, the Applicable percentage will increase to the percentage listed in Column A for that age band. Similarly, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), and the GWBL benefit base is increased by an Annual Ratchet in a year that the younger spouse has entered a new age band, the Applicable percentage will increase to the percentage listed in Column A for that age band.

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 4.5%, and your Guaranteed annual withdrawal amount would increase to $7,200.

You may elect Joint life at any time before you begin taking withdrawals. If the GMIB has already converted to the GWBL on a Single life basis, the calculation of the initial Applicable percentage and Guaranteed annual withdrawal amount will be based on the younger spouse's age as of the Conversion effective date, not at the time you elect Joint life, even if the younger spouse is in a different age band at that time.

You can elect Joint life until the later of 30 days following conversion or your first withdrawal from the GWBL. We will recalculate your Guaranteed annual withdrawal amount based on the younger spouse's age as of the Conversion effective date. If the withdrawal does not exceed the recalculated Guaranteed annual withdrawal amount, we will set up the GWBL on a Joint life basis. If the withdrawal exceeds the recalculated Guaranteed annual withdrawal amount, we will offer you the option of either: (i) setting up the benefit on a Joint life basis and treating your withdrawal as an Excess withdrawal, or (ii) setting up the benefit on a Single life basis.

Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and the successor owner.

For Joint life IRA or NQ contracts, a successor owner may only be named before the first withdrawal is taken after the 30th day following the Conversion effective date, if your spouse is at least 70 on the Conversion effective date. (Withdrawals taken during the applicable period following the Conversion effective date will not bar you from selecting a Joint life contract, but may affect your ability to elect Joint life if the withdrawals are too large as described earlier in this section.)

If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the successor owner is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the owner's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section. The Applicable percentage will not be adjusted to a Single life percentage.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the joint annuitant is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the annuitant's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section.

Joint life QP contracts are not permitted in connection with this benefit. This benefit is not available under an Inherited IRA contract. If you are using your Series B or Series L contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your GWBL. See "Owner and annuitant requirements" earlier in this section.

EFFECT OF EXCESS WITHDRAWALS

For any withdrawal that causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, that portion of the withdrawal that exceeds the Guaranteed annual withdrawal amount and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount will always reduce your GWBL benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Guaranteed annual withdrawal amount, that portion of the withdrawal that exceeds the Guaranteed annual withdrawal amount and any subsequent withdrawals in that contract year will reduce the GWBL benefit base on a pro rata basis.

                        CONTRACT FEATURES AND BENEFITS

..   The Guaranteed annual withdrawal amount is recalculated on the following contract date anniversary to equal the Applicable percentage multiplied by the reset GWBL benefit base. You no longer have a Guaranteed annual withdrawal amount for the remainder of the contract year in which you have taken an Excess withdrawal.

You should not convert your GMIB to a GWBL if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base (based on the Roll-up benefit base) is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Assume the Roll-up rate in effect prior to conversion was 5%, Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. Your Excess withdrawal amount is $3,000 ($8,000 minus $5,000) and it is 3.75% of your account value.

As your benefit base is $100,000 before the withdrawal, it would be reduced by 3.75% or $3,750 (3.75% of $100,000) as your excess portion of withdrawal. Your new benefit base would be $96,250 ($100,000 minus $3,750). In addition, your Guaranteed annual withdrawal amount is reduced to $4,813 (5.0% of $96,250), instead of the original $5,000. See "How withdrawals affect your guaranteed benefits" later in this section.

Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or
(ii) the 10% free withdrawal amount. A with- drawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Insufficient account value" in "Determining your contract's value" later in this Prospectus.

In general, if your contract is a traditional IRA and you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. For Joint life contracts, if your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on the younger spouse's attained age at the time of the ratchet. For Single life contracts, if the initial GWBL benefit base and Applicable percentage are calculated using your Roll-up benefit base on the Conversion effective date and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from either 4.0% or 5.0% to 6.0%. For both Single life and Joint life contracts, your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the Conversion effective date.

INVESTMENT OPTIONS

While the GWBL is in effect, investment options will be restricted to the investment options that were available to you when your GMIB was in effect. If you convert from GMIB I -- Asset Allocation, your investment option will remain restricted to Option A. If you convert from GMIB II -- Custom Selection, you will continue to have access to both Option A and Option B investment options. You will be able to reallocate your account value, at any time after the conversion, subject to the applicable allocation limitations. The ATP will remain in effect on your contract after conversion to the GWBL, but you will no longer be able to elect the ATP exit option.

DOLLAR COST AVERAGING

Any dollar cost averaging program in place on the date of conversion will be terminated.

You may elect a new Investment simplifier program after conversion, but the Special DCA programs will not be available after conversion. See "Dollar cost averaging" in "Allocating your contributions" earlier in this section.

EARNINGS ENHANCEMENT BENEFIT

If you elected the Earnings enhancement benefit, it will continue in force after conversion, although it may be adversely affected by withdrawals under the GWBL.

GUARANTEED MINIMUM DEATH BENEFIT

The Guaranteed minimum death benefit that is in effect before the conversion of the GMIB to the GWBL will continue to be in effect after the conversion, but there will be no further Annual Ratchets or Roll-ups of the death benefit as of the contract anniversary following age 85. See "How withdrawals affect your guaranteed benefits" later in this section and "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

If you convert your GMIB to a GWBL on a Joint life basis, the Guaranteed minimum death benefit that would otherwise have been payable at the death of the owner (or the older joint owner or the annuitant or older joint annuitant if the contract is owned by a non-natural owner) will be payable at the death of the second to die of the owner and successor owner (or both joint annuitants if the contract is owned by a non-natural owner). Under certain circumstances, Roll-ups and Annual Ratchets may resume after the death of the

                        CONTRACT FEATURES AND BENEFITS
older spouse, depending on the age of the younger spouse. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

ANNUITY MATURITY DATE. If your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that as of your maturity date are at least equal to the Guaranteed annual withdrawal amount that you would have received under the GWBL. Any remaining Guaranteed minimum death benefit value will be terminated. See "Annuity maturity date" in "Accessing your money" later in this Prospectus.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

..   Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

..   If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

..   If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

..   Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

..   Any Guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

..   The charge for the GWBL and any Guaranteed minimum death benefit will no longer apply.

..   If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, as described in "Charges and expenses" later in this Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL. See "Effect of Excess withdrawals" above in this section.

..   Withdrawals are not considered annuity payments for tax purposes. See "Tax information" later in this Prospectus.

..   All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals affect your guaranteed benefits" below and "How withdrawals are taken from your account value" in "Accessing your money" later in this Prospectus.

..   If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

..   The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

..   If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit. See "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

..   If you transfer ownership of the contract, you terminate the GWBL benefit.
    See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

..   Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

..   If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your guaranteed benefits" below, even if pursuant to a divorce decree.

..   The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, a Joint life GWBL will have little or no value to the surviving same-sex spouse or partner. You should consult with your tax adviser for more information on this subject.

DROPPING THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AFTER CONVERSION

You may drop the GWBL from your contract after conversion from the GMIB, subject to the following restrictions:

..   You may not drop the GWBL if there are any withdrawal charges in effect under your contract, including withdrawal charges

                        CONTRACT FEATURES AND BENEFITS
   applicable to subsequent contributions. If there are no withdrawal charges in effect under your contract on the Conversion effective date, you may drop the GWBL at any time.

..   The GWBL will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the GWBL on a date other than a contract date anniversary, we will deduct a pro rata portion of the GWBL charge for that year, on that date.

..   After the GWBL is dropped, the withdrawal treatment for the Guaranteed minimum death benefit will continue to be on a pro rata basis.

..   Generally, only contracts with the GWBL can have successor owners. However, if your contract has the GWBL with the Joint life option, the successor owner under that contract will continue to be deemed a successor owner, even if you drop the GWBL. The successor owner will continue to have precedence over any designated beneficiary in the event of the owner's death.

..   If the GWBL is dropped and the "Greater of" GMDB is not in effect, the ATP will no longer be in effect. Any account value in the AXA Ultra Conservative Strategy investment option will be allocated to your variable investment options.

..   If the GWBL is dropped and the "Greater of" GMDB continues, the ATP will continue for as long as the "Greater of" GMDB remains in effect.

After your request has been processed, you will receive a letter confirming that the GWBL has been dropped.

DROPPING YOUR GUARANTEED BENEFITS IN THE EVENT OF A FEE CHANGE. In the event that we exercise our contractual right to change the fees for the guaranteed benefits, you may be given a one-time opportunity to drop your guaranteed benefits, subject to our rules. You may drop your guaranteed benefits only within 30 days of the fee change notification. The requirement that all withdrawal charges have expired will be waived. Please see "Fee changes for the guaranteed benefits" under "Charges and expenses" later in this Prospectus for information on dropping your GWBL upon notice of a change to the GWBL fee.



HOW WITHDRAWALS AFFECT YOUR GUARANTEED BENEFITS

Withdrawals affect your guaranteed benefit bases, as follows:

IF THE GMIB IS ELECTED AT ISSUE IN COMBINATION WITH ANY GUARANTEED MINIMUM DEATH BENEFIT:

..   In the first contract year, all withdrawals reduce your Roll-up benefit base and Highest Anniversary Value benefit base on a pro rata basis.

..   Beginning in the second contract year, withdrawals up to your Annual withdrawal amount will not reduce your Roll-up benefit base. Instead, such withdrawals reduce your Annual Roll-up amount on a dollar-for-dollar basis.

..   Beginning in the second contract year, withdrawals up to your Annual withdrawal amount will reduce your Highest Anniversary Value benefit base on a dollar-for-dollar basis.

..   An Excess withdrawal will always reduce your Roll-up benefit base and your
    Highest Anniversary Value benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Annual withdrawal amount, that portion of the withdrawal that exceeds the Annual withdrawal amount and any subsequent withdrawals in that contract year will reduce your guaranteed benefit bases on a pro rata basis.

..   All withdrawals from your contract always reduce your Return of Principal death benefit base on a pro rata basis.

IF THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT IS ELECTED AT ISSUE WITHOUT THE
GMIB:

..   All withdrawals from your contract always reduce your Highest Anniversary
    Value benefit base on a pro rata basis.

IF YOU HAVE THE RETURN OF PRINCIPAL DEATH BENEFIT (WITH OR WITHOUT THE GMIB):

..   All withdrawals from your contract reduce your Return of Principal death benefit base on a pro rata basis.

IF THE GMIB IS DROPPED AFTER ISSUE BEFORE YOU ARE ELIGIBLE TO CONVERT TO THE
GWBL:

..   If you had the Return of Principal death benefit prior to dropping the
    GMIB, the Return of Principal death benefit will continue to be in effect and withdrawals will continue to reduce your Return of Principal death benefit base on a pro rata basis.

..   If you had the Highest Anniversary Value death benefit prior to dropping the GMIB, the Highest Anniversary Value death benefit will continue to be in effect and withdrawals will reduce the Highest Anniversary Value benefit base on a pro rata basis as of the date you drop the GMIB.

..   If you had the "Greater of" GMDB prior to dropping the GMIB, the "Greater of" GMDB will automatically be dropped and convert to the Return of Principal death benefit. The value of the Return of Principal death benefit base would be adjusted to reflect what the Return of Principal death benefit base would have been had your contract been issued with the Return of Principal death benefit. All withdrawals will reduce the Return of Principal death benefit base on a pro rata basis.

IF THE GMIB IS DROPPED WITHOUT CONVERTING TO GWBL WITHIN 30 DAYS AFTER THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85:

..   All withdrawals from your contract always reduce your Return of Principal death benefit base on a pro rata basis.

..   If the Highest Anniversary Value death benefit is still effective, withdrawals are taken on a dollar-for-dollar basis up to 5% of the beginning of year Highest Anniversary Value benefit base. The portion of any withdrawal over this amount and all subsequent withdrawals in that contract year will reduce the benefit base on a pro rata basis.

..   If the "Greater of" GMDB is still effective, the Roll-up benefit base and the Highest Anniversary Value benefit base are each reduced by withdrawals on a dollar-for-dollar basis up to 5% of the beginning of contract year Roll-up benefit base. The portion of any withdrawal over this amount and all subsequent withdrawals in that contract year will reduce the respective benefit bases on a pro rata basis.

                        CONTRACT FEATURES AND BENEFITS

IF YOUR GMIB CONVERTS TO GWBL:

..   Withdrawals up to your Guaranteed annual withdrawal amount will not reduce your GWBL benefit base.

..   An Excess withdrawal will always reduce your GWBL benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Guaranteed annual withdrawal amount, that portion of the withdrawal that exceeds the Guaranteed annual withdrawal amount and any subsequent withdrawals in that contract year will reduce your GWBL benefit base on a pro rata basis.

IF YOUR GMIB CONVERTS TO GWBL, AND YOU HAVE A "GREATER OF" GMDB, THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT OR THE RETURN OF PRINCIPAL DEATH BENEFIT:

..   All withdrawals from your contract reduce your Roll-up benefit base,
    Highest Anniversary Value benefit base and Return of Principal death benefit base on a pro rata basis.

See "Dropping the Guaranteed minimum income benefit after issue" described earlier in this section.

Please consider that the GWBL is not beneficial to you unless you intend to take withdrawals.

For information on how RMD payments affect your guaranteed benefits, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

HOW A PRO RATA REDUCTION IS CALCULATED

Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit base by the same percentage. If you take a withdrawal that reduces your guaranteed benefit base on a pro rata basis and your account value is less than your guaranteed benefit base, the amount of the guaranteed benefit base reduction will exceed the amount of the withdrawal.

For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000). If your account value is greater than your guaranteed benefit base, the amount of the guaranteed benefit base reduction will be less than the amount of the withdrawal.

For purposes of calculating the adjustment to your guaranteed benefit bases, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus.

Prior to conversion, when an RMD withdrawal using our RMD program occurs, the entire withdrawal amount will reduce the Roll-up benefit base and the Highest Anniversary Value benefit base on a dollar-for-dollar basis. Reduction on a dollar-for-dollar basis means that your Roll-up benefit base and your Highest Anniversary Value benefit base will be reduced by the dollar amount of the withdrawal. After conversion, the RMD amount, if greater than the Guaranteed annual withdrawal amount, will not reduce the GWBL benefit base.

For QP contracts, after the first contract year, additional contributions made during the contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year.


GUARANTEED BENEFIT OFFERS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made an offer to a group of contract owners that provided for an increase in account value in return for terminating their guaranteed death benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value , the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.


INHERITED IRA BENEFICIARY CONTINUATION CONTRACT
(FOR SERIES B AND SERIES L CONTRACTS ONLY)

THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS INTENDED TO PROVIDE OPTIONS TO BENEFICIARIES IN COMPLYING WITH FEDERAL INCOME TAX RULES. THERE ARE A NUMBER OF LIMITATIONS ON WHO CAN PURCHASE THE CONTRACT, HOW THE CONTRACT IS PURCHASED, AND THE FEATURES THAT ARE AVAILABLE UNDER THE CONTRACT. A PROSPECTIVE PURCHASER SHOULD SEEK TAX ADVICE BEFORE MAKING A DECISION TO PURCHASE THE CONTRACT.

We offer the Inherited IRA beneficiary continuation contract to eligible beneficiaries under individual retirement arrangements (traditional or Roth) where the original individual retirement account or annuity was not issued by AXA Equitable. The beneficiary may want to change the investments of the "original IRA" inherited from the now-deceased IRA owner, but must take post-death required minimum distribution ("RMD") payments from an IRA that was inherited. The Inherited IRA beneficiary continuation contract has provisions intended to meet post-death RMD rules, which are similar to those of the Beneficiary continuation option ("BCO") restricted to eligible beneficiaries of contracts issued by AXA Equitable. See "Beneficiary continuation option for traditional IRA and Roth IRA contracts only" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. Further, since the Inherited IRA beneficiary continuation contract is intended to replace the investment originally selected by the now-deceased IRA owner, a prospective purchaser should carefully consider the features and investments available under the Inherited IRA beneficiary continuation contract, and the limitations and costs under the contract in comparison with the

                        CONTRACT FEATURES AND BENEFITS
existing arrangement before making any purchase decision. Finally, the contract may not be available in all states. Please speak with your financial professional for further information.

WHO CAN PURCHASE AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

The Inherited IRA beneficiary continuation contract is offered only to beneficiaries of non-AXA Equitable contracts as follows:

..   beneficiaries of IRAs who are individuals ("IRA beneficiaries"); and

..   eligible non-spousal individual beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Non-spousal Applicable Plan beneficiaries"). The purpose is to enable such beneficiaries to elect certain post-death RMD payment choices available to them under federal income tax rules, which may not be offered under the Applicable Plan.

Certain trusts with only individual beneficiaries are treated as individuals and are eligible to purchase the Inherited IRA beneficiary continuation contract if such trust is either an IRA beneficiary or a Non-spousal Applicable Plan beneficiary.

HOW AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS PURCHASED

IRA BENEFICIARY. A traditional Inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original traditional IRA. An Inherited Roth IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original Roth IRA. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the original traditional or Roth IRA, and not in his/her own right. For this reason, the contract must also contain the name of the deceased owner.

NON-SPOUSAL APPLICABLE PLAN BENEFICIARY. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the deceased plan participant, and not in his/her own right. For this reason, the contract must also contain the name of the deceased plan participant. In this discussion, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."

LIMITATIONS ON CERTAIN FEATURES UNDER THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

This contract is intended only for beneficiaries who plan to take payments at least annually over their life expectancy. These payments generally must begin no later than December 31st of the calendar year following the year the deceased owner died. Beneficiaries who do not want to take annual scheduled payments and want to wait until the 5th year after death to withdraw the entire amount of the Inherited IRA funds should not purchase this contract. Because of the contract's focus on payments, certain features noted below more suitable to long-term accumulation vehicles are not available under this contract.

WHEN THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS OWNED BY AN IRA
BENEFICIARY:

..   The Inherited IRA beneficiary continuation contract can be purchased even though you have already begun taking post-death RMD payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See Appendix VII later in this Prospectus for more information.

..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract. Subsequent contributions (for Series B and Series L contracts only) are limited to the first contract year only.

..   The Inherited IRA contract is designed to pay you at least annually (but you can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis. If you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

WHEN THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS OWNED BY A NON-SPOUSAL APPLICABLE PLAN BENEFICIARY:

..   The initial contribution must be a direct rollover from the deceased plan participant's Applicable Plan and is subject to minimum contribution amounts. See Appendix VII later in this Prospectus for more information.

..   There are no subsequent contributions.

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

..   You must receive payments from the Inherited IRA contract even if you are receiving payments from another IRA derived from the deceased plan participant.

                        CONTRACT FEATURES AND BENEFITS

FEATURES OF THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT WHICH APPLY TO EITHER TYPE OF OWNER:

..   The beneficiary of the original IRA (or the Non-spousal Applicable Plan beneficiary) will be the annuitant under the Inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

..   An inherited IRA beneficiary continuation contract is not available for owners over age 70.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus.

..   If you have the Return of Principal death benefit or the Highest
    Anniversary Value death benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit(s).

..   The GMIB I -- Asset Allocation, GMIB II -- Custom Selection and the
    "Greater of" death benefits, Spousal continuation and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply. Your Guaranteed minimum death benefit will also no longer be in effect and any applicable charges for such benefit will stop.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix IX to find out what applies in your state.


Generally, your refund will equal your account value under the contract on the day we receive notification to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options, including the AXA Ultra Conservative Strategy investment option (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option and
(iii) any interest in the account for special dollar cost averaging (if applicable), through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting
(i), (ii), or (iii) above). In addition, in some states, the amount of your refund (either your account value or the full amount of your contributions), and the length of your "free look" period, depend on whether you purchased the contract as a replacement. Please refer to your contract or supplemental materials or contact us for more information. For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.


For Series CP(R) contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options (including the AXA Ultra Conservative Strategy investment option); (ii) the guaranteed interest option; and (iii) a Special DCA program.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge and any optional benefit charges; and (ii) any applicable withdrawal charges. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option (including the AXA Ultra Conservative Strategy investment option) invests in shares of a corresponding Portfolio. Your value in each variable investment option (including the AXA Ultra Conservative Strategy investment option) is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option (including the AXA Ultra Conservative Strategy investment option) depends on the investment performance of that option, less daily charges for:

(i)operations expenses;

(ii)administrative expenses; and

(iii)distribution charges.

On any day, your value in any variable investment option (including the AXA Ultra Conservative Strategy investment option) equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option (including the AXA Ultra Conservative Strategy investment option) does not change unless they are:

(i)increased to reflect additional contributions (plus the credit for Series CP(R) contracts);

(ii)decreased to reflect a withdrawal (plus withdrawal charges if applicable);
    or

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option.

In addition, when we deduct any Guaranteed minimum death benefit, GMIB, GWBL and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(FOR SERIES B AND SERIES L CONTRACTS ONLY)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix IX later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your GMIB will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If your GMIB converts to the GWBL and your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.

                       DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You may not transfer any amount to a Special DCA program.

..   Under Option A, a transfer into the guaranteed interest option (other than a dollar cost averaging transfer) will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

..   Under Option B, you may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. In connection with any transfer, you should consider providing new allocation instructions, which would be used in connection with future rebalancing. A transfer must comply with transfer rules described under "Allocating your contributions" earlier in the Prospectus.

..   You may not transfer any amount to the AXA Ultra Conservative Strategy investment option.

..   Beginning in the second contract year and until the contract date anniversary following age 85, you may elect to have 100% of your account value in the AXA Ultra Conservative Strategy investment option transferred out and allocated according to your allocation instructions on file. You may only initiate this transfer once per contract year and you must make this election using our required form. This election is called the ATP exit option. See "Asset transfer program ("ATP")" in "Contract features and benefits" for more information.

..   If you transfer amounts from the guaranteed interest option, not in connection with a dollar cost averaging program, to the variable investment options, the ATP formula will be triggered. This could result in a transfer of account value either in to or out of the AXA Ultra Conservative Strategy investment option.

..   We may charge a transfer charge for any transfers in excess of 12 transfers in a contract year. For more information, see "Transfer charge" under "Charges that AXA Equitable deducts" in "Charges and expenses" later in this Prospectus.

..   We reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. We may, at any time, change our transfer rules. We may also, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

..   Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

..   The maximum amount that may be transferred from the guaranteed interest option to any investment option in any contract year is the greatest of:

   (a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year;

   (b)the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

   (c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

Some states may have additional transfer restrictions. Please see Appendix IX later in this Prospectus.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. If you are eligible, a new dollar cost averaging program can be started in the next or subsequent contract years.


You may request a transfer in writing (using our specific form) or through Online Account Access. Under Option A, you may also request a transfer by telephone using TOPS. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing.


Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small-and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small-and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners; and (4) these procedures do not apply to the AXA Ultra Conservative Strategy Portfolio.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

If you elect Option A for your investment options, a recurring optional rebalancing program is not available, instead you can rebalance your account value by submitting a request to rebalance your account value as of the date we receive your request. Any subsequent rebalancing transactions would require a subsequent rebalancing request. If you elect Option B, we require an automatic quarterly rebalancing program. For more information about Options A and B and the rebalancing program under Option B, see "Allocating your contributions" earlier in this Prospectus.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. Withdrawals will be deducted pro rata from the applicable investment options. The table below shows the methods available under each type of contract. More information follows the table.

Please see "How withdrawals affect your guaranteed benefits" in "Contract features and benefits" and "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

METHOD OF WITHDRAWAL

--------------------------------------------------------------------------------------------------------
                                                                                     PRE-AGE   LIFETIME
                                                             AUTO-                    59 1/2   REQUIRED
                                                             MATIC                     SUB-     MINIMUM
                                                             PAYMENT         SYSTE- STANTIALLY DISTRIBU-
                       CONTRACT/(1)/                         PLANS   PARTIAL MATIC    EQUAL      TION
--------------------------------------------------------------------------------------------------------
NQ                                                             Yes     Yes    Yes      No        No
--------------------------------------------------------------------------------------------------------
Traditional IRA                                                Yes     Yes    Yes      Yes       Yes
--------------------------------------------------------------------------------------------------------
Roth IRA                                                       Yes     Yes    Yes      Yes       No
--------------------------------------------------------------------------------------------------------
Inherited IRA                                                  No      Yes    No       No        /(2)/
--------------------------------------------------------------------------------------------------------
QP/(3)/                                                        Yes     Yes    No       No        No
--------------------------------------------------------------------------------------------------------

(1)Please note that not all contract types are available under the Accumulator(R) Series of contracts.
(2)The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.
(3)All payments are made to the plan trust, as the owner of the contract. See "Appendix III: Purchase considerations for QP contracts" later in this Prospectus.

--------------------------------------------------------------------------------
ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE "HOW TO REACH US" UNDER "WHO IS AXA EQUITABLE?" EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
--------------------------------------------------------------------------------

PARTIAL WITHDRAWALS
(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $300.

Partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus.

Any request for a partial withdrawal that results in an Excess withdrawal will terminate your participation in the Maximum payment plan or Customized payment plan. Any partial withdrawal request will terminate the systematic withdrawal option.

AUTOMATIC PAYMENT PLANS

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. The first payment date cannot be more than one full payment period from the date the enrollment form is received at our processing office. If a later date is specified, we will not process your enrollment form. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary. All withdrawals from an automatic payment plan count towards your free withdrawal amount.


You may elect either the Maximum payment plan or the Customized payment plan beginning after the first contract date anniversary. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.


Each scheduled payment cannot be less than $50. If scheduled payments would be less than $50, the program will be terminated. This applies even if an RMD withdrawal causes the reduction of scheduled amounts below $50. Scheduled payments are taken pro rata from all variable investment options (including the AXA Ultra Conservative Strategy investment option) and the guaranteed interest option. Scheduled payments are not taken out of the Special DCA programs.

When we use the term "Annual withdrawal amount" in this discussion of the automatic payment plans, we intend this also to be a reference to (i) the "Guaranteed annual withdrawal amount" that is available upon conversion to the GWBL or (ii) 5% of the beginning of contract year Roll-up benefit base for contracts that do not convert to the GWBL and continue with the "Greater of" GMDB after the contract date anniversary following age 85 or (iii) 5% of the beginning of contract year Highest Anniversary Value benefit base for contracts that do not convert to GWBL and continue with the Highest Anniversary Value death benefit after the contract date anniversary following age 85.

If you take a partial withdrawal while an automatic payment plan is in effect:

..   After scheduled payments begin, a partial withdrawal (together with all withdrawals to date in the contract year) that exceeds the Annual withdrawal amount will terminate the program. You may set up a new program immediately, but it will not begin until the next contract year.

..   After scheduled payments begin, a partial withdrawal (together with all withdrawals to date in the contract year) that is less than or equal to the Annual withdrawal amount may cause payments to be suspended until the next contract year once the full Annual withdrawal amount for that contract year has been paid out. After a partial withdrawal is taken, you will continue to receive scheduled payments without a disruption in payments until the Annual withdrawal amount is paid out. After the full Annual withdrawal amount has been paid out, the program will be suspended for the remainder of the year.

MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract

                             ACCESSING YOUR MONEY
date anniversaries if there is a reset (for contracts with GMIB) or an Annual Ratchet (for contracts with GWBL).

For monthly or quarterly payments, the Annual withdrawal amount will be divided by 12 or 4 (as applicable). The program is designed to pay the entire Annual withdrawal amount in each contract year, regardless of whether the program is started at the beginning of the contract year or on some other date during the contract year. Consequently, a program that commences on a date other than a contract date anniversary will account for any payments that would have been made since the beginning of the contract year, as if the program were in effect on the contract date anniversary. A catch-up payment will be paid for the accrued scheduled payments for all missed payments for the number of payment dates that have elapsed from the beginning of the contract year up to the date the enrollment is processed. The catch-up payment is made immediately when the Maximum payment plan enrollment is processed. Thereafter, scheduled payments will begin one payment period later.

A partial withdrawal taken in the same contract year prior to enrollment in the Maximum payment plan will have the following effect:

..   If the amount of the partial withdrawal is more than the Annual withdrawal amount, we will not process your enrollment form.

..   If the amount of the partial withdrawal is less than the Annual withdrawal amount, then the partial withdrawal will be factored into the Maximum payment plan payments for that contract year.

..   Annual frequency: If the amount of the partial withdrawal is less than the
    Annual withdrawal amount, the remaining Annual withdrawal amount is paid on the date the enrollment form is processed or a later date selected by the owner. You may not select a date later than the next contract date anniversary.

..   A partial withdrawal that is taken after you are enrolled in the program but before the first payment is made terminates the program.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount NOT GREATER than the Annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with a reset (for contracts with GMIB) or an Annual Ratchet (for contracts with GWBL). You must elect to change the scheduled payment amount.

You can request any of the following as scheduled payments:

..   Fixed percentage: A fixed percentage not to exceed the Annual Roll-up rate
    (or the Applicable percentage for contracts with GWBL or 5% of the beginning of contract year benefit base for contracts that do not convert to the GWBL and continue with either the "Greater of" GMDB or Highest Anniversary Value death benefit after the contract date anniversary following age 85). The specified percentage is applied to the Roll-up benefit base (or GWBL benefit base or death benefit base, as applicable) as of the most recent contract anniversary.

..   Fixed dollar amount: A fixed dollar amount not to exceed the Annual withdrawal amount.

A partial withdrawal taken in the same contract year prior to enrollment in the Customized payment plan will have the following effect:

..   If the amount of the partial withdrawal is more than the Annual withdrawal amount, we will not process your enrollment form.

..   If the amount of the partial withdrawal is less than the Annual withdrawal amount, you will receive the requested Customized payment plan scheduled payments. If during the course of the contract year, a scheduled payment would exceed the Annual withdrawal amount, payment will be made for an amount up to the Annual withdrawal amount and payments will be suspended for the remainder of the contract year.

If you elect the ATP exit option while the Customized payment plan is in effect and the Roll-up benefit base is adjusted, the Customized payment plan will operate in the same manner as though a partial withdrawal had been taken and may cause payments to be suspended in the next contract year if a scheduled payment would exceed the Annual withdrawal amount.

SYSTEMATIC WITHDRAWALS
(ALL CONTRACTS EXCEPT INHERITED IRA AND QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. SYSTEMATIC WITHDRAWALS MAY CAUSE EXCESS WITHDRAWALS. IF YOU WANT TO AVOID EXCESS WITHDRAWAL TREATMENT, USE THE MAXIMUM PAYMENT PLAN OR CUSTOMIZED PAYMENT PLAN.

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value on the date of the withdrawal: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of your percentages of your account value as of the beginning of the contract year, as described in the preceding paragraph, up to 100% of your account value. HOWEVER, IF YOU ELECT A SYSTEMATIC WITHDRAWAL OPTION IN EXCESS OF THESE LIMITS, AND MAKE A SUBSEQUENT CONTRIBUTION TO YOUR CONTRACT, THE SYSTEMATIC WITHDRAWAL OPTION WILL BE TERMINATED. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph.


If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

..   you must select a date that is more than three calendar days prior to your contract date anniversary; and

..   you cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above. If you have also elected an Automatic payment plan, unless you instruct us otherwise, your systematic withdrawal option withdrawals will be on the same date as your automatic payment plan. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin. You must elect a date that is more than three calendar days prior to your contract date anniversary.

                             ACCESSING YOUR MONEY

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

If you take a partial withdrawal while you are taking systematic withdrawals, your systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal amount previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount.

Systematic withdrawals are not available if the GMIB has converted to the GWBL. If you are taking systematic withdrawals at the time the GMIB converts to the GWBL, the conversion will not terminate your systematic withdrawals. Continuing your systematic withdrawals after conversion may result in an Excess withdrawal. You should consider terminating your systematic withdrawals and electing an automatic payment plan at the time of the conversion to the GWBL, and you will be advised to cancel this election in the Systematic withdrawal election form and in the GMIB exercise notice.

SUBSTANTIALLY EQUAL WITHDRAWALS
(TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as "72(t) exception withdrawals". See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Once you begin to take substantially equal withdrawals, you should not (i) stop them; (ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.


You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.


Substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount. See "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus.

For contracts with GMIB, substantially equal withdrawals could cause an Excess withdrawal. See "How withdrawals affect your guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus. Also, the substantially equal withdrawal program is not available if the GMIB converts to the GWBL.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(TRADITIONAL IRA CONTRACTS ONLY -- SEE "TAX INFORMATION" LATER IN THIS
PROSPECTUS)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute RMDs yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected one or more guaranteed benefits, amounts withdrawn from the contract to meet RMDs will reduce the benefit base(s) and may limit the utility of the benefit(s). Also, the actuarial present value of additional contract benefits must be added to the account value in calculating RMD payments from annuity contracts funding qualified plans and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this Prospectus.

This service is not available under QP contracts.

You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, RMD payments will be made annually. See "Required minimum distributions" in "Tax information" later in this Prospectus for your specific type of retirement arrangement.

This service does not generate automatic RMD payments during the first calendar year. Therefore, if you are making a rollover or transfer contribution to the calendar after age 70 1/2, you must take any RMDs before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your RMDs may be subject to withdrawal charges, if applicable, if they exceed the free withdrawal amount.

                             ACCESSING YOUR MONEY

--------------------------------------------------------------------------------
FOR TRADITIONAL IRA CONTRACTS, WE WILL SEND A FORM OUTLINING THE DISTRIBUTION OPTIONS AVAILABLE IN THE YEAR YOU REACH AGE 70 1/2 (IF YOU HAVE NOT BEGUN YOUR ANNUITY PAYMENTS BEFORE THAT TIME).
--------------------------------------------------------------------------------

We do not impose a withdrawal charge on RMD payments taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the RMD payments exceed the 10% free withdrawal amount.

If you elect systematic withdrawals AND our automatic RMD service, any RMD payment made while the systematic withdrawal program is in effect will terminate the systematic withdrawal program.

FOR CONTRACTS WITH GMIB OR GWBL. Generally, if you elect our automatic RMD service, any lifetime RMD payment we make to you, starting in the first contract year, (i) (for contracts with GMIB) will reduce your guaranteed benefit bases on a dollar-for-dollar basis, but will not be treated as Excess withdrawals; (ii) (for contracts with GWBL), will not reduce your GWBL benefit base and will not be treated as Excess withdrawals.

If you elect either the Maximum payment plan or the Customized payment plan (together, "automatic payment plans") AND our automatic RMD service, we will make an extra payment, if necessary, in December that will equal your lifetime RMD amount less all payments made through November and any scheduled December payment. If the combined automatic payment plan and RMD payments to date in that contract year are equal to or exceed the Annual withdrawal amount or Guaranteed annual withdrawal amount, the automatic payment plan will be suspended for the contract year on the date of the RMD payment. The portion of the RMD payment in excess of the Annual withdrawal amount or Guaranteed annual withdrawal amount will not be treated as an Excess withdrawal. If the combined automatic payment plan and RMD payments to date in that contract year do not exceed the Annual withdrawal amount or Guaranteed annual withdrawal amount, then during the course of the contract year, if a scheduled payment would exceed the Annual withdrawal amount or Guaranteed annual withdrawal amount, payment will be made for an amount up to the Annual withdrawal amount or Guaranteed annual withdrawal amount and additional scheduled payments will be suspended for the remainder of the contract year. Payments under the automatic payment plan will resume in the next contract year.

If you take any partial withdrawals in addition to your RMD and automatic payment plan payments, your applicable automatic payment plan will be terminated if the partial withdrawal causes an Excess withdrawal to occur. If the partial withdrawal does not cause an Excess withdrawal, it may cause a suspension of your automatic payment plan if a later scheduled payment would have caused an Excess withdrawal to occur. Any partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your benefit base(s) and Annual withdrawal amount or Guaranteed annual withdrawal amount may be reduced. See "How withdrawals affect your guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Annual withdrawal amount or Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, in December that will equal your RMD less all withdrawals made through November. If prior to December you make a partial withdrawal that exceeds your Annual withdrawal amount or Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

If you elect systematic withdrawals AND our automatic RMD service, any RMD payment made while the systematic withdrawal program is in effect will terminate the systematic withdrawal program. If a previous systematic withdrawal taken in a contract year had already exceeded the Annual withdrawal amount or Guaranteed annual withdrawal amount prior to a payment from our automatic RMD service, the RMD payment will not be treated as an Excess withdrawal. However, previous systematic withdrawals that exceeded the Annual withdrawal amount or Guaranteed annual withdrawal amount would be treated as Excess withdrawals.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a RMD payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed your Annual withdrawal amount.

Owners of tax-qualified contracts (IRA and QP) should consider the effect of resetting the Roll-up benefit base if RMD payments must begin before the end of the new exercise waiting period. See "Roll-up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

We will subtract your withdrawals on a pro rata basis from your account value in the variable investment options (including any amounts allocated to the AXA Ultra Conservative Strategy investment option) and the guaranteed interest option. If there is insufficient value or no value in the in the variable investment options (including any amounts allocated to the AXA Ultra Conservative Strategy investment option) and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from a Special DCA program. A partial withdrawal from a Special DCA program will terminate the program.

WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the GMIB no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

                             ACCESSING YOUR MONEY

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus. Please also see "Effect of your account value falling to zero" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of the date we receive the required information, including the GWBL (if applicable) if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the GMIB no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceeds your Annual withdrawal amount. For more information, please see "Insufficient account value" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options (including the AXA Ultra Conservative Strategy investment option) within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options (including the AXA Ultra Conservative Strategy investment option).

We can defer payment of any portion of your value in the guaranteed interest option and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. Please note that the account for special dollar cost averaging is available to Series B and Series L contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made to a bank account designated by you or by check which will be mailed to you (or the payee named in a tax-free exchange) by U.S. mail, if you request that we do so subject to any charges. We can also send any payment to you by using an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.

Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to annuity payout status at or before the contract's "maturity date." This is called "annuitization". Upon annuitization, your account value is applied to provide periodic payments as described in this section; the contract and all its benefits terminate; and you receive a supplementary contract for the periodic payments ("payout option"). The supplementary contract does not have an account value or cash value. If you choose a variable payout option, you will receive a separate prospectus related to the contract you select.

You may choose to annuitize your contract at any time, which generally is at least 13 months (five years for Series CP(R) contracts) after the contract issue date. Please see Appendix IX later in this Prospectus for information on state variations. The contract's maturity date is the latest date on which annuitization can occur. If you do not annuitize before the maturity date and at the maturity date have not made an affirmative choice as to the type of annuity payments to be received, we will convert your contract to the default annuity payout option described in "Annuity maturity date" later in this section.

In general, your periodic payment amount upon annuitization is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization, the form of the annuity payout option you elect and the annuity purchase rate to which that value is applied, as described below. Alternatively, if you have a GMIB, you may exercise your benefit in accordance with its terms. Once begun, annuity payments cannot be stopped unless otherwise provided in the supplementary contract. Your contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase rate for a life annuity. We reserve the right, with advance notice to you, to change guaranteed annuity purchase rates any time after your fifth contract date anniversary and at not less than five-year intervals after the first change. (Please see your contract and SAI for more information.) In the event that we exercise our contractual right to change the guaranteed annuity purchase

                             ACCESSING YOUR MONEY
factors, we would segregate the account value based on contributions and earnings received prior to and after the change. When your contract is annuitized, we would calculate the payments by applying the applicable purchase factors separately to the value of the contributions received before and after the rate change. We will provide you with 60 days advance written notice of such a change.

In addition, you may apply your total account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

You can currently choose from among the payout annuity options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your GMIB, your choice of payout options are those that are available under the GMIB (see "Guaranteed minimum income benefit ("GMIB")" in "Contract features and benefits" earlier in this Prospectus). If the GWBL is in effect and you choose to annuitize your contract before the maturity date, the GWBL will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the payout annuity option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.

-------------------------------------------------------------
Fixed annuity payout options   .   Life annuity
                               .   Life annuity with period
                                   certain
                               .   Life annuity with refund
                                   certain
-------------------------------------------------------------

..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living. It is possible that the Life annuity option could result in only one payment if the annuitant dies immediately after annuitization.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here, including non-life contingent annuities. Your financial professional can provide you with details.

We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract.

There is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge will be imposed.

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts, as described in "Partial Annuitization" in "Tax Information", is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. You may not partially exercise your GMIB. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. Partial annuitization is available until your annuity maturity date. See "How withdrawals are taken from your account value" earlier in this section.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from your contract date or not earlier than five years from your Series CP(R) contract date (in a limited number of jurisdictions this requirement may be more or less than five years). Please see Appendix IX later in this Prospectus for information on state variations. You can change the date your annuity payments are to begin at any time. The date may not be later than the annuity maturity date described below.

For Series CP(R) contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix IX later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments or a longer certain

                             ACCESSING YOUR MONEY
period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.

ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option if you do not provide an election by the time of your contract maturity date. If GWBL is not in effect, the default payout option is the Life annuity with period certain not to exceed 10 years.

If the GWBL is in effect under your contract and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that as of your maturity date are at least equal to the Guaranteed annual withdrawal amount that you would have received under the GWBL. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option.

At maturity, the annuity payout will be the higher of two amounts that are calculated as that date. The annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

Any death benefit you had under your contract will no longer be in effect. You will not be permitted to make any additional withdrawals.

Please see Appendix IX later in this Prospectus for variations that may apply in your state.

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                             ACCESSING YOUR MONEY

5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   An operations charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options (including the AXA Ultra Conservative Strategy investment option), we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (if applicable).

..   On each contract date anniversary -- a charge for each optional benefit in effect under your contract: a death benefit (other than the Return of Principal death benefit); the GMIB; the GWBL; and the Earnings enhancement benefit.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state.

..   At the time you request a transfer in excess of 12 transfers in a contract year -- a transfer charge (currently, there is no charge).

..   Charge for third-party transfer or exchange (currently, there is no charge).

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

OPERATIONS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for operations expenses, a portion of which compensates us for mortality and expense risks, including the Return of Principal death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Series B:                   0.80%
   Series CP(R):               1.05%
   Series L:                   1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

For Series CP(R) contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

   Series B:                   0.30%
   Series CP(R):               0.35%
   Series L:                   0.35%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

   Series B:                   0.20%
   Series CP(R):               0.25%
   Series L:                   0.25%

                             CHARGES AND EXPENSES

ACCOUNT VALUE CHARGES

ANNUAL ADMINISTRATIVE CHARGE. We deduct an administrative charge from your account value on each contract date anniversary. The charge is to compensate us for the cost of providing administrative services in connection with the contract. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options (including the AXA Ultra Conservative Strategy investment option) and the guaranteed interest option (see Appendix IX later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from a Special DCA account.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

TRANSFER CHARGE

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for any transfers in excess of 12 per contract year. The charge is to compensate us for the expense of processing the transfer. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer. The transfer charge (if applicable), will be assessed at the time that the transfer is processed. Each time you request a transfer from one investment option to another, we will assess the transfer charge (if applicable). Separate requests submitted on the same day will each be treated as separate transfers. Any transfer charge will be deducted from the investment options from which the transfer is made. We will not charge for transfers made in connection with one of our dollar cost averaging programs. Also, transfers from our automated programs do not count toward your number of transfers in a contract year for the purposes of this charge.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

CHECK PREPARATION CHARGE. The standard form of payment for all withdrawals is direct deposit. If direct deposit instructions are not provided, payment will be made by check. Currently, we do not charge for check preparation, however, we reserve the right to impose a charge. We reserve the right to charge a maximum of $85.

CHARGE FOR THIRD-PARTY TRANSFER OR EXCHANGE. Currently, we charge $65 for each third-party transfer or exchange. We deduct a charge for direct rollovers or direct transfers of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. We reserve the right to increase this charge to a maximum of $125. Please see Appendix IX later in this Prospectus for variations in your state.

WITHDRAWAL CHARGE


A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Series CP(R) contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.


The withdrawal charge equals a percentage of the contributions withdrawn even if the account value is less than total net contributions. For Series CP(R) contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

----------------------------------------------------------------------------------------------------------------
                         WITHDRAWAL CHARGE AS A % OF CONTRIBUTION CONTRACT YEAR
----------------------------------------------------------------------------------------------------------------
                                                             1   2   3   4      5    6   7      8    9     10+
----------------------------------------------------------------------------------------------------------------
Series B                                                     7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --  --
----------------------------------------------------------------------------------------------------------------
Series CP/SM/                                                8%  8%  7%  6%  5%      4%  3%  2%      1%  0%/(2)/
----------------------------------------------------------------------------------------------------------------
Series L                                                     8%  7%  6%  5%  0%/(3)/ --  --  --      --  --
----------------------------------------------------------------------------------------------------------------

(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 10th and subsequent contract years following contribution.
(3)Charge does not apply in the 5th and subsequent contract years following contribution.


For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1," and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as

                             CHARGES AND EXPENSES
being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix IX later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your guaranteed benefits" earlier in this Prospectus.

We may offer a version of the contract that does not include a withdrawal charge.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount (contributions after the first contract year are allowed in QP contracts only). The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Series B and Series L NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the GMIB with or without the "Greater of" GMDB, beginning on the first day of the 2nd contract year we will waive any withdrawal charge for any withdrawal during the contract year up to the Annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Annual withdrawal amount.

If the GWBL is in effect, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

Withdrawal charges will not apply when the GMIB is exercised on the contract date anniversary following age 85.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. There are specific circumstances (described below) under which the withdrawal charge will not apply. At any time after the first contract date anniversary, you may submit a claim to have the withdrawal charge waived if you meet certain requirements. You are not eligible to make a claim prior to your first contract date anniversary. Also, your claim must be on the specific form we provide for this purpose.

The withdrawal charge does not apply if:

(i)We receive proof satisfactory to us (including certification by a licensed physician) that an owner (or older joint owner, if applicable) is unable to perform three of the following "activities of daily living":

   -- "Bathing" means washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

   -- "Continence" means the ability to maintain control of bowel and bladder function; or, when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

   -- "Dressing" means putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

   -- "Eating" means feeding oneself by food into the body from a receptacle
      (such as a plate, cup or table) or by a feeding tube or intravenously.

   -- "Toileting" means getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

   -- "Transferring" means moving into or out of a bed, chair or wheelchair.

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

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                             CHARGES AND EXPENSES

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   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED BENEFIT CHARGES

RETURN OF PRINCIPAL DEATH BENEFIT. There is no additional charge for this death benefit.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT. If you elect the Highest Anniversary Value death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the Highest Anniversary Value benefit base.

"GREATER OF" GMDB I. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.15% of the greater of the Roll-up benefit base or the Highest Anniversary Value benefit base. We reserve the right to increase the charge for this benefit up to a maximum of 2.30%. See "Fee changes for the guaranteed benefits" below for more information.

"GREATER OF" GMDB II. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.30% of the greater of the Roll-up benefit base or the Highest Anniversary Value benefit base. We reserve the right to increase the charge for this benefit up to a maximum of 2.60%.

DEATH BENEFIT UNDER CONVERTED GWBL. If your GMIB converts to the GWBL, we will continue to deduct the charge for the Guaranteed minimum death benefit that is in effect prior to the conversion.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE If you elect the GMIB, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the GMIB, drop the GMIB, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first. For the GMIB I -- Asset Allocation, the charge is equal to 1.15% of the benefit base. For the GMIB II -- Custom Selection, the charge is equal to 1.30% of the benefit base. We reserve the right to increase the charge for this benefit up to a maximum of 2.30% for the GMIB I -- Asset Allocation and 2.60% for the GMIB II -- Custom Selection. See "Fee changes for the guaranteed benefits" below for more information.

EARNINGS ENHANCEMENT BENEFIT CHARGE. If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE. If your GMIB converts to the GWBL, we deduct a charge for the GWBL that is equal to a percentage of your GWBL benefit base. This initial percentage is equal to the percentage of your Roll-up benefit base that we were deducting as the GMIB charge on the Conversion effective date. The dollar amount of the charge, however, may be different, depending upon whether your initial GWBL benefit base is calculated using your account value or Roll-up benefit base. See "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus. After conversion, we deduct this charge annually from your account value on each contract date anniversary. This charge is the same for the Single life and Joint life options. We reserve the right to increase the charge for this benefit up to a percentage equal to a maximum charge of 2.30% for GMIB I -- Asset Allocation or 2.60% for GMIB II -- Custom Selection. See "Fee changes for the guaranteed benefits" below for more information. If the contract is surrendered or annuitized, or a death benefit is paid or the GWBL is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. See "Guaranteed minimum income benefit charge" earlier in this section.

WHEN WE DEDUCT THESE CHARGES. We will deduct these guaranteed benefit charges from your value in the variable investment options (including the AXA Ultra Conservative Strategy investment option) and the guaranteed interest option on a pro rata basis (see Appendix IX later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from amounts in the Special DCA program. The pro rata portion of the charge will be based on the fee that is in effect at the time the charge is assessed.

If the contract is surrendered or annuitized, or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

FEE CHANGES FOR THE GUARANTEED BENEFITS

We may increase or decrease the charge for the GMIB, the GWBL, the "Greater of" GMDB I and the "Greater of" GMDB II. You will be notified of a change in the charge at least 30 days in advance. The charge for each benefit may only change once in a 12 month period and will never exceed the maximum shown in the fee table. If you are within your first two contract years at the time we notify you of a revised charge, the revised charge will be effective the first day of the third contract year, or at least 30 days following the notification date, and will be assessed beginning on your third contract date anniversary. If you have reached your second contract date anniversary at the time we notify you of a revised charge, the revised charge will be effective 30 days after the notification date and will be assessed as of your next contract date anniversary that is at least 30 days after the fee change notification date and on all contract date anniversaries

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                             CHARGES AND EXPENSES

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thereafter. A pro rata charge assessed during any contract year will be based on the charge in effect at that time. See "Guaranteed benefit charges" above for more information. You may not opt out of a fee change but you may drop the benefit if you notify us in writing within 30 days after a fee change is declared. The requirement that all withdrawal charges have expired will be waived. See "Dropping the Guaranteed minimum income benefit after issue" and "Dropping the Guaranteed withdrawal benefit for life after conversion" in "Contract features and benefits" earlier in this Prospectus.

EXERCISE OF THE GMIB IN THE EVENT OF A GMIB (OR GWBL) FEE INCREASE. In the event we increase the charge for the GMIB (or GWBL), you may exercise the GMIB subject to the following rules. If you are within your first two contract years at the time we notify you of a GMIB (or GWBL) fee increase, you may elect to exercise the GMIB during the 30 day period beginning on your second contract date anniversary. If you have reached your second contract date anniversary at the time we notify you of a GMIB (or GWBL) fee increase, you may elect to exercise the GMIB during the 30 day period beginning on the date of the fee increase notification. NOTE THAT IF YOU ARE WITHIN YOUR FIRST TWO CONTRACT YEARS AT THE TIME WE NOTIFY YOU OF A GMIB (OR GWBL) FEE INCREASE, YOUR OPPORTUNITY TO DROP THE BENEFIT IS THE 30 DAY PERIOD FOLLOWING NOTIFICATION, NOT THE 30 DAY PERIOD FOLLOWING YOUR SECOND CONTRACT DATE ANNIVERSARY. We must receive your election to exercise the GMIB within the applicable 30 day GMIB exercise period. Any applicable GMIB exercise waiting period will be waived. Upon expiration of the 30 day exercise period, any contractual waiting period will resume. If your GMIB exercise waiting period has already elapsed when a fee increase is announced, you may exercise your GMIB during either (i) the 30 day GMIB exercise period provided by your contract or (ii) the 30 day exercise period provided by the fee increase. It is possible that these periods may overlap. For more information on your contract's GMIB exercise period and exercise rules, see "Exercise of GMIB" in "Contract features and benefits". If your GWBL is in effect when a fee increase is announced, you may exercise your GMIB as if it were still in effect and the same exercise rules described above will apply. In this circumstance, your GMIB will be exercised by applying the GMIB guaranteed annuity purchase factors to your GWBL benefit base as of that date.


For single owner contracts, the payout can be either based on a single life (the owner's life) or joint lives. For IRA contracts, the joint life must be the spouse of the owner. For jointly owned contracts, payments can be based on a single life (based on the life of the older owner) or joint lives. For non-natural owners, payments are available on the same basis (based on the annuitant or joint annuitant's life). Your Lifetime GMIB payments are calculated by applying your Roll-up benefit base (as of the date we receive your election in good order) less any applicable withdrawal charge remaining, to guaranteed annuity purchase factors. See "Exercise of GMIB" under "Contract features and benefits" for additional information regarding GMIB exercise.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

Some of the charges described above may be different for certain contract owners. Please see Appendix IX later in this Prospectus for more information.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options (including the AXA Ultra Conservative Strategy investment option) and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of the Trusts and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the daily contract charge, or change the minimum initial contribution requirements. We also may change the guaranteed benefits, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. We may also change the crediting percentage that applies to contributions. Credits are subject to recovery under certain circumstances. See "Credits (for Series CP(R) contracts)" under "Contract features and benefits" earlier in this Prospectus. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and operations generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

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                             CHARGES AND EXPENSES

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Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

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                             CHARGES AND EXPENSES

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6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We are not liable for any payments we make or actions we take before we receive the change. We will send you a written confirmation when we receive your request.


Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, who continue to be spouses at the time of death, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the plan trust. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. However, this is not the case if the sole primary beneficiary of your contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See "Effect of the owner's death" below. For Series CP(R) contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. Payment of the death benefit terminates the contract.


--------------------------------------------------------------------------------
WHEN WE USE THE TERMS OWNER AND JOINT OWNER, WE INTEND THESE TO BE REFERENCES
TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF THE CONTRACT HAS A NON-NATURAL OWNER. IF THE CONTRACT IS JOINTLY OWNED OR IS ISSUED TO A NON-NATURAL OWNER AND THE GWBL IS NOT IN EFFECT, THE DEATH BENEFIT IS PAYABLE UPON THE DEATH OF THE OLDER JOINT OWNER OR OLDER JOINT ANNUITANT, AS
APPLICABLE. UNDER CONTRACTS WITH GWBL, THE TERMS OWNER AND SUCCESSOR OWNER ARE INTENDED TO BE REFERENCES TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF
THE CONTRACT HAS A NON-NATURAL OWNER.
--------------------------------------------------------------------------------

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner.


There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option. For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation."

If you are the sole owner, your surviving spouse may have the option to:

..   take the death benefit proceeds in a lump sum;

..   continue the contract as a successor owner under "Spousal continuation" (if your spouse is the sole primary beneficiary) or under our Beneficiary continuation option, as discussed below; or

..   roll the death benefit proceeds over into another contract.

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse's new contract. Any death proceeds will remain invested


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                           PAYMENT OF DEATH BENEFIT

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in this contract until your spouse's new contract is issued. The amount of the death benefit will be calculated to equal the greater of the account value (as of the date your spouse's new contract is issued) and the applicable guaranteed minimum death benefit (as of the date of your death). This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.


If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Series CP(R) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. If the contract continues, the Guaranteed minimum death benefit and charge and the GMIB and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the GMIB cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted. If the GMIB converts to the GWBL, the provisions described in this paragraph will apply at the death of the younger owner, even though the GWBL is calculated using the age of the surviving older owner.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Series CP(R) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   In general, withdrawal charges will no longer apply to contribu- tions made before your death. Withdrawal charges, if applicable, will apply if additional contributions are made.


..   The Annual Roll-up rate will operate as follows:

   -- If the original/older owner dies prior to the contract date anniversary when he/she is age 64 and withdrawals under the contract have begun, the annual roll-up rate for the contract is locked in at 4%, regardless of the age of the surviving spouse or when withdrawals begin under spousal continuation, and the benefit base will roll up to age 85 of the surviving spouse.

   -- If the original/older owner dies prior to the contract date anniversary when he/she is age 64 and withdrawals under the contract have not yet begun, the annual roll-up rate will be 4% if the first withdrawal from the contract occurs prior to the contract date anniversary when the original/older owner would have been age 64 and the annual roll-up rate will be 5% if the first withdrawal from the contract occurs on or after the contract date anniversary when the original/older owner would have been age 64.In either case, the benefit base will roll up to age 85 of the surviving spouse.

   -- If the original/older owner died on or after the contract date anniversary when he/she was age 64 and withdrawals under


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                           PAYMENT OF DEATH BENEFIT
      the contract began prior to the contract date anniversary when he/she was age 64, the annual roll-up rate for the contract is locked in at 4%, regardless of the age of the surviving spouse or when withdrawals begin under spousal continuation, and the benefit base will roll up to age 85 of the surviving spouse.

   -- If the original/older owner died on or after the contract date anniversary when he/she was age 64 and withdrawals under the contract began after the contract date anniversary when he/she was age 64, the annual roll-up rate for the contract would be locked in at 5%, regardless of the age of the surviving spouse or when withdrawals begin under spousal continuation, and the benefit base will roll up to age 85 of the surviving spouse.

   -- If the original/older owner died on or after the contract date anniversary when he/she was age 64 and withdrawals under the contract had not yet begun, the annual roll-up rate for the contract would be locked in at 5%, regardless of the age of the surviving spouse or when withdrawals begin under spousal continuation, and the benefit base will roll up to age 85 of the surviving spouse.


..   The applicable Guaranteed minimum death benefit, including the Guaranteed minimum death benefit under contracts in which the GMIB has converted to the GWBL, may continue as follows:

   -- If you elected the Highest Anniversary Value death benefit (either without GMIB or combined with the GMIB) and your spouse is age 80 or younger on the date of your death, and you were age 84 or younger at death, the Guaranteed minimum death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

   -- If you elected the Highest Anniversary Value death benefit (either without GMIB or combined with the GMIB) and your surviving spouse is age 81 or older on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.

   -- If you elected either the "Greater of" GMDB I or "Greater of" GMDB II
      (combined with the GMIB) and your spouse is age 65 or younger on the date of your death, and you were age 84 or younger at death, the Guaranteed minimum death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

   -- If you elected either the "Greater of" GMDB I or "Greater of" GMDB II
      (combined with the GMIB) and your surviving spouse is age 66 or older on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.

   -- If the Guaranteed minimum death benefit continues, the Roll-Up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable. The next available reset will also account for any time elapsed before the election of the Spousal continuation. This does not apply to contracts in which the GMIB has converted to the GWBL.

..   The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been pre- viously frozen because the older spouse had attained age 85, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 85. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

..   The GMIB may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit ("GMIB")" in "Contract features and benefits" earlier in this Prospectus.

..   If you convert the GMIB to the GWBL on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If the GMIB converts to the GWBL on a Single life basis, the benefit and charge will terminate.

..   If the older owner of a Joint life contract under which the GMIB converted to the GWBL dies, and the younger spouse is age 75 or younger at the time of the older spouse's death, the elected Guaranteed minimum death benefit will continue to roll up and ratchet in accordance with its terms until the contract date anniversary following the surviving spouse's age 85. If the surviving spouse is age 76 or older at the time of the older spouse's death, the benefit will continue in force, but there will be no increase. Regardless of the age of the younger spouse, there will be no Roll-up benefit base reset.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

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                           PAYMENT OF DEATH BENEFIT

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For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   The Guaranteed minimum death benefit, the Earnings enhancement benefit and the GMIB continue to be based on the older spouse's age for the life of the contract.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   If the GMIB has converted to the GWBL, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

..   The withdrawal charge schedule, if applicable, remains in effect.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix IX later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, the Beneficiary continuation option is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The Beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit feature, adjusted for any subsequent withdrawals. For Series CP(R) contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the Beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If any guaranteed benefits are in effect under the contract, they will no longer be in effect and charges for such benefits will stop.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

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Under the Beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the Beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If any guaranteed benefits are in effect under the contract, they will no longer be in effect and charges for such benefits will stop.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

IF THE DECEASED IS THE OWNER OR THE OLDER JOINT OWNER:

..   As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Series CP(R) contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

..   No withdrawal charges, if applicable, will apply to any withdrawals by the beneficiary.

IF THE DECEASED IS THE YOUNGER NON-SPOUSAL JOINT OWNER:

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule, if applicable, will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any guaranteed benefits under the contract.

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7. Tax information

--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or QP. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as the Guaranteed minimum income benefits and Guaranteed minimum death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix III at the end of this Prospectus for a discussion of QP contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonquali-fied annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.


Annuitization under a Accumulator(R) Series contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life


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basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments, GWBL Maturity date annuity payments, and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION


The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contigent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.

TAXATION OF LIFETIME WITHDRAWALS UNDER THE GUARANTEED WITHDRAWAL BENEFIT FOR
LIFE

We treat any withdrawals under the contract as non-annuity payments for income tax purposes. (This includes Guaranteed annual withdrawal amounts received after age 85 but before the Maturity Date. Payments made after the Maturity Date are discussed under "Annuity payments" above.)

EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59 1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

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..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the issued in exchange contract.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic payments at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

..   please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 70. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 70. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 70, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 70.

ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income may have to pay an additional surtax of 3.8% for taxable years beginning after December 31, 2012. (This tax has been informally referred to as the "Medicare Tax.") For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

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There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. We also offer Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs. Inherited IRA contracts are available for all Accumulator(R) Series contracts except Series CP(R).

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for opinion letters approving the respective forms of the traditional IRA and Roth IRA contracts (including Inherited IRA contracts) for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel any version of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

Because the minimum initial contribution AXA Equitable requires to purchase this contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution. Subsequent contributions may also be "regular" contributions out of compensation.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2013, after adjustment for cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.


If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned

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income" to a traditional IRA for a non-working spouse until the year in which the nonworking spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "Individual Retirement Arrangements
(IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2013 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2"catch-up" contributions ($6,500 for 2013). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself: You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover: You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

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ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN
TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2
    ; or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publication 590 for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.

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Certain distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older if made by December 31, 2013.

REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st -- April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

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If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." Please NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.


To meet the substantially equal periodic payments exception, you could elect the substantially equal withdrawals option. See "Substantially equal withdrawals" under "Accessing your money" earlier in this Prospectus. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

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CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.


Because the minimum initial contribution required to purchase this contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution. Subsequent contributions may also be "regular" contributions out of compensation.


REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2013, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after

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you receive (or are considered to have received) the traditional IRA proceeds.
Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code Section 401(a) qualified plan, a 403(b) plan, and a governmental employer Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12 month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

..   you are age 59 1/2 or older; or

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..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

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Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan. If a non-periodic distribution from a qualified plan is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix III at the end of this Prospectus.

MANDATORY WITHHOLDING FROM QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 70 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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8. More information

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ABOUT SEPARATE ACCOUNT NO. 70

Each variable investment option is a subaccount of Separate Account No. 70. We established Separate Account No. 70 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options (including the AXA Ultra Conservative Strategy investment option) for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 70 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options (including the AXA Ultra Conservative Strategy investment option) under our contracts. For example, we may withdraw amounts from Separate Account No. 70 that represent our investments in Separate Account No. 70 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 70 assets in any investment permitted by applicable law. The results of Separate Account No. 70 operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account
No. 70. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 70 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 70. Although Separate Account No. 70 is registered, the SEC does not monitor the activity of Separate Account No. 70 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 70 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 70, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 70 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 70 or a variable investment option directly);

(5)to deregister Separate Account No. 70 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 70;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)to close a variable investment option to transfers and contributions; and

(9)to limit the number of variable investment options which you may elect.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 70, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plans, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate

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insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options (including the AXA Ultra Conservative Strategy investment option). You may also speak with your financial representative. For Series CP(R) contracts, credits allocated to your account value are funded from our general account.


The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.


We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, CREDITS AND TRANSFERS

..   Contributions (and credits, for Series CP(R) contracts only) allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

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..   Contributions (and credits, for Series CP(R) contracts only) allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your financial professional can provide information or you can call our processing office.

..   Transfers to or from variable investment options (including the AXA Ultra
    Conservative Strategy investment option) will be made at the unit value next determined after receipt of the transfer request.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 70 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

MISSTATEMENT OF AGE

If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, any benefits will be those which would have been purchased at the correct age. If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, and if an optional Guaranteed minimum death benefit rider would not have been issued based on the correct age: (i) the optional Guaranteed minimum death benefit rider will be revoked; (ii) the applicable charge for the benefit will be refunded and applied to the annuity account value of the contract, and
(iii) the Return of Principal death benefit will apply.

STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 70, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS


The consolidated financials of AXA Equitable are in the SAI. The financial statement of Separate Account No. 70 is not included in the SAI because as of December 31, 2012, Separate Account No. 70 had not


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commenced operations. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.

Any guaranteed benefit in effect will generally terminate if you change ownership of the contract. A guaranteed benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual, but the contract will continue to be based on the annuitant's life. A guaranteed benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; the guaranteed benefit will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.

See Appendix IX later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

In general, you cannot assign or transfer ownership of an IRA or QP contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA or QP contract to another similar arrangement under Federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment will terminate your benefits under the contract. All withdrawals, distributions and payments are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.

HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you have elected the GWBL on a Joint life basis and subsequently get divorced, we will divide the contract as near as is practicable in accordance with the divorce decree and replace the original contract with two Single life contracts.

If the division of the contract occurs before any withdrawal has been made and after the Conversion effective date, the Applicable percentage under each new contract will be adjusted to a Single life Applicable percentage for your Guaranteed annual withdrawal amount and will be based on each respective individual's age at the time of first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made and after the Conversion effective date and if the Conversion effective date is a contract date anniversary prior to your 85th birthday, the Joint life Applicable percentage that was in effect at the time of the split will remain in effect for each contract.

If the division of the contract occurs after any withdrawal has been made at least thirty days after the Conversion effective date and if the Conversion effective date is the contract date anniversary following your 85th birthday, the Joint life Applicable percentage that was in effect at the time of the split will remain in effect for each contract.

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The Joint Life Applicable percentage that was in effect may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new contract.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 70. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.


AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the con- tract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.


AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.


DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals, which include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.


The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security

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holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. This compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.


ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2012) received additional payments. These additional payments ranged from $200 to $5,352,846. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Ash Brokerage Corporation
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corporation
Centaurus Financial, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Farmers Financial Solutions
Financial Network Investment Corporation
First Allied Securities, Inc.
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Harvest Capital, LLC
ING Financial Partners
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
LPL Financial Corporation
Lucia Securities
Meridian Financial Group


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Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney
Multi-Financial Securities Corporation
National Planning Holdings, Inc.
Next Financial Group, Inc.
NFP Securities, Inc.
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James Financial Services
RBC Capital Markets Corporation
Robert W Baird & Company
Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Summit Brokerage Services, Inc
SunTrust Investments
The Advisor Group
Transamerica Financial Advisors, Inc.
Triad Advisors
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
Wells Fargo Network




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Appendix I: Condensed financial information

--------------------------------------------------------------------------------



The unit values and number of units outstanding for Separate Account No. 70 are not available, because as of December 31, 2012, Separate Account No. 70 had not commenced operations.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: Examples of automatic payment plans

--------------------------------------------------------------------------------

The following examples illustrate the amount of the automatic withdrawals that would be taken under the various payment plans described in "Automatic payment plans" under "Accessing your money" earlier in this Prospectus. The examples assume a $100,000 allocation to the investment options with assumed investment performance of 0%. The examples show how the different automatic payment plans can be used without reducing your Roll-up benefit base. The examples also show the effect of withdrawals on the Highest Anniversary Value benefit base used to calculate the Roll-up benefit base. Also, the examples are based on the Roll-up rate shown below and assume that the Roll-up benefit base does not reset.

MAXIMUM PAYMENT

FULL ANNUAL WITHDRAWAL AMOUNT PAYMENT

Under this payment plan, you will receive the Annual withdrawal amount as scheduled payments. In this example, the "Withdrawal" column reflects the Annual withdrawal amount for the years shown. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year Roll-up benefit base" by the "Roll-up rate." In contract year 4, the "Beginning of year Roll-up benefit base" is calculated by multiplying the "Beginning of year Roll-up benefit base" from year 3 by the "Roll-up rate" and subtracting from that total the year 3 "Withdrawal" amount.

------------------------------------------------------------------------------------------------
                   BEGINNING OF YEAR              PERCENT OF ROLL-UP BENEFIT HIGHEST ANNIVERSARY
YEAR ROLL-UP RATE ROLL-UP BENEFIT BASE WITHDRAWAL       BASE WITHDRAWN       VALUE BENEFIT BASE
------------------------------------------------------------------------------------------------
 1    5.00%/(a)/     $     100,000       $    0             0.00%                 $100,000
------------------------------------------------------------------------------------------------
 2    5.00%/(a)/     $     105,000       $    0             0.00%                 $100,000
------------------------------------------------------------------------------------------------
 3    5.00%/(b)/     $     110,250       $5,513             5.00%                 $ 94,488
------------------------------------------------------------------------------------------------
 4    5.00%/(b)/     $110,250/(c)/       $5,513             5.00%                 $ 88,975
------------------------------------------------------------------------------------------------

(a)This is the Deferral Roll-up rate.
(b)This is the Annual Roll-up rate in effect if withdrawals begin after the contract date anniversary when the owner is age 64.
(c)The "Beginning of year Roll-up benefit base" in contract year 4 is calculated as follows: $110,250 = $110,250 x (1+0.05) - $5,513

CUSTOMIZED PAYMENT PLANS

FIXED PERCENTAGE OF 4%

Under this payment plan, you will receive as scheduled payments a withdrawal amount that is based on a withdrawal percentage that is fixed at 4.0%. In this example, amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year Roll-up benefit base" by 4.0%.

------------------------------------------------------------------------------------------------
                   BEGINNING OF YEAR              PERCENT OF ROLL-UP BENEFIT HIGHEST ANNIVERSARY
YEAR ROLL-UP RATE ROLL-UP BENEFIT BASE WITHDRAWAL       BASE WITHDRAWN       VALUE BENEFIT BASE
------------------------------------------------------------------------------------------------
 1    5.00%/(a)/     $     100,000       $    0                0.00%              $100,000
------------------------------------------------------------------------------------------------
 2    5.00%/(a)/     $     105,000       $    0                0.00%              $100,000
------------------------------------------------------------------------------------------------
 3    5.00%/(b)/     $     110,250       $4,410           4.00%/(c)/              $ 95,590
------------------------------------------------------------------------------------------------
 4    5.00%/(b)/     $111,353/(d)/       $4,454           4.00%/(c)/              $ 91,136
------------------------------------------------------------------------------------------------

(a)This is the Deferral Roll-up rate.
(b)This is the Annual Roll-up rate in effect if withdrawals begin after the contract date anniversary when the owner is age 64.
(c)In contract years 3 and 4, the contract owner received withdrawal amounts of 4.0% even though the Annual Roll-up rate was greater.
(d)The "Beginning of year Roll-up benefit base" in contract year 4 is calculated as follows: $111,353 = $110,250 x (1+0.05) - $4,410

FIXED DOLLAR OF $5,000

Under this payment plan, you will receive a withdrawal amount that is based on a fixed dollar amount. The fixed dollar amount may not exceed the Annual withdrawal amount in any contract year. In this example, the contract owner has elected to receive withdrawals of $5,000. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year Roll-up benefit base" by the "Percent of Roll-up benefit base withdrawn."

------------------------------------------------------------------------------------------------
                   BEGINNING OF YEAR              PERCENT OF ROLL-UP BENEFIT HIGHEST ANNIVERSARY
YEAR ROLL-UP RATE ROLL-UP BENEFIT BASE WITHDRAWAL       BASE WITHDRAWN       VALUE BENEFIT BASE
------------------------------------------------------------------------------------------------
 1    5.00%/(a)/     $     100,000       $    0                0.00%              $100,000
------------------------------------------------------------------------------------------------
 2    5.00%/(a)/     $     105,000       $    0                0.00%              $100,000
------------------------------------------------------------------------------------------------
 3    5.00%/(b)/     $     110,250       $5,000           4.54%/(c)/              $ 95,000
------------------------------------------------------------------------------------------------
 4    5.00%/(b)/     $110,763/(d)/       $5,000           4.51%/(c)/              $ 90,000
------------------------------------------------------------------------------------------------

(a)This is the Deferral Roll-up rate.
(b)This is the Annual Roll-up rate in effect if withdrawals begin after the contract date anniversary when the owner is age 64.
(c)In contract years 3 and 4, the contract owner received withdrawal amounts less than 5.0% even though the Annual Roll-up rate was 5%.
(d)The "Beginning of year Roll-up benefit base" in contract year 4 is calculated as follows: $110,763 = $110,250 x (1+0.05) - $5,000

               APPENDIX II: EXAMPLES OF AUTOMATIC PAYMENT PLANS

Appendix III: Purchase considerations for QP contracts

--------------------------------------------------------------------------------

Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant issues in the purchase of an Accumulator(R) Series QP contract in a defined benefit plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Only one additional transfer contribution may be made per contract year. The maximum aggregate contributions for any contract year is 100% of first-year contributions.

If amounts attributable to an excess or mistaken contribution must be withdrawn, either or both of the following may apply: (1) withdrawal charges; or (2) benefit base adjustments to a guaranteed benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.


While the contract is owned by the plan trust, all payments under the contract will be made to the plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion, it is the plan's responsibility to adjust the value of the contract to the actuarial equivalent of the participant's benefit, prior to the contract conversion.


AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.

Given that required minimum distributions ("RMDs") must generally commence from the plan for annuitants after age 70 1/2, trustees should consider:

..   whether RMDs the plan administrator must take under QP contracts would cause withdrawals in excess of the GMIB Roll-up benefit base (5% or 4%, as applicable);

..   that provisions in the Treasury Regulations on RMDs require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating RMDs. This could increase the amounts required to be distributed; and


..   that if the GMIB is automatically exercised as a result of either the no lapse guarantee, or requested due to a fee increase, payments will be made to the plan trust and may not be rollover eligible.


Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

                                     III-1

            APPENDIX III: PURCHASE CONSIDERATIONS FOR QP CONTRACTS

Appendix IV: Guaranteed benefit base examples

--------------------------------------------------------------------------------

The following illustrates the Guaranteed benefit base calculations. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), with no additional contributions, the Guaranteed benefit base(s) for an owner age 65 would be calculated as follows:


                                                                         HIGHEST
                                                           RETURN OF   ANNIVERSARY       HIGHEST
                                                           PRINCIPAL      VALUE        ANNIVERSARY
                ASSUMED                                      DEATH     BENEFIT BASE       VALUE
END OF CONTRACT   NET                ACCOUNT                BENEFIT      (WITHOUT      BENEFIT BASE       ROLL-UP
     YEAR       RETURN  ROLL-UP RATE  VALUE   WITHDRAWAL     BASE         GMIB)        (WITH GMIB)      BENEFIT BASE
------------------------------------------------------------------------------------------------------------------------
       1           3%        5%      $103,000   $    0   $100,000/(1)/   $103,000/(3)/   $103,000/(3)/   $105,000
------------------------------------------------------------------------------------------------------------------------
       2           9%        5%      $112,270   $    0   $100,000/(1)/   $112,270/(3)/   $112,270/(3)/   $112,270/(8)/
------------------------------------------------------------------------------------------------------------------------
       3         (2)%        5%      $110,025   $    0   $100,000/(1)/   $112,270/(4)/   $112,270/(4)/   $117,884
------------------------------------------------------------------------------------------------------------------------

Alternative #1: Client withdraws annual withdrawal amount
       4           2%        5%      $106,332   $5,894   $ 94,748/(2)/   $106,374/(5)/   $106,376/(6)/   $117,884/(9)/
------------------------------------------------------------------------------------------------------------------------

YEAR 5 ANNUAL WITHDRAWAL AMOUNT:        $5,894

Alternative #2: Client withdraws an amount in excess of the annual withdrawal amount
       4           2%        5%      $104,226   $8,000   $ 92,872/(2)/   $104,267/(5)/   $104,380/(7)/   $115,672/(10)/
------------------------------------------------------------------------------------------------------------------------

YEAR 5 ANNUAL WITHDRAWAL AMOUNT:        $5,784





END OF CONTRACT  "GREATER OF"
     YEAR            GMDB
--------------------------------
       1          $105,000/(11)/
--------------------------------
       2          $112,270/(12)/
--------------------------------
       3          $117,884/(11)/
--------------------------------

Alternative #1: Client withdraws annual withdrawal amount
       4          $117,884/(11)/
--------------------------------

YEAR 5 ANNUAL WITHDRAWAL AMOUNT:        $5,894

Alternative #2: Client withdraws an amount in excess of the annual withdrawal amount
       4          $115,672/(11)/
--------------------------------

YEAR 5 ANNUAL WITHDRAWAL AMOUNT:        $5,784

The account values for contract years 1 through 4 are based on hypothetical rates of return of 3.0%, 9.0%, (2.0)%, and 2.0%. We are using these rates solely to illustrate how the benefit is calculated. The rates of return bear no relationship to past or future investment results. Please note that the Excess withdrawal in the example below does not represent a RMD payment made through our automatic RMD service. For more information on RMD payments through our automatic RMD service, please see "Lifetime required minimum distribution withdrawals" in "Accessing your money" earlier in this Prospectus.

ACCOUNT VALUE

For example, at the end of contract year 4, the account value is calculated as:
$110,025 x (1+2.0%) = $112,226; $112,226 - $5,894 = $106,332.

GUARANTEED MINIMUM DEATH BENEFIT

RETURN OF PRINCIPAL BENEFIT BASE

(1)At the end of contract years 1 through 3, the Return of Principal death benefit base is equal to the initial contribution, $100,000.

(2)At the end of contract year 4, the Return of Principal death benefit base is reduced by the withdrawal on a pro-rata basis. For example, under Alternative #1, the withdrawal amount of $5,894 equals 5.252% of the account value ($5,894 / $112,226 = 5.252%), and the benefit base would be reduced by 5.252%; $100,000 x (1 - 5.252%) = $94,748.

HIGHEST ANNIVERSARY VALUE BENEFIT BASE

(3)At the end of contract years 1 and 2, the Highest Anniversary Value benefit base is equal to the current account value. For example, at the end of contract year 2, Highest Anniversary Value benefit base equals the account value of $112,270.

(4)At the end of contract year 3, the Highest Anniversary Value benefit base is equal to the Highest Anniversary Value benefit base at the end of the prior year since it is higher than the current account value.
   For example, at the end of contract year 3, Highest Anniversary Value benefit base equals the Highest Anniversary Value benefit base at the end of year 2 of $112,270.

(5)At the end of contract year 4, the Highest Anniversary Value benefit is reduced by the withdrawal on a pro-rata basis if GMIB is not elected. Under Alternative #1, the withdrawal amount of $5,894 equals 5.252% of the account value ($5,894 / $112,226 = 5.252%), and the Highest Anniversary Value benefit base would be reduced by 5.252%; $112,270 x (1 - 5.252%) = $106,374.
   Under Alternative #2, the withdrawal amount of $8,000 equals 7.128% of the account value ($8,000 / $112,226 = 7.128%), and the Highest Anniversary Value benefit base would be reduced by 7.128%; $112,270 x (1 - 7.128%) = $104,267.

                 APPENDIX IV: GUARANTEED BENEFIT BASE EXAMPLES

(6)Under Alternative #1, at the end of contract year 4, the Highest Anniversary Value benefit base is reduced by the withdrawal on a dollar-for-dollar basis if GMIB is elected. Highest Anniversary Value benefit base is equal to the greater of the account value after withdrawal $106,332, and $106,376 [= $112,270 (the Highest Anniversary Value benefit base as of the last contract date anniversary) - $5,894 (Withdrawal amount)]

(7)Under Alternative #2, at the end of contract year 4, the Highest Anniversary Value benefit base is first reduced by the Annual withdrawal amount if GMIB is elected: ($112,270 - $5,894 = $106,376). Then it is further reduced on a pro-rata basis by the withdrawal in excess of the Annual withdrawal amount. The withdrawal in excess of the Annual withdrawal amount is 1.877% of the account value [($8,000 - $5,894) / $112,226 = 1.877%] and the benefit base would be reduced by 1.877%: $106,376 (Highest Anniversary Value benefit base after the Annual withdrawal amount) - $1,996 (1.877% x $106,376) = $104,380.

ROLL-UP BENEFIT BASE (FOR GMIB AND "GREATER OF" GMDB)

In the example, the first withdrawal is made in contract year 4. The Deferral Roll-up rate is applied in year 1 through 3 before the first withdrawal. In contract year 4, the Annual Roll-up rate is applied. Both the Deferral Roll-up rate and the Annual Roll-up rate are 5%. At the end of contract year 1, the Roll-up benefit base is equal to the initial contribution plus the Deferral Roll-up amount. At the end of contract years 2 through 3, the Roll-up benefit base is equal to the account value, if higher than the previous year's Roll-up benefit base plus the Deferral Roll-up amount. At the end of contract year 4, the Roll-up benefit base is equal to the previous year's Roll-up benefit base plus the Annual Roll-up amount.

For example, at the end of contract year 2, Roll-up benefit base = $110,250 [= $105,000 (the Roll-up benefit base as of the last contract date anniversary) + $105,000 x 5.00% (the Deferral Roll-up amount)]

(8)At the end of contract year 2, the Roll-up benefit base is reset to the current account value. At the end of contract year 2, the Roll-up benefit base equals Account Value of $112,270.

(9)Under Alternative #1, at the end of contract year 4, the Roll-up benefit base is equal to $117,884 (the Roll-up benefit base as of the last contract date anniversary). Since the full Annual withdrawal amount was taken, the Roll-up benefit base neither decreases nor increases.

(10)Under Alternative #2, at the end of contract year 4, the Roll-up benefit base is reduced on a pro-rata basis by the withdrawal amount in excess of the Annual withdrawal amount. The withdrawal in excess of the Annual withdrawal amount is 1.877% of the account value [($8,000 - $5,894) / $112,226 =1.877%] and the benefit base would be reduced by 1.877%: $117,884 (the Roll-up benefit bases as of the last contract date anniversary) - $2,212 (1.877% x $117,884) = $115,672. The Annual withdrawal amount $5,894 does not reduce your Roll-up benefit base.

"GREATER OF" GMDB BENEFIT BASE

The "Greater of" GMDB benefit base is the greater of (i) the Roll-up benefit base and (ii) the Highest Anniversary Value benefit base.

(11)At the end of contract years 1 and 3 through 4, the "Greater of" GMDB benefit base is based on the Roll-up benefit base. For example, at the end of contract year 3, the "Greater of" GMDB benefit base equals the Roll-up benefit base of $117,884.

(12)At the end of contract year 2, the "Greater of" GMDB benefit base is based on the Highest Anniversary Value benefit base. For example, at the end of contract year 2, the "Greater of" GMDB benefit base equals the Highest Anniversary Value benefit base of $112,270.

                 APPENDIX IV: GUARANTEED BENEFIT BASE EXAMPLES

Appendix V: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of" GMDB II, the Earnings enhancement benefit and the GMIB, including the conversion to the GWBL on the contract date anniversary following age 85, under certain hypothetical circumstances for Series B, Series CP(R) and Series L contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.38)% and 3.62% for Series B contracts; (2.73)% and 3.27% for Series CP(R) contracts; and (2.78)% and 3.22% for Series L contracts at the 0% and 6% gross annual rates, respectively.


These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the "Greater of" GMDB, the Earnings enhancement benefit, the GMIB and GWBL features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of" GMDB II charge, the Earnings enhancement benefit charge, the GMIB II charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual GMIB" for ages 85 and under reflect the lifetime income that would be guaranteed if the GMIB II is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual GMIB" columns indicates that the contract has terminated due to insufficient account value. However, the GMIB II has been automatically exercised, and the owner is receiving lifetime payments.

The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the GWBL, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 85 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.


With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.57%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.25% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect the fees and expenses for the AXA Ultra Conservative Strategy Portfolio, which is not available for direct allocations. These rates also do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these expense limitation arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
SERIES B
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   "GREATER OF" GMDB II
   EARNINGS ENHANCEMENT BENEFIT
   GMIB II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GWBL AT AGE 85


------------------------------------------------------------------------------------------------------
                                                                 TOTAL DEATH BENEFIT LIFETIME ANNUAL
    CONTRACT                                                      WITH EARNINGS         GMIB:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   "GREATER OF" GMDB II ENHANCEMENT BENEFIT GUARANTEED INCOME
------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%        0%        6%       0%        6%
------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 93,000  93,000 100,000    100,000   100,000   100,000     N/A       N/A
------------------------------------------------------------------------------------------------------
61      1     94,548 100,527 87,548  93,527 105,000    105,000   107,000   107,000     N/A       N/A
------------------------------------------------------------------------------------------------------
62      2     89,109 100,935 82,109  93,935 110,250    110,250   114,350   114,350     N/A       N/A
------------------------------------------------------------------------------------------------------
63      3     83,673 101,213 77,673  95,213 115,763    115,763   122,068   122,068     N/A       N/A
------------------------------------------------------------------------------------------------------
64      4     78,236 101,350 72,236  95,350 121,551    121,551   130,171   130,171     N/A       N/A
------------------------------------------------------------------------------------------------------
65      5     72,788 101,333 67,788  96,333 127,628    127,628   138,679   138,679     N/A       N/A
------------------------------------------------------------------------------------------------------
66      6     67,323 101,149 64,323  98,149 134,010    134,010   147,613   147,613     N/A       N/A
------------------------------------------------------------------------------------------------------
67      7     61,832 100,786 60,832  99,786 140,710    140,710   156,994   156,994     N/A       N/A
------------------------------------------------------------------------------------------------------
68      8     56,308 100,227 56,308 100,227 147,746    147,746   166,844   166,844     N/A       N/A
------------------------------------------------------------------------------------------------------
69      9     50,742  99,458 50,742  99,458 155,133    155,133   177,186   177,186     N/A       N/A
------------------------------------------------------------------------------------------------------
70     10     45,096  98,463 45,096  98,463 162,889    162,889   188,045   188,045   5,903     5,903
------------------------------------------------------------------------------------------------------
75     15     15,809  89,435 15,809  89,435 207,893    207,893   251,050   251,050   8,498     8,498
------------------------------------------------------------------------------------------------------
80     20          0  71,614      0  71,614       0    265,330         0   331,462       0    12,408
------------------------------------------------------------------------------------------------------
85     25          0  41,478      0  41,478       0    338,635         0   404,767       0    18,403
------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GMIB II TO THE GWBL AT AGE 85


------------------------------------------------------------------------------------------------------------------
                                                             TOTAL DEATH BENEFIT
    CONTRACT                                                 WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE "GREATER OF" GMDB II  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%         6%         0%         6%        0%     6%     0%        6%
------------------------------------------------------------------------------------------------------------------
85     25    0     41,478   0   41,478 0        338,635      0        404,767     0    338,635  0       16,932
------------------------------------------------------------------------------------------------------------------
90     30    0      1,613   0    1,613 0        338,635      0        404,767     0    338,635  0       16,932
------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

(1)Guaranteed Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. Hypothetical Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. This example assumes no withdrawals. The Deferral Roll-up rate is credited annually to the Roll-up benefit base when calculating both Guaranteed Income and Hypothetical Income. Based on the assumption of either 0% or 6% returns, the income produced in this example for both Guaranteed Income and Hypothetical Income is equal.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
SERIES CP
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   "GREATER OF" GMDB II
   EARNINGS ENHANCEMENT BENEFIT
   GMIB II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GWBL AT AGE 85


-----------------------------------------------------------------------------------------------------
                                                                TOTAL DEATH BENEFIT LIFETIME ANNUAL
    CONTRACT                                                     WITH EARNINGS         GMIB:
AGE   YEAR    ACCOUNT VALUE   CASH VALUE   "GREATER OF" GMDB II ENHANCEMENT BENEFIT GUARANTEED INCOME
-----------------------------------------------------------------------------------------------------
               0%      6%      0%     6%     0%         6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------
60      0    103,000 103,000 95,000 95,000 100,000    100,000   100,000   100,000     N/A       N/A
-----------------------------------------------------------------------------------------------------
61      1     97,107 103,266 89,107 95,266 105,000    105,000   107,000   107,000     N/A       N/A
-----------------------------------------------------------------------------------------------------
62      2     91,259 103,403 83,259 95,403 110,250    110,250   114,350   114,350     N/A       N/A
-----------------------------------------------------------------------------------------------------
63      3     85,447 103,401 78,447 96,401 115,763    115,763   122,068   122,068     N/A       N/A
-----------------------------------------------------------------------------------------------------
64      4     79,663 103,248 73,663 97,248 121,551    121,551   130,171   130,171     N/A       N/A
-----------------------------------------------------------------------------------------------------
65      5     73,899 102,932 68,899 97,932 127,628    127,628   138,679   138,679     N/A       N/A
-----------------------------------------------------------------------------------------------------
66      6     68,146 102,442 64,146 98,442 134,010    134,010   147,613   147,613     N/A       N/A
-----------------------------------------------------------------------------------------------------
67      7     62,395 101,763 59,395 98,763 140,710    140,710   156,994   156,994     N/A       N/A
-----------------------------------------------------------------------------------------------------
68      8     56,638 100,882 54,638 98,882 147,746    147,746   166,844   166,844     N/A       N/A
-----------------------------------------------------------------------------------------------------
69      9     50,865  99,782 49,865 98,782 155,133    155,133   177,186   177,186     N/A       N/A
-----------------------------------------------------------------------------------------------------
70     10     45,038  98,449 45,038 98,449 162,889    162,889   188,045   188,045   5,903     5,903
-----------------------------------------------------------------------------------------------------
75     15     15,216  87,653 15,216 87,653 207,893    207,893   251,050   251,050   8,498     8,498
-----------------------------------------------------------------------------------------------------
80     20          0  68,018      0 68,018       0    265,330         0   331,462       0    12,408
-----------------------------------------------------------------------------------------------------
85     25          0  36,169      0 36,169       0    338,635         0   404,767       0    18,403
-----------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GMIB II TO THE GWBL AT AGE 85


-----------------------------------------------------------------------------------------------------------------------
                                                             TOTAL DEATH BENEFIT
    CONTRACT                                                 WITH THE EARNINGS                       GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE "GREATER OF" GMDB II  ENHANCEMENT BENEFIT  GWBL BENEFIT BASE  WITHDRAWAL AMOUNT
-----------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%         6%         0%         6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------
85     25    0     36,169   0   36,169 0        338,635      0        404,767     0       338,635    0       16,932
-----------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

(1)Guaranteed Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. Hypothetical Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. This example assumes no withdrawals. The Deferral Roll-up rate is credited annually to the Roll-up benefit base when calculating both Guaranteed Income and Hypothetical Income. Based on the assumption of either 0% or 6% returns, the income produced in this example for both Guaranteed Income and Hypothetical Income is equal.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
SERIES L
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   "GREATER OF" GMDB II
   EARNINGS ENHANCEMENT BENEFIT
   GMIB II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GWBL AT AGE 85


-----------------------------------------------------------------------------------------------------
                                                                TOTAL DEATH BENEFIT LIFETIME ANNUAL
    CONTRACT                                                     WITH EARNINGS         GMIB:
AGE   YEAR    ACCOUNT VALUE   CASH VALUE   "GREATER OF" GMDB II ENHANCEMENT BENEFIT GUARANTEED INCOME
-----------------------------------------------------------------------------------------------------
               0%      6%      0%     6%     0%         6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------
60      0    100,000 100,000 92,000 92,000 100,000    100,000   100,000   100,000     N/A       N/A
-----------------------------------------------------------------------------------------------------
61      1     94,150 100,129 86,150 92,129 105,000    105,000   107,000   107,000     N/A       N/A
-----------------------------------------------------------------------------------------------------
62      2     88,346 100,125 81,346 93,125 110,250    110,250   114,350   114,350     N/A       N/A
-----------------------------------------------------------------------------------------------------
63      3     82,579  99,977 76,579 93,977 115,763    115,763   122,068   122,068     N/A       N/A
-----------------------------------------------------------------------------------------------------
64      4     76,842  99,675 71,842 94,675 121,551    121,551   130,171   130,171     N/A       N/A
-----------------------------------------------------------------------------------------------------
65      5     71,126  99,206 71,126 99,206 127,628    127,628   138,679   138,679     N/A       N/A
-----------------------------------------------------------------------------------------------------
66      6     65,422  98,558 65,422 98,558 134,010    134,010   147,613   147,613     N/A       N/A
-----------------------------------------------------------------------------------------------------
67      7     59,723  97,717 59,723 97,717 140,710    140,710   156,994   156,994     N/A       N/A
-----------------------------------------------------------------------------------------------------
68      8     54,018  96,669 54,018 96,669 147,746    147,746   166,844   166,844     N/A       N/A
-----------------------------------------------------------------------------------------------------
69      9     48,299  95,399 48,299 95,399 155,133    155,133   177,186   177,186     N/A       N/A
-----------------------------------------------------------------------------------------------------
70     10     42,527  93,891 42,527 93,891 162,889    162,889   188,045   188,045   5,903     5,903
-----------------------------------------------------------------------------------------------------
75     15     12,995  82,155 12,995 82,155 207,893    207,893   251,050   251,050   8,498     8,498
-----------------------------------------------------------------------------------------------------
80     20          0  61,474      0 61,474       0    265,330         0   331,462       0    12,408
-----------------------------------------------------------------------------------------------------
85     25          0  28,454      0 28,454       0    338,635         0   404,767       0    18,403
-----------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GMIB II TO THE GWBL AT AGE 85


-----------------------------------------------------------------------------------------------------------------------
                                                             TOTAL DEATH BENEFIT
    CONTRACT                                                 WITH THE EARNINGS                       GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE "GREATER OF" GMDB II  ENHANCEMENT BENEFIT  GWBL BENEFIT BASE  WITHDRAWAL AMOUNT
-----------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%         6%         0%         6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------
85     25    0     28,454   0   28,454 0        338,635      0        404,767     0       338,635    0       16,932
-----------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

(1)Guaranteed Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. Hypothetical Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. This example assumes no withdrawals. The Deferral Roll-up rate is credited annually to the Roll-up benefit base when calculating both Guaranteed Income and Hypothetical Income. Based on the assumption of either 0% or 6% returns, the income produced in this example for both Guaranteed Income and Hypothetical Income is equal.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

Appendix VI: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

-----------------------------------------------------------------------------------------
                                        NO WITHDRAWAL $3,000 WITHDRAWAL $6,000 WITHDRAWAL
-----------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                   100,000           100,000           100,000
-----------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to                104,000           104,000           104,000
    withdrawal./(1)/
-----------------------------------------------------------------------------------------
C   EARNINGS ENHANCEMENT BENEFIT            4,000             4,000             4,000
    EARNINGS: death benefit
    less net contributions (prior to
    the withdrawal in D).
    B MINUS A.
-----------------------------------------------------------------------------------------
D   WITHDRAWAL                                0               3,000             6,000
-----------------------------------------------------------------------------------------
E   EXCESS OF THE WITHDRAWAL OVER THE         0                 0               2,000
    EARNINGS ENHANCEMENT BENEFIT
    EARNINGS
    GREATER OF D MINUS C OR ZERO
-----------------------------------------------------------------------------------------
F   NET CONTRIBUTIONS (adjusted for        100,000           100,000           98,000
    the withdrawal in D)
    A MINUS E
-----------------------------------------------------------------------------------------
G   DEATH BENEFIT (adjusted for the        104,000         101,000/(2)/      98,000/(2)/
    withdrawal in D)
    B MINUS D
-----------------------------------------------------------------------------------------
H   DEATH BENEFIT LESS NET                  4,000             1,000               0
    CONTRIBUTIONS
    G MINUS F
-----------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR      40%               40%               40%
-----------------------------------------------------------------------------------------
J   EARNINGS ENHANCEMENT BENEFIT            1,600              400                0
    H TIMES I
-----------------------------------------------------------------------------------------
K   DEATH BENEFIT: including the           105,600           101,400           98,000
    Earnings enhancement benefit
    G PLUS J
-----------------------------------------------------------------------------------------

(1)The death benefit is the greater of the account value or any applicable death benefit.
(2)Assumes no earnings on the contract; and that the withdrawal would reduce the death benefit on a dollar-for-dollar basis.

               APPENDIX VI: EARNINGS ENHANCEMENT BENEFIT EXAMPLE

Appendix VII: Rules regarding contributions to your contract

--------------------------------------------------------------------------------


             THE FOLLOWING TABLES DESCRIBES THE RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT. THE MINIMUM
                       INITIAL CONTRIBUTION AMOUNT FOR ALL CONTRACT SERIES AND TYPES IS $25,000.
-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                       NQ
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   0-85 (SERIES B & SERIES L)

                     .   0-70 (SERIES CP(R))
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $500
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   After-tax money.
CONTRIBUTIONS
                     .   Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/
-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                 TRADITIONAL IRA
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-85 (SERIES B & SERIES L)

                     .   20-70 (SERIES CP(R))
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $50
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
CONTRIBUTIONS            457(b) plans.

                     .   Rollovers from another traditional individual retirement arrangement.

                     .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.

                     .   Regular IRA contributions.

                     .   Additional catch-up contributions.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/
                     .   Contributions made after age 70 1/2 must be net of required minimum distributions.

                     .   Although we accept regular IRA contributions (limited to $5,500) under traditional IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

                     .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
-------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix IX earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

                                     VII-1

         APPENDIX VII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                         ROTH IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (SERIES B & SERIES L)

                          .   20-70 (SERIES CP(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Rollovers from another Roth IRA.

                          .   Rollovers from a "designated Roth contribution account" under specified retirement plans.

                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.

                          .   Direct custodian-to-custodian transfers from another Roth IRA.

                          .   Regular Roth IRA contributions.

                          .   Additional catch-up contributions.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/
                          .   Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.

                          .   Although we accept Roth IRA contributions (limited to $5,500) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.
------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                       INHERITED IRA BENEFICIARY CONTINUATION CONTRACT (TRADITIONAL IRA OR ROTH IRA)
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   0-70 (SERIES B & SERIES L)

                          .   Not Available for Series CP(R)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $1,000
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased owner's traditional individual retirement arrangement or Roth IRA to an IRA of the same type.

                          .   Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified circumstances from these "Applicable Plans": qualified plans, 403(b) plans and governmental employer 457(b) plans.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/
                          .   Any additional contributions must be from the same type of IRA of the same deceased owner.

                          .   No additional contributions are permitted to Inherited IRA contracts issued as a non-spousal beneficiary direct rollover from an Applicable Plan.
------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                            QP
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-75 (SERIES B & SERIES L)

                          .   20-70 (SERIES CP(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $500
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Only transfer contributions from other investments within an existing qualified plan trust.

                          .   The plan must be qualified under Section 401(a) of the Internal Revenue Code.

                          .   For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.
------------------------------------------------------------------------------------------------------------------------------


                                     VII-2

         APPENDIX VII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

--------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                             QP
--------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON             .   A separate QP contract must be established for each plan participant, even defined benefit plan
CONTRIBUTIONS/(1)/             participants.

                           .   We do not accept regular on-going payroll contributions or contributions directly from the employer.

                           .   Only one additional transfer contribution may be made during a contract year.

                           .   No additional transfer contributions after the annuitant's attainment of age 75 or if later, the first contract date anniversary.

                           .   The maximum contribution age for QP contracts without the "Greater of" Guaranteed minimum death benefit will be set for the life of the contract at a date equal to age 75 (or if later, the first contract date anniversary) of the older of the original Owner(s) and Annuitant(s). (Age
                               70 for Series CP.)

                           .   The maximum contribution age for QP contracts with GMIB and the "Greater of" Guaranteed minimum death benefit will be set for the life of the contract at a date equal to age 70 (or if later, the first contract date anniver- sary) of the older of the original Owner(s) and Annuitant(s).

                           .   Contributions after age 70 1/2 must be net of any required minimum distributions.

                           .   Maximum aggregate contributions for any contract year is 100% of first-year contributions.

See Appendix III earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
--------------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix IX earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

See "Tax information" earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" earlier in this Prospectus. Please review your contract for information on contribution limitations.

                                     VII-3

         APPENDIX VII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

Appendix VIII: Formula for asset transfer program for guaranteed benefits

--------------------------------------------------------------------------------

As explained in the "Guaranteed minimum income benefit ("GMIB")" section in this Prospectus, if the GMIB, "Greater of" GMDB or GWBL is in effect, your contract will be subject to predetermined mathematical formulas that require transfers between the variable investment options which you have selected and the AXA Ultra Conservative Strategy investment option. This Appendix provides additional information regarding the formulas.

The formulas are set when we issue your contract and do not change while the GMIB, "Greater of" GMDB or GWBL is in effect. On each valuation day, the formulas determine whether a transfer into or out of the AXA Ultra Conservative Strategy investment option is required. For purposes of these calculations, amounts in the guaranteed interest option and amounts in a Special DCA program are excluded from amounts that are transferred into the AXA Ultra Conservative Strategy investment option.

First, the following ATP formula is used to calculate a contract ratio:

   Contract Ratio = 1 - (AV / BB)
   WHERE:
   AV = account value on the valuation day (off-cycle valuations use the account value as of the previous business day).
   BB = Roll-up benefit base on the valuation day.

Please see the "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" section in this Prospectus for more information on the Roll-up benefit base.

The contract ratio is then compared to predetermined "transfer points" to determine what portion of account value needs to be held in the AXA Ultra Conservative Strategy investment option. For your GMIB, there is a minimum and maximum transfer point, which are determined according to the following table.

   --------------------------------------------------------------------------
   CONTRACT DATE ANNIVERSARY  MINIMUM TRANSFER POINT  MAXIMUM TRANSFER POINT
   --------------------------------------------------------------------------
          ISSUE DATE                   10%                     20%
   --------------------------------------------------------------------------
             1ST                       12%                     22%
   --------------------------------------------------------------------------
             2ND                       14%                     24%
   --------------------------------------------------------------------------
             3RD                       16%                     26%
   --------------------------------------------------------------------------
             4TH                       18%                     28%
   --------------------------------------------------------------------------
             5TH                       20%                     30%
   --------------------------------------------------------------------------
             6TH                       22%                     32%
   --------------------------------------------------------------------------
             7TH                       24%                     34%
   --------------------------------------------------------------------------
             8TH                       26%                     36%
   --------------------------------------------------------------------------
             9TH                       28%                     38%
   --------------------------------------------------------------------------
             10TH                      30%                     40%
   --------------------------------------------------------------------------
             11TH                      32%                     42%
   --------------------------------------------------------------------------
             12TH                      34%                     44%
   --------------------------------------------------------------------------
             13TH                      36%                     46%
   --------------------------------------------------------------------------
             14TH                      38%                     48%
   --------------------------------------------------------------------------
             15TH                      40%                     50%
   --------------------------------------------------------------------------
             16TH                      42%                     52%
   --------------------------------------------------------------------------
             17TH                      44%                     54%
   --------------------------------------------------------------------------
             18TH                      46%                     56%
   --------------------------------------------------------------------------
             19TH                      48%                     58%
   --------------------------------------------------------------------------
       20TH (AND LATER)                50%                     60%
   --------------------------------------------------------------------------

The minimum and maximum transfer points are interpolated between the beginning of contract year value and end of contract year value during the course of the year. For example, during the first contract year, the minimum transfer point moves from 10% on the first day of the first contract year to 12% on the first day on the second contract year. The maximum transfer point moves similarly during the first contract year from 20% on the first day of the first contract year to 22% on the first day on the second contract year. The ranges for the first and second contract year are shown in the charts below to illustrate the interpolation of transfer points between the beginning of a contract year and the end of a contract year.

                                    VIII-1

   APPENDIX VIII: FORMULA FOR ASSET TRANSFER PROGRAM FOR GUARANTEED BENEFITS

-----------------------------------------------------------------------------
FIRST CONTRACT YEAR RANGE:
-----------------------------------------------------------------------------
                                                                  MAY 14
                                                              FIRST CONTRACT
                               MAY 15                              DATE
                             ISSUE DATE  AUG 15 NOV 15 FEB 15   ANNIVERSARY
-----------------------------------------------------------------------------
  MinimumTransfer Point          10%      10.5%   11%   11.5%       12%
-----------------------------------------------------------------------------
  MaximumTransfer Point          20%      20.5%   21%   21.5%       22%
-----------------------------------------------------------------------------
SECOND CONTRACT YEAR RANGE:
-----------------------------------------------------------------------------
                               MAY 14
                                FIRST                             MAY 14
                              CONTRACT                        SECOND CONTRACT
                                DATE                               DATE
                             ANNIVERSARY AUG 15 NOV 15 FEB 15   ANNIVERSARY
-----------------------------------------------------------------------------
  MinimumTransfer Point          12%      12.5%   13%   13.5%       14%
-----------------------------------------------------------------------------
  MaximumTransfer Point          22%      22.5%   23%   23.5%       24%
-----------------------------------------------------------------------------

On each valuation day, the portion of account value to be held in the AXA Ultra Conservative Strategy investment option is determined by comparing the contract ratio to the transfer points. If the contract ratio is equal to or less than the minimum transfer point, all of the account value in the AXA Ultra Conservative Strategy investment option, if any, will be transferred to the variable investment options selected by you. If the contract ratio on the valuation day exceeds the minimum transfer point but is less than the maximum transfer point, amounts may be transferred either into or out of the AXA Ultra Conservative Strategy investment option depending on the account value already in the AXA Ultra Conservative Strategy investment option, the guaranteed interest option and a Special DCA program. If the contract ratio on the valuation day is equal to or greater than the maximum transfer point, the total amount of the account value that is invested in the variable investment options selected by you, excluding amounts invested in the guaranteed interest option and a Special DCA program, will be transferred into the AXA Ultra Conservative Strategy investment option.

A separate formula, called the transfer amount formula, is used to calculate the amount that must be transferred either into or out of the AXA Ultra Conservative Strategy investment option. For example, the transfer amount formula seeks to reallocate account value such that for every 1% by which the contract ratio exceeds the minimum transfer point on a given valuation day, 10% of the account value will be held in the AXA Ultra Conservative Strategy investment option, the guaranteed interest option, and a Special DCA program. When the contract ratio exceeds the minimum transfer point by 10% (i.e., it reaches the maximum transfer point), amounts will be transferred into the AXA Ultra Conservative Strategy investment option such that 100% of account value will be invested in the AXA Ultra Conservative Strategy investment option, the guaranteed interest option, and a Special DCA program.

The transfer amount formula first determines the target percentage that must be in the AXA Ultra Conservative Strategy investment option after the ATP transfer as follows:

                                             Contract Ratio - Minimum Transfer Point
                                   ATP%  =   ---------------------------------------

                                                      0.1

  WHERE:

                                   ATP%  =   Required percentage of account value in the AXA Ultra
                                             Conservative Strategy investment option, the guaranteed
                                             interest option and the Special DCA program after the ATP
                                             transfer.

                         Contract Ratio  =   The contract ratio calculated on the valuation day

                 Minimum Transfer Point  =   The minimum transfer point on the valuation day

                                    0.1  =   The 10% differential between the minimum transfer point and the maximum transfer point

The required amount of account value in the AXA Ultra Conservative Strategy investment option after the
  ATP transfer is calculated as follows:

                             ATP Amount  =   (ATP% * AV) - guaranteed interest option - amounts in a
                                             Special DCA program

  WHERE:

                                     AV  =   account value on the valuation day.

             guaranteed interest option  =   account value in the guaranteed interest option on the
                                             valuation day.

       amounts in a Special DCA program  =   account value in a Special DCA program on the valuation day

The ATP Amount cannot be less than $0.

The transfer amount formula is used to determine the transfer amount as follows:

   ATP transfer amount = (ATP amount) - (account value currently in AXA Ultra Conservative Strategy investment option)

The ATP transfer amount is the amount that must be moved either in or out of the AXA Ultra Conservative Strategy investment option.

                                    VIII-2

   APPENDIX VIII: FORMULA FOR ASSET TRANSFER PROGRAM FOR GUARANTEED BENEFITS

..   If the ATP transfer amount is positive, it will be moved into the AXA Ultra
    Conservative Strategy investment option if it meets the minimum transfer threshold.

..   If the ATP transfer amount is negative, it will be moved out of the AXA
    Ultra Conservative Strategy investment option if it meets the minimum transfer threshold described below.

The minimum amount that will be transferred is the greater of 1% of account value or $1,000. The test for whether the ATP transfer amount meets the minimum transfer threshold is as follows:

..   If the ATP transfer amount is less than the minimum transfer amount, the
    ATP transfer will not be processed.

..   If the ATP transfer amount is greater than or equal to the minimum transfer amount, the ATP transfer will be processed.

The following are examples of transactions under the ATP:

---------------------------------------------------------------
                  EXAMPLE 1       EXAMPLE 2       EXAMPLE 3
---------------------------------------------------------------
CONTRACT RATIO  17.5%           27%             35%

---------------------------------------------------------------
VALUATION DAY   4th contract    5th contract    6th contract
                anniversary     anniversary     anniversary

---------------------------------------------------------------
TRANSFER POINTS Minimum = 18%   Minimum = 20%   Minimum = 22%
                Maximum = 28%   Maximum = 30%   Maximum = 32%

---------------------------------------------------------------
INVESTMENT      Option A        Option B        Option B
ELECTION
---------------------------------------------------------------
ASSUMPTIONS     account value   account value   account value
                = $100,000      = $100,000      = $100,000
                AXA Ultra       AXA Ultra       AXA Ultra
                Conservative    Conservative    Conservative
                Strategy        Strategy        Strategy
                investment      investment      investment
                option =        option =        option =
                $40,000         $40,000         $40,000
                guaranteed      Special DCA     Special DCA
                interest        program =       program =
                option =        $20,000         $20,000
                $10,000
                Special DCA
                program =
                $20,000

---------------------------------------------------------------
TRANSFER POINT  Contract ratio  Contract ratio  Contract ratio
VALUATION       is less than    is greater      is greater
                the minimum     than minimum    than maximum
                transfer point  but less than   transfer point
                therefore, all  maximum         therefore, all
                amounts must    transfer        amounts that
                be moved out    point. Must     are not in the
                of the AXA      determine       guaranteed
                Ultra           amount to move  interest
                Conservative    in or out of    option or a
                Strategy        AXA Ultra       Special DCA
                investment      Conservative    program must
                option          Strategy        be moved into
                                investment      the AXA Ultra
                                option if       Conservative
                                necessary.      Strategy
                                                investment
                                                option.

---------------------------------------------------------------
ATP%            0%              (0.27 - 0.2) /  100%
(Contract                       0.1 = 0.7 OR
Ratio - Minimum                 70%
Transfer
Point) / 0.2

---------------------------------------------------------------
ATP AMOUNT      (0*$100,000) -  (0.7 *          (1*$100,000) -
(ATP% * AV) -   $10,000 -       $100,000) -     $20,000 =
guaranteed      $20,000 =       $20,000 =       $80,000
interest        -$30,000,       $50,000
option -        (cannot be
Special DCA     less than $0)
program         ATP Amount = $0
---------------------------------------------------------------
TRANSFER AMOUNT $0 - $40,000 =  SCENARIO 1 -    $80,000 -
(ATP Amount) -  -$40,000,       USING CURRENT   $40,000 =
(account value  (transferred    ASSUMPTIONS:    $40,000
currently in    out of the AXA  $50,000 -       (transferred
AXA Ultra       Ultra           $40,000 =       into the AXA
Conservative    Conservative    $10,000         Ultra
Strategy        Strategy        (transferred    Conservative
investment      investment      into the AXA    Strategy
option)         option)         Ultra           investment
                                Conservative    option)
                                Strategy
                                investment
                                option.)

                                SCENARIO 2 -
                                IF CURRENT
                                AMOUNT IN AXA
                                ULTRA
                                CONSERVATIVE
                                STRATEGY
                                INVESTMENT
                                OPTION =
                                $65,000
                                INSTEAD OF
                                $40,000:
                                $50,000 -
                                $65,000 =
                                -$15,000
                                (transferred
                                out of the AXA
                                Ultra
                                Conservative
                                Strategy
                                investment
                                option.)
---------------------------------------------------------------

                                    VIII-3

   APPENDIX VIII: FORMULA FOR ASSET TRANSFER PROGRAM FOR GUARANTEED BENEFITS

ATP transfers into the AXA Ultra Conservative Strategy investment option will be transferred out of your variable investment options. No amounts will be transferred out of the guaranteed interest option or a Special DCA program. ATP transfers out of the AXA Ultra Conservative Strategy investment option will be allocated among the investment options included in your contract's allocation instructions other than the guaranteed interest option. Any amounts that would have been allocated to the guaranteed interest option will be prorated among the variable investment options. No amounts will be transferred into or out of the guaranteed interest option and the Special DCA program as a result of any ATP transfer.

On any day that a transfer (excluding a dollar cost averaging transfer) is made out of the guaranteed interest option into a variable investment option, the formulas described above will be run, which may in turn trigger an off cycle ATP transfer. Regardless of when this off cycle valuation occurs, an ATP valuation will again occur on the next valuation day. Cancellation of any dollar cost averaging program will not trigger an off cycle ATP transfer. For the purposes of the off cycle valuation only, the ATP transfer amount formula will use the account value as of the previous business day. Off cycle valuations will use the transfer points for the most recent valuation day.

ATP EXIT OPTION

When the ATP exit option is processed your guaranteed benefit base(s) will be adjusted as follows:

  New Benefit Base =  (1- 3%) X A   _ D
                      -------------
                       1 - B + C

   WHERE:

  New Benefit Base =  The new value that the Roll-up benefit base and Highest
                      Anniversary Value benefit base (if applicable) will be ad-justed to if this value is less than the current value of the respective benefit bases.

   A =  The account value as of the day prior to the ATP exit option.

   B = The [interpolated] minimum transfer point as of the next valuation day.

   C =  The total rider charge percentage for both the GMIB and GMDB benefits.

   D = The prorated Roll-up amount from the last contract date anniversary to the next valuation day plus the prorated Roll-up amount for contributions and transfers in that contract year as of the next valuation day minus the contract year-to-date withdrawals up to the Annual withdrawal amount.

  3% = cushion in investment performance to decrease the probability of an ATP transfer on the upcoming valuation day.

For example, the ATP exit option is processed during the seventh month of the fifth ATP year. In the current ATP year, the number of completed months is six. The minimum transfer point is 19%, which is derived by interpolating the fourth ATP year anniversary minimum transfer point and the fifth ATP year anniversary minimum transfer point [=(18%+20%)/2]. The cushion is 3%. Assume that your account value is $100,000, Highest Anniversary Value benefit base is $110,000, Roll-up benefit base is $130,000 and the Roll-up rate is the 5% Annual Roll-up rate. Note that the benefit base for the GMIB is the Roll-up benefit base ($130,000) and that the benefit base for the "Greater of" GMDB ($130,000) is the greater of the Highest Anniversary Value benefit base ($110,000) and the Roll-up benefit base ($130,000). Also assume that no withdrawal has been taken in this contract year and that the pro-rated Roll-up amount (net of withdrawals) is $3,250 (=5%X$130,000X6/12 - 0).

When the ATP exit option is processed, the new benefit base is:

  New benefit base =  (1- 3%) X 100,000   _ 3,250              = $113,197
                      -------------------
                       1 - 0.19 + 0.023

Your Highest Anniversary Value benefit base stays at the current value ($110,000), as the new benefit base ($113,197) is greater than your current Highest Anniversary Value benefit base. Your Roll-up benefit base is adjusted to the new benefit base ($113,197), as the new benefit base is less than your current Roll-up benefit base. Accordingly, the new Roll-up benefit base for your GMIB is $113,197. Your "Greater of" GMDB is also adjusted to the new benefit base of $113,197, as it is the greater of the Highest Anniversary Value benefit base ($110,000) and the Roll-up benefit base ($113,197).

                                    VIII-4

   APPENDIX VIII: FORMULA FOR ASSET TRANSFER PROGRAM FOR GUARANTEED BENEFITS

Appendix IX: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Regardless of the state, the rate initially set on an outstanding loan cannot be changed.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:


-------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
ARIZONA      See "Contract features and       If you reside in the state of
             benefits"--"Your right to        Arizona and you are age 65 or
             cancel within a certain number   older at the time the contract
             of days"                         is issued, you may return your
                                              variable annuity contract within
                                              30 days from the date that you
                                              receive it and receive a refund
                                              of account value. This is also
                                              referred to as the "free look"
                                              period.
-------------------------------------------------------------------------------
CONNECTICUT  See "Charge for each additional  The charge for transfers does
             transfer in excess of 12         not apply.
             transfers per contract year" in
             "Fee table" and "Transfer
             charge" in "Charges and
             expenses"

             See "Credit recovery" under      The second and third bullets
             "Credits and Earnings bonus      under "Credit recovery" do not
             (For Series CP(R) contracts      apply and are replaced by the
             only)" in "Contract features     following:
             and benefits" and "Your annuity
             payout options" in "Accessing
             your money"
                                              .   If you start receiving
                                                  annuity payments within
                                                  three years of making any
                                                  contribution, we will not
                                                  recover the credit that
                                                  applies to any contribution
                                                  made within the prior three
                                                  years. As a result, we will
                                                  apply the contract's cash
                                                  value, not the account
                                                  value, to the life
                                                  contingent annuity payout
                                                  regardless of how many years
                                                  have elapsed since last
                                                  contribution.

                                              .   Credits applied to
                                                  contributions made within
                                                  one year of death of the
                                                  owner (or older joint owner,
                                                  if applicable) will not be
                                                  recovered. However, any
                                                  applicable contract
                                                  withdrawal charges will
                                                  continue to apply to those
                                                  contributions. The 10% free
                                                  withdrawal amount does not
                                                  apply when calculating the
                                                  withdrawal charges
                                                  applicable to the payment of
                                                  a death benefit.

             See "GMIB "no lapse guarantee""  The no-lapse guarantee will not
             under "Guaranteed minimum        terminate if your aggregate
             income benefit" in "Contract     withdrawals from your contract
             features and benefits"           in any contract year exceed your
                                              Annual Withdrawal Amount unless
                                              the excess withdrawal drives
                                              your account value to zero.

             See "Disruptive transfer         The ability to restrict
             activity" in "Transferring your  transfers due to market timing money among investment options"  can only be determined by the underlying fund managers. AXA
                                              Equitable's right to restrict
                                              transfers due to market timing
                                              does not apply.

             See "Transfer Charge" in         The charge for excessive
             "Charges and Expenses"           transfers does not apply.
                                              The ability to reserve the right
                                              to impose a limit on the number
                                              of free transfers does not apply.

             See "Withdrawal charge" in       FOR SERIES CP(R) CONTRACTS:
             "Charges and expenses"           Since credits applied to
                                              contributions cannot be
                                              recovered, withdrawal charges
                                              apply to amounts associated with
                                              a credit.

             See "Disability, terminal        The withdrawal charge waiver
             illness, or confinement to a     under item (i) does not apply.
             nursing home" under "Withdrawal
             charge" in "Charges and
             expenses"
-------------------------------------------------------------------------------

               APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
CONNECTICUT                                    The current and maximum third
(CONTINUED)  See "Special service charges" in  party transfer or exchange
             "Charges and Expenses"            charge is $49 per occurrence.
                                               The maximum charge for check
                                               preparation is $9 per occurrence.

             See "Misstatement of age" in      We will not deduct interest for
             "More information"                any overpayments made by us due
                                               to a misstatement of age or sex.
                                               Any overpayments will be
                                               deducted from future payments.

             See "Transfers of ownership,      Benefits terminate upon any
             collateral assignments, loans     change of owner who is the
             and borrowing" in "More           measuring life, unless the
             information"                      change of ownership is due to a
                                               divorce where the spouse is
                                               awarded 100% of the account
                                               value and chooses to continue
                                               the contract in his or her name
                                               and meets the age requirements
                                               of the applicable benefit on the
                                               date the change in ownership
                                               occurs.
                                               Benefits do not terminate upon
                                               assignment.
                                               Your contract cannot be assigned
                                               to an institutional investor or
                                               settlement company, either
                                               directly or indirectly, nor may
                                               the ownership be changed to an
                                               institutional investor or
                                               settlement company.
--------------------------------------------------------------------------------

DELAWARE     See "Greater of" GMDB I under     The maximum charge for the
             "Guaranteed benefit charges" in   "Greater of" GMDB I death
             "Charges and expenses"            benefit is 1.65%.

             See "Greater of" GMDB II under    The maximum charge for the
             "Guaranteed benefit charges" in   "Greater of" GMDB II death
             "Charges and expenses"            benefit is 1.80%.
--------------------------------------------------------------------------------

FLORIDA      See "How you can purchase and     The second sentence in the third
             contribute to your contract" in   paragraph of this section
             "Contract features and benefits"  regarding the $2,500,000 limitation on contributions is
                                               deleted. The remainder of this
                                               section is unchanged.


             See "Credits" in "Contract        The following information
             features and benefits" (For       replaces the second bullet of
             Series CP(R) contracts only)      the final set of bullets in this
                                               section:
                                               .   You may annuitize your
                                                   contract after twelve
                                                   months, however, if you
                                                   elect to receive annuity
                                                   payments within five years
                                                   of the contract date, we
                                                   will recover the credit that
                                                   applies to any contribution
                                                   made in that five years. If
                                                   you start receiving annuity
                                                   payments after five years
                                                   from the contract date and
                                                   within three years of making
                                                   any contribution, we will
                                                   recover the credit that
                                                   applies to any contribution
                                                   made within the prior three
                                                   years.

             See "Your right to cancel within  If you reside in the state of
             a certain number of days" in      Florida and you are age 65 or
             "Contract features and benefits"  older at the time the contract is issued, you may cancel your
                                               variable annuity contract and
                                               return it to us within 21 days
                                               from the date that you receive
                                               it. You will receive an
                                               unconditional refund equal to
                                               the cash surrender value
                                               provided in the annuity
                                               contract, plus any fees or
                                               charges deducted from the
                                               contributions or imposed under
                                               the contract.

                                               If you reside in the state of
                                               Florida and you are age 64 or
                                               younger at the time the contract
                                               is issued, you may cancel your
                                               variable annuity contract and
                                               return it to us within 14 days
                                               from the date that you receive
                                               it. You will receive an
                                               unconditional refund equal to
                                               your contributions, including
                                               any contract fees or charges.

             See "Selecting an annuity payout  The following sentence replaces
             option" under "Your annuity       the first sentence of the second
             payout options" in "Accessing     paragraph in this section:
             your money"

                                               You can choose the date annuity
                                               payments begin but it may not be
                                               earlier than twelve months from
                                               the Accumulator(R) Series
                                               contract date.
--------------------------------------------------------------------------------

               APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

----------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------------
FLORIDA      See "Special service charges" in  The charge for a third-party
(CONTINUED)  "Charges and expenses"            transfer or exchange applies to
                                               any transfer or exchange of your
                                               contract, even if it is to
                                               another contract issued by AXA Equitable.


             See "Withdrawal charge" in        If you are age 65 or older at
             "Charges and expenses"            the time your contract is
                                               issued, the applicable
                                               withdrawal charge will not
                                               exceed 10% of the amount
                                               withdrawn.

             See "Misstatement of age" in      After the second contract date
             "More information"                anniversary, an optional
                                               Guaranteed minimum death benefit
                                               may not be revoked for
                                               misstatement of age.
             See "Transfers of ownership,      The second paragraph in this
             collateral assignments, loans     section is deleted in its
             and borrowing" in "More           entirety and replaced with the following:
             information"

                                               Any guaranteed benefit in effect
                                               will terminate in all
                                               circumstances if you change
                                               ownership of the contract.
                                               Please speak with your financial
                                               professional for further
                                               information.
----------------------------------------------------------------------------------------
NEW YORK     Earnings enhancement benefit      Not Available

             See "Greater of" GMDB in          The "Greater of" GMDB I and
             "Definitions of key terms", in    "Greater of" GMDB II are not
             "Guaranteed minimum death         available. All references to
             benefits" and throughout this     these benefits should be deleted
             Prospectus.                       in their entirety.

             See "Guaranteed interest option"  FOR SERIES CP(R) CONTRACTS ONLY:
             under "What are your investment   The Guaranteed interest option
             options under the contract?" in   is not available.
             "Contract features and benefits"

             See "Dollar cost averaging" in    FOR SERIES CP(R) CONTRACTS ONLY:
             "Contract features and            Investment Simplifier is not
             benefits"                         available.

             See "Guaranteed minimum income    The issue ages for owners who
             benefit" and "Guaranteed minimum  elect the Highest Anniversary
             death benefits" in                Value death benefit with a GMIB
             "Contract features and benefits"  are 25-80 for all Series except
                                               Series CP(R) (25-70). The issue
                                               ages for owners who elect the
                                               Highest Anniversary Value death
                                               benefit without a GMIB are 0-80
                                               for all Series except Series
                                               CP(R) (0-70). The issue ages for
                                               owners who elect the Return of
                                               Principal death benefit with a
                                               GMIB are 25-80 for all Series
                                               except Series CP(R) (25-70). The
                                               issue ages for owners who elect
                                               the Return of Principal death
                                               benefit without a GMIB are 0-80
                                               for all Series except Series
                                               CP(R) (0-70).

             See "Credits" in "Contract        FOR SERIES CP(R) CONTRACTS ONLY:
             features and benefits"
                                               If the owner (or older joint
                                               owner, if applicable) dies
                                               during the one-year period
                                               following our receipt of a
                                               contribution to which a credit
                                               was applied, we will recover all
                                               or a portion of the amount of
                                               such Credit from the account
                                               value, based on the number of
                                               full months that elapse between
                                               the time we receive the
                                               contribution and the owner's (or
                                               older joint owner's, if
                                               applicable) death, as follows:

                                                Number of  Percentage of
                                                 Months       Credit
                                                 ------       ------
                                                    1          100%
                                                    2           99%
                                                    3           98%
                                                    4           97%
                                                    5           96%
                                                    6           95%
                                                    7           94%
                                                    8           93%
-------------------------------------------------------------------------

               APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

----------------------------------------------------------------------------
 STATE   FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
----------------------------------------------------------------------------

NEW YORK                                                   Number of                       Percentage of
(CONTINUED)                                                 Months                            Credit
                                                            ------                            ------
                                                               9                                92%
                                                              10                                91%
                                                              11                                90%
                                                              12                                89%

                                                           We will not recover the credit on subsequent contributions made within 3 years prior to annuitization.

             See "The amount applied to purchase an        The amount applied to the annuity benefit is the greater of
             annuity payout option" in "Accessing your     the cash value or 95% of what the account value would be
             money"                                        if no withdrawal charge applied.

             See "Selecting an annuity payout option" in   FOR SERIES CP(R) CONTRACTS ONLY:
             "Accessing your money"
                                                           The earliest date annuity payments may begin is 13 months
                                                           from the issue date.

             See "Charges and expenses"                    Deductions of charges from the guaranteed interest
                                                           option are not permitted.

                                                           The charge for third-party transfer or exchange does not apply.

                                                           The check preparation charge does not apply.


  See "Disability, terminal         Item (i) is deleted and replaced
  illness, or confinement to a      with the following: An owner (or
  nursing home"                     older joint owner, if
                                    applicable) has qualified to
                                    receive Social Security
                                    disability benefits as certified
                                    by the Social Security
                                    Administration or meets the
                                    definition of a total disability
                                    as specified in the contract. To
                                    qualify, a re-certification
                                    statement from a physician will
                                    be required every 12 months from
                                    the date disability is
                                    determined.



              See "Transfers of ownership,   Collateral assignments are not
              collateral assignments, loans  limited to the period prior to
              and borrowing" in "More        the first contract date
              information"                   anniversary. You may assign all
                                             or a portion of your NQ contract
                                             at any time, pursuant to the
                                             terms described in this
                                             Prospectus.
------------------------------------------------------------------------------
NORTH DAKOTA  See "Your right to cancel      You may cancel your variable
              within a certain number of     annuity contract and return it
              days" in "Contract features    to us within 20 days from the
              and benefits"                  date you receive it. You will
                                             receive an unconditional refund
                                             equal to your contributions,
                                             including any contract fees or
                                             charges.

              See "Your beneficiary and      Amounts allocated to the
              payment of benefit" in         Guaranteed interest option will
              "Payment of death benefit"     continue to earn interest until
                                             the applicable death benefit is
                                             paid. This means that your death
                                             benefit (other than the
                                             applicable guaranteed minimum
                                             death benefit) will be increased
                                             by the amount of interest
                                             credited to any assets in the
                                             Guaranteed interest option up
                                             until the date on which we pay
                                             the death benefit.
------------------------------------------------------------------------------
PUERTO RICO   IRA and Roth IRA               Available for direct rollovers
                                             from U.S. source 401(a) plans
                                             and direct transfers from the
                                             same type of U.S. source IRAs

              Inherited IRA                  Available only under the
                                             beneficiary continuation option
                                             for currently issued NQ,
                                             traditional and Roth IRA
                                             contracts.

              QP (Defined Benefit) contracts Not Available


              See "Owner and annuitant       Contracts are not available for
              requirements" in "Contract     purchase by Charitable Remainder
              features and benefits"         Trusts.

              See "How you can purchase and  Specific requirements for
              contribute to your contract"   purchasing QP contracts in
              in "Contract features and      Puerto Rico are outlined below
              benefits" (For Series B,       in "Purchase considerations for
              Series CP(R) and Series L      QP (Defined Contribution)
              contracts only)                contracts in Puerto Rico".
------------------------------------------------------------------------------

                APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

-------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
PUERTO RICO  See "Exercise rules" under       Exercise restrictions for the
(CONTINUED)  "Guaranteed minimum income       GMIB on a Puerto Rico QPDC
             benefit ("GMIB")" in "Contract   contract are described below,
             features and benefits" (For      under "Purchase considerations
             Series B, Series CP(R) and       for QP (Defined Contribution)
             Series L contracts only)         contracts in Puerto Rico", and
                                              in your contract.

             See "Transfers of ownership,     Transfers of ownership of QP
             collateral assignments, loans    contracts are governed by Puerto
             and borrowing" in "More          Rico law. Please consult your
             information" (For Series B,      tax, legal or plan advisor if
             Series CP(R) and Series L        you intend to transfer ownership
             contracts only)                  of your contract.

             "Purchase considerations for QP  PURCHASE CONSIDERATIONS FOR QP
             (Defined Contribution)           (DEFINED CONTRIBUTION) CONTRACTS
             contracts in Puerto Rico" --     IN PUERTO RICO:
             this section replaces            Trustees who are considering the
             "Appendix III: Purchase          purchase of an Accumulator(R)
             considerations for QP            Series QP contract in Puerto
             contracts" in your Prospectus.   Rico should discuss with their
                                              tax, legal and plan advisors
                                              whether this is an appropriate
                                              investment vehicle for the
                                              employer's plan. Trustees should
                                              consider whether the plan
                                              provisions permit the investment
                                              of plan assets in the QP
                                              contract, the GMIB and other
                                              guaranteed benefits, and the
                                              payment of death benefits in
                                              accordance with the requirements
                                              of Puerto Rico income tax rules.
                                              The QP contract and this
                                              Prospectus should be reviewed in
                                              full, and the following factors,
                                              among others, should be noted.

                                              LIMITS ON CONTRACT OWNERSHIP:
                                              .   The QP contract is offered
                                                  only as a funding vehicle to
                                                  qualified plan trusts of
                                                  single participant defined
                                                  contribution plans that are
                                                  tax-qualified under Puerto
                                                  Rico law, not United States
                                                  law. The contract is not
                                                  available to US qualified
                                                  plans or to defined benefit
                                                  plans qualifying under
                                                  Puerto Rico law.

                                              .   The QP contract owner is the
                                                  qualified plan trust. The
                                                  annuitant under the contract
                                                  is the self-employed Puerto
                                                  Rico resident, who is the
                                                  sole plan participant.

                                              .   This product should not be
                                                  purchased if the
                                                  self-employed individual
                                                  anticipates having
                                                  additional employees become
                                                  eligible for the plan. We
                                                  will not allow additional
                                                  contracts to be issued for
                                                  participants other than the
                                                  original business owner.

                                              .   If the business that
                                                  sponsors the plan adds
                                                  another employee, no further
                                                  contributions may be made to
                                                  the contract. If the
                                                  employer moves the funds to
                                                  another funding vehicle that
                                                  can accommodate more than
                                                  one employee, this move
                                                  could result in surrender
                                                  charges, if applicable, and
                                                  the loss of guaranteed
                                                  benefits in the contract.


                                              LIMITS ON CONTRIBUTIONS:
                                              .   All contributions must be
                                                  direct transfers from other
                                                  investments within an
                                                  existing qualified plan
                                                  trust.

                                              .   Employer payroll
                                                  contributions are not
                                                  accepted.

                                              .   Only one additional transfer
                                                  contribution may be made per
                                                  contract year.

                                              .   Checks written on accounts
                                                  held in the name of the
                                                  employer instead of the plan
                                                  or the trustee will not be
                                                  accepted.

                                              .   As mentioned above, if a new
                                                  employee becomes eligible
                                                  for the plan, the trustee
                                                  will not be permitted to
                                                  make any further
                                                  contributions to the
                                                  contract established for the
                                                  original business owner.
-------------------------------------------------------------------------------

               APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

-------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
PUERTO RICO                                   LIMITS ON PAYMENTS:
(CONTINUED)                                   .   Loans are not available
                                                  under the contract.

                                              .   All payments are made to the
                                                  plan trust as owner, even
                                                  though the plan
                                                  participant/annuitant is the
                                                  ultimate recipient of the
                                                  benefit payment.

                                              .   AXA Equitable does no tax
                                                  reporting or withholding of
                                                  any kind. The plan
                                                  administrator or trustee
                                                  will be solely responsible
                                                  for performing or providing
                                                  for all such services.

                                              .   AXA Equitable does not offer
                                                  contracts that qualify as
                                                  IRAs under Puerto Rico law.
                                                  The plan trust will exercise
                                                  the GMIB and must continue
                                                  to hold the supplementary
                                                  contract for the duration of
                                                  the GMIB payments.

                                              PLAN TERMINATION:
                                              .   If the plan participant
                                                  terminates the business, and
                                                  as a result wishes to
                                                  terminate the plan, the
                                                  trust would have to be kept
                                                  in existence to receive
                                                  payments. This could create
                                                  expenses for the plan.

                                              .   If the plan participant
                                                  terminates the plan and the
                                                  trust is dissolved, or if
                                                  the plan trustee (which may
                                                  or may not be the same as
                                                  the plan participant) is
                                                  unwilling to accept payment
                                                  to the plan trust for any
                                                  reason, AXA Equitable would
                                                  have to change the contract
                                                  from a Puerto Rico QP to NQ
                                                  in order to make payments to
                                                  the individual as the new
                                                  owner. Depending on when
                                                  this occurs, it could be a
                                                  taxable distribution from
                                                  the plan, with a potential
                                                  tax of the entire account
                                                  value of the contract.
                                                  Puerto Rico income tax
                                                  withholding and reporting by
                                                  the plan trustee could apply
                                                  to the distribution
                                                  transaction.

                                              .   If the plan trust is
                                                  receiving GMIB payments and
                                                  the trust is subsequently
                                                  terminated, transforming the
                                                  contract into an
                                                  individually owned NQ
                                                  contract, the trustee would
                                                  be responsible for the
                                                  applicable Puerto Rico
                                                  income tax withholding and
                                                  reporting on the present
                                                  value of the remaining
                                                  annuity payment stream.

                                              .   AXA Equitable is a U.S.
                                                  insurance company, therefore
                                                  distributions under the NQ
                                                  contract could be subject to
                                                  United States taxation and
                                                  withholding on a "taxable
                                                  amount not determined" basis.

             Tax Information -- "Special      Income from NQ contracts we
             rules for NQ contracts"          issue is U.S. source. A Puerto
                                              Rico resident is subject to U.S.
                                              taxation on such U.S. source
                                              income. Only Puerto Rico source
                                              income of Puerto Rico residents
                                              is excludable from U.S.
                                              taxation. Income from NQ
                                              contracts is also subject to
                                              Puerto Rico tax. The calculation
                                              of the taxable portion of
                                              amounts distributed from a
                                              contract may differ in the two
                                              jurisdictions. Therefore, you
                                              might have to file both U.S. and
                                              Puerto Rico tax returns, showing
                                              different amounts of income from
                                              the contract for each tax
                                              return. Puerto Rico generally
                                              provides a credit against Puerto
                                              Rico tax for U.S. tax paid.
                                              Depending on your personal
                                              situation and the timing of the
                                              different tax liabilities, you
                                              may not be able to take full
                                              advantage of this credit.
-------------------------------------------------------------------------------
TEXAS        See "Your right to cancel        If you reside in the state of
             within a certain number of       Texas, you may cancel your
             days" in "Contract features and  variable annuity contract and
             benefits"                        return it to us within 15 days
                                              from the date you received it.
                                              Your refund will equal your
                                              account value under the contract
                                              on the day we receive
                                              notification to cancel the
                                              contract.
-------------------------------------------------------------------------------

                APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Unit Values                                                   2

Custodian and Independent Registered Public Accounting Firm   2

Distribution of the Contracts                                 2

Financial Statements                                          2

HOW TO OBTAIN AN ACCUMULATOR(R) SERIES STATEMENT OF ADDITIONAL INFORMATION FOR
SEPARATE ACCOUNT NO. 70

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me an Accumulator(R) Series SAI for SEPARATE ACCOUNT NO. 70
dated May 1, 2013.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip


                                                            Accumulator(R) 13.0

AXA Equitable Life Insurance Company


PROSPECTUS SUPPLEMENT DATED MAY 1, 2013 FOR ACCUMULATOR(R) SERIES


--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced prospectuses, supplements to prospectuses and statements of additional information, (together the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The prospectuses and statements of additional information are hereby incorporated by reference, respectively. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The following information supplements the information in your prospectus that describes how we process your initial contribution. In "Contract features and benefits" under "How you can make your contributions," the third paragraph is deleted in its entirety and replaced with the following:

Chase Investment Services, the selling broker-dealer that your financial professional is affiliated with, has directed us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while Chase Investment Services ensures your application is complete and that suitability standards are met. If Chase Investment Services does not submit your application to us within ten business days from the date we received your initial contribution, we will return it to Chase Investment Services on your behalf. If Chase Investment Services does submit your application to us within ten business days, we will transfer your contribution into our non-interest bearing suspense account so that we can consider your application for processing.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than Chase Investment Services, this supplement does not apply to you.




   Copyright 2013 AXA Equitable Life Insurance Company. All rights reserved.


      AXA Equitable variable annuities are distributed by its affiliates,
                 AXA Advisors, LLC and AXA Distributors, LLC,
               1290 Avenue of the Americas, New York, NY 10104.

                     AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                 212-554-1234


                   IM-10-08 (5/13)
                   Chase Only - NB                       CAT. NO. 143836 (5/13)
                   Accum 11.0 and 13.0 Series                           #416991

The Accumulator(R) Series 13.0

A combination variable and fixed deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2013


AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104

--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Accumulator(R) Series 13.0 Prospectus, dated May 1, 2013. That Prospectus provides detailed information concerning the contracts and the variable investment options, the fixed maturity options and the guaranteed interest option that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 70. Definitions of special terms used in the SAI are found in the Prospectus.


A copy of the Prospectus is available free of charge by writing the processing office (Retirement Service Solutions -- Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your financial professional.

        TABLE OF CONTENTS

        Who is AXA Equitable?                                        2

        Unit Values                                                  2

        Custodian and Independent Registered Public Accounting Firm  2

        Distribution of the Contracts                                2

        Financial statements                                         2




             Copyright 2013 AXA Equitable Life Insurance Company.

    All rights reserved. Accumulator(R) is a registered service mark of AXA
                       Equitable Life Insurance Company.


                                                            Accumulator(R) 13.0
                                                                        #466100

WHO IS AXA EQUITABLE?


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Accumulator(R) Series.

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                                   a
                                   ----      --c
                               (   b   )

where:

(a)is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b)is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)is the daily operations charge, administrative charge and distribution charge relating to the contracts, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 1.70%. Your contract charges may be less.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 70.


The financial statement of Separate Account at December 31, 2012 and the consolidated financial statements of AXA Equitable at December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS


Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account
No. 70, AXA Equitable paid AXA Distributors, LLC, distribution fees of $575,594,540 in 2012, $562,732,447 in 2011, and $399,625,078 in 2010, as the
distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 70. Of these amounts, for each of these three years, AXA Distributors, LLC retained $16,167,554, $15,092,209, and $10,963,063, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 70, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2012, 2011 and 2010. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 70, $630,130,187 in 2012, $529,410,549 in 2011 and
$576,147,169 in 2010. Of these amounts, AXA Advisors retained $371,036,017, $268,084,019 and $364,376,758, respectively.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.


The financial statement of Separate Account No. 70 list variable investment options not currently offered under this contract.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............  F-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2012............  F-3
   Statements of Operations for the Period Ended December 31, 2012.... F-30
   Statements of Changes in Net Assets for the Period Ended
     December 31, 2012................................................ F-48
   Notes to Financial Statements...................................... F-66

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm................. F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2012 and 2011.............. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2012, 2011 and 2010................................................ F-3
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2012, 2011 and 2010................................... F-4
   Consolidated Statements of Equity, Years Ended December 31, 2012,
     2011 and 2010...................................................... F-5
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2012, 2011 and 2010................................................ F-6
   Notes to Consolidated Financial Statements........................... F-8


                                   F-1  413207

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 70 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account No. 70 of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 22, 2013

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

                                                        7TWELVE                  ALLIANCEBERNSTEIN VPS ALLIANCEBERNSTEIN VPS
                                                       BALANCED     ALL ASSET       BALANCED WEALTH    INTERNATIONAL GROWTH
                                                       PORTFOLIO  GROWTH-ALT 20* STRATEGY PORTFOLIO**       PORTFOLIO**
                                                      ----------- -------------- --------------------- ---------------------
ASSETS:
Investments in shares of The Trusts, at fair value... $18,028,333    $975,820         $1,407,455             $569,727
Receivable for The Trusts shares sold................          --         120                164                   --
Receivable for policy-related transactions...........      60,546          --                 --                8,715
                                                      -----------    --------         ----------             --------
   Total assets......................................  18,088,879     975,940          1,407,619              578,442
                                                      -----------    --------         ----------             --------

LIABILITIES:
Payable for The Trusts shares purchased..............      60,546          --                 --                8,715
Payable for policy-related transactions..............          --         120                164                   --
                                                      -----------    --------         ----------             --------
   Total liabilities.................................      60,546         120                164                8,715
                                                      -----------    --------         ----------             --------
NET ASSETS........................................... $18,028,333    $975,820         $1,407,455             $569,727
                                                      ===========    ========         ==========             ========

NET ASSETS:
Accumulation Unit Value.............................. $18,028,198    $975,759         $1,407,108             $569,649
Retained by AXA Equitable in Separate Account No. 70.         135          61                347                   78
                                                      -----------    --------         ----------             --------
TOTAL NET ASSETS..................................... $18,028,333    $975,820         $1,407,455             $569,727
                                                      ===========    ========         ==========             ========

Investments in shares of The Trusts, at cost......... $17,585,516    $962,992         $1,355,813             $537,597
The Trusts shares held
   Class A...........................................          --      52,972                 --                   --
   Class B...........................................          --          --            117,190               33,592
   Class II..........................................          --          --                 --                   --
   Common Shares.....................................   1,705,613          --                 --                   --

                                                      AMERICAN CENTURY
                                                         VP MID CAP    AXA AGGRESSIVE
                                                         VALUE FUND     ALLOCATION*
                                                      ---------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $2,553,645      $2,280,492
Receivable for The Trusts shares sold................            --              --
Receivable for policy-related transactions...........        15,399          26,774
                                                         ----------      ----------
   Total assets......................................     2,569,044       2,307,266
                                                         ----------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............        15,399          26,680
Payable for policy-related transactions..............            --              --
                                                         ----------      ----------
   Total liabilities.................................        15,399          26,680
                                                         ----------      ----------
NET ASSETS...........................................    $2,553,645      $2,280,586
                                                         ==========      ==========

NET ASSETS:
Accumulation Unit Value..............................    $2,553,645      $2,280,586
Retained by AXA Equitable in Separate Account No. 70.            --              --
                                                         ----------      ----------
TOTAL NET ASSETS.....................................    $2,553,645      $2,280,586
                                                         ==========      ==========

Investments in shares of The Trusts, at cost.........    $2,454,192      $2,278,831
The Trusts shares held
   Class A...........................................            --         229,386
   Class B...........................................            --              --
   Class II..........................................       175,027              --
   Common Shares.....................................            --              --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
** Denotes Variable Investment Options that invest in shares of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE AXA CONSERVATIVE  AXA GROWTH
                                                        STRATEGY*     STRATEGY*   GROWTH STRATEGY*    STRATEGY*      STRATEGY*
                                                      -------------- ------------ ---------------- ---------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $123,917,258  $171,809,603   $114,080,923     $75,438,899    $162,472,374
Receivable for policy-related transactions...........     1,211,485     1,549,332      1,299,417         757,051       1,537,786
                                                       ------------  ------------   ------------     -----------    ------------
   Total assets......................................   125,128,743   173,358,935    115,380,340      76,195,950     164,010,160
                                                       ------------  ------------   ------------     -----------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............     1,211,485     1,549,332      1,299,417         757,051       1,537,786
                                                       ------------  ------------   ------------     -----------    ------------
   Total liabilities.................................     1,211,485     1,549,332      1,299,417         757,051       1,537,786
                                                       ------------  ------------   ------------     -----------    ------------
NET ASSETS...........................................  $123,917,258  $171,809,603   $114,080,923     $75,438,899    $162,472,374
                                                       ============  ============   ============     ===========    ============

NET ASSETS:
Accumulation Unit Value..............................  $123,880,153  $171,809,029   $114,078,110     $75,437,328    $162,470,967
Retained by AXA Equitable in Separate Account No. 70.        37,105           574          2,813           1,571           1,407
                                                       ------------  ------------   ------------     -----------    ------------
TOTAL NET ASSETS.....................................  $123,917,258  $171,809,603   $114,080,923     $75,438,899    $162,472,374
                                                       ============  ============   ============     ===========    ============

Investments in shares of The Trusts, at cost.........  $121,595,762  $170,084,654   $113,234,050     $75,409,421    $159,796,507
The Trusts shares held
   Class A...........................................            --            --             --              --              --
   Class B...........................................    11,916,960    13,679,672      9,326,177       6,621,087      12,111,401

                                                      AXA MODERATE
                                                      ALLOCATION*
                                                      ------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $7,625,864
Receivable for policy-related transactions...........     169,851
                                                       ----------
   Total assets......................................   7,795,715
                                                       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............     169,851
                                                       ----------
   Total liabilities.................................     169,851
                                                       ----------
NET ASSETS...........................................  $7,625,864
                                                       ==========

NET ASSETS:
Accumulation Unit Value..............................  $7,625,549
Retained by AXA Equitable in Separate Account No. 70.         315
                                                       ----------
TOTAL NET ASSETS.....................................  $7,625,864
                                                       ==========

Investments in shares of The Trusts, at cost.........  $7,530,259
The Trusts shares held
   Class A...........................................     567,054
   Class B...........................................          --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                         BLACKROCK
                                                                                          AXA ULTRA       GLOBAL
                                                        AXA MODERATE   AXA MODERATE-PLUS CONSERVATIVE ALLOCATION V.I.
                                                      GROWTH STRATEGY*    ALLOCATION*     STRATEGY*        FUND
                                                      ---------------- ----------------- ------------ ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $312,068,523      $4,611,005        $1,625      $7,677,564
Receivable for policy-related transactions...........      2,139,167          77,112            --         108,492
                                                        ------------      ----------        ------      ----------
   Total assets......................................    314,207,690       4,688,117         1,625       7,786,056
                                                        ------------      ----------        ------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............      2,139,167          77,112            --         108,278
                                                        ------------      ----------        ------      ----------
   Total liabilities.................................      2,139,167          77,112            --         108,278
                                                        ------------      ----------        ------      ----------
NET ASSETS...........................................   $312,068,523      $4,611,005        $1,625      $7,677,778
                                                        ============      ==========        ======      ==========

NET ASSETS:
Accumulation Unit Value..............................   $312,065,550      $4,610,575        $1,525      $7,677,778
Retained by AXA Equitable in Separate Account No. 70.          2,973             430           100              --
                                                        ------------      ----------        ------      ----------
TOTAL NET ASSETS.....................................   $312,068,523      $4,611,005        $1,625      $7,677,778
                                                        ============      ==========        ======      ==========

Investments in shares of The Trusts, at cost.........   $307,363,696      $4,534,532        $1,629      $7,575,423
The Trusts shares held
   Class A...........................................             --         448,889            --              --
   Class B...........................................     23,539,124              --           162              --
   Class III.........................................             --              --            --         535,395

                                                      BLACKROCK LARGE EQ/ALLIANCEBERNSTEIN
                                                      CAP GROWTH V.I.    DYNAMIC WEALTH
                                                           FUND           STRATEGIES*
                                                      --------------- --------------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $1,176,389        $219,098,497
Receivable for policy-related transactions...........       28,772           1,729,596
                                                        ----------        ------------
   Total assets......................................    1,205,161         220,828,093
                                                        ----------        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............       26,156           1,733,033
                                                        ----------        ------------
   Total liabilities.................................       26,156           1,733,033
                                                        ----------        ------------
NET ASSETS...........................................   $1,179,005        $219,095,060
                                                        ==========        ============

NET ASSETS:
Accumulation Unit Value..............................   $1,179,005        $219,066,630
Retained by AXA Equitable in Separate Account No. 70.           --              28,430
                                                        ----------        ------------
TOTAL NET ASSETS.....................................   $1,179,005        $219,095,060
                                                        ==========        ============

Investments in shares of The Trusts, at cost.........   $1,266,614        $215,063,604
The Trusts shares held
   Class A...........................................           --                  --
   Class B...........................................           --          21,320,286
   Class III.........................................      102,384                  --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                           EQ/AXA FRANKLIN EQ/BLACKROCK    EQ/BOSTON
                                                      EQ/ALLIANCEBERNSTEIN SMALL CAP VALUE BASIC VALUE  ADVISORS EQUITY
                                                       SMALL CAP GROWTH*        CORE*        EQUITY*        INCOME*
                                                      -------------------- --------------- ------------ ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...      $2,377,187         $361,713      $7,070,602    $3,057,324
Receivable for policy-related transactions...........          34,161            3,481         199,191        24,846
                                                           ----------         --------      ----------    ----------
   Total assets......................................       2,411,348          365,194       7,269,793     3,082,170
                                                           ----------         --------      ----------    ----------

LIABILITIES:
Payable for The Trusts shares purchased..............          34,161            3,481         199,191        24,826
                                                           ----------         --------      ----------    ----------
   Total liabilities.................................          34,161            3,481         199,191        24,826
                                                           ----------         --------      ----------    ----------
NET ASSETS...........................................      $2,377,187         $361,713      $7,070,602    $3,057,344
                                                           ==========         ========      ==========    ==========

NET ASSETS:
Accumulation Unit Value..............................      $2,377,179         $361,626      $7,070,181    $3,057,344
Retained by AXA Equitable in Separate Account No. 70.               8               87             421            --
                                                           ----------         --------      ----------    ----------
TOTAL NET ASSETS.....................................      $2,377,187         $361,713      $7,070,602    $3,057,344
                                                           ==========         ========      ==========    ==========

Investments in shares of The Trusts, at cost.........      $2,417,467         $342,510      $6,888,748    $3,038,314
The Trusts shares held
   Class A...........................................         139,346           33,801         484,214       521,834

                                                      EQ/CAPITAL
                                                       GUARDIAN  EQ/COMMON STOCK
                                                      RESEARCH*      INDEX*
                                                      ---------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $472,255     $889,843
Receivable for policy-related transactions...........     3,382       12,493
                                                       --------     --------
   Total assets......................................   475,637      902,336
                                                       --------     --------

LIABILITIES:
Payable for The Trusts shares purchased..............     3,382       12,493
                                                       --------     --------
   Total liabilities.................................     3,382       12,493
                                                       --------     --------
NET ASSETS...........................................  $472,255     $889,843
                                                       ========     ========

NET ASSETS:
Accumulation Unit Value..............................  $472,173     $889,777
Retained by AXA Equitable in Separate Account No. 70.        82           66
                                                       --------     --------
TOTAL NET ASSETS.....................................  $472,255     $889,843
                                                       ========     ========

Investments in shares of The Trusts, at cost.........  $459,440     $869,687
The Trusts shares held
   Class A...........................................    32,390       49,071

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                                    EQ/FRANKLIN
                                                      EQ/CORE BOND EQ/DAVIS NEW YORK EQ/EQUITY 500 EQ/FRANKLIN CORE  TEMPLETON
                                                         INDEX*        VENTURE*         INDEX*        BALANCED*     ALLOCATION*
                                                      ------------ ----------------- ------------- ---------------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value...  $3,059,635     $1,413,207      $6,257,668       $396,701      $354,538
Receivable for The Trusts shares sold................          --             --              --             44            27
Receivable for policy-related transactions...........      31,406          3,334          96,099             --            --
                                                       ----------     ----------      ----------       --------      --------
   Total assets......................................   3,091,041      1,416,541       6,353,767        396,745       354,565
                                                       ----------     ----------      ----------       --------      --------

LIABILITIES:
Payable for The Trusts shares purchased..............      31,406          3,334          96,099             --            --
Payable for policy-related transactions..............          --             --              --             29            27
                                                       ----------     ----------      ----------       --------      --------
   Total liabilities.................................      31,406          3,334          96,099             29            27
                                                       ----------     ----------      ----------       --------      --------
NET ASSETS...........................................  $3,059,635     $1,413,207      $6,257,668       $396,716      $354,538
                                                       ==========     ==========      ==========       ========      ========

NET ASSETS:
Accumulation Unit Value..............................  $3,059,553     $1,413,162      $6,257,211       $396,716      $354,452
Retained by AXA Equitable in Separate Account No. 70.          82             45             457             --            86
                                                       ----------     ----------      ----------       --------      --------
TOTAL NET ASSETS.....................................  $3,059,635     $1,413,207      $6,257,668       $396,716      $354,538
                                                       ==========     ==========      ==========       ========      ========

Investments in shares of The Trusts, at cost.........  $3,084,440     $1,388,834      $6,206,965       $402,790      $350,381
The Trusts shares held
   Class A...........................................          --        137,689         252,058         44,488        43,088
   Class B...........................................     300,990             --              --             --            --

                                                        EQ/GAMCO
                                                       MERGERS AND
                                                      ACQUISITIONS*
                                                      -------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $631,949
Receivable for The Trusts shares sold................         --
Receivable for policy-related transactions...........        228
                                                        --------
   Total assets......................................    632,177
                                                        --------

LIABILITIES:
Payable for The Trusts shares purchased..............        228
Payable for policy-related transactions..............         --
                                                        --------
   Total liabilities.................................        228
                                                        --------
NET ASSETS...........................................   $631,949
                                                        ========

NET ASSETS:
Accumulation Unit Value..............................   $631,774
Retained by AXA Equitable in Separate Account No. 70.        175
                                                        --------
TOTAL NET ASSETS.....................................   $631,949
                                                        ========

Investments in shares of The Trusts, at cost.........   $628,355
The Trusts shares held
   Class A...........................................     50,335
   Class B...........................................         --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                     EQ/INTERMEDIATE
                                                      EQ/GAMCO SMALL EQ/GLOBAL BOND EQ/GLOBAL MULTI-   GOVERNMENT
                                                      COMPANY VALUE*     PLUS*       SECTOR EQUITY*       BOND*
                                                      -------------- -------------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $11,929,976      $847,452        $587,218       $1,789,675
Receivable for The Trusts shares sold................           --            --              --               --
Receivable for policy-related transactions...........      144,877         2,153             210            2,160
                                                       -----------      --------        --------       ----------
   Total assets......................................   12,074,853       849,605         587,428        1,791,835
                                                       -----------      --------        --------       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............      144,877         2,153             210            2,160
Payable for policy-related transactions..............           --            --              --               --
                                                       -----------      --------        --------       ----------
   Total liabilities.................................      144,877         2,153             210            2,160
                                                       -----------      --------        --------       ----------
NET ASSETS...........................................  $11,929,976      $847,452        $587,218       $1,789,675
                                                       ===========      ========        ========       ==========

NET ASSETS:
Accumulation Unit Value..............................  $11,929,719      $847,284        $587,141       $1,789,545
Retained by AXA Equitable in Separate Account No. 70.          257           168              77              130
                                                       -----------      --------        --------       ----------
TOTAL NET ASSETS.....................................  $11,929,976      $847,452        $587,218       $1,789,675
                                                       ===========      ========        ========       ==========

Investments in shares of The Trusts, at cost.........  $11,468,785      $872,343        $556,006       $1,799,283
The Trusts shares held
   Class A...........................................      282,615        85,814          47,407               --
   Class B...........................................           --            --              --          173,151

                                                      EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                         CORE PLUS*     EQUITY INDEX*
                                                      ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $329,374         $739,531
Receivable for The Trusts shares sold................           --              228
Receivable for policy-related transactions...........          222               --
                                                          --------         --------
   Total assets......................................      329,596          739,759
                                                          --------         --------

LIABILITIES:
Payable for The Trusts shares purchased..............          222               --
Payable for policy-related transactions..............           --              228
                                                          --------         --------
   Total liabilities.................................          222              228
                                                          --------         --------
NET ASSETS...........................................     $329,374         $739,531
                                                          ========         ========

NET ASSETS:
Accumulation Unit Value..............................     $329,286         $739,360
Retained by AXA Equitable in Separate Account No. 70.           88              171
                                                          --------         --------
TOTAL NET ASSETS.....................................     $329,374         $739,531
                                                          ========         ========

Investments in shares of The Trusts, at cost.........     $310,041         $691,202
The Trusts shares held
   Class A...........................................       37,218           89,748
   Class B...........................................           --               --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                                                         EQ/JPMORGAN
                                                      EQ/INTERNATIONAL EQ/INTERNATIONAL     VALUE      EQ/LARGE CAP  EQ/LARGE CAP
                                                            ETF*         VALUE PLUS*    OPPORTUNITIES* GROWTH INDEX* GROWTH PLUS*
                                                      ---------------- ---------------- -------------- ------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $556,957         $106,557        $743,249     $1,851,145     $138,809
Receivable for The Trusts shares sold................           --               12              --             --           --
Receivable for policy-related transactions...........       64,962               --           3,119          4,315          692
                                                          --------         --------        --------     ----------     --------
   Total assets......................................      621,919          106,569         746,368      1,855,460      139,501
                                                          --------         --------        --------     ----------     --------

LIABILITIES:
Payable for The Trusts shares purchased..............       64,940               --           3,119          4,315          692
Payable for policy-related transactions..............           --               12              --             --           --
                                                          --------         --------        --------     ----------     --------
   Total liabilities.................................       64,940               12           3,119          4,315          692
                                                          --------         --------        --------     ----------     --------
NET ASSETS...........................................     $556,979         $106,557        $743,249     $1,851,145     $138,809
                                                          ========         ========        ========     ==========     ========

NET ASSETS:
Accumulation Unit Value..............................     $556,979         $106,461        $743,177     $1,851,017     $138,714
Retained by AXA Equitable in Separate Account No. 70.           --               96              72            128           95
                                                          --------         --------        --------     ----------     --------
TOTAL NET ASSETS.....................................     $556,979         $106,557        $743,249     $1,851,145     $138,809
                                                          ========         ========        ========     ==========     ========

Investments in shares of The Trusts, at cost.........     $544,981         $100,018        $710,638     $1,839,711     $138,312
The Trusts shares held
   Class A...........................................       87,529            9,639          70,670        184,441        7,520

                                                      EQ/LARGE CAP
                                                      VALUE INDEX*
                                                      ------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $1,738,395
Receivable for The Trusts shares sold................          --
Receivable for policy-related transactions...........       2,194
                                                       ----------
   Total assets......................................   1,740,589
                                                       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............       2,194
Payable for policy-related transactions..............          --
                                                       ----------
   Total liabilities.................................       2,194
                                                       ----------
NET ASSETS...........................................  $1,738,395
                                                       ==========

NET ASSETS:
Accumulation Unit Value..............................  $1,738,368
Retained by AXA Equitable in Separate Account No. 70.          27
                                                       ----------
TOTAL NET ASSETS.....................................  $1,738,395
                                                       ==========

Investments in shares of The Trusts, at cost.........  $1,728,883
The Trusts shares held
   Class A...........................................     294,109

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                                      EQ/MFS
                                                      EQ/LARGE CAP INTERNATIONAL                   EQ/MID CAP VALUE
                                                      VALUE PLUS*     GROWTH*    EQ/MID CAP INDEX*      PLUS*
                                                      ------------ ------------- ----------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $188,187    $1,928,777      $2,219,589         $193,824
Receivable for The Trusts shares sold................         --            --              --               --
Receivable for policy-related transactions...........      2,491         6,104         124,513              185
                                                        --------    ----------      ----------         --------
   Total assets......................................    190,678     1,934,881       2,344,102          194,009
                                                        --------    ----------      ----------         --------

LIABILITIES:
Payable for The Trusts shares purchased..............      2,491         6,104         124,513              185
Payable for policy-related transactions..............         --            --              --               --
                                                        --------    ----------      ----------         --------
   Total liabilities.................................      2,491         6,104         124,513              185
                                                        --------    ----------      ----------         --------
NET ASSETS...........................................   $188,187    $1,928,777      $2,219,589         $193,824
                                                        ========    ==========      ==========         ========

NET ASSETS:
Accumulation Unit Value..............................   $188,093    $1,928,753      $2,219,474         $193,731
Retained by AXA Equitable in Separate Account No. 70.         94            24             115               93
                                                        --------    ----------      ----------         --------
TOTAL NET ASSETS.....................................   $188,187    $1,928,777      $2,219,589         $193,824
                                                        ========    ==========      ==========         ========

Investments in shares of The Trusts, at cost.........   $183,809    $1,833,563      $2,135,316         $186,451
The Trusts shares held
   Class A...........................................     17,273       291,548         234,494           18,360

                                                                       EQ/MONTAG &
                                                                        CALDWELL
                                                      EQ/MONEY MARKET*   GROWTH*
                                                      ---------------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value...   $30,996,298    $1,018,834
Receivable for The Trusts shares sold................        67,246            --
Receivable for policy-related transactions...........            --            64
                                                        -----------    ----------
   Total assets......................................    31,063,544     1,018,898
                                                        -----------    ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --            64
Payable for policy-related transactions..............        67,246            --
                                                        -----------    ----------
   Total liabilities.................................        67,246            64
                                                        -----------    ----------
NET ASSETS...........................................   $30,996,298    $1,018,834
                                                        ===========    ==========

NET ASSETS:
Accumulation Unit Value..............................   $30,994,554    $1,018,773
Retained by AXA Equitable in Separate Account No. 70.         1,744            61
                                                        -----------    ----------
TOTAL NET ASSETS.....................................   $30,996,298    $1,018,834
                                                        ===========    ==========

Investments in shares of The Trusts, at cost.........   $30,996,191    $1,014,061
The Trusts shares held
   Class A...........................................    30,980,360       146,051

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                         EQ/MORGAN
                                                      STANLEY MID CAP EQ/MUTUAL LARGE EQ/OPPENHEIMER EQ/PIMCO ULTRA
                                                          GROWTH*       CAP EQUITY*      GLOBAL*      SHORT BOND*
                                                      --------------- --------------- -------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $3,559,272        $49,385       $1,320,597     $3,738,934
Receivable for The Trusts shares sold................           --              6               --             --
Receivable for policy-related transactions...........       23,568             --           40,913        105,958
                                                        ----------        -------       ----------     ----------
   Total assets......................................    3,582,840         49,391        1,361,510      3,844,892
                                                        ----------        -------       ----------     ----------

LIABILITIES:
Payable for The Trusts shares purchased..............       23,568             --           40,913        105,958
Payable for policy-related transactions..............           --              6               --             --
                                                        ----------        -------       ----------     ----------
   Total liabilities.................................       23,568              6           40,913        105,958
                                                        ----------        -------       ----------     ----------
NET ASSETS...........................................   $3,559,272        $49,385       $1,320,597     $3,738,934
                                                        ==========        =======       ==========     ==========

NET ASSETS:
Accumulation Unit Value..............................   $3,558,705        $49,286       $1,320,548     $3,738,393
Retained by AXA Equitable in Separate Account No. 70.          567             99               49            541
                                                        ----------        -------       ----------     ----------
TOTAL NET ASSETS.....................................   $3,559,272        $49,385       $1,320,597     $3,738,934
                                                        ==========        =======       ==========     ==========

Investments in shares of The Trusts, at cost.........   $3,501,867        $49,152       $1,226,063     $3,750,987
The Trusts shares held
   Class A...........................................      227,531          5,256          115,576        375,147

                                                      EQ/SMALL COMPANY EQ/T. ROWE PRICE
                                                           INDEX*       GROWTH STOCK*
                                                      ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $2,353,594       $5,584,688
Receivable for The Trusts shares sold................            --               --
Receivable for policy-related transactions...........        79,471           47,586
                                                         ----------       ----------
   Total assets......................................     2,433,065        5,632,274
                                                         ----------       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............        79,471           47,586
Payable for policy-related transactions..............            --               --
                                                         ----------       ----------
   Total liabilities.................................        79,471           47,586
                                                         ----------       ----------
NET ASSETS...........................................    $2,353,594       $5,584,688
                                                         ==========       ==========

NET ASSETS:
Accumulation Unit Value..............................    $2,353,507       $5,584,199
Retained by AXA Equitable in Separate Account No. 70.            87              489
                                                         ----------       ----------
TOTAL NET ASSETS.....................................    $2,353,594       $5,584,688
                                                         ==========       ==========

Investments in shares of The Trusts, at cost.........    $2,438,931       $5,463,391
The Trusts shares held
   Class A...........................................       242,381          230,410

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                                                                  FIDELITY(R) VIP
                                                       EQ/TEMPLETON  EQ/VAN KAMPEN EQ/WELLS FARGO  CONTRAFUND(R)
                                                      GLOBAL EQUITY*   COMSTOCK*   OMEGA GROWTH*     PORTFOLIO
                                                      -------------- ------------- -------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $564,512      $472,467      $7,971,886     $7,870,092
Receivable for policy-related transactions...........      17,495            98          84,599        206,123
                                                         --------      --------      ----------     ----------
   Total assets......................................     582,007       472,565       8,056,485      8,076,215
                                                         --------      --------      ----------     ----------

LIABILITIES:
Payable for The Trusts shares purchased..............      17,495            98          84,599        206,123
                                                         --------      --------      ----------     ----------
   Total liabilities.................................      17,495            98          84,599        206,123
                                                         --------      --------      ----------     ----------
NET ASSETS...........................................    $564,512      $472,467      $7,971,886     $7,870,092
                                                         ========      ========      ==========     ==========

NET ASSETS:
Accumulation Unit Value..............................    $564,433      $472,386      $7,971,489     $7,869,697
Retained by AXA Equitable in Separate Account No. 70.          79            81             397            395
                                                         --------      --------      ----------     ----------
TOTAL NET ASSETS.....................................    $564,512      $472,467      $7,971,886     $7,870,092
                                                         ========      ========      ==========     ==========

Investments in shares of The Trusts, at cost.........    $544,703      $460,177      $7,903,314     $7,734,429
The Trusts shares held
   Class A...........................................      61,727        43,822              --             --
   Class B...........................................          --            --         721,926             --
   Service Class 2...................................          --            --              --        302,696

                                                                          FIDELITY(R) VIP
                                                      FIDELITY(R) VIP MID STRATEGIC INCOME
                                                         CAP PORTFOLIO       PORTFOLIO
                                                      ------------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $2,768,072         $6,081,163
Receivable for policy-related transactions...........         11,251            275,334
                                                          ----------         ----------
   Total assets......................................      2,779,323          6,356,497
                                                          ----------         ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         11,251            275,334
                                                          ----------         ----------
   Total liabilities.................................         11,251            275,334
                                                          ----------         ----------
NET ASSETS...........................................     $2,768,072         $6,081,163
                                                          ==========         ==========

NET ASSETS:
Accumulation Unit Value..............................     $2,767,978         $6,080,708
Retained by AXA Equitable in Separate Account No. 70.             94                455
                                                          ----------         ----------
TOTAL NET ASSETS.....................................     $2,768,072         $6,081,163
                                                          ==========         ==========

Investments in shares of The Trusts, at cost.........     $2,879,859         $6,149,413
The Trusts shares held
   Class A...........................................             --                 --
   Class B...........................................             --                 --
   Service Class 2...................................         92,331            519,314

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                                                                                FRANKLIN
                                                      FIRST TRUST/DOW JONES                     FRANKLIN      TEMPLETON VIP
                                                        DIVIDEND & INCOME   FRANKLIN INCOME STRATEGIC INCOME FOUNDING FUNDS
                                                           ALLOCATION       SECURITIES FUND SECURITIES FUND  ALLOCATION FUND
                                                      --------------------- --------------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...       $575,380          $3,901,825       $4,770,266       $321,183
Receivable for The Trusts shares sold................             64                  --               --             --
Receivable for policy-related transactions...........             --                 139           66,013         39,979
                                                            --------          ----------       ----------       --------
   Total assets......................................        575,444           3,901,964        4,836,279        361,162
                                                            --------          ----------       ----------       --------

LIABILITIES:
Payable for The Trusts shares purchased..............             --                 139           66,013         39,967
Payable for policy-related transactions..............             64                  --               --             --
                                                            --------          ----------       ----------       --------
   Total liabilities.................................             64                 139           66,013         39,967
                                                            --------          ----------       ----------       --------
NET ASSETS...........................................       $575,380          $3,901,825       $4,770,266       $321,195
                                                            ========          ==========       ==========       ========

NET ASSETS:
Accumulation Unit Value..............................       $575,338          $3,901,390       $4,769,656       $321,195
Retained by AXA Equitable in Separate Account No. 70.             42                 435              610             --
                                                            --------          ----------       ----------       --------
TOTAL NET ASSETS.....................................       $575,380          $3,901,825       $4,770,266       $321,195
                                                            ========          ==========       ==========       ========

Investments in shares of The Trusts, at cost.........       $574,521          $3,833,977       $4,645,138       $306,516
The Trusts shares held
   Class 2...........................................             --             258,913          371,516         37,742
   Common Shares.....................................         55,808                  --               --             --
   Series II.........................................             --                  --               --             --
   Service Shares....................................             --                  --               --             --

                                                        GOLDMAN SACHS   INVESCO V.I.
                                                      VIT MID CAP VALUE  DIVERSIFIED
                                                            FUND        DIVIDEND FUND
                                                      ----------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $1,797,570       $907,542
Receivable for The Trusts shares sold................            --             --
Receivable for policy-related transactions...........        10,469            224
                                                         ----------       --------
   Total assets......................................     1,808,039        907,766
                                                         ----------       --------

LIABILITIES:
Payable for The Trusts shares purchased..............        10,163            224
Payable for policy-related transactions..............            --             --
                                                         ----------       --------
   Total liabilities.................................        10,163            224
                                                         ----------       --------
NET ASSETS...........................................    $1,797,876       $907,542
                                                         ==========       ========

NET ASSETS:
Accumulation Unit Value..............................    $1,797,876       $907,377
Retained by AXA Equitable in Separate Account No. 70.            --            165
                                                         ----------       --------
TOTAL NET ASSETS.....................................    $1,797,876       $907,542
                                                         ==========       ========

Investments in shares of The Trusts, at cost.........    $1,724,734       $878,722
The Trusts shares held
   Class 2...........................................            --             --
   Common Shares.....................................            --             --
   Series II.........................................            --         55,746
   Service Shares....................................       117,106             --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                      INVESCO V.I.                   INVESCO V.I.  INVESCO V.I. MID
                                                      GLOBAL REAL  INVESCO V.I. HIGH INTERNATIONAL CAP CORE EQUITY
                                                      ESTATE FUND     YIELD FUND      GROWTH FUND        FUND
                                                      ------------ ----------------- ------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $5,805,520     $2,826,142      $3,036,695       $694,262
Receivable for The Trusts shares sold................          --             --              --             --
Receivable for policy-related transactions...........      64,861         69,993          25,374          2,202
                                                       ----------     ----------      ----------       --------
   Total assets......................................   5,870,381      2,896,135       3,062,069        696,464
                                                       ----------     ----------      ----------       --------

LIABILITIES:
Payable for The Trusts shares purchased..............      64,861         69,993          25,358          2,202
Payable for policy-related transactions..............          --             --              --             --
                                                       ----------     ----------      ----------       --------
   Total liabilities.................................      64,861         69,993          25,358          2,202
                                                       ----------     ----------      ----------       --------
NET ASSETS...........................................  $5,805,520     $2,826,142      $3,036,711       $694,262
                                                       ==========     ==========      ==========       ========

NET ASSETS:
Accumulation Unit Value..............................  $5,805,043     $2,826,053      $3,036,711       $694,086
Retained by AXA Equitable in Separate Account No. 70.         477             89              --            176
                                                       ----------     ----------      ----------       --------
TOTAL NET ASSETS.....................................  $5,805,520     $2,826,142      $3,036,711       $694,262
                                                       ==========     ==========      ==========       ========

Investments in shares of The Trusts, at cost.........  $5,417,546     $2,778,367      $2,877,750       $668,055
The Trusts shares held
   Common Shares.....................................          --             --              --             --
   Series II.........................................     384,217        505,571         102,315         55,188

                                                      INVESCO V.I. SMALL IVY FUNDS VIP
                                                       CAP EQUITY FUND   ASSET STRATEGY
                                                      ------------------ --------------
ASSETS:
Investments in shares of The Trusts, at fair value...      $510,558        $4,541,206
Receivable for The Trusts shares sold................         7,316                --
Receivable for policy-related transactions...........            --            29,034
                                                           --------        ----------
   Total assets......................................       517,874         4,570,240
                                                           --------        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --            29,034
Payable for policy-related transactions..............         7,316                --
                                                           --------        ----------
   Total liabilities.................................         7,316            29,034
                                                           --------        ----------
NET ASSETS...........................................      $510,558        $4,541,206
                                                           ========        ==========

NET ASSETS:
Accumulation Unit Value..............................      $510,476        $4,540,684
Retained by AXA Equitable in Separate Account No. 70.            82               522
                                                           --------        ----------
TOTAL NET ASSETS.....................................      $510,558        $4,541,206
                                                           ========        ==========

Investments in shares of The Trusts, at cost.........      $482,117        $4,251,709
The Trusts shares held
   Common Shares.....................................            --           423,387
   Series II.........................................        27,884                --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                      IVY FUNDS VIP               IVY FUNDS VIP
                                                        DIVIDEND    IVY FUNDS VIP GLOBAL NATURAL IVY FUNDS VIP HIGH
                                                      OPPORTUNITIES    ENERGY       RESOURCES          INCOME
                                                      ------------- ------------- -------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $975,978     $1,626,920     $1,163,523      $10,591,227
Receivable for policy-related transactions...........        219         47,607            284           79,111
                                                        --------     ----------     ----------      -----------
   Total assets......................................    976,197      1,674,527      1,163,807       10,670,338
                                                        --------     ----------     ----------      -----------

LIABILITIES:
Payable for The Trusts shares purchased..............        219         47,607            284           79,111
                                                        --------     ----------     ----------      -----------
   Total liabilities.................................        219         47,607            284           79,111
                                                        --------     ----------     ----------      -----------
NET ASSETS...........................................   $975,978     $1,626,920     $1,163,523      $10,591,227
                                                        ========     ==========     ==========      ===========

NET ASSETS:
Accumulation Unit Value..............................   $975,916     $1,626,781     $1,163,467      $10,591,155
Retained by AXA Equitable in Separate Account No. 70.         62            139             56               72
                                                        --------     ----------     ----------      -----------
TOTAL NET ASSETS.....................................   $975,978     $1,626,920     $1,163,523      $10,591,227
                                                        ========     ==========     ==========      ===========

Investments in shares of The Trusts, at cost.........   $960,652     $1,567,293     $1,110,980      $10,182,488
The Trusts shares held
   Common Shares.....................................    134,716        276,025        230,871        2,790,763

                                                                        IVY FUNDS VIP
                                                      IVY FUNDS VIP MID  SCIENCE AND
                                                         CAP GROWTH      TECHNOLOGY
                                                      ----------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $3,233,349      $3,202,475
Receivable for policy-related transactions...........        33,610          19,196
                                                         ----------      ----------
   Total assets......................................     3,266,959       3,221,671
                                                         ----------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............        33,487          19,196
                                                         ----------      ----------
   Total liabilities.................................        33,487          19,196
                                                         ----------      ----------
NET ASSETS...........................................    $3,233,472      $3,202,475
                                                         ==========      ==========

NET ASSETS:
Accumulation Unit Value..............................    $3,233,472      $3,201,991
Retained by AXA Equitable in Separate Account No. 70.            --             484
                                                         ----------      ----------
TOTAL NET ASSETS.....................................    $3,233,472      $3,202,475
                                                         ==========      ==========

Investments in shares of The Trusts, at cost.........    $3,078,121      $3,052,541
The Trusts shares held
   Common Shares.....................................       378,723         176,896

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                                        LAZARD                                       LORD ABBETT
                                                                      RETIREMENT      LORD ABBETT      LORD ABBETT  SERIES FUND -
                                                      IVY FUNDS VIP    EMERGING    SERIES FUND - BOND SERIES FUND -    GROWTH
                                                        SMALL CAP   MARKETS EQUITY     DEBENTURE      CLASSIC STOCK OPPORTUNITIES
                                                         GROWTH       PORTFOLIO        PORTFOLIO        PORTFOLIO     PORTFOLIO
                                                      ------------- -------------- ------------------ ------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $1,217,683    $ 9,997,259       $1,399,716       $817,893      $270,091
Receivable for The Trusts shares sold................          --             --               --            621            30
Receivable for policy-related transactions...........       9,933        135,664            4,595             --            --
                                                       ----------    -----------       ----------       --------      --------
   Total assets......................................   1,227,616     10,132,923        1,404,311        818,514       270,121
                                                       ----------    -----------       ----------       --------      --------

LIABILITIES:
Payable for The Trusts shares purchased..............       9,933        135,664            4,595             --            --
Payable for policy-related transactions..............          --             --               --            621            30
                                                       ----------    -----------       ----------       --------      --------
   Total liabilities.................................       9,933        135,664            4,595            621            30
                                                       ----------    -----------       ----------       --------      --------
NET ASSETS...........................................  $1,217,683    $ 9,997,259       $1,399,716       $817,893      $270,091
                                                       ==========    ===========       ==========       ========      ========

NET ASSETS:
Accumulation Unit Value..............................  $1,217,526    $ 9,996,943       $1,399,573       $817,824      $270,000
Retained by AXA Equitable in Separate Account No. 70.         157            316              143             69            91
                                                       ----------    -----------       ----------       --------      --------
TOTAL NET ASSETS.....................................  $1,217,683    $ 9,997,259       $1,399,716       $817,893      $270,091
                                                       ==========    ===========       ==========       ========      ========

Investments in shares of The Trusts, at cost.........  $1,216,408    $ 9,421,890       $1,447,641       $805,424      $275,323
The Trusts shares held
   Common Shares.....................................     126,893             --               --             --            --
   Service Class.....................................          --             --               --             --            --
   Service Shares....................................          --        449,922               --             --            --
   VC Shares.........................................          --             --          114,543         64,048        20,477


                                                          MFS(R)
                                                       INTERNATIONAL
                                                      VALUE PORTFOLIO
                                                      ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $6,188,459
Receivable for The Trusts shares sold................           --
Receivable for policy-related transactions...........       60,541
                                                        ----------
   Total assets......................................    6,249,000
                                                        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............       60,541
Payable for policy-related transactions..............           --
                                                        ----------
   Total liabilities.................................       60,541
                                                        ----------
NET ASSETS...........................................   $6,188,459
                                                        ==========

NET ASSETS:
Accumulation Unit Value..............................   $6,188,003
Retained by AXA Equitable in Separate Account No. 70.          456
                                                        ----------
TOTAL NET ASSETS.....................................   $6,188,459
                                                        ==========

Investments in shares of The Trusts, at cost.........   $5,919,940
The Trusts shares held
   Common Shares.....................................           --
   Service Class.....................................      361,054
   Service Shares....................................           --
   VC Shares.........................................           --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      MFS(R) INVESTORS
                                                        GROWTH STOCK   MFS(R) INVESTORS MFS(R) TECHNOLOGY MFS(R) UTILITIES
                                                           SERIES        TRUST SERIES       PORTFOLIO          SERIES
                                                      ---------------- ---------------- ----------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $433,069         $263,038        $1,144,609        $2,688,266
Receivable for The Trusts shares sold................           --               30                --                --
Receivable for policy-related transactions...........       13,597               --            34,061            56,046
                                                          --------         --------        ----------        ----------
   Total assets......................................      446,666          263,068         1,178,670         2,744,312
                                                          --------         --------        ----------        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............       13,597               --            34,061            56,046
Payable for policy-related transactions..............           --               30                --                --
                                                          --------         --------        ----------        ----------
   Total liabilities.................................       13,597               30            34,061            56,046
                                                          --------         --------        ----------        ----------
NET ASSETS...........................................     $433,069         $263,038        $1,144,609        $2,688,266
                                                          ========         ========        ==========        ==========

NET ASSETS:
Accumulation Unit Value..............................     $432,985         $262,948        $1,144,451        $2,688,173
Retained by AXA Equitable in Separate Account No. 70.           84               90               158                93
                                                          --------         --------        ----------        ----------
TOTAL NET ASSETS.....................................     $433,069         $263,038        $1,144,609        $2,688,266
                                                          ========         ========        ==========        ==========

Investments in shares of The Trusts, at cost.........     $424,159         $252,214        $1,114,416        $2,633,418
The Trusts shares held
   Class B...........................................           --               --                --                --
   Service Class.....................................       36,301           11,547           148,844            98,507

                                                      MULTIMANAGER MULTIMANAGER
                                                       AGGRESSIVE  INTERNATIONAL
                                                        EQUITY*       EQUITY*
                                                      ------------ -------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $124,134     $173,126
Receivable for The Trusts shares sold................         15           20
Receivable for policy-related transactions...........         --           --
                                                        --------     --------
   Total assets......................................    124,149      173,146
                                                        --------     --------

LIABILITIES:
Payable for The Trusts shares purchased..............         --           --
Payable for policy-related transactions..............         15           20
                                                        --------     --------
   Total liabilities.................................         15           20
                                                        --------     --------
NET ASSETS...........................................   $124,134     $173,126
                                                        ========     ========

NET ASSETS:
Accumulation Unit Value..............................   $124,038     $173,032
Retained by AXA Equitable in Separate Account No. 70.         96           94
                                                        --------     --------
TOTAL NET ASSETS.....................................   $124,134     $173,126
                                                        ========     ========

Investments in shares of The Trusts, at cost.........   $119,250     $161,043
The Trusts shares held
   Class B...........................................      4,332       16,830
   Service Class.....................................         --           --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012




                                                        MULTIMANAGER   MULTIMANAGER MID MULTIMANAGER MID   MULTIMANAGER
                                                      LARGE CAP VALUE*   CAP GROWTH*       CAP VALUE*    SMALL CAP VALUE*
                                                      ---------------- ---------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $224,986         $292,914         $156,767         $117,331
Receivable for The Trusts shares sold................           27               --               --               14
Receivable for policy-related transactions...........           --            4,621              231               --
                                                          --------         --------         --------         --------
   Total assets......................................      225,013          297,535          156,998          117,345
                                                          --------         --------         --------         --------

LIABILITIES:
Payable for The Trusts shares purchased..............           --            4,621              231               --
Payable for policy-related transactions..............           27               --               --               14
                                                          --------         --------         --------         --------
   Total liabilities.................................           27            4,621              231               14
                                                          --------         --------         --------         --------
NET ASSETS...........................................     $224,986         $292,914         $156,767         $117,331
                                                          ========         ========         ========         ========

NET ASSETS:
Accumulation Unit Value..............................     $224,895         $292,824         $156,673         $117,235
Retained by AXA Equitable in Separate Account No. 70.           91               90               94               96
                                                          --------         --------         --------         --------
TOTAL NET ASSETS.....................................     $224,986         $292,914         $156,767         $117,331
                                                          ========         ========         ========         ========

Investments in shares of The Trusts, at cost.........     $215,372         $281,416         $149,844         $107,948
The Trusts shares held
   Advisor Class.....................................           --               --               --               --
   Class B...........................................       21,556           30,643           16,021           10,297
   Class 2...........................................           --               --               --               --

                                                                       PIMCO VARIABLE
                                                                      INSURANCE TRUST
                                                                      COMMODITYREALRE
                                                       MUTUAL SHARES  TURN(R) STRATEGY
                                                      SECURITIES FUND    PORTFOLIO
                                                      --------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $870,391        $3,047,034
Receivable for The Trusts shares sold................         100                --
Receivable for policy-related transactions...........          --            38,608
                                                         --------        ----------
   Total assets......................................     870,491         3,085,642
                                                         --------        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............          --            38,608
Payable for policy-related transactions..............         100                --
                                                         --------        ----------
   Total liabilities.................................         100            38,608
                                                         --------        ----------
NET ASSETS...........................................    $870,391        $3,047,034
                                                         ========        ==========

NET ASSETS:
Accumulation Unit Value..............................    $870,225        $3,046,955
Retained by AXA Equitable in Separate Account No. 70.         166                79
                                                         --------        ----------
TOTAL NET ASSETS.....................................    $870,391        $3,047,034
                                                         ========        ==========

Investments in shares of The Trusts, at cost.........    $844,738        $3,181,583
The Trusts shares held
   Advisor Class.....................................          --           422,612
   Class B...........................................          --                --
   Class 2...........................................      50,545                --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      PIMCO VARIABLE
                                                      INSURANCE TRUST PIMCO VARIABLE  PIMCO VARIABLE
                                                         EMERGING     INSURANCE TRUST INSURANCE TRUST
                                                       MARKETS BOND     REAL RETURN    TOTAL RETURN    PROFUND VP
                                                         PORTFOLIO       PORTFOLIO       PORTFOLIO    BIOTECHNOLOGY
                                                      --------------- --------------- --------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $3,530,929      $15,802,840     $23,723,313    $1,167,080
Receivable for policy-related transactions...........       30,270          445,410         553,328        28,667
                                                        ----------      -----------     -----------    ----------
   Total assets......................................    3,561,199       16,248,250      24,276,641     1,195,747
                                                        ----------      -----------     -----------    ----------

LIABILITIES:
Payable for The Trusts shares purchased..............       30,270          445,410         553,328        28,667
                                                        ----------      -----------     -----------    ----------
   Total liabilities.................................       30,270          445,410         553,328        28,667
                                                        ----------      -----------     -----------    ----------
NET ASSETS...........................................   $3,530,929      $15,802,840     $23,723,313    $1,167,080
                                                        ==========      ===========     ===========    ==========

NET ASSETS:
Accumulation Unit Value..............................   $3,530,564      $15,802,596     $23,720,388    $1,166,928
Retained by AXA Equitable in Separate Account No. 70.          365              244           2,925           152
                                                        ----------      -----------     -----------    ----------
TOTAL NET ASSETS.....................................   $3,530,929      $15,802,840     $23,723,313    $1,167,080
                                                        ==========      ===========     ===========    ==========

Investments in shares of The Trusts, at cost.........   $3,447,504      $16,339,638     $23,878,257    $1,137,259
The Trusts shares held
   Advisor Class.....................................      230,478        1,108,971       2,053,967            --
   Class 2...........................................           --               --              --            --
   Class II..........................................           --               --              --            --
   Common Shares.....................................           --               --              --        34,036

                                                                         TEMPLETON
                                                       T. ROWE PRICE    DEVELOPING
                                                      HEALTH SCIENCES     MARKETS
                                                       PORTFOLIO II   SECURITIES FUND
                                                      --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $4,095,490       $676,609
Receivable for policy-related transactions...........       55,091            266
                                                        ----------       --------
   Total assets......................................    4,150,581        676,875
                                                        ----------       --------

LIABILITIES:
Payable for The Trusts shares purchased..............       55,091            266
                                                        ----------       --------
   Total liabilities.................................       55,091            266
                                                        ----------       --------
NET ASSETS...........................................   $4,095,490       $676,609
                                                        ==========       ========

NET ASSETS:
Accumulation Unit Value..............................   $4,094,959       $676,435
Retained by AXA Equitable in Separate Account No. 70.          531            174
                                                        ----------       --------
TOTAL NET ASSETS.....................................   $4,095,490       $676,609
                                                        ==========       ========

Investments in shares of The Trusts, at cost.........   $4,117,321       $631,953
The Trusts shares held
   Advisor Class.....................................           --             --
   Class 2...........................................           --         64,439
   Class II..........................................      198,329             --
   Common Shares.....................................           --             --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                         TEMPLETON       TEMPLETON       TEMPLETON    VAN ECK VIP
                                                          FOREIGN       GLOBAL BOND       GROWTH      GLOBAL HARD
                                                      SECURITIES FUND SECURITIES FUND SECURITIES FUND ASSETS FUND
                                                      --------------- --------------- --------------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value...    $519,101       $14,152,417      $194,194     $6,331,992
Receivable for policy-related transactions...........         202           373,615           228         17,915
                                                         --------       -----------      --------     ----------
   Total assets......................................     519,303        14,526,032       194,422      6,349,907
                                                         --------       -----------      --------     ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         202           373,615           228         17,915
                                                         --------       -----------      --------     ----------
   Total liabilities.................................         202           373,615           228         17,915
                                                         --------       -----------      --------     ----------
NET ASSETS...........................................    $519,101       $14,152,417      $194,194     $6,331,992
                                                         ========       ===========      ========     ==========

NET ASSETS:
Accumulation Unit Value..............................    $518,920       $14,151,975      $194,101     $6,331,527
Retained by AXA Equitable in Separate Account No. 70.         181               442            93            465
                                                         --------       -----------      --------     ----------
TOTAL NET ASSETS.....................................    $519,101       $14,152,417      $194,194     $6,331,992
                                                         ========       ===========      ========     ==========

Investments in shares of The Trusts, at cost.........    $471,701       $13,545,705      $185,503     $6,222,501
The Trusts shares held
   Class 2...........................................      36,124           726,883        16,223             --
   Class S Shares....................................          --                --            --        223,115

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


The following table provides units and unit values associated with the Variable Investment Options of the the Account and is further categorized by share class and contract charges.

                                                                                                 UNITS
                                                          CONTRACT                            OUTSTANDING
                                                          CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                          -------- --------------- ---------- -----------
7TWELVE BALANCED PORTFOLIO...............................  1.30%    COMMON SHARES    $10.47        981
7TWELVE BALANCED PORTFOLIO...............................  1.55%    COMMON SHARES    $10.46        131
7TWELVE BALANCED PORTFOLIO...............................  1.65%    COMMON SHARES    $10.45        561
7TWELVE BALANCED PORTFOLIO...............................  1.70%    COMMON SHARES    $10.44         50

ALL ASSET GROWTH-ALT 20..................................  1.30%          A          $12.22         33
ALL ASSET GROWTH-ALT 20..................................  1.55%          A          $12.12          3
ALL ASSET GROWTH-ALT 20..................................  1.65%          A          $12.09         43
ALL ASSET GROWTH-ALT 20..................................  1.70%          A          $12.07          2

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.30%       CLASS B       $11.78         71
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.55%       CLASS B       $11.69         22
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.65%       CLASS B       $11.65         22
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.70%       CLASS B       $11.63          4

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.30%       CLASS B       $10.60         37
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.55%       CLASS B       $10.52          5
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.65%       CLASS B       $10.49         12

AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.30%      CLASS II       $13.85        115
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.55%      CLASS II       $13.74         13
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.65%      CLASS II       $13.70         55
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.70%      CLASS II       $13.68          2

AXA AGGRESSIVE ALLOCATION................................  1.30%          A          $11.81         87
AXA AGGRESSIVE ALLOCATION................................  1.55%          A          $11.72          6
AXA AGGRESSIVE ALLOCATION................................  1.65%          A          $11.68        101

AXA AGGRESSIVE STRATEGY..................................  1.30%          B          $10.48      7,019
AXA AGGRESSIVE STRATEGY..................................  1.55%          B          $10.46      1,613
AXA AGGRESSIVE STRATEGY..................................  1.65%          B          $10.45      3,156
AXA AGGRESSIVE STRATEGY..................................  1.70%          B          $10.45         46

AXA BALANCED STRATEGY....................................  1.30%          B          $11.31      9,668
AXA BALANCED STRATEGY....................................  1.55%          B          $11.22      1,388
AXA BALANCED STRATEGY....................................  1.65%          B          $11.19      4,080
AXA BALANCED STRATEGY....................................  1.70%          B          $11.17        110

AXA CONSERVATIVE GROWTH STRATEGY.........................  1.30%          B          $11.16      6,767
AXA CONSERVATIVE GROWTH STRATEGY.........................  1.55%          B          $11.07      1,216
AXA CONSERVATIVE GROWTH STRATEGY.........................  1.65%          B          $11.03      2,075
AXA CONSERVATIVE GROWTH STRATEGY.........................  1.70%          B          $11.02        201

AXA CONSERVATIVE STRATEGY................................  1.30%          B          $10.84      4,313
AXA CONSERVATIVE STRATEGY................................  1.55%          B          $10.75      1,120
AXA CONSERVATIVE STRATEGY................................  1.65%          B          $10.72      1,463
AXA CONSERVATIVE STRATEGY................................  1.70%          B          $10.70         91

AXA GROWTH STRATEGY......................................  1.30%          B          $11.60      8,473
AXA GROWTH STRATEGY......................................  1.55%          B          $11.51      1,372
AXA GROWTH STRATEGY......................................  1.65%          B          $11.47      4,077
AXA GROWTH STRATEGY......................................  1.70%          B          $11.45        141

AXA MODERATE ALLOCATION..................................  1.30%          A          $11.39        519

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                       UNITS
                                                CONTRACT                            OUTSTANDING
                                                CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                -------- --------------- ---------- -----------
AXA MODERATE ALLOCATION........................  1.55%          A          $11.30         70
AXA MODERATE ALLOCATION........................  1.65%          A          $11.26         56
AXA MODERATE ALLOCATION........................  1.70%          A          $11.24         26

AXA MODERATE GROWTH STRATEGY...................  1.30%          B          $11.46     17,471
AXA MODERATE GROWTH STRATEGY...................  1.55%          B          $11.37      3,605
AXA MODERATE GROWTH STRATEGY...................  1.65%          B          $11.34      5,952
AXA MODERATE GROWTH STRATEGY...................  1.70%          B          $11.32        294

AXA MODERATE-PLUS ALLOCATION...................  1.30%          A          $11.61        321
AXA MODERATE-PLUS ALLOCATION...................  1.55%          A          $11.52         14
AXA MODERATE-PLUS ALLOCATION...................  1.65%          A          $11.49         62
AXA MODERATE-PLUS ALLOCATION...................  1.70%          A          $11.47          1

AXA ULTRA CONSERVATIVE STRATEGY................  1.30%          B          $10.09         --
AXA ULTRA CONSERVATIVE STRATEGY................  1.55%          B          $10.06         --

BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.30%      CLASS III      $11.33        463
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.55%      CLASS III      $11.24         25
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.65%      CLASS III      $11.21        174
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.70%      CLASS III      $11.19         18

BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.30%      CLASS III      $13.35         62
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.55%      CLASS III      $13.25          8
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.65%      CLASS III      $13.20         18

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.30%          B          $10.12     12,667
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.55%          B          $10.07      2,299
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.65%          B          $10.05      6,458
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.70%          B          $10.04        290

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH..........  1.30%          A          $15.86         89
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH..........  1.55%          A          $15.74         19
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH..........  1.65%          A          $15.69         38
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH..........  1.70%          A          $15.66          6

EQ/AXA FRANKLIN SMALL CAP VALUE CORE...........  1.30%          A          $13.41         13
EQ/AXA FRANKLIN SMALL CAP VALUE CORE...........  1.55%          A          $13.30          1
EQ/AXA FRANKLIN SMALL CAP VALUE CORE...........  1.65%          A          $13.26         12
EQ/AXA FRANKLIN SMALL CAP VALUE CORE...........  1.70%          A          $13.24          1

EQ/BLACKROCK BASIC VALUE EQUITY................  1.30%          A          $12.38        362
EQ/BLACKROCK BASIC VALUE EQUITY................  1.55%          A          $12.28         24
EQ/BLACKROCK BASIC VALUE EQUITY................  1.65%          A          $12.24        181
EQ/BLACKROCK BASIC VALUE EQUITY................  1.70%          A          $12.22          7

EQ/BOSTON ADVISORS EQUITY INCOME...............  1.30%          A          $13.31        126
EQ/BOSTON ADVISORS EQUITY INCOME...............  1.55%          A          $13.20         32
EQ/BOSTON ADVISORS EQUITY INCOME...............  1.65%          A          $13.16         71
EQ/BOSTON ADVISORS EQUITY INCOME...............  1.70%          A          $13.14          2

EQ/CAPITAL GUARDIAN RESEARCH...................  1.30%          A          $14.23         19
EQ/CAPITAL GUARDIAN RESEARCH...................  1.55%          A          $14.12         --
EQ/CAPITAL GUARDIAN RESEARCH...................  1.65%          A          $14.07         14

EQ/COMMON STOCK INDEX..........................  1.30%          A          $13.43         40
EQ/COMMON STOCK INDEX..........................  1.55%          A          $13.33         18
EQ/COMMON STOCK INDEX..........................  1.65%          A          $13.28          8
EQ/COMMON STOCK INDEX..........................  1.70%          A          $13.26         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                   -------- --------------- ---------- -----------
EQ/CORE BOND INDEX................  1.30%          B          $10.90       187
EQ/CORE BOND INDEX................  1.55%          B          $10.82        23
EQ/CORE BOND INDEX................  1.65%          B          $10.78        46
EQ/CORE BOND INDEX................  1.70%          B          $10.77        25

EQ/DAVIS NEW YORK VENTURE.........  1.30%          A          $11.84        75
EQ/DAVIS NEW YORK VENTURE.........  1.55%          A          $11.75         7
EQ/DAVIS NEW YORK VENTURE.........  1.65%          A          $11.71        37
EQ/DAVIS NEW YORK VENTURE.........  1.70%          A          $11.69         1

EQ/EQUITY 500 INDEX...............  1.30%          A          $13.27       287
EQ/EQUITY 500 INDEX...............  1.55%          A          $13.16        50
EQ/EQUITY 500 INDEX...............  1.65%          A          $13.12       103
EQ/EQUITY 500 INDEX...............  1.70%          A          $13.10        33

EQ/FRANKLIN CORE BALANCED.........  1.30%          A          $12.32        27
EQ/FRANKLIN CORE BALANCED.........  1.55%          A          $12.22         4
EQ/FRANKLIN CORE BALANCED.........  1.65%          A          $12.18        --
EQ/FRANKLIN CORE BALANCED.........  1.70%          A          $12.16         1

EQ/FRANKLIN TEMPLETON ALLOCATION..  1.30%          A          $11.96        14
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.55%          A          $11.87         2
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.65%          A          $11.83        14

EQ/GAMCO MERGERS AND ACQUISITIONS.  1.30%          A          $11.51        26
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.55%          A          $11.42         6
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.65%          A          $11.38        22
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.70%          A          $11.36        --

EQ/GAMCO SMALL COMPANY VALUE......  1.30%          A          $15.43       476
EQ/GAMCO SMALL COMPANY VALUE......  1.55%          A          $15.31        87
EQ/GAMCO SMALL COMPANY VALUE......  1.65%          A          $15.26       201
EQ/GAMCO SMALL COMPANY VALUE......  1.70%          A          $15.24        12

EQ/GLOBAL BOND PLUS...............  1.30%          A          $10.96        56
EQ/GLOBAL BOND PLUS...............  1.55%          A          $10.87         4
EQ/GLOBAL BOND PLUS...............  1.65%          A          $10.84        15
EQ/GLOBAL BOND PLUS...............  1.70%          A          $10.82         3

EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.30%          A          $11.23        27
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.55%          A          $11.14         3
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.65%          A          $11.10        22
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.70%          A          $11.09        --

EQ/INTERMEDIATE GOVERNMENT BOND...  1.30%          B          $10.54       104
EQ/INTERMEDIATE GOVERNMENT BOND...  1.55%          B          $10.46         3
EQ/INTERMEDIATE GOVERNMENT BOND...  1.65%          B          $10.42        50
EQ/INTERMEDIATE GOVERNMENT BOND...  1.70%          B          $10.41        14

EQ/INTERNATIONAL CORE PLUS........  1.30%          A          $10.27        21
EQ/INTERNATIONAL CORE PLUS........  1.65%          A          $10.15        11
EQ/INTERNATIONAL CORE PLUS........  1.70%          A          $10.14        --

EQ/INTERNATIONAL EQUITY INDEX.....  1.30%          A          $10.38        40
EQ/INTERNATIONAL EQUITY INDEX.....  1.55%          A          $10.30        10
EQ/INTERNATIONAL EQUITY INDEX.....  1.65%          A          $10.26        21
EQ/INTERNATIONAL EQUITY INDEX.....  1.70%          A          $10.25         1

EQ/INTERNATIONAL ETF..............  1.30%          A          $10.63        29
EQ/INTERNATIONAL ETF..............  1.55%          A          $10.55         3

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                  -------- --------------- ---------- -----------
EQ/INTERNATIONAL ETF.............  1.65%          A          $10.52         18
EQ/INTERNATIONAL ETF.............  1.70%          A          $10.50          3

EQ/INTERNATIONAL VALUE PLUS......  1.30%          A          $10.02         10
EQ/INTERNATIONAL VALUE PLUS......  1.55%          A          $ 9.94         --
EQ/INTERNATIONAL VALUE PLUS......  1.65%          A          $ 9.91          1

EQ/JPMORGAN VALUE OPPORTUNITIES..  1.30%          A          $12.25         43
EQ/JPMORGAN VALUE OPPORTUNITIES..  1.55%          A          $12.15          3
EQ/JPMORGAN VALUE OPPORTUNITIES..  1.65%          A          $12.12          9
EQ/JPMORGAN VALUE OPPORTUNITIES..  1.70%          A          $12.10          6

EQ/LARGE CAP GROWTH INDEX........  1.30%          A          $13.67         77
EQ/LARGE CAP GROWTH INDEX........  1.55%          A          $13.56          7
EQ/LARGE CAP GROWTH INDEX........  1.65%          A          $13.52         42
EQ/LARGE CAP GROWTH INDEX........  1.70%          A          $13.50         10

EQ/LARGE CAP GROWTH PLUS.........  1.30%          A          $12.43          6
EQ/LARGE CAP GROWTH PLUS.........  1.55%          A          $12.33          2
EQ/LARGE CAP GROWTH PLUS.........  1.65%          A          $12.29          3

EQ/LARGE CAP VALUE INDEX.........  1.30%          A          $13.18         49
EQ/LARGE CAP VALUE INDEX.........  1.55%          A          $13.08          2
EQ/LARGE CAP VALUE INDEX.........  1.65%          A          $13.04         13
EQ/LARGE CAP VALUE INDEX.........  1.70%          A          $13.02         69

EQ/LARGE CAP VALUE PLUS..........  1.30%          A          $12.26         11
EQ/LARGE CAP VALUE PLUS..........  1.65%          A          $12.12          4

EQ/MFS INTERNATIONAL GROWTH......  1.30%          A          $12.09        100
EQ/MFS INTERNATIONAL GROWTH......  1.55%          A          $11.99         16
EQ/MFS INTERNATIONAL GROWTH......  1.65%          A          $11.95         44
EQ/MFS INTERNATIONAL GROWTH......  1.70%          A          $11.93         --

EQ/MID CAP INDEX.................  1.30%          A          $14.59         90
EQ/MID CAP INDEX.................  1.55%          A          $14.47          5
EQ/MID CAP INDEX.................  1.65%          A          $14.43         52
EQ/MID CAP INDEX.................  1.70%          A          $14.40          6

EQ/MID CAP VALUE PLUS............  1.30%          A          $13.35          6
EQ/MID CAP VALUE PLUS............  1.55%          A          $13.24          4
EQ/MID CAP VALUE PLUS............  1.65%          A          $13.20          4

EQ/MONEY MARKET..................  1.30%          A          $ 9.61        371
EQ/MONEY MARKET..................  1.55%          A          $ 9.53      1,674
EQ/MONEY MARKET..................  1.65%          A          $ 9.50        123
EQ/MONEY MARKET..................  1.70%          A          $ 9.49      1,085

EQ/MONTAG & CALDWELL GROWTH......  1.30%          A          $12.45         52
EQ/MONTAG & CALDWELL GROWTH......  1.55%          A          $12.35          8
EQ/MONTAG & CALDWELL GROWTH......  1.65%          A          $12.31         21
EQ/MONTAG & CALDWELL GROWTH......  1.70%          A          $12.29          1

EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          A          $13.10        166
EQ/MORGAN STANLEY MID CAP GROWTH.  1.55%          A          $13.00         46
EQ/MORGAN STANLEY MID CAP GROWTH.  1.65%          A          $12.96         59
EQ/MORGAN STANLEY MID CAP GROWTH.  1.70%          A          $12.94          1

EQ/MUTUAL LARGE CAP EQUITY.......  1.30%          A          $12.09          1
EQ/MUTUAL LARGE CAP EQUITY.......  1.65%          A          $11.95          2

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                           UNITS
                                                    CONTRACT                            OUTSTANDING
                                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                    -------- --------------- ---------- -----------
EQ/MUTUAL LARGE CAP EQUITY.........................  1.70%          A          $11.93         1

EQ/OPPENHEIMER GLOBAL..............................  1.30%          A          $12.47        66
EQ/OPPENHEIMER GLOBAL..............................  1.55%          A          $12.37         4
EQ/OPPENHEIMER GLOBAL..............................  1.65%          A          $12.33        26
EQ/OPPENHEIMER GLOBAL..............................  1.70%          A          $12.31        10

EQ/PIMCO ULTRA SHORT BOND..........................  1.30%          A          $ 9.86       144
EQ/PIMCO ULTRA SHORT BOND..........................  1.55%          A          $ 9.78        22
EQ/PIMCO ULTRA SHORT BOND..........................  1.65%          A          $ 9.75        54
EQ/PIMCO ULTRA SHORT BOND..........................  1.70%          A          $ 9.73       162

EQ/SMALL COMPANY INDEX.............................  1.30%          A          $14.52        61
EQ/SMALL COMPANY INDEX.............................  1.55%          A          $14.40         4
EQ/SMALL COMPANY INDEX.............................  1.65%          A          $14.36        42
EQ/SMALL COMPANY INDEX.............................  1.70%          A          $14.33        56

EQ/T. ROWE PRICE GROWTH STOCK......................  1.30%          A          $13.57       261
EQ/T. ROWE PRICE GROWTH STOCK......................  1.55%          A          $13.47        42
EQ/T. ROWE PRICE GROWTH STOCK......................  1.65%          A          $13.42       109
EQ/T. ROWE PRICE GROWTH STOCK......................  1.70%          A          $13.40         2

EQ/TEMPLETON GLOBAL EQUITY.........................  1.30%          A          $11.62        31
EQ/TEMPLETON GLOBAL EQUITY.........................  1.55%          A          $11.52         7
EQ/TEMPLETON GLOBAL EQUITY.........................  1.65%          A          $11.49        11

EQ/VAN KAMPEN COMSTOCK.............................  1.30%          A          $13.20        19
EQ/VAN KAMPEN COMSTOCK.............................  1.55%          A          $13.09         1
EQ/VAN KAMPEN COMSTOCK.............................  1.65%          A          $13.05        15
EQ/VAN KAMPEN COMSTOCK.............................  1.70%          A          $13.03         1

EQ/WELLS FARGO OMEGA GROWTH........................  1.30%          B          $10.31       448
EQ/WELLS FARGO OMEGA GROWTH........................  1.55%          B          $10.26        91
EQ/WELLS FARGO OMEGA GROWTH........................  1.65%          B          $10.24       229
EQ/WELLS FARGO OMEGA GROWTH........................  1.70%          B          $10.23         7

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO............  1.30%   SERVICE CLASS 2   $13.17       363
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO............  1.55%   SERVICE CLASS 2   $13.06        24
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO............  1.65%   SERVICE CLASS 2   $13.02       204
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO............  1.70%   SERVICE CLASS 2   $13.00         9

FIDELITY(R) VIP MID CAP PORTFOLIO..................  1.30%   SERVICE CLASS 2   $12.84       130
FIDELITY(R) VIP MID CAP PORTFOLIO..................  1.55%   SERVICE CLASS 2   $12.74        13
FIDELITY(R) VIP MID CAP PORTFOLIO..................  1.65%   SERVICE CLASS 2   $12.70        60
FIDELITY(R) VIP MID CAP PORTFOLIO..................  1.70%   SERVICE CLASS 2   $12.68        14

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.........  1.30%   SERVICE CLASS 2   $12.23       258
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.........  1.55%   SERVICE CLASS 2   $12.13        47
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.........  1.65%   SERVICE CLASS 2   $12.09       166
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.........  1.70%   SERVICE CLASS 2   $12.07        28

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION.  1.30%    COMMON SHARES    $10.35        47
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION.  1.65%    COMMON SHARES    $10.32         7
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION.  1.70%    COMMON SHARES    $10.32         1

FRANKLIN INCOME SECURITIES FUND....................  1.30%       CLASS 2       $12.22       115
FRANKLIN INCOME SECURITIES FUND....................  1.55%       CLASS 2       $12.12         4
FRANKLIN INCOME SECURITIES FUND....................  1.65%       CLASS 2       $12.09        70
FRANKLIN INCOME SECURITIES FUND....................  1.70%       CLASS 2       $12.07       133

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                       -------- --------------- ---------- -----------
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.30%      CLASS 2        $12.52       208
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.55%      CLASS 2        $12.42        26
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.65%      CLASS 2        $12.38       117
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.70%      CLASS 2        $12.36        33

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.30%      CLASS 2        $11.75        21
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.55%      CLASS 2        $11.66        --
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.65%      CLASS 2        $11.62         6

GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.30%   SERVICE SHARES    $13.87        75
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.55%   SERVICE SHARES    $13.76        17
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.65%   SERVICE SHARES    $13.72        38
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.70%   SERVICE SHARES    $13.69         1

INVESCO V.I. DIVERSIFIED DIVIDEND FUND................  1.30%     SERIES II       $12.26        37
INVESCO V.I. DIVERSIFIED DIVIDEND FUND................  1.55%     SERIES II       $10.81         3
INVESCO V.I. DIVERSIFIED DIVIDEND FUND................  1.65%     SERIES II       $10.80        39

INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.30%     SERIES II       $13.74       258
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.55%     SERIES II       $13.63        40
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.65%     SERIES II       $13.59       108
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.70%     SERIES II       $13.57        18

INVESCO V.I. HIGH YIELD FUND..........................  1.30%     SERIES II       $11.19       146
INVESCO V.I. HIGH YIELD FUND..........................  1.55%     SERIES II       $11.13        23
INVESCO V.I. HIGH YIELD FUND..........................  1.65%     SERIES II       $11.11        77
INVESCO V.I. HIGH YIELD FUND..........................  1.70%     SERIES II       $11.10         8

INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.30%     SERIES II       $11.90       176
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.55%     SERIES II       $11.81        17
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.65%     SERIES II       $11.77        62
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.70%     SERIES II       $11.75         1

INVESCO V.I. MID CAP CORE EQUITY FUND.................  1.30%     SERIES II       $11.76        47
INVESCO V.I. MID CAP CORE EQUITY FUND.................  1.55%     SERIES II       $11.66         1
INVESCO V.I. MID CAP CORE EQUITY FUND.................  1.65%     SERIES II       $11.63        10
INVESCO V.I. MID CAP CORE EQUITY FUND.................  1.70%     SERIES II       $11.61         2

INVESCO V.I. SMALL CAP EQUITY FUND....................  1.30%     SERIES II       $14.80        29
INVESCO V.I. SMALL CAP EQUITY FUND....................  1.55%     SERIES II       $14.68         2
INVESCO V.I. SMALL CAP EQUITY FUND....................  1.65%     SERIES II       $14.64         4
INVESCO V.I. SMALL CAP EQUITY FUND....................  1.70%     SERIES II       $14.61        --

IVY FUNDS VIP ASSET STRATEGY..........................  1.30%   COMMON SHARES     $10.60       199
IVY FUNDS VIP ASSET STRATEGY..........................  1.55%   COMMON SHARES     $10.55        10
IVY FUNDS VIP ASSET STRATEGY..........................  1.65%   COMMON SHARES     $10.53       211
IVY FUNDS VIP ASSET STRATEGY..........................  1.70%   COMMON SHARES     $10.52        10

IVY FUNDS VIP DIVIDEND OPPORTUNITIES..................  1.30%   COMMON SHARES     $12.25        46
IVY FUNDS VIP DIVIDEND OPPORTUNITIES..................  1.55%   COMMON SHARES     $12.16         5
IVY FUNDS VIP DIVIDEND OPPORTUNITIES..................  1.65%   COMMON SHARES     $12.12        28
IVY FUNDS VIP DIVIDEND OPPORTUNITIES..................  1.70%   COMMON SHARES     $12.10        --

IVY FUNDS VIP ENERGY..................................  1.30%   COMMON SHARES     $11.16        95
IVY FUNDS VIP ENERGY..................................  1.55%   COMMON SHARES     $11.07        13
IVY FUNDS VIP ENERGY..................................  1.65%   COMMON SHARES     $11.03        36
IVY FUNDS VIP ENERGY..................................  1.70%   COMMON SHARES     $11.02         2

IVY FUNDS VIP GLOBAL NATURAL RESOURCES................  1.30%   COMMON SHARES     $ 9.32        85
IVY FUNDS VIP GLOBAL NATURAL RESOURCES................  1.55%   COMMON SHARES     $ 9.25         7

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                               UNITS
                                                        CONTRACT                            OUTSTANDING
                                                        CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                        -------- --------------- ---------- -----------
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.................  1.65%   COMMON SHARES     $ 9.22        32
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.................  1.70%   COMMON SHARES     $ 9.21         1

IVY FUNDS VIP HIGH INCOME..............................  1.30%   COMMON SHARES     $14.20       377
IVY FUNDS VIP HIGH INCOME..............................  1.55%   COMMON SHARES     $14.09        55
IVY FUNDS VIP HIGH INCOME..............................  1.65%   COMMON SHARES     $14.04       174
IVY FUNDS VIP HIGH INCOME..............................  1.70%   COMMON SHARES     $14.02       144

IVY FUNDS VIP MID CAP GROWTH...........................  1.30%   COMMON SHARES     $14.89       150
IVY FUNDS VIP MID CAP GROWTH...........................  1.55%   COMMON SHARES     $14.78        13
IVY FUNDS VIP MID CAP GROWTH...........................  1.65%   COMMON SHARES     $14.73        53
IVY FUNDS VIP MID CAP GROWTH...........................  1.70%   COMMON SHARES     $14.71         2

IVY FUNDS VIP SCIENCE AND TECHNOLOGY...................  1.30%   COMMON SHARES     $13.87       145
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...................  1.55%   COMMON SHARES     $13.76        31
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...................  1.65%   COMMON SHARES     $13.71        55
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...................  1.70%   COMMON SHARES     $13.69        --

IVY FUNDS VIP SMALL CAP GROWTH.........................  1.30%   COMMON SHARES     $12.31        57
IVY FUNDS VIP SMALL CAP GROWTH.........................  1.55%   COMMON SHARES     $12.21         7
IVY FUNDS VIP SMALL CAP GROWTH.........................  1.65%   COMMON SHARES     $12.17        35
IVY FUNDS VIP SMALL CAP GROWTH.........................  1.70%   COMMON SHARES     $12.15        --

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO....  1.30%   SERVICE SHARES    $12.05       494
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO....  1.55%   SERVICE SHARES    $11.96        76
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO....  1.65%   SERVICE SHARES    $11.92       246
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO....  1.70%   SERVICE SHARES    $11.90        17

LORD ABBETT SERIES FUND-BOND DEBENTURE PORTFOLIO.......  1.30%     VC SHARES       $11.17        54
LORD ABBETT SERIES FUND-BOND DEBENTURE PORTFOLIO.......  1.55%     VC SHARES       $11.12        22
LORD ABBETT SERIES FUND-BOND DEBENTURE PORTFOLIO.......  1.65%     VC SHARES       $11.10        43
LORD ABBETT SERIES FUND-BOND DEBENTURE PORTFOLIO.......  1.70%     VC SHARES       $11.08         7

LORD ABBETT SERIES FUND-CLASSIC STOCK PORTFOLIO........  1.30%     VC SHARES       $ 9.89        60
LORD ABBETT SERIES FUND-CLASSIC STOCK PORTFOLIO........  1.55%     VC SHARES       $ 9.84         4
LORD ABBETT SERIES FUND-CLASSIC STOCK PORTFOLIO........  1.65%     VC SHARES       $ 9.82        18
LORD ABBETT SERIES FUND-CLASSIC STOCK PORTFOLIO........  1.70%     VC SHARES       $ 9.81        --

LORD ABBETT SERIES FUND-GROWTH OPPORTUNITIES PORTFOLIO.  1.30%     VC SHARES       $ 9.36        23
LORD ABBETT SERIES FUND-GROWTH OPPORTUNITIES PORTFOLIO.  1.55%     VC SHARES       $ 9.32         3
LORD ABBETT SERIES FUND-GROWTH OPPORTUNITIES PORTFOLIO.  1.65%     VC SHARES       $ 9.30         2
LORD ABBETT SERIES FUND-GROWTH OPPORTUNITIES PORTFOLIO.  1.70%     VC SHARES       $ 9.29         1

MFS(R) INTERNATIONAL VALUE PORTFOLIO...................  1.30%   SERVICE CLASS     $12.01       313
MFS(R) INTERNATIONAL VALUE PORTFOLIO...................  1.55%   SERVICE CLASS     $11.92        52
MFS(R) INTERNATIONAL VALUE PORTFOLIO...................  1.65%   SERVICE CLASS     $11.88       135
MFS(R) INTERNATIONAL VALUE PORTFOLIO...................  1.70%   SERVICE CLASS     $11.86        17
MFS(R) INVESTORS GROWTH STOCK SERIES...................  1.30%   SERVICE CLASS     $13.18        22
MFS(R) INVESTORS GROWTH STOCK SERIES...................  1.55%   SERVICE CLASS     $13.08         3
MFS(R) INVESTORS GROWTH STOCK SERIES...................  1.65%   SERVICE CLASS     $13.04         8
MFS(R) INVESTORS GROWTH STOCK SERIES...................  1.70%   SERVICE CLASS     $13.02        --

MFS(R) INVESTORS TRUST SERIES..........................  1.30%   SERVICE CLASS     $12.75        15
MFS(R) INVESTORS TRUST SERIES..........................  1.55%   SERVICE CLASS     $12.65         2
MFS(R) INVESTORS TRUST SERIES..........................  1.65%   SERVICE CLASS     $12.61         4
MFS(R) INVESTORS TRUST SERIES..........................  1.70%   SERVICE CLASS     $12.59        --

MFS(R) TECHNOLOGY PORTFOLIO............................  1.30%   SERVICE CLASS     $13.69        56
MFS(R) TECHNOLOGY PORTFOLIO............................  1.55%   SERVICE CLASS     $13.59         4

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                       -------- --------------- ---------- -----------
MFS(R) TECHNOLOGY PORTFOLIO...........................  1.65%    SERVICE CLASS    $13.54        24
MFS(R) TECHNOLOGY PORTFOLIO...........................  1.70%    SERVICE CLASS    $13.52        --

MFS(R) UTILITIES SERIES...............................  1.30%    SERVICE CLASS    $13.86       109
MFS(R) UTILITIES SERIES...............................  1.55%    SERVICE CLASS    $13.75        15
MFS(R) UTILITIES SERIES...............................  1.65%    SERVICE CLASS    $13.71        59
MFS(R) UTILITIES SERIES...............................  1.70%    SERVICE CLASS    $13.68        12

MULTIMANAGER AGGRESSIVE EQUITY........................  1.30%          B          $12.30         4
MULTIMANAGER AGGRESSIVE EQUITY........................  1.55%          B          $53.41         1
MULTIMANAGER AGGRESSIVE EQUITY........................  1.65%          B          $12.01         4

MULTIMANAGER INTERNATIONAL EQUITY.....................  1.30%          B          $13.56         9
MULTIMANAGER INTERNATIONAL EQUITY.....................  1.55%          B          $12.15         3
MULTIMANAGER INTERNATIONAL EQUITY.....................  1.65%          B          $13.13         2

MULTIMANAGER LARGE CAP VALUE..........................  1.30%          B          $14.16         6
MULTIMANAGER LARGE CAP VALUE..........................  1.55%          B          $12.73         5
MULTIMANAGER LARGE CAP VALUE..........................  1.65%          B          $13.71         6

MULTIMANAGER MID CAP GROWTH...........................  1.30%          B          $15.01         8
MULTIMANAGER MID CAP GROWTH...........................  1.55%          B          $11.90         1
MULTIMANAGER MID CAP GROWTH...........................  1.65%          B          $14.53        10
MULTIMANAGER MID CAP GROWTH...........................  1.70%          B          $11.70         1

MULTIMANAGER MID CAP VALUE............................  1.30%          B          $15.94         4
MULTIMANAGER MID CAP VALUE............................  1.55%          B          $14.43         2
MULTIMANAGER MID CAP VALUE............................  1.65%          B          $15.44         3
MULTIMANAGER MID CAP VALUE............................  1.70%          B          $14.19         1

MULTIMANAGER SMALL CAP VALUE..........................  1.30%          B          $12.93         5
MULTIMANAGER SMALL CAP VALUE..........................  1.55%          B          $16.47         1
MULTIMANAGER SMALL CAP VALUE..........................  1.65%          B          $12.55         3

MUTUAL SHARES SECURITIES FUND.........................  1.30%       CLASS 2       $11.83        51
MUTUAL SHARES SECURITIES FUND.........................  1.55%       CLASS 2       $11.74         1
MUTUAL SHARES SECURITIES FUND.........................  1.65%       CLASS 2       $11.70        22

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.30%    ADVISOR CLASS    $12.27       144
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.55%    ADVISOR CLASS    $12.18        12
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.65%    ADVISOR CLASS    $12.14        88
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.70%    ADVISOR CLASS    $12.12         5

PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.30%    ADVISOR CLASS    $13.55       123
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.55%    ADVISOR CLASS    $13.44        23
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.65%    ADVISOR CLASS    $13.40        89
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.70%    ADVISOR CLASS    $13.37        27

PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.30%    ADVISOR CLASS    $12.56       685
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.55%    ADVISOR CLASS    $12.46        77

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2012

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                       -------- --------------- ---------- -----------
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.65%   ADVISOR CLASS     $12.42       416
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.70%   ADVISOR CLASS     $12.40        86

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.30%   ADVISOR CLASS     $11.75       993
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.55%   ADVISOR CLASS     $11.66       187
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.65%   ADVISOR CLASS     $11.62       694
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.70%   ADVISOR CLASS     $11.60       156

PROFUND VP BIOTECHNOLOGY..............................  1.30%   COMMON SHARES     $15.29        39
PROFUND VP BIOTECHNOLOGY..............................  1.55%   COMMON SHARES     $15.17        17
PROFUND VP BIOTECHNOLOGY..............................  1.65%   COMMON SHARES     $15.12        20
PROFUND VP BIOTECHNOLOGY..............................  1.70%   COMMON SHARES     $15.09         1

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO II............  1.30%      CLASS II       $16.89       126
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO II............  1.55%      CLASS II       $16.75        23
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO II............  1.65%      CLASS II       $16.70        49
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO II............  1.70%      CLASS II       $16.67        46

TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.30%      CLASS 2        $11.09        30
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.55%      CLASS 2        $11.00         8
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.65%      CLASS 2        $10.96        23
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.70%      CLASS 2        $10.95        --

TEMPLETON FOREIGN SECURITIES FUND.....................  1.30%      CLASS 2        $11.10        30
TEMPLETON FOREIGN SECURITIES FUND.....................  1.55%      CLASS 2        $11.01         1
TEMPLETON FOREIGN SECURITIES FUND.....................  1.65%      CLASS 2        $10.98        13
TEMPLETON FOREIGN SECURITIES FUND.....................  1.70%      CLASS 2        $10.96         2

TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.30%      CLASS 2        $12.62       615
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.55%      CLASS 2        $12.52        89
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.65%      CLASS 2        $12.48       379
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.70%      CLASS 2        $12.46        44

TEMPLETON GROWTH SECURITIES FUND......................  1.30%      CLASS 2        $11.30        14
TEMPLETON GROWTH SECURITIES FUND......................  1.55%      CLASS 2        $11.21        --
TEMPLETON GROWTH SECURITIES FUND......................  1.65%      CLASS 2        $11.18         3

VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.30%   CLASS S SHARES    $10.95       372
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.55%   CLASS S SHARES    $10.86        35
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.65%   CLASS S SHARES    $10.83        92
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.70%   CLASS S SHARES    $10.81        82

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, risk, financial accounting and other expenses related to the Variable Investment Options.
** Share class reflects the shares of the Portfolio that the Variable
   Investment Options invest in, as further described in Note 5 of these financial statements.
+ Variable Investment Options where Units Outstanding are less than 500 are denoted by a -.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                                                       ALLIANCEBERNSTEIN VPS
                                                                   7TWELVE BALANCED ALL ASSET GROWTH-     BALANCED WEALTH
                                                                    PORTFOLIO (1)      ALT 20* (1)    STRATEGY PORTFOLIO** (1)
                                                                   ---------------- ----------------- ------------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $     --          $14,324              $ 8,840
  Expenses:
   Asset-based charges............................................       67,824            5,384                6,049
                                                                       --------          -------              -------

NET INVESTMENT INCOME (LOSS)......................................      (67,824)           8,940                2,791
                                                                       --------          -------              -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       15,468            2,900                2,677
   Realized gain distribution from The Trusts.....................           --           20,940                   --
                                                                       --------          -------              -------
  Net realized gain (loss)........................................       15,468           23,840                2,677
                                                                       --------          -------              -------

  Change in unrealized appreciation (depreciation) of investments.      442,817           12,828               51,642
                                                                       --------          -------              -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      458,285           36,668               54,319
                                                                       --------          -------              -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................     $390,461          $45,608              $57,110
                                                                       ========          =======              =======

                                                                   ALLIANCEBERNSTEIN VPS AMERICAN CENTURY
                                                                   INTERNATIONAL GROWTH  VP MID CAP VALUE AXA AGGRESSIVE
                                                                      PORTFOLIO** (1)        FUND (1)     ALLOCATION* (1)
                                                                   --------------------- ---------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................        $ 2,614            $ 17,044         $18,755
  Expenses:
   Asset-based charges............................................          2,349              10,102           5,043
                                                                          -------            --------         -------

NET INVESTMENT INCOME (LOSS)......................................            265               6,942          13,712
                                                                          -------            --------         -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          1,892               3,775          13,293
   Realized gain distribution from The Trusts.....................             --                  --          22,928
                                                                          -------            --------         -------
  Net realized gain (loss)........................................          1,892               3,775          36,221
                                                                          -------            --------         -------

  Change in unrealized appreciation (depreciation) of investments.         32,130              99,453           1,661
                                                                          -------            --------         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............         34,022             103,228          37,882
                                                                          -------            --------         -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................        $34,287            $110,170         $51,594
                                                                          =======            ========         =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
** Denotes Variable Investment Options that invest in shares of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                   AXA AGGRESSIVE AXA BALANCED  AXA CONSERVATIVE
                                                                    STRATEGY*(1)  STRATEGY*(1) GROWTH STRATEGY*(1)
                                                                   -------------- ------------ -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $1,135,897    $1,227,623      $  843,055
  Expenses:
   Asset-based charges............................................      489,012       648,464         434,833
                                                                     ----------    ----------      ----------

NET INVESTMENT INCOME (LOSS)......................................      646,885       579,159         408,222
                                                                     ----------    ----------      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       77,195        48,392          34,439
   Realized gain distribution from The Trusts.....................        1,145            --              --
                                                                     ----------    ----------      ----------
  Net realized gain (loss)........................................       78,340        48,392          34,439
                                                                     ----------    ----------      ----------

  Change in unrealized appreciation (depreciation) of investments.    2,321,496     1,724,949         846,873
                                                                     ----------    ----------      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    2,399,836     1,773,341         881,312
                                                                     ----------    ----------      ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................   $3,046,721    $2,352,500      $1,289,534
                                                                     ==========    ==========      ==========

                                                                   AXA CONSERVATIVE  AXA GROWTH   AXA MODERATE
                                                                     STRATEGY*(1)   STRATEGY*(1) ALLOCATION*(1)
                                                                   ---------------- ------------ --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $577,202      $1,111,713     $ 57,322
  Expenses:
   Asset-based charges............................................      292,758         587,660       34,544
                                                                       --------      ----------     --------

NET INVESTMENT INCOME (LOSS)......................................      284,444         524,053       22,778
                                                                       --------      ----------     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       41,743         153,955       15,461
   Realized gain distribution from The Trusts.....................           --              --       60,584
                                                                       --------      ----------     --------
  Net realized gain (loss)........................................       41,743         153,955       76,045
                                                                       --------      ----------     --------

  Change in unrealized appreciation (depreciation) of investments.       29,478       2,675,867       95,605
                                                                       --------      ----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       71,221       2,829,822      171,650
                                                                       --------      ----------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................     $355,665      $3,353,875     $194,428
                                                                       ========      ==========     ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                                                          AXA ULTRA
                                                                      AXA MODERATE     AXA MODERATE-PLUS CONSERVATIVE
                                                                   GROWTH STRATEGY*(1)  ALLOCATION*(1)   STRATEGY*(1)
..                                                                  ------------------- ----------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $2,021,918          $ 34,523          $257
  Expenses:
   Asset-based charges............................................      1,148,393            20,012           164
                                                                       ----------          --------          ----

NET INVESTMENT INCOME (LOSS)......................................        873,525            14,511            93
                                                                       ----------          --------          ----

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         70,310            13,181            56
   Realized gain distribution from The Trusts.....................             --            57,031           562
                                                                       ----------          --------          ----
  Net realized gain (loss)........................................         70,310            70,212           618
                                                                       ----------          --------          ----

  Change in unrealized appreciation (depreciation) of investments.      4,704,827            76,473            (4)
                                                                       ----------          --------          ----

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      4,775,137           146,685           614
                                                                       ----------          --------          ----

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................     $5,648,662          $161,196          $707
                                                                       ==========          ========          ====

                                                                                           BLACKROCK LARGE EQ/ALLIANCEBERNSTEIN
                                                                      BLACKROCK GLOBAL     CAP GROWTH V.I.    DYNAMIC WEALTH
                                                                   ALLOCATION V.I. FUND(1)     FUND(1)        STRATEGIES*(1)
..                                                                  ----------------------- --------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................        $109,831            $ 13,597          $  793,344
  Expenses:
   Asset-based charges............................................          30,909               4,390             893,011
                                                                          --------            --------          ----------

NET INVESTMENT INCOME (LOSS)......................................          78,922               9,207             (99,667)
                                                                          --------            --------          ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          15,364               3,518              70,431
   Realized gain distribution from The Trusts.....................          24,310              84,038             876,923
                                                                          --------            --------          ----------
  Net realized gain (loss)........................................          39,674              87,556             947,354
                                                                          --------            --------          ----------

  Change in unrealized appreciation (depreciation) of investments.         102,141             (90,225)          4,034,893
                                                                          --------            --------          ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............         141,815              (2,669)          4,982,247
                                                                          --------            --------          ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................        $220,737            $  6,538          $4,882,580
                                                                          ========            ========          ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                   EQ/ALLIANCEBERNSTEIN EQ/AXA FRANKLIN EQ/BLACKROCK
                                                                        SMALL CAP       SMALL CAP VALUE BASIC VALUE
                                                                        GROWTH*(1)         CORE*(1)      EQUITY*(1)
                                                                   -------------------- --------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $  4,789           $ 2,401       $101,934
  Expenses:
   Asset-based charges............................................          8,238             1,329         30,097
                                                                         --------           -------       --------

NET INVESTMENT INCOME (LOSS)......................................         (3,449)            1,072         71,837
                                                                         --------           -------       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          8,892             1,279          7,146
   Realized gain distribution from The Trusts.....................        115,509                --             --
                                                                         --------           -------       --------
  Net realized gain (loss)........................................        124,401             1,279          7,146
                                                                         --------           -------       --------

  Change in unrealized appreciation (depreciation) of investments.        (40,280)           19,203        181,854
                                                                         --------           -------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............         84,121            20,482        189,000
                                                                         --------           -------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................       $ 80,672           $21,554       $260,837
                                                                         ========           =======       ========

                                                                      EQ/BOSTON     EQ/CAPITAL
                                                                   ADVISORS EQUITY   GUARDIAN   EQ/COMMON STOCK
                                                                     INCOME*(1)    RESEARCH*(1)    INDEX*(1)
                                                                   --------------- ------------ ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $52,738       $ 4,399        $13,233
  Expenses:
   Asset-based charges............................................      10,512         1,958          3,909
                                                                       -------       -------        -------

NET INVESTMENT INCOME (LOSS)......................................      42,226         2,441          9,324
                                                                       -------       -------        -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       4,157         7,324          1,436
   Realized gain distribution from The Trusts.....................      32,009            --             --
                                                                       -------       -------        -------
  Net realized gain (loss)........................................      36,166         7,324          1,436
                                                                       -------       -------        -------

  Change in unrealized appreciation (depreciation) of investments.      19,010        12,815         20,156
                                                                       -------       -------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      55,176        20,139         21,592
                                                                       -------       -------        -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................     $97,402       $22,580        $30,916
                                                                       =======       =======        =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012


                                                                   EQ/CORE BOND EQ/DAVIS NEW YORK EQ/EQUITY 500 EQ/FRANKLIN CORE
                                                                    INDEX*(1)      VENTURE*(1)      INDEX*(1)     BALANCED*(1)
                                                                   ------------ ----------------- ------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 39,257        $12,208        $ 96,482        $11,758
  Expenses:
   Asset-based charges............................................     12,135          5,741          25,352          1,115
                                                                     --------        -------        --------        -------

NET INVESTMENT INCOME (LOSS)......................................     27,122          6,467          71,130         10,643
                                                                     --------        -------        --------        -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      2,252          7,187          13,320            870
   Realized gain distribution from The Trusts.....................         --             --           2,428             --
                                                                     --------        -------        --------        -------
  Net realized gain (loss)........................................      2,252          7,187          15,748            870
                                                                     --------        -------        --------        -------

  Change in unrealized appreciation (depreciation) of investments.    (24,805)        24,373          50,703         (6,089)
                                                                     --------        -------        --------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (22,553)        31,560          66,451         (5,219)
                                                                     --------        -------        --------        -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................   $  4,569        $38,027        $137,581        $ 5,424
                                                                     ========        =======        ========        =======

                                                                    EQ/FRANKLIN
                                                                     TEMPLETON      EQ/GAMCO MERGERS
                                                                   ALLOCATION*(1) AND ACQUISITIONS*(1)
                                                                   -------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $6,400           $    --
  Expenses:
   Asset-based charges............................................      1,093             2,700
                                                                       ------           -------

NET INVESTMENT INCOME (LOSS)......................................      5,307            (2,700)
                                                                       ------           -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        249               142
   Realized gain distribution from The Trusts.....................         --            11,855
                                                                       ------           -------
  Net realized gain (loss)........................................        249            11,997
                                                                       ------           -------

  Change in unrealized appreciation (depreciation) of investments.      4,157             3,594
                                                                       ------           -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      4,406            15,591
                                                                       ------           -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................     $9,713           $12,891
                                                                       ======           =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                    EQ/GAMCO SMALL   EQ/GLOBAL BOND EQ/GLOBAL MULTI-
                                                                   COMPANY VALUE*(1)    PLUS*(1)    SECTOR EQUITY*(1)
                                                                   ----------------- -------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $134,544         $  9,875         $ 7,426
  Expenses:
   Asset-based charges............................................       48,273            3,641           2,861
                                                                       --------         --------         -------

NET INVESTMENT INCOME (LOSS)......................................       86,271            6,234           4,565
                                                                       --------         --------         -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       12,788              125           1,290
   Realized gain distribution from The Trusts.....................      268,808           23,255              --
                                                                       --------         --------         -------
  Net realized gain (loss)........................................      281,596           23,380           1,290
                                                                       --------         --------         -------

  Change in unrealized appreciation (depreciation) of investments.      461,191          (24,891)         31,212
                                                                       --------         --------         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      742,787           (1,511)         32,502
                                                                       --------         --------         -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................     $829,058         $  4,723         $37,067
                                                                       ========         ========         =======

                                                                     EQ/INTERMEDIATE   EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                   GOVERNMENT BOND*(1)  CORE PLUS*(1)   EQUITY INDEX*(1)
                                                                   ------------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $ 4,191           $ 3,972          $21,048
  Expenses:
   Asset-based charges............................................         8,092             1,388            3,353
                                                                         -------           -------          -------

NET INVESTMENT INCOME (LOSS)......................................        (3,901)            2,584           17,695
                                                                         -------           -------          -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................           175             3,098            3,605
   Realized gain distribution from The Trusts.....................         6,754                --               --
                                                                         -------           -------          -------
  Net realized gain (loss)........................................         6,929             3,098            3,605
                                                                         -------           -------          -------

  Change in unrealized appreciation (depreciation) of investments.        (9,608)           19,333           48,329
                                                                         -------           -------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        (2,679)           22,431           51,934
                                                                         -------           -------          -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................       $(6,580)          $25,015          $69,629
                                                                         =======           =======          =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                                                        EQ/JPMORGAN
                                                                   EQ/INTERNATIONAL EQ/INTERNATIONAL       VALUE
                                                                       ETF*(1)       VALUE PLUS*(1)  OPPORTUNITIES*(1)
                                                                   ---------------- ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $10,880           $1,509           $ 6,739
  Expenses:
   Asset-based charges............................................       1,845              309             3,432
                                                                       -------           ------           -------

NET INVESTMENT INCOME (LOSS)......................................       9,035            1,200             3,307
                                                                       -------           ------           -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         336              108               586
   Realized gain distribution from The Trusts.....................      18,420               --                --
                                                                       -------           ------           -------
  Net realized gain (loss)........................................      18,756              108               586
                                                                       -------           ------           -------

  Change in unrealized appreciation (depreciation) of investments.      11,976            6,539            32,611
                                                                       -------           ------           -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      30,732            6,647            33,197
                                                                       -------           ------           -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................     $39,767           $7,847           $36,504
                                                                       =======           ======           =======

                                                                     EQ/LARGE CAP    EQ/LARGE CAP    EQ/LARGE CAP
                                                                   GROWTH INDEX*(1) GROWTH PLUS*(1) VALUE INDEX*(1)
                                                                   ---------------- --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $22,181          $  712          $31,865
  Expenses:
   Asset-based charges............................................       8,599             517            7,512
                                                                       -------          ------          -------

NET INVESTMENT INCOME (LOSS)......................................      13,582             195           24,353
                                                                       -------          ------          -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       4,259             631            1,275
   Realized gain distribution from The Trusts.....................          --              --               --
                                                                       -------          ------          -------
  Net realized gain (loss)........................................       4,259             631            1,275
                                                                       -------          ------          -------

  Change in unrealized appreciation (depreciation) of investments.      11,434             497            9,512
                                                                       -------          ------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      15,693           1,128           10,787
                                                                       -------          ------          -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................     $29,275          $1,323          $35,140
                                                                       =======          ======          =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                                     EQ/MFS
                                                                    EQ/LARGE CAP  INTERNATIONAL
                                                                   VALUE PLUS*(1)  GROWTH*(1)   EQ/MID CAP INDEX*(1)
                                                                   -------------- ------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $2,806       $ 16,970          $19,210
  Expenses:
   Asset-based charges............................................        720          6,524            8,291
                                                                       ------       --------          -------

NET INVESTMENT INCOME (LOSS)......................................      2,086         10,446           10,919
                                                                       ------       --------          -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        116          3,430              959
                                                                       ------       --------          -------
  Net realized gain (loss)........................................        116          3,430              959
                                                                       ------       --------          -------

  Change in unrealized appreciation (depreciation) of investments.      4,378         95,214           84,273
                                                                       ------       --------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      4,494         98,644           85,232
                                                                       ------       --------          -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................     $6,580       $109,090          $96,151
                                                                       ======       ========          =======

                                                                   EQ/MID CAP VALUE                         EQ/MONTAG &
                                                                       PLUS*(1)     EQ/MONEY MARKET*(1) CALDWELL GROWTH*(1)
                                                                   ---------------- ------------------- -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 2,154           $      --            $ 8,630
  Expenses:
   Asset-based charges............................................         815             157,491              4,550
                                                                       -------           ---------            -------

NET INVESTMENT INCOME (LOSS)......................................       1,339            (157,491)             4,080
                                                                       -------           ---------            -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       2,105                  16              4,882
                                                                       -------           ---------            -------
  Net realized gain (loss)........................................       2,105                  16              4,882
                                                                       -------           ---------            -------

  Change in unrealized appreciation (depreciation) of investments.       7,373                 107              4,773
                                                                       -------           ---------            -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       9,478                 123              9,655
                                                                       -------           ---------            -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................     $10,817           $(157,368)           $13,735
                                                                       =======           =========            =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                      EQ/MORGAN
                                                                   STANLEY MID CAP EQ/MUTUAL LARGE EQ/OPPENHEIMER EQ/PIMCO ULTRA
                                                                     GROWTH*(1)    CAP EQUITY*(1)    GLOBAL*(1)   SHORT BOND*(1)
                                                                   --------------- --------------- -------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 16,136          $155          $  9,638       $ 19,224
  Expenses:
   Asset-based charges............................................      16,011            68             5,210         20,637
                                                                      --------          ----          --------       --------

NET INVESTMENT INCOME (LOSS)......................................         125            87             4,428         (1,413)
                                                                      --------          ----          --------       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (1,537)            1             5,184          4,259
   Realized gain distribution from The Trusts.....................      44,096            --                --             --
                                                                      --------          ----          --------       --------
  Net realized gain (loss)........................................      42,559             1             5,184          4,259
                                                                      --------          ----          --------       --------

  Change in unrealized appreciation (depreciation) of investments.      57,405           233            94,534        (12,053)
                                                                      --------          ----          --------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      99,964           234            99,718         (7,794)
                                                                      --------          ----          --------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................    $100,089          $321          $104,146       $ (9,207)
                                                                      ========          ====          ========       ========

                                                                   EQ/SMALL COMPANY EQ/T. ROWE PRICE
                                                                      INDEX*(1)     GROWTH STOCK*(1)
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 32,927         $     --
  Expenses:
   Asset-based charges............................................       10,222           22,003
                                                                       --------         --------

NET INVESTMENT INCOME (LOSS)......................................       22,705          (22,003)
                                                                       --------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        9,688            7,501
   Realized gain distribution from The Trusts.....................      129,487               --
                                                                       --------         --------
  Net realized gain (loss)........................................      139,175            7,501
                                                                       --------         --------

  Change in unrealized appreciation (depreciation) of investments.      (85,337)         121,297
                                                                       --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       53,838          128,798
                                                                       --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................     $ 76,543         $106,795
                                                                       ========         ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012


                                                                     EQ/TEMPLETON    EQ/VAN KAMPEN  EQ/WELLS FARGO
                                                                   GLOBAL EQUITY*(1) COMSTOCK*(1)  OMEGA GROWTH*(1)
                                                                   ----------------- ------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $ 6,253         $ 5,603        $    987
  Expenses:
   Asset-based charges............................................        1,660           1,691          31,950
                                                                        -------         -------        --------

NET INVESTMENT INCOME (LOSS)......................................        4,593           3,912         (30,963)
                                                                        -------         -------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        2,272           2,737           7,635
   Realized gain distribution from The Trusts.....................           --              --         200,905
                                                                        -------         -------        --------
  Net realized gain (loss)........................................        2,272           2,737         208,540
                                                                        -------         -------        --------

  Change in unrealized appreciation (depreciation) of investments.       19,809          12,290          68,572
                                                                        -------         -------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       22,081          15,027         277,112
                                                                        -------         -------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................      $26,674         $18,939        $246,149
                                                                        =======         =======        ========

                                                                   FIDELITY(R) VIP                     FIDELITY(R) VIP
                                                                    CONTRAFUND(R)  FIDELITY(R) VIP MID STRATEGIC INCOME
                                                                    PORTFOLIO(1)    CAP PORTFOLIO(1)     PORTFOLIO(1)
                                                                   --------------- ------------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 77,797          $   9,888          $176,407
  Expenses:
   Asset-based charges............................................      30,995             11,516            24,372
                                                                      --------          ---------          --------

NET INVESTMENT INCOME (LOSS)......................................      46,802             (1,628)          152,035
                                                                      --------          ---------          --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      11,441              7,024             1,931
   Realized gain distribution from The Trusts.....................          --            208,802            47,951
                                                                      --------          ---------          --------
  Net realized gain (loss)........................................      11,441            215,826            49,882
                                                                      --------          ---------          --------

  Change in unrealized appreciation (depreciation) of investments.     135,663           (111,787)          (68,250)
                                                                      --------          ---------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     147,104            104,039           (18,368)
                                                                      --------          ---------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................    $193,906          $ 102,411          $133,667
                                                                      ========          =========          ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                     FIRST TRUST/DOW                            FRANKLIN
                                                                     JONES DIVIDEND &    FRANKLIN INCOME    STRATEGIC INCOME
                                                                   INCOME ALLOCATION(1) SECURITIES FUND(1) SECURITIES FUND(1)
                                                                   -------------------- ------------------ ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................        $6,838             $ 7,601            $ 29,984
  Expenses:
   Asset-based charges............................................         2,279              15,099              18,965
                                                                          ------             -------            --------

NET INVESTMENT INCOME (LOSS)......................................         4,559              (7,498)             11,019
                                                                          ------             -------            --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         2,424               4,715                (965)
   Realized gain distribution from The Trusts.....................            --                  --                 504
                                                                          ------             -------            --------
  Net realized gain (loss)........................................         2,424               4,715                (461)
                                                                          ------             -------            --------

  Change in unrealized appreciation (depreciation) of investments.           859              67,848             125,128
                                                                          ------             -------            --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............         3,283              72,563             124,667
                                                                          ------             -------            --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................        $7,842             $65,065            $135,686
                                                                          ======             =======            ========

                                                                   FRANKLIN TEMPLETON   GOLDMAN SACHS     INVESCO V.I.
                                                                   VIP FOUNDING FUNDS VIT MID CAP VALUE   DIVERSIFIED
                                                                   ALLOCATION FUND(1)      FUND(1)      DIVIDEND FUND(1)
                                                                   ------------------ ----------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $    --            $14,742          $ 7,266
  Expenses:
   Asset-based charges............................................        1,171              6,918            3,888
                                                                        -------            -------          -------

NET INVESTMENT INCOME (LOSS)......................................       (1,171)             7,824            3,378
                                                                        -------            -------          -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        3,350              5,571            1,431
   Realized gain distribution from The Trusts.....................           --                 --               --
                                                                        -------            -------          -------
  Net realized gain (loss)........................................        3,350              5,571            1,431
                                                                        -------            -------          -------

  Change in unrealized appreciation (depreciation) of investments.       14,667             72,836           28,820
                                                                        -------            -------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       18,017             78,407           30,251
                                                                        -------            -------          -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................      $16,846            $86,231          $33,629
                                                                        =======            =======          =======

-----------
The accompanying notes are an integral part of these financial statements.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                                                          INVESCO V.I.
                                                                   INVESCO V.I. GLOBAL INVESCO V.I. HIGH INTERNATIONAL
                                                                   REAL ESTATE FUND(1)   YIELD FUND(1)   GROWTH FUND(1)
                                                                   ------------------- ----------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $ 12,461           $ 76,191         $ 19,495
  Expenses:
   Asset-based charges............................................        22,661             11,793           12,029
                                                                        --------           --------         --------

NET INVESTMENT INCOME (LOSS)......................................       (10,200)            64,398            7,466
                                                                        --------           --------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         3,106              1,732              455
   Realized gain distribution from The Trusts.....................            --                 --               --
                                                                        --------           --------         --------
  Net realized gain (loss)........................................         3,106              1,732              455
                                                                        --------           --------         --------

  Change in unrealized appreciation (depreciation) of investments.       387,974             47,775          158,945
                                                                        --------           --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       391,080             49,507          159,400
                                                                        --------           --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................      $380,880           $113,905         $166,866
                                                                        ========           ========         ========

                                                                   INVESCO V.I. MID CAP INVESCO V.I. SMALL IVY FUNDS VIP ASSET
                                                                   CORE EQUITY FUND(1)  CAP EQUITY FUND(1)     STRATEGY(1)
                                                                   -------------------- ------------------ -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $    --             $    --            $  1,022
  Expenses:
   Asset-based charges............................................         2,889               2,122              19,086
                                                                         -------             -------            --------

NET INVESTMENT INCOME (LOSS)......................................        (2,889)             (2,122)            (18,064)
                                                                         -------             -------            --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................            36               1,392               6,978
   Realized gain distribution from The Trusts.....................         3,461                  --                  --
                                                                         -------             -------            --------
  Net realized gain (loss)........................................         3,497               1,392               6,978
                                                                         -------             -------            --------

  Change in unrealized appreciation (depreciation) of investments.        26,207              28,441             289,497
                                                                         -------             -------            --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        29,704              29,833             296,475
                                                                         -------             -------            --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................       $26,815             $27,711            $278,411
                                                                         =======             =======            ========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                    IVY FUNDS VIP                 IVY FUNDS VIP
                                                                       DIVIDEND     IVY FUNDS VIP GLOBAL NATURAL
                                                                   OPPORTUNITIES(1)   ENERGY(1)    RESOURCES(1)
                                                                   ---------------- ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $    68         $    --       $    --
  Expenses:
   Asset-based charges............................................       3,915           6,915         4,952
                                                                       -------         -------       -------

NET INVESTMENT INCOME (LOSS)......................................      (3,847)         (6,915)       (4,952)
                                                                       -------         -------       -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       6,773           2,213         1,442
   Realized gain distribution from The Trusts.....................          --              --           209
                                                                       -------         -------       -------
  Net realized gain (loss)........................................       6,773           2,213         1,651
                                                                       -------         -------       -------

  Change in unrealized appreciation (depreciation) of investments.      15,326          59,627        52,543
                                                                       -------         -------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      22,099          61,840        54,194
                                                                       -------         -------       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................     $18,252         $54,925       $49,242
                                                                       =======         =======       =======

                                                                                                        IVY FUNDS VIP
                                                                   IVY FUNDS VIP HIGH IVY FUNDS VIP MID  SCIENCE AND
                                                                       INCOME(1)        CAP GROWTH(1)   TECHNOLOGY(1)
                                                                   ------------------ ----------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $  4,384          $     --        $     --
  Expenses:
   Asset-based charges............................................        43,740            12,305          12,940
                                                                        --------          --------        --------

NET INVESTMENT INCOME (LOSS)......................................       (39,356)          (12,305)        (12,940)
                                                                        --------          --------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        10,249               852           9,018
   Realized gain distribution from The Trusts.....................            --             2,251             109
                                                                        --------          --------        --------
  Net realized gain (loss)........................................        10,249             3,103           9,127
                                                                        --------          --------        --------

  Change in unrealized appreciation (depreciation) of investments.       408,739           155,228         149,934
                                                                        --------          --------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       418,988           158,331         159,061
                                                                        --------          --------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................      $379,632          $146,026        $146,121
                                                                        ========          ========        ========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012


                                                                                                             LORD ABBETT
                                                                                        LAZARD RETIREMENT  SERIES FUND-BOND
                                                                   IVY FUNDS VIP SMALL  EMERGING MARKETS      DEBENTURE
                                                                      CAP GROWTH(1)    EQUITY PORTFOLIO(1)   PORTFOLIO(1)
                                                                   ------------------- ------------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $    --            $144,512           $ 74,677
  Expenses:
   Asset-based charges............................................         5,550              40,152              5,969
                                                                         -------            --------           --------

NET INVESTMENT INCOME (LOSS)......................................        (5,550)            104,360             68,708
                                                                         -------            --------           --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          (385)              9,149              4,330
   Realized gain distribution from The Trusts.....................           864             104,918             15,962
                                                                         -------            --------           --------
  Net realized gain (loss)........................................           479             114,067             20,292
                                                                         -------            --------           --------

  Change in unrealized appreciation (depreciation) of investments.         1,275             575,369            (47,925)
                                                                         -------            --------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............         1,754             689,436            (27,633)
                                                                         -------            --------           --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................       $(3,796)           $793,796           $ 41,075
                                                                         =======            ========           ========

                                                                                  LORD ABBETT
                                                                    LORD ABBETT  SERIES FUND-
                                                                   SERIES FUND-     GROWTH
                                                                   CLASSIC STOCK OPPORTUNITIES MFS(R) INTERNATIONAL
                                                                   PORTFOLIO(1)  PORTFOLIO(1)   VALUE PORTFOLIO(1)
                                                                   ------------- ------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 7,841       $   345          $ 27,966
  Expenses:
   Asset-based charges............................................      3,038         1,433            25,613
                                                                      -------       -------          --------

NET INVESTMENT INCOME (LOSS)......................................      4,803        (1,088)            2,353
                                                                      -------       -------          --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      4,222           (27)           17,457
   Realized gain distribution from The Trusts.....................         --        13,949                --
                                                                      -------       -------          --------
  Net realized gain (loss)........................................      4,222        13,922            17,457
                                                                      -------       -------          --------

  Change in unrealized appreciation (depreciation) of investments.     12,469        (5,232)          268,519
                                                                      -------       -------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     16,691         8,690           285,976
                                                                      -------       -------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................    $21,494       $ 7,602          $288,329
                                                                      =======       =======          ========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012


                                                                   MFS(R) INVESTORS
                                                                     GROWTH STOCK   MFS(R) INVESTORS MFS(R) TECHNOLOGY
                                                                      SERIES(1)     TRUST SERIES(1)    PORTFOLIO(1)
                                                                   ---------------- ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $   389          $   730           $    --
  Expenses:
   Asset-based charges............................................       1,900            1,109             4,497
                                                                       -------          -------           -------

NET INVESTMENT INCOME (LOSS)......................................      (1,511)            (379)           (4,497)
                                                                       -------          -------           -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       1,876              183             1,485
   Realized gain distribution from The Trusts.....................       8,584               --                --
                                                                       -------          -------           -------
  Net realized gain (loss)........................................      10,460              183             1,485
                                                                       -------          -------           -------

  Change in unrealized appreciation (depreciation) of investments.       8,910           10,824            30,193
                                                                       -------          -------           -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      19,370           11,007            31,678
                                                                       -------          -------           -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................     $17,859          $10,628           $27,181
                                                                       =======          =======           =======

                                                                                                          MULTIMANAGER
                                                                   MFS(R) UTILITIES     MULTIMANAGER      INTERNATIONAL
                                                                      SERIES(1)     AGGRESSIVE EQUITY*(1)  EQUITY*(1)
                                                                   ---------------- --------------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $48,195             $  290            $ 2,207
  Expenses:
   Asset-based charges............................................      10,659                861                980
                                                                       -------             ------            -------

NET INVESTMENT INCOME (LOSS)......................................      37,536               (571)             1,227
                                                                       -------             ------            -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       6,408              2,434              6,825
   Realized gain distribution from The Trusts.....................          --                 --                 --
                                                                       -------             ------            -------
  Net realized gain (loss)........................................       6,408              2,434              6,825
                                                                       -------             ------            -------

  Change in unrealized appreciation (depreciation) of investments.      54,848              4,884             12,083
                                                                       -------             ------            -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      61,256              7,318             18,908
                                                                       -------             ------            -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................     $98,792             $6,747            $20,135
                                                                       =======             ======            =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012




                                                                   MULTIMANAGER LARGE MULTIMANAGER MID MULTIMANAGER MID
                                                                     CAP VALUE*(1)     CAP GROWTH*(1)   CAP VALUE*(1)
                                                                   ------------------ ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $ 2,526           $    --           $  398
  Expenses:
   Asset-based charges............................................        1,446             1,265              567
                                                                        -------           -------           ------

NET INVESTMENT INCOME (LOSS)......................................        1,080            (1,265)            (169)
                                                                        -------           -------           ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        4,725             1,470            1,390
   Realized gain distribution from The Trusts.....................           --                --               --
                                                                        -------           -------           ------
  Net realized gain (loss)........................................        4,725             1,470            1,390
                                                                        -------           -------           ------

  Change in unrealized appreciation (depreciation) of investments.        9,614            11,498            6,923
                                                                        -------           -------           ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       14,339            12,968            8,313
                                                                        -------           -------           ------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................      $15,419           $11,703           $8,144
                                                                        =======           =======           ======

                                                                                                         PIMCO VARIABLE INSURANCE
                                                                                                                  TRUST
                                                                   MULTIMANAGER SMALL   MUTUAL SHARES     COMMODITYREALRETURN(R)
                                                                     CAP VALUE*(1)    SECURITIES FUND(1)  STRATEGY PORTFOLIO(1)
                                                                   ------------------ ------------------ ------------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $  648            $ 9,325              $  27,206
  Expenses:
   Asset-based charges............................................          621              4,457                 12,436
                                                                         ------            -------              ---------

NET INVESTMENT INCOME (LOSS)......................................           27              4,868                 14,770
                                                                         ------            -------              ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................           29              4,327                    863
   Realized gain distribution from The Trusts.....................           --                 --                 90,064
                                                                         ------            -------              ---------
  Net realized gain (loss)........................................           29              4,327                 90,927
                                                                         ------            -------              ---------

  Change in unrealized appreciation (depreciation) of investments.        9,383             25,653               (134,549)
                                                                         ------            -------              ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        9,412             29,980                (43,622)
                                                                         ------            -------              ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................       $9,439            $34,848              $ (28,852)
                                                                         ======            =======              =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012


                                                                                            PIMCO VARIABLE  PIMCO VARIABLE
                                                                   PIMCO VARIABLE INSURANCE INSURANCE TRUST INSURANCE TRUST
                                                                    TRUST EMERGING MARKETS    REAL RETURN    TOTAL RETURN
                                                                      BOND PORTFOLIO(1)      PORTFOLIO(1)    PORTFOLIO(1)
                                                                   ------------------------ --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................         $ 42,115            $  22,121       $ 150,036
  Expenses:
   Asset-based charges............................................           13,186               65,481          95,592
                                                                           --------            ---------       ---------

NET INVESTMENT INCOME (LOSS)......................................           28,929              (43,360)         54,444
                                                                           --------            ---------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................            5,997                7,486          21,555
   Realized gain distribution from The Trusts.....................               --              689,723         378,801
                                                                           --------            ---------       ---------
  Net realized gain (loss)........................................            5,997              697,209         400,356
                                                                           --------            ---------       ---------

  Change in unrealized appreciation (depreciation) of investments.           83,425             (536,798)       (154,944)
                                                                           --------            ---------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............           89,422              160,411         245,412
                                                                           --------            ---------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................         $118,351            $ 117,051       $ 299,856
                                                                           ========            =========       =========

                                                                                                        TEMPLETON
                                                                                     T. ROWE PRICE      DEVELOPING
                                                                      PROFUND VP    HEALTH SCIENCES      MARKETS
                                                                   BIOTECHNOLOGY(1) PORTFOLIO II(1) SECURITIES FUND(1)
                                                                   ---------------- --------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $    --         $     --          $   628
  Expenses:
   Asset-based charges............................................       3,444           15,756            2,846
                                                                       -------         --------          -------

NET INVESTMENT INCOME (LOSS)......................................      (3,444)         (15,756)          (2,218)
                                                                       -------         --------          -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       6,058           11,121            8,124
   Realized gain distribution from The Trusts.....................          --           66,784               --
                                                                       -------         --------          -------
  Net realized gain (loss)........................................       6,058           77,905            8,124
                                                                       -------         --------          -------

  Change in unrealized appreciation (depreciation) of investments.      29,821          (21,831)          44,656
                                                                       -------         --------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      35,879           56,074           52,780
                                                                       -------         --------          -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................     $32,435         $ 40,318          $50,562
                                                                       =======         ========          =======

-----------
The accompanying notes are an integral part of these financial statements.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE PERIOD ENDED DECEMBER 31, 2012


                                                                                      TEMPLETON GLOBAL
                                                                   TEMPLETON FOREIGN  BOND SECURITIES   TEMPLETON GROWTH
                                                                   SECURITIES FUND(1)     FUND(1)      SECURITIES FUND(1)
                                                                   ------------------ ---------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $ 1,605           $103,086           $  148
  Expenses:
   Asset-based charges............................................        2,108             59,047              484
                                                                        -------           --------           ------

NET INVESTMENT INCOME (LOSS)......................................         (503)            44,039             (336)
                                                                        -------           --------           ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................           85             (1,239)           1,174
   Realized gain distribution from The Trusts.....................           --              2,588               --
                                                                        -------           --------           ------
  Net realized gain (loss)........................................           85              1,349            1,174
                                                                        -------           --------           ------

  Change in unrealized appreciation (depreciation) of investments.       47,400            606,712            8,691
                                                                        -------           --------           ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       47,485            608,061            9,865
                                                                        -------           --------           ------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................      $46,982           $652,100           $9,529
                                                                        =======           ========           ======

                                                                   VAN ECK VIP GLOBAL
                                                                   HARD ASSETS FUND(1)
                                                                   -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $ 26,402
  Expenses:
   Asset-based charges............................................        27,059
                                                                        --------

NET INVESTMENT INCOME (LOSS)......................................          (657)
                                                                        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         2,451
   Realized gain distribution from The Trusts.....................        44,049
                                                                        --------
  Net realized gain (loss)........................................        46,500
                                                                        --------

  Change in unrealized appreciation (depreciation) of investments.       109,491
                                                                        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       155,991
                                                                        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................      $155,334
                                                                        ========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Commenced operations on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                                  7TWELVE
                                                                                  BALANCED        ALL ASSET
                                                                                PORTFOLIO(A)  GROWTH-ALT 20*(A)
                                                                                ------------  -----------------
                                                                                    2012            2012
                                                                                ------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    (67,824)     $   8,940
  Net realized gain (loss) on investments......................................       15,468         23,840
  Change in unrealized appreciation (depreciation) of investments..............      442,817         12,828
                                                                                ------------      ---------
  Net Increase (decrease) in net assets from operations........................      390,461         45,608
                                                                                ------------      ---------

CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:................................................
   Payments received from contractowners.......................................   15,922,224        924,933
   Transfers between Variable Investment Options including guaranteed
    interest account, net......................................................    1,860,556         14,624
   Transfers for contract benefits and terminations............................     (146,409)        (9,446)
   Contract maintenance charges................................................           --             --
                                                                                ------------      ---------
  Net increase (decrease) in net assets from contractowner transactions........   17,636,371        930,111
                                                                                ------------      ---------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 70.        1,501            101
                                                                                ------------      ---------

INCREASE (DECREASE) IN NET ASSETS..............................................   18,028,333        975,820
NET ASSETS -- BEGINNING OF PERIOD..............................................           --             --
                                                                                ------------      ---------

NET ASSETS -- END OF PERIOD.................................................... $ 18,028,333      $ 975,820
                                                                                ============      =========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --             85
  Redeemed.....................................................................           --             (4)
                                                                                ------------      ---------
  Net Increase (Decrease)......................................................           --             81
                                                                                ============      =========

UNIT ACTIVITY CLASS B
  Issued.......................................................................           --             --
  Redeemed.....................................................................           --             --
                                                                                ------------      ---------
  Net Increase (Decrease)......................................................           --             --
                                                                                ============      =========

UNIT ACTIVITY CLASS II
  Issued.......................................................................           --             --
  Redeemed.....................................................................           --             --
                                                                                ------------      ---------
  Net Increase (Decrease)......................................................           --             --
                                                                                ============      =========

UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................        1,757             --
  Redeemed.....................................................................          (34)            --
                                                                                ------------      ---------
  Net Increase (Decrease)......................................................        1,723             --
                                                                                ============      =========

                                                                                 ALLIANCEBERNSTEIN VPS  ALLIANCEBERNSTEIN VPS
                                                                                    BALANCED WEALTH         INTERNATIONAL
                                                                                STRATEGY PORTFOLIO**(A) GROWTH PORTFOLIO**(A)
                                                                                ----------------------- ---------------------
                                                                                         2012                   2012
                                                                                ----------------------- ---------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................       $     2,791             $     265
  Net realized gain (loss) on investments......................................             2,677                 1,892
  Change in unrealized appreciation (depreciation) of investments..............            51,642                32,130
                                                                                      -----------             ---------
  Net Increase (decrease) in net assets from operations........................            57,110                34,287
                                                                                      -----------             ---------

CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:................................................
   Payments received from contractowners.......................................         1,186,756               483,655
   Transfers between Variable Investment Options including guaranteed
    interest account, net......................................................           178,577                56,190
   Transfers for contract benefits and terminations............................           (15,387)               (4,503)
   Contract maintenance charges................................................                --                    --
                                                                                      -----------             ---------
  Net increase (decrease) in net assets from contractowner transactions........         1,349,946               535,342
                                                                                      -----------             ---------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 70.               399                    98
                                                                                      -----------             ---------

INCREASE (DECREASE) IN NET ASSETS..............................................         1,407,455               569,727
NET ASSETS -- BEGINNING OF PERIOD..............................................                --                    --
                                                                                      -----------             ---------

NET ASSETS -- END OF PERIOD....................................................       $ 1,407,455             $ 569,727
                                                                                      ===========             =========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................                --                    --
  Redeemed.....................................................................                --                    --
                                                                                      -----------             ---------
  Net Increase (Decrease)......................................................                --                    --
                                                                                      ===========             =========

UNIT ACTIVITY CLASS B
  Issued.......................................................................               126                    67
  Redeemed.....................................................................                (7)                  (13)
                                                                                      -----------             ---------
  Net Increase (Decrease)......................................................               119                    54
                                                                                      ===========             =========

UNIT ACTIVITY CLASS II
  Issued.......................................................................                --                    --
  Redeemed.....................................................................                --                    --
                                                                                      -----------             ---------
  Net Increase (Decrease)......................................................                --                    --
                                                                                      ===========             =========

UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................                --                    --
  Redeemed.....................................................................                --                    --
                                                                                      -----------             ---------
  Net Increase (Decrease)......................................................                --                    --
                                                                                      ===========             =========

                                                                                 AMERICAN CENTURY VP  AXA AGGRESSIVE
                                                                                MID CAP VALUE FUND(A) ALLOCATION*(A)
                                                                                --------------------- --------------
                                                                                        2012               2012
                                                                                --------------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................      $     6,942       $    13,712
  Net realized gain (loss) on investments......................................            3,775            36,221
  Change in unrealized appreciation (depreciation) of investments..............           99,453             1,661
                                                                                     -----------       -----------
  Net Increase (decrease) in net assets from operations........................          110,170            51,594
                                                                                     -----------       -----------

CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:................................................
   Payments received from contractowners.......................................        2,208,142         2,502,755
   Transfers between Variable Investment Options including guaranteed
    interest account, net......................................................          246,859          (273,687)
   Transfers for contract benefits and terminations............................          (11,626)             (169)
   Contract maintenance charges................................................               --                --
                                                                                     -----------       -----------
  Net increase (decrease) in net assets from contractowner transactions........        2,443,375         2,228,899
                                                                                     -----------       -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 70.              100                93
                                                                                     -----------       -----------

INCREASE (DECREASE) IN NET ASSETS..............................................        2,553,645         2,280,586
NET ASSETS -- BEGINNING OF PERIOD..............................................               --                --
                                                                                     -----------       -----------

NET ASSETS -- END OF PERIOD....................................................      $ 2,553,645       $ 2,280,586
                                                                                     ===========       ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................               --               222
  Redeemed.....................................................................               --               (28)
                                                                                     -----------       -----------
  Net Increase (Decrease)......................................................               --               194
                                                                                     ===========       ===========

UNIT ACTIVITY CLASS B
  Issued.......................................................................               --                --
  Redeemed.....................................................................               --                --
                                                                                     -----------       -----------
  Net Increase (Decrease)......................................................               --                --
                                                                                     ===========       ===========

UNIT ACTIVITY CLASS II
  Issued.......................................................................              190                --
  Redeemed.....................................................................               (5)               --
                                                                                     -----------       -----------
  Net Increase (Decrease)......................................................              185                --
                                                                                     ===========       ===========

UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................               --                --
  Redeemed.....................................................................               --                --
                                                                                     -----------       -----------
  Net Increase (Decrease)......................................................               --                --
                                                                                     ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                         AXA AGGRESSIVE  AXA BALANCED   AXA CONSERVATIVE
                                                                          STRATEGY*(A)   STRATEGY*(A)  GROWTH STRATEGY*(A)
                                                                         -------------- -------------  -------------------
                                                                              2012           2012             2012
                                                                         -------------- -------------  -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................... $     646,885  $     579,159     $     408,222
  Net realized gain (loss) on investments...............................        78,340         48,392            34,439
  Change in unrealized appreciation (depreciation) of investments.......     2,321,496      1,724,949           846,873
                                                                         -------------  -------------     -------------
  Net Increase (decrease) in net assets from operations.................     3,046,721      2,352,500         1,289,534
                                                                         -------------  -------------     -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................   105,437,991    144,121,930        94,886,476
   Transfers between Variable Investment Options including
    guaranteed interest account, net....................................    15,654,245     25,575,432        18,159,397
   Transfers for contract benefits and terminations.....................      (230,132)      (247,459)         (261,685)
   Contract maintenance charges.........................................          (568)            --                --
                                                                         -------------  -------------     -------------
  Net increase (decrease) in net assets from contractowner transactions.   120,861,536    169,449,903       112,784,188
                                                                         -------------  -------------     -------------
  Net increase (decrease) in amount retained by AXA in Separate
   Account No. 70.......................................................         9,001          7,200             7,201
                                                                         -------------  -------------     -------------

INCREASE (DECREASE) IN NET ASSETS.......................................   123,917,258    171,809,603       114,080,923
NET ASSETS -- BEGINNING OF PERIOD                                                   --             --                --
                                                                         -------------  -------------     -------------
NET ASSETS -- END OF PERIOD............................................. $ 123,917,258  $ 171,809,603     $ 114,080,923
                                                                         =============  =============     =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued................................................................            --             --                --
  Redeemed..............................................................            --             --                --
                                                                         -------------  -------------     -------------
  Net Increase (Decrease)...............................................            --             --                --
                                                                         =============  =============     =============

UNIT ACTIVITY CLASS B
  Issued................................................................        12,009         15,337            10,330
  Redeemed..............................................................          (175)           (91)              (71)
                                                                         -------------  -------------     -------------
  Net Increase (Decrease)...............................................        11,834         15,246            10,259
                                                                         =============  =============     =============

                                                                         AXA CONSERVATIVE   AXA GROWTH    AXA MODERATE
                                                                           STRATEGY*(A)    STRATEGY*(A)  ALLOCATION*(A)
                                                                         ---------------- -------------  --------------
                                                                               2012            2012           2012
                                                                         ---------------- -------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)..........................................   $    284,444   $     524,053   $    22,778
  Net realized gain (loss) on investments...............................         41,743         153,955        76,045
  Change in unrealized appreciation (depreciation) of investments.......         29,478       2,675,867        95,605
                                                                           ------------   -------------   -----------
  Net Increase (decrease) in net assets from operations.................        355,665       3,353,875       194,428
                                                                           ------------   -------------   -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................     62,616,861     136,767,907     6,801,276
   Transfers between Variable Investment Options including
    guaranteed interest account, net....................................     12,764,572      22,598,319       814,569
   Transfers for contract benefits and terminations.....................       (302,306)       (255,307)     (185,010)
   Contract maintenance charges.........................................           (393)           (120)           --
                                                                           ------------   -------------   -----------
  Net increase (decrease) in net assets from contractowner transactions.     75,078,734     159,110,799     7,430,835
                                                                           ------------   -------------   -----------
  Net increase (decrease) in amount retained by AXA in Separate
   Account No. 70.......................................................          4,500           7,700           601
                                                                           ------------   -------------   -----------

INCREASE (DECREASE) IN NET ASSETS.......................................     75,438,899     162,472,374     7,625,864
NET ASSETS -- BEGINNING OF PERIOD                                                    --              --            --
                                                                           ------------   -------------   -----------
NET ASSETS -- END OF PERIOD.............................................   $ 75,438,899   $ 162,472,374   $ 7,625,864
                                                                           ============   =============   ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued................................................................             --              --           723
  Redeemed..............................................................             --              --           (52)
                                                                           ------------   -------------   -----------
  Net Increase (Decrease)...............................................             --              --           671
                                                                           ============   =============   ===========

UNIT ACTIVITY CLASS B
  Issued................................................................          7,166          14,282            --
  Redeemed..............................................................           (179)           (219)           --
                                                                           ------------   -------------   -----------
  Net Increase (Decrease)...............................................          6,987          14,063            --
                                                                           ============   =============   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                                  AXA MODERATE                       AXA ULTRA
                                                                                     GROWTH        AXA MODERATE-    CONSERVATIVE
                                                                                  STRATEGY*(A)  PLUS ALLOCATION*(A) STRATEGY*(A)
                                                                                  ------------  ------------------- ------------
                                                                                      2012             2012             2012
                                                                                  ------------  ------------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................... $    873,525      $   14,511         $   93
  Net realized gain (loss) on investments........................................       70,310          70,212            618
  Change in unrealized appreciation (depreciation) of investments................    4,704,827          76,473             (4)
                                                                                  ------------      ----------         ------
  Net Increase (decrease) in net assets from operations..........................    5,648,662         161,196            707
                                                                                  ------------      ----------         ------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................  262,936,106       4,388,897             --
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................   43,960,068         189,701          1,515
   Transfers for contract benefits and terminations..............................     (490,853)       (129,388)            --
   Contract maintenance charges..................................................         (359)             --           (698)
                                                                                  ------------      ----------         ------

  Net increase (decrease) in net assets from contractowner transactions..........  306,404,962       4,449,210            817
                                                                                  ------------      ----------         ------

  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70........................................................................       14,899             599            101
                                                                                  ------------      ----------         ------

INCREASE (DECREASE) IN NET ASSETS................................................  312,068,523       4,611,005          1,625
NET ASSETS -- BEGINNING OF PERIOD................................................           --              --             --
                                                                                  ------------      ----------         ------

NET ASSETS -- END OF PERIOD...................................................... $312,068,523      $4,611,005         $1,625
                                                                                  ============      ==========         ======

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.........................................................................           --             421             --
  Redeemed.......................................................................           --             (23)            --
                                                                                  ------------      ----------         ------
  Net Increase (Decrease)........................................................           --             398             --
                                                                                  ============      ==========         ======
UNIT ACTIVITY CLASS B
  Issued.........................................................................       27,399              --             35
  Redeemed.......................................................................          (77)             --            (35)
                                                                                  ------------      ----------         ------
  Net Increase (Decrease)........................................................       27,322              --             --
                                                                                  ============      ==========         ======
UNIT ACTIVITY CLASS III
  Issued.........................................................................           --              --             --
  Redeemed.......................................................................           --              --             --
                                                                                  ------------      ----------         ------
  Net Increase (Decrease)........................................................           --              --             --
                                                                                  ============      ==========         ======

                                                                                     BLACKROCK GLOBAL     BLACKROCK LARGE CAP
                                                                                  ALLOCATION V.I. FUND(A) GROWTH V.I. FUND(A)
                                                                                  ----------------------- -------------------
                                                                                           2012                  2012
                                                                                  ----------------------- -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...................................................       $   78,922            $    9,207
  Net realized gain (loss) on investments........................................           39,674                87,556
  Change in unrealized appreciation (depreciation) of investments................          102,141               (90,225)
                                                                                        ----------            ----------
  Net Increase (decrease) in net assets from operations..........................          220,737                 6,538
                                                                                        ----------            ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................        6,274,823             1,177,277
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................        1,206,802                 2,813
   Transfers for contract benefits and terminations..............................          (25,401)              (10,344)
   Contract maintenance charges..................................................               --                    --
                                                                                        ----------            ----------

  Net increase (decrease) in net assets from contractowner transactions..........        7,456,224             1,169,746
                                                                                        ----------            ----------

  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70........................................................................              817                 2,721
                                                                                        ----------            ----------

INCREASE (DECREASE) IN NET ASSETS................................................        7,677,778             1,179,005
NET ASSETS -- BEGINNING OF PERIOD................................................               --                    --
                                                                                        ----------            ----------

NET ASSETS -- END OF PERIOD......................................................       $7,677,778            $1,179,005
                                                                                        ==========            ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.........................................................................               --                    --
  Redeemed.......................................................................               --                    --
                                                                                        ----------            ----------
  Net Increase (Decrease)........................................................               --                    --
                                                                                        ==========            ==========
UNIT ACTIVITY CLASS B
  Issued.........................................................................               --                    --
  Redeemed.......................................................................               --                    --
                                                                                        ----------            ----------
  Net Increase (Decrease)........................................................               --                    --
                                                                                        ==========            ==========
UNIT ACTIVITY CLASS III
  Issued.........................................................................              704                    94
  Redeemed.......................................................................              (24)                   (6)
                                                                                        ----------            ----------
  Net Increase (Decrease)........................................................              680                    88
                                                                                        ==========            ==========

                                                                                  EQ/ALLIANCEBERNSTEIN
                                                                                     DYNAMIC WEALTH
                                                                                     STRATEGIES*(A)
                                                                                  --------------------
                                                                                          2012
                                                                                  --------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...................................................     $    (99,667)
  Net realized gain (loss) on investments........................................          947,354
  Change in unrealized appreciation (depreciation) of investments................        4,034,893
                                                                                      ------------
  Net Increase (decrease) in net assets from operations..........................        4,882,580
                                                                                      ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................      179,793,527
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................       34,702,584
   Transfers for contract benefits and terminations..............................         (287,464)
   Contract maintenance charges..................................................             (331)
                                                                                      ------------

  Net increase (decrease) in net assets from contractowner transactions..........      214,208,316
                                                                                      ------------

  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70........................................................................            4,164
                                                                                      ------------

INCREASE (DECREASE) IN NET ASSETS................................................      219,095,060
NET ASSETS -- BEGINNING OF PERIOD................................................               --
                                                                                      ------------

NET ASSETS -- END OF PERIOD......................................................     $219,095,060
                                                                                      ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.........................................................................               --
  Redeemed.......................................................................               --
                                                                                      ------------
  Net Increase (Decrease)........................................................               --
                                                                                      ============
UNIT ACTIVITY CLASS B
  Issued.........................................................................           21,897
  Redeemed.......................................................................             (183)
                                                                                      ------------
  Net Increase (Decrease)........................................................           21,714
                                                                                      ============
UNIT ACTIVITY CLASS III
  Issued.........................................................................               --
  Redeemed.......................................................................               --
                                                                                      ------------
  Net Increase (Decrease)........................................................               --
                                                                                      ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                          EQ/ALLIANCEBERNSTEIN EQ/AXA FRANKLIN EQ/BLACKROCK
                                                                               SMALL CAP          SMALL CAP    BASIC VALUE
                                                                               GROWTH*(A)      VALUE CORE*(A)   EQUITY*(A)
                                                                          -------------------- --------------- ------------
                                                                                  2012              2012           2012
                                                                          -------------------- --------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...........................................      $   (3,449)        $  1,072      $   71,837
  Net realized gain (loss) on investments................................         124,401            1,279           7,146
  Change in unrealized appreciation (depreciation) of investments........         (40,280)          19,203         181,854
                                                                               ----------         --------      ----------

  Net Increase (decrease) in net assets from operations..................          80,672           21,554         260,837
                                                                               ----------         --------      ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................       2,058,271          309,989       6,360,782
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................         257,567           31,048         478,646
   Transfers for contract benefits and terminations......................         (19,423)            (977)        (30,364)
   Contract maintenance charges..........................................              --               --              --
                                                                               ----------         --------      ----------

  Net increase (decrease) in net assets from contractowner transactions..       2,296,415          340,060       6,809,064
                                                                               ----------         --------      ----------

  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................             100               99             701
                                                                               ----------         --------      ----------

INCREASE (DECREASE) IN NET ASSETS........................................       2,377,187          361,713       7,070,602
NET ASSETS -- BEGINNING OF PERIOD........................................              --               --              --
                                                                               ----------         --------      ----------

NET ASSETS -- END OF PERIOD..............................................      $2,377,187         $361,713      $7,070,602
                                                                               ==========         ========      ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................             158               28             581
  Redeemed...............................................................              (6)              (1)             (7)
                                                                               ----------         --------      ----------
  Net Increase (Decrease)................................................             152               27             574
                                                                               ==========         ========      ==========

                                                                             EQ/BOSTON     EQ/CAPITAL  EQ/COMMON
                                                                          ADVISORS EQUITY   GUARDIAN     STOCK
                                                                            INCOME*(A)    RESEARCH*(A) INDEX*(A)
                                                                          --------------- ------------ ---------
                                                                               2012           2012       2012
                                                                          --------------- ------------ ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...........................................   $   42,226      $  2,441   $  9,324
  Net realized gain (loss) on investments................................       36,166         7,324      1,436
  Change in unrealized appreciation (depreciation) of investments........       19,010        12,815     20,156
                                                                            ----------      --------   --------

  Net Increase (decrease) in net assets from operations..................       97,402        22,580     30,916
                                                                            ----------      --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................    2,509,234       500,352    760,603
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................      467,410        10,181    105,230
   Transfers for contract benefits and terminations......................      (16,822)      (60,957)    (7,006)
   Contract maintenance charges..........................................           --            --         --
                                                                            ----------      --------   --------

  Net increase (decrease) in net assets from contractowner transactions..    2,959,822       449,576    858,827
                                                                            ----------      --------   --------

  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................          120            99        100
                                                                            ----------      --------   --------

INCREASE (DECREASE) IN NET ASSETS........................................    3,057,344       472,255    889,843
NET ASSETS -- BEGINNING OF PERIOD........................................           --            --         --
                                                                            ----------      --------   --------

NET ASSETS -- END OF PERIOD..............................................   $3,057,344      $472,255   $889,843
                                                                            ==========      ========   ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................          234            45         67
  Redeemed...............................................................           (3)          (12)        (1)
                                                                            ----------      --------   --------
  Net Increase (Decrease)................................................          231            33         66
                                                                            ==========      ========   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                                                EQ/DAVIS
                                                                                  EQ/CORE BOND  NEW YORK   EQ/EQUITY 500
                                                                                   INDEX*(A)   VENTURE*(A)   INDEX*(A)
                                                                                  ------------ ----------- -------------
                                                                                      2012        2012         2012
                                                                                  ------------ ----------- -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...................................................  $   27,122  $    6,467   $   71,130
  Net realized gain (loss) on investments........................................       2,252       7,187       15,748
  Change in unrealized appreciation (depreciation) of investments................     (24,805)     24,373       50,703
                                                                                   ----------  ----------   ----------

  Net Increase (decrease) in net assets from operations..........................       4,569      38,027      137,581
                                                                                   ----------  ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................   2,873,585   1,349,090    5,254,474
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................     241,914      26,983      896,227
   Transfers for contract benefits and terminations..............................     (60,634)       (992)     (31,313)
   Contract maintenance charges..................................................          --          --           --
                                                                                   ----------  ----------   ----------

  Net increase (decrease) in net assets from contractowner transactions..........   3,054,865   1,375,081    6,119,388
                                                                                   ----------  ----------   ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 70...         201          99          699
                                                                                   ----------  ----------   ----------

INCREASE (DECREASE) IN NET ASSETS................................................   3,059,635   1,413,207    6,257,668
NET ASSETS -- BEGINNING OF PERIOD................................................          --          --           --
                                                                                   ----------  ----------   ----------

NET ASSETS -- END OF PERIOD......................................................  $3,059,635  $1,413,207   $6,257,668
                                                                                   ==========  ==========   ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.........................................................................          --         128          486
  Redeemed.......................................................................          --          (8)         (13)
                                                                                   ----------  ----------   ----------
  Net Increase (Decrease)........................................................          --         120          473
                                                                                   ==========  ==========   ==========
UNIT ACTIVITY CLASS B
  Issued.........................................................................         321          --           --
  Redeemed.......................................................................         (40)         --           --
                                                                                   ----------  ----------   ----------
  Net Increase (Decrease)........................................................         281          --           --
                                                                                   ==========  ==========   ==========

                                                                                                     EQ/FRANKLIN
                                                                                     EQ/FRANKLIN      TEMPLETON
                                                                                  CORE BALANCED*(A) ALLOCATION*(A)
                                                                                  ----------------- --------------
                                                                                        2012             2012
                                                                                  ----------------- --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...................................................     $ 10,643         $  5,307
  Net realized gain (loss) on investments........................................          870              249
  Change in unrealized appreciation (depreciation) of investments................       (6,089)           4,157
                                                                                      --------         --------

  Net Increase (decrease) in net assets from operations..........................        5,424            9,713
                                                                                      --------         --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................      266,402          340,139
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................      127,524            5,913
   Transfers for contract benefits and terminations..............................       (2,651)          (1,327)
   Contract maintenance charges..................................................           --               --
                                                                                      --------         --------

  Net increase (decrease) in net assets from contractowner transactions..........      391,275          344,725
                                                                                      --------         --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 70...           17              100
                                                                                      --------         --------

INCREASE (DECREASE) IN NET ASSETS................................................      396,716          354,538
NET ASSETS -- BEGINNING OF PERIOD................................................           --               --
                                                                                      --------         --------

NET ASSETS -- END OF PERIOD......................................................     $396,716         $354,538
                                                                                      ========         ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.........................................................................           40               32
  Redeemed.......................................................................           (8)              (2)
                                                                                      --------         --------
  Net Increase (Decrease)........................................................           32               30
                                                                                      ========         ========
UNIT ACTIVITY CLASS B
  Issued.........................................................................           --               --
  Redeemed.......................................................................           --               --
                                                                                      --------         --------
  Net Increase (Decrease)........................................................           --               --
                                                                                      ========         ========

                                                                                      EQ/GAMCO
                                                                                    MERGERS AND
                                                                                  ACQUISITIONS*(A)
                                                                                  ----------------
                                                                                        2012
                                                                                  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...................................................     $ (2,700)
  Net realized gain (loss) on investments........................................       11,997
  Change in unrealized appreciation (depreciation) of investments................        3,594
                                                                                      --------

  Net Increase (decrease) in net assets from operations..........................       12,891
                                                                                      --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................      553,966
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................       68,484
   Transfers for contract benefits and terminations..............................       (3,591)
   Contract maintenance charges..................................................           --
                                                                                      --------

  Net increase (decrease) in net assets from contractowner transactions..........      618,859
                                                                                      --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 70...          199
                                                                                      --------

INCREASE (DECREASE) IN NET ASSETS................................................      631,949
NET ASSETS -- BEGINNING OF PERIOD................................................           --
                                                                                      --------

NET ASSETS -- END OF PERIOD......................................................     $631,949
                                                                                      ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.........................................................................           55
  Redeemed.......................................................................           (1)
                                                                                      --------
  Net Increase (Decrease)........................................................           54
                                                                                      ========
UNIT ACTIVITY CLASS B
  Issued.........................................................................           --
  Redeemed.......................................................................           --
                                                                                      --------
  Net Increase (Decrease)........................................................           --
                                                                                      ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                                                    EQ/GLOBAL   EQ/INTERMEDIATE
                                                                    EQ/GAMCO SMALL     EQ/GLOBAL   MULTI-SECTOR   GOVERNMENT
                                                                   COMPANY VALUE*(A) BOND PLUS*(A)  EQUITY*(A)     BOND*(A)
                                                                   ----------------- ------------- ------------ ---------------
                                                                         2012            2012          2012          2012
                                                                   ----------------- ------------- ------------ ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)....................................    $    86,271      $  6,234      $  4,565     $   (3,901)
  Net realized gain (loss) on investments.........................        281,596        23,380         1,290          6,929
  Change in unrealized appreciation (depreciation) of investments.        461,191       (24,891)       31,212         (9,608)
                                                                      -----------      --------      --------     ----------

  Net Increase (decrease) in net assets from operations...........        829,058         4,723        37,067         (6,580)
                                                                      -----------      --------      --------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners..........................     10,036,825       752,125       490,466      1,533,038
   Transfers between Variable Investment Options including
    guaranteed interest account, net..............................      1,113,462        95,624        61,891        290,020
   Transfers for contract benefits and terminations...............        (50,068)       (5,220)       (2,305)       (27,003)
   Contract maintenance charges...................................             --            --            --             --
                                                                      -----------      --------      --------     ----------

  Net increase (decrease) in net assets from contractowner
   transactions...................................................     11,100,219       842,529       550,052      1,796,055
                                                                      -----------      --------      --------     ----------

  Net increase (decrease) in amount retained by AXA in Separate
   Account No. 70.................................................            699           200            99            200
                                                                      -----------      --------      --------     ----------

INCREASE (DECREASE) IN NET ASSETS.................................     11,929,976       847,452       587,218      1,789,675
NET ASSETS -- BEGINNING OF PERIOD.................................             --            --            --             --
                                                                      -----------      --------      --------     ----------

NET ASSETS -- END OF PERIOD.......................................    $11,929,976      $847,452      $587,218     $1,789,675
                                                                      ===========      ========      ========     ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued..........................................................            788            81            53             --
  Redeemed........................................................            (12)           (3)           (1)            --
                                                                      -----------      --------      --------     ----------
  Net Increase (Decrease).........................................            776            78            52             --
                                                                      ===========      ========      ========     ==========
UNIT ACTIVITY CLASS B
  Issued..........................................................             --            --            --            179
  Redeemed........................................................             --            --            --             (8)
                                                                      -----------      --------      --------     ----------
  Net Increase (Decrease).........................................             --            --            --            171
                                                                      ===========      ========      ========     ==========

                                                                   EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                    CORE PLUS*(A)   EQUITY INDEX*(A)
                                                                   ---------------- ----------------
                                                                         2012             2012
                                                                   ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)....................................     $  2,584         $ 17,695
  Net realized gain (loss) on investments.........................        3,098            3,605
  Change in unrealized appreciation (depreciation) of investments.       19,333           48,329
                                                                       --------         --------

  Net Increase (decrease) in net assets from operations...........       25,015           69,629
                                                                       --------         --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners..........................      290,682          582,556
   Transfers between Variable Investment Options including
    guaranteed interest account, net..............................       13,809           92,442
   Transfers for contract benefits and terminations...............         (232)          (5,295)
   Contract maintenance charges...................................           --               --
                                                                       --------         --------

  Net increase (decrease) in net assets from contractowner
   transactions...................................................      304,259          669,703
                                                                       --------         --------

  Net increase (decrease) in amount retained by AXA in Separate
   Account No. 70.................................................          100              199
                                                                       --------         --------

INCREASE (DECREASE) IN NET ASSETS.................................      329,374          739,531
NET ASSETS -- BEGINNING OF PERIOD.................................           --               --
                                                                       --------         --------

NET ASSETS -- END OF PERIOD.......................................     $329,374         $739,531
                                                                       ========         ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued..........................................................           35               76
  Redeemed........................................................           (3)              (4)
                                                                       --------         --------
  Net Increase (Decrease).........................................           32               72
                                                                       ========         ========
UNIT ACTIVITY CLASS B
  Issued..........................................................           --               --
  Redeemed........................................................           --               --
                                                                       --------         --------
  Net Increase (Decrease).........................................           --               --
                                                                       ========         ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                         EQ/INTERNATIONAL EQ/INTERNATIONAL       EQ/JPMORGAN
                                                             ETF*(A)       VALUE PLUS*(A)  VALUE OPPORTUNITIES*(A)
                                                         ---------------- ---------------- -----------------------
                                                               2012             2012                2012
                                                         ---------------- ---------------- -----------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment income (loss)..........................     $  9,035         $  1,200            $  3,307
  Net realized gain (loss) on investments...............       18,756              108                 586
  Change in unrealized appreciation (depreciation) of
   investments..........................................       11,976            6,539              32,611
                                                             --------         --------            --------

  Net Increase (decrease) in net assets from operations.       39,767            7,847              36,504
                                                             --------         --------            --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................      465,876           96,051             643,455
   Transfers between Variable Investment Options
    including guaranteed interest account, net..........       52,442            3,280              68,314
   Transfers for contract benefits and terminations.....       (1,128)            (721)             (5,125)
   Contract maintenance charges.........................           --               --                  --
                                                             --------         --------            --------

  Net increase (decrease) in net assets from
   contractowner transactions...........................      517,190           98,610             706,644
                                                             --------         --------            --------

  Net increase (decrease) in amount retained by AXA in
   Separate Account No. 70..............................           22              100                 101
                                                             --------         --------            --------

INCREASE (DECREASE) IN NET ASSETS.......................      556,979          106,557             743,249
NET ASSETS -- BEGINNING OF PERIOD.......................           --               --                  --
                                                             --------         --------            --------

NET ASSETS -- END OF PERIOD.............................     $556,979         $106,557            $743,249
                                                             ========         ========            ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued................................................           53               11                  62
  Redeemed..............................................           --               --                  (1)
                                                             --------         --------            --------
  Net Increase (Decrease)...............................           53               11                  61
                                                             ========         ========            ========

                                                           EQ/LARGE CAP    EQ/LARGE CAP    EQ/LARGE CAP
                                                         GROWTH INDEX*(A) GROWTH PLUS*(A) VALUE INDEX*(A)
                                                         ---------------- --------------- ---------------
                                                               2012            2012            2012
                                                         ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment income (loss)..........................    $   13,582       $    195       $   24,353
  Net realized gain (loss) on investments...............         4,259            631            1,275
  Change in unrealized appreciation (depreciation) of
   investments..........................................        11,434            497            9,512
                                                            ----------       --------       ----------

  Net Increase (decrease) in net assets from operations.        29,275          1,323           35,140
                                                            ----------       --------       ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................     1,589,601        161,279          806,225
   Transfers between Variable Investment Options
    including guaranteed interest account, net..........       238,041        (23,605)         900,733
   Transfers for contract benefits and terminations.....        (5,971)          (288)          (3,802)
   Contract maintenance charges.........................            --             --               --
                                                            ----------       --------       ----------

  Net increase (decrease) in net assets from
   contractowner transactions...........................     1,821,671        137,386        1,703,156
                                                            ----------       --------       ----------

  Net increase (decrease) in amount retained by AXA in
   Separate Account No. 70..............................           199            100               99
                                                            ----------       --------       ----------

INCREASE (DECREASE) IN NET ASSETS.......................     1,851,145        138,809        1,738,395
NET ASSETS -- BEGINNING OF PERIOD.......................            --             --               --
                                                            ----------       --------       ----------

NET ASSETS -- END OF PERIOD.............................    $1,851,145       $138,809       $1,738,395
                                                            ==========       ========       ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued................................................           140             15              134
  Redeemed..............................................            (4)            (4)              (1)
                                                            ----------       --------       ----------
  Net Increase (Decrease)...............................           136             11              133
                                                            ==========       ========       ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                                                                EQ/MFS
                                                                                               EQ/LARGE CAP  INTERNATIONAL
                                                                                              VALUE PLUS*(A)  GROWTH*(A)
                                                                                              -------------- -------------
                                                                                                   2012          2012
                                                                                              -------------- -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................    $  2,086     $   10,446
  Net realized gain (loss) on investments....................................................         116          3,430
  Change in unrealized appreciation (depreciation) of investments............................       4,378         95,214
                                                                                                 --------     ----------

  Net Increase (decrease) in net assets from operations......................................       6,580        109,090
                                                                                                 --------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     123,745      1,699,964
   Transfers between Variable Investment Options including guaranteed interest account, net..      58,700        140,412
   Transfers for contract benefits and terminations..........................................        (940)       (20,789)
   Contract maintenance charges..............................................................          --             --
                                                                                                 --------     ----------

  Net increase (decrease) in net assets from contractowner transactions......................     181,505      1,819,587
                                                                                                 --------     ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 70...............         102            100
                                                                                                 --------     ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     188,187      1,928,777
NET ASSETS -- BEGINNING OF PERIOD............................................................          --             --
                                                                                                 --------     ----------

NET ASSETS -- END OF PERIOD..................................................................    $188,187     $1,928,777
                                                                                                 ========     ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          15            163
  Redeemed...................................................................................          --             (3)
                                                                                                 --------     ----------
  Net Increase (Decrease)....................................................................          15            160
                                                                                                 ========     ==========

                                                                                                EQ/MID
                                                                                                  CAP       EQ/MID CAP
                                                                                               INDEX*(A)  VALUE PLUS*(A)
                                                                                              ----------  --------------
                                                                                                 2012          2012
                                                                                              ----------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   10,919     $  1,339
  Net realized gain (loss) on investments....................................................        959        2,105
  Change in unrealized appreciation (depreciation) of investments............................     84,273        7,373
                                                                                              ----------     --------

  Net Increase (decrease) in net assets from operations......................................     96,151       10,817
                                                                                              ----------     --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,731,329      221,268
   Transfers between Variable Investment Options including guaranteed interest account, net..    396,021      (38,103)
   Transfers for contract benefits and terminations..........................................     (4,111)        (258)
   Contract maintenance charges..............................................................         --           --
                                                                                              ----------     --------

  Net increase (decrease) in net assets from contractowner transactions......................  2,123,239      182,907
                                                                                              ----------     --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 70...............        199          100
                                                                                              ----------     --------

INCREASE (DECREASE) IN NET ASSETS............................................................  2,219,589      193,824
NET ASSETS -- BEGINNING OF PERIOD............................................................         --           --
                                                                                              ----------     --------

NET ASSETS -- END OF PERIOD.................................................................. $2,219,589     $193,824
                                                                                              ==========     ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................        154           18
  Redeemed...................................................................................         (1)          (4)
                                                                                              ----------     --------
  Net Increase (Decrease)....................................................................        153           14
                                                                                              ==========     ========

                                                                                                            EQ/MONTAG
                                                                                                EQ/MONEY    & CALDWELL
                                                                                               MARKET*(A)   GROWTH*(A)
                                                                                              ------------  ----------
                                                                                                  2012         2012
                                                                                              ------------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (157,491) $    4,080
  Net realized gain (loss) on investments....................................................           16       4,882
  Change in unrealized appreciation (depreciation) of investments............................          107       4,773
                                                                                              ------------  ----------

  Net Increase (decrease) in net assets from operations......................................     (157,368)     13,735
                                                                                              ------------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   59,214,074     839,089
   Transfers between Variable Investment Options including guaranteed interest account, net..  (27,815,761)    168,661
   Transfers for contract benefits and terminations..........................................     (247,745)     (2,751)
   Contract maintenance charges..............................................................           --          --
                                                                                              ------------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   31,150,568   1,004,999
                                                                                              ------------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 70...............        3,098         100
                                                                                              ------------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   30,996,298   1,018,834
NET ASSETS -- BEGINNING OF PERIOD............................................................           --          --
                                                                                              ------------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $ 30,996,298  $1,018,834
                                                                                              ============  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................        5,586          88
  Redeemed...................................................................................       (2,333)         (6)
                                                                                              ------------  ----------
  Net Increase (Decrease)....................................................................        3,253          82
                                                                                              ============  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012






                                                                                  EQ/MORGAN STANLEY EQ/MUTUAL
                                                                                       MID CAP      LARGE CAP  EQ/OPPENHEIMER
                                                                                     GROWTH*(A)     EQUITY*(A)   GLOBAL*(A)
                                                                                  ----------------- ---------- --------------
                                                                                        2012           2012         2012
                                                                                  ----------------- ---------- --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...................................................    $      125      $    87     $    4,428
  Net realized gain (loss) on investments........................................        42,559            1          5,184
  Change in unrealized appreciation (depreciation) of investments................        57,405          233         94,534
                                                                                     ----------      -------     ----------

  Net Increase (decrease) in net assets from operations..........................       100,089          321        104,146
                                                                                     ----------      -------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................     3,141,316       18,738      1,040,484
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................       329,756       30,225        180,601
   Transfers for contract benefits and terminations..............................       (12,589)          --         (4,734)
   Contract maintenance charges..................................................            --           --             --
                                                                                     ----------      -------     ----------

  Net increase (decrease) in net assets from contractowner transactions..........     3,458,483       48,963      1,216,351
                                                                                     ----------      -------     ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 70...           700          101            100
                                                                                     ----------      -------     ----------

INCREASE (DECREASE) IN NET ASSETS................................................     3,559,272       49,385      1,320,597
NET ASSETS -- BEGINNING OF PERIOD................................................            --           --             --
                                                                                     ----------      -------     ----------

NET ASSETS -- END OF PERIOD......................................................    $3,559,272      $49,385     $1,320,597
                                                                                     ==========      =======     ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.........................................................................           282            4            111
  Redeemed.......................................................................           (10)          --             (5)
                                                                                     ----------      -------     ----------
  Net Increase (Decrease)........................................................           272            4            106
                                                                                     ==========      =======     ==========

                                                                                                  EQ/SMALL
                                                                                  EQ/PIMCO ULTRA   COMPANY   EQ/T. ROWE PRICE
                                                                                  SHORT BOND*(A)  INDEX*(A)  GROWTH STOCK*(A)
                                                                                  -------------- ----------  ----------------
                                                                                       2012         2012           2012
                                                                                  -------------- ----------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...................................................   $   (1,413)  $   22,705     $  (22,003)
  Net realized gain (loss) on investments........................................        4,259      139,175          7,501
  Change in unrealized appreciation (depreciation) of investments................      (12,053)     (85,337)       121,297
                                                                                    ----------   ----------     ----------

  Net Increase (decrease) in net assets from operations..........................       (9,207)      76,543        106,795
                                                                                    ----------   ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.........................................    3,377,036    1,245,957      4,995,757
   Transfers between Variable Investment Options including guaranteed interest
    account, net.................................................................      833,439    1,037,564        499,115
   Transfers for contract benefits and terminations..............................     (463,035)      (6,672)       (17,677)
   Contract maintenance charges..................................................           --           --             --
                                                                                    ----------   ----------     ----------

  Net increase (decrease) in net assets from contractowner transactions..........    3,747,440    2,276,849      5,477,195
                                                                                    ----------   ----------     ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 70...          701          202            698
                                                                                    ----------   ----------     ----------

INCREASE (DECREASE) IN NET ASSETS................................................    3,738,934    2,353,594      5,584,688
NET ASSETS -- BEGINNING OF PERIOD................................................           --           --             --
                                                                                    ----------   ----------     ----------

NET ASSETS -- END OF PERIOD......................................................   $3,738,934   $2,353,594     $5,584,688
                                                                                    ==========   ==========     ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.........................................................................          470          175            424
  Redeemed.......................................................................          (88)         (12)           (10)
                                                                                    ----------   ----------     ----------
  Net Increase (Decrease)........................................................          382          163            414
                                                                                    ==========   ==========     ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012



                                                                                                EQ/TEMPLETON    EQ/VAN KAMPEN
                                                                                              GLOBAL EQUITY*(A) COMSTOCK*(A)
                                                                                              ----------------- -------------
                                                                                                    2012            2012
                                                                                              ----------------- -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................     $  4,593        $  3,912
  Net realized gain (loss) on investments....................................................        2,272           2,737
  Change in unrealized appreciation (depreciation) of investments............................       19,809          12,290
                                                                                                  --------        --------

  Net Increase (decrease) in net assets from operations......................................       26,674          18,939
                                                                                                  --------        --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      468,671         420,198
   Transfers between Variable Investment Options including guaranteed interest account, net..       70,171          41,485
   Transfers for contract benefits and terminations..........................................       (1,105)         (8,254)
   Contract maintenance charges..............................................................           --              --
                                                                                                  --------        --------

  Net increase (decrease) in net assets from contractowner transactions......................      537,737         453,429
                                                                                                  --------        --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 70...............          101              99
                                                                                                  --------        --------

INCREASE (DECREASE) IN NET ASSETS............................................................      564,512         472,467
NET ASSETS -- BEGINNING OF PERIOD............................................................           --              --
                                                                                                  --------        --------

NET ASSETS -- END OF PERIOD..................................................................     $564,512        $472,467
                                                                                                  ========        ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           53              38
  Redeemed...................................................................................           (4)             (2)
                                                                                                  --------        --------
  Net Increase (Decrease)....................................................................           49              36
                                                                                                  ========        ========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................           --              --
  Redeemed...................................................................................           --              --
                                                                                                  --------        --------
  Net Increase (Decrease)....................................................................           --              --
                                                                                                  ========        ========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................           --              --
  Redeemed...................................................................................           --              --
                                                                                                  --------        --------
  Net Increase (Decrease)....................................................................           --              --
                                                                                                  ========        ========

                                                                                                               FIDELITY(R) VIP
                                                                                               EQ/WELLS FARGO   CONTRAFUND(R)
                                                                                              OMEGA GROWTH*(A)  PORTFOLIO(A)
                                                                                              ---------------- ---------------
                                                                                                    2012            2012
                                                                                              ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................    $  (30,963)     $   46,802
  Net realized gain (loss) on investments....................................................       208,540          11,441
  Change in unrealized appreciation (depreciation) of investments............................        68,572         135,663
                                                                                                 ----------      ----------

  Net Increase (decrease) in net assets from operations......................................       246,149         193,906
                                                                                                 ----------      ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     6,562,493       7,027,679
   Transfers between Variable Investment Options including guaranteed interest account, net..     1,193,853         737,694
   Transfers for contract benefits and terminations..........................................       (31,308)        (89,888)
   Contract maintenance charges..............................................................            --              --
                                                                                                 ----------      ----------

  Net increase (decrease) in net assets from contractowner transactions......................     7,725,038       7,675,485
                                                                                                 ----------      ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 70...............           699             701
                                                                                                 ----------      ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     7,971,886       7,870,092
NET ASSETS -- BEGINNING OF PERIOD............................................................            --              --
                                                                                                 ----------      ----------

NET ASSETS -- END OF PERIOD..................................................................    $7,971,886      $7,870,092
                                                                                                 ==========      ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................            --              --
  Redeemed...................................................................................            --              --
                                                                                                 ----------      ----------
  Net Increase (Decrease)....................................................................            --              --
                                                                                                 ==========      ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................           788              --
  Redeemed...................................................................................           (13)             --
                                                                                                 ----------      ----------
  Net Increase (Decrease)....................................................................           775              --
                                                                                                 ==========      ==========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................            --             643
  Redeemed...................................................................................            --             (43)
                                                                                                 ----------      ----------
  Net Increase (Decrease)....................................................................            --             600
                                                                                                 ==========      ==========

                                                                                                              FIDELITY(R) VIP
                                                                                              FIDELITY(R) VIP    STRATEGIC
                                                                                                  MID CAP         INCOME
                                                                                               PORTFOLIO(A)    PORTFOLIO(A)
                                                                                              --------------- ---------------
                                                                                                   2012            2012
                                                                                              --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................   $   (1,628)     $  152,035
  Net realized gain (loss) on investments....................................................      215,826          49,882
  Change in unrealized appreciation (depreciation) of investments............................     (111,787)        (68,250)
                                                                                                ----------      ----------

  Net Increase (decrease) in net assets from operations......................................      102,411         133,667
                                                                                                ----------      ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    2,432,148       5,332,121
   Transfers between Variable Investment Options including guaranteed interest account, net..      248,339         640,138
   Transfers for contract benefits and terminations..........................................      (15,025)        (25,463)
   Contract maintenance charges..............................................................           --              --
                                                                                                ----------      ----------

  Net increase (decrease) in net assets from contractowner transactions......................    2,665,462       5,946,796
                                                                                                ----------      ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 70...............          199             700
                                                                                                ----------      ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    2,768,072       6,081,163
NET ASSETS -- BEGINNING OF PERIOD............................................................           --              --
                                                                                                ----------      ----------

NET ASSETS -- END OF PERIOD..................................................................   $2,768,072      $6,081,163
                                                                                                ==========      ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --              --
  Redeemed...................................................................................           --              --
                                                                                                ----------      ----------
  Net Increase (Decrease)....................................................................           --              --
                                                                                                ==========      ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................           --              --
  Redeemed...................................................................................           --              --
                                                                                                ----------      ----------
  Net Increase (Decrease)....................................................................           --              --
                                                                                                ==========      ==========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................          227             502
  Redeemed...................................................................................          (10)             (3)
                                                                                                ----------      ----------
  Net Increase (Decrease)....................................................................          217             499
                                                                                                ==========      ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012


                                                                          FIRST TRUST/DOW JONES
                                                                            DIVIDEND & INCOME    FRANKLIN INCOME
                                                                              ALLOCATION(A)     SECURITIES FUND(A)
                                                                          --------------------- ------------------
                                                                                  2012                 2012
                                                                          --------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...........................................       $  4,559            $   (7,498)
  Net realized gain (loss) on investments................................          2,424                 4,715
  Change in unrealized appreciation (depreciation) of investments........            859                67,848
                                                                                --------            ----------
  Net Increase (decrease) in net assets from operations..................          7,842                65,065
                                                                                --------            ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................        390,455             2,081,694
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................        179,641             1,757,212
   Transfers for contract benefits and terminations......................         (2,657)               (2,746)
   Contract maintenance charges..........................................             --                    --
                                                                                --------            ----------
  Net increase (decrease) in net assets from contractowner transactions..        567,439             3,836,160
                                                                                --------            ----------
  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................             99                   600
                                                                                --------            ----------

INCREASE (DECREASE) IN NET ASSETS........................................        575,380             3,901,825
NET ASSETS -- BEGINNING OF PERIOD........................................             --                    --
                                                                                --------            ----------

NET ASSETS -- END OF PERIOD..............................................       $575,380            $3,901,825
                                                                                ========            ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.................................................................             --                   341
  Redeemed...............................................................             --                   (19)
                                                                                --------            ----------
  Net Increase (Decrease)................................................             --                   322
                                                                                ========            ==========
UNIT ACTIVITY COMMON SHARES
  Issued.................................................................             59                    --
  Redeemed...............................................................             (4)                   --
                                                                                --------            ----------
  Net Increase (Decrease)................................................             55                    --
                                                                                ========            ==========
UNIT ACTIVITY SERIES II
  Issued.................................................................             --                    --
  Redeemed...............................................................             --                    --
                                                                                --------            ----------
  Net Increase (Decrease)................................................             --                    --
                                                                                ========            ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.................................................................             --                    --
  Redeemed...............................................................             --                    --
                                                                                --------            ----------
  Net Increase (Decrease)................................................             --                    --
                                                                                ========            ==========

                                                                          FRANKLIN STRATEGIC FRANKLIN TEMPLETON   GOLDMAN SACHS
                                                                          INCOME SECURITIES  VIP FOUNDING FUNDS VIT MID CAP VALUE
                                                                               FUND(A)       ALLOCATION FUND(A)      FUND(A)
                                                                          ------------------ ------------------ -----------------
                                                                                 2012               2012              2012
                                                                          ------------------ ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...........................................     $   11,019          $ (1,171)        $    7,824
  Net realized gain (loss) on investments................................           (461)            3,350              5,571
  Change in unrealized appreciation (depreciation) of investments........        125,128            14,667             72,836
                                                                              ----------          --------         ----------
  Net Increase (decrease) in net assets from operations..................        135,686            16,846             86,231
                                                                              ----------          --------         ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................      4,452,410           331,697          1,593,204
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................        203,279           (23,764)           130,463
   Transfers for contract benefits and terminations......................        (21,910)           (3,595)           (12,528)
   Contract maintenance charges..........................................             --                --                 --
                                                                              ----------          --------         ----------
  Net increase (decrease) in net assets from contractowner transactions..      4,633,779           304,338          1,711,139
                                                                              ----------          --------         ----------
  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................            801                11                506
                                                                              ----------          --------         ----------

INCREASE (DECREASE) IN NET ASSETS........................................      4,770,266           321,195          1,797,876
NET ASSETS -- BEGINNING OF PERIOD........................................             --                --                 --
                                                                              ----------          --------         ----------

NET ASSETS -- END OF PERIOD..............................................     $4,770,266          $321,195         $1,797,876
                                                                              ==========          ========         ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.................................................................            409                31                 --
  Redeemed...............................................................            (25)               (4)                --
                                                                              ----------          --------         ----------
  Net Increase (Decrease)................................................            384                27                 --
                                                                              ==========          ========         ==========
UNIT ACTIVITY COMMON SHARES
  Issued.................................................................             --                --                 --
  Redeemed...............................................................             --                --                 --
                                                                              ----------          --------         ----------
  Net Increase (Decrease)................................................             --                --                 --
                                                                              ==========          ========         ==========
UNIT ACTIVITY SERIES II
  Issued.................................................................             --                --                 --
  Redeemed...............................................................             --                --                 --
                                                                              ----------          --------         ----------
  Net Increase (Decrease)................................................             --                --                 --
                                                                              ==========          ========         ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.................................................................             --                --                135
  Redeemed...............................................................             --                --                 (4)
                                                                              ----------          --------         ----------
  Net Increase (Decrease)................................................             --                --                131
                                                                              ==========          ========         ==========

                                                                            INVESCO V.I.
                                                                            DIVERSIFIED
                                                                          DIVIDEND FUND(A)
                                                                          ----------------
                                                                                2012
                                                                          ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...........................................     $  3,378
  Net realized gain (loss) on investments................................        1,431
  Change in unrealized appreciation (depreciation) of investments........       28,820
                                                                              --------
  Net Increase (decrease) in net assets from operations..................       33,629
                                                                              --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................      737,786
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................      137,612
   Transfers for contract benefits and terminations......................       (1,686)
   Contract maintenance charges..........................................           --
                                                                              --------
  Net increase (decrease) in net assets from contractowner transactions..      873,712
                                                                              --------
  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................          201
                                                                              --------

INCREASE (DECREASE) IN NET ASSETS........................................      907,542
NET ASSETS -- BEGINNING OF PERIOD........................................           --
                                                                              --------

NET ASSETS -- END OF PERIOD..............................................     $907,542
                                                                              ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.................................................................           --
  Redeemed...............................................................           --
                                                                              --------
  Net Increase (Decrease)................................................           --
                                                                              ========
UNIT ACTIVITY COMMON SHARES
  Issued.................................................................           --
  Redeemed...............................................................           --
                                                                              --------
  Net Increase (Decrease)................................................           --
                                                                              ========
UNIT ACTIVITY SERIES II
  Issued.................................................................           80
  Redeemed...............................................................           (1)
                                                                              --------
  Net Increase (Decrease)................................................           79
                                                                              ========
UNIT ACTIVITY SERVICE SHARES
  Issued.................................................................           --
  Redeemed...............................................................           --
                                                                              --------
  Net Increase (Decrease)................................................           --
                                                                              ========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012


                                                                           INVESCO V.I.                     INVESCO V.I.
                                                                           GLOBAL REAL   INVESCO V.I. HIGH INTERNATIONAL
                                                                          ESTATE FUND(A)   YIELD FUND(A)   GROWTH FUND(A)
                                                                          -------------- ----------------- --------------
                                                                               2012            2012             2012
                                                                          -------------- ----------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...........................................   $  (10,200)     $   64,398       $    7,466
  Net realized gain (loss) on investments................................        3,106           1,732              455
  Change in unrealized appreciation (depreciation) of investments........      387,974          47,775          158,945
                                                                            ----------      ----------       ----------
  Net Increase (decrease) in net assets from operations..................      380,880         113,905          166,866
                                                                            ----------      ----------       ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................    4,720,076       2,445,875        2,601,070
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................      724,937         282,608          281,928
   Transfers for contract benefits and terminations......................      (21,073)        (16,446)         (13,269)
   Contract maintenance charges..........................................           --              --               --
                                                                            ----------      ----------       ----------
  Net increase (decrease) in net assets from contractowner transactions..    5,423,940       2,712,037        2,869,729
                                                                            ----------      ----------       ----------
  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................          700             200              116
                                                                            ----------      ----------       ----------

INCREASE (DECREASE) IN NET ASSETS........................................    5,805,520       2,826,142        3,036,711
NET ASSETS -- BEGINNING OF PERIOD........................................           --              --               --
                                                                            ----------      ----------       ----------

NET ASSETS -- END OF PERIOD..............................................   $5,805,520      $2,826,142       $3,036,711
                                                                            ==========      ==========       ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.................................................................           --              --               --
  Redeemed...............................................................           --              --               --
                                                                            ----------      ----------       ----------
  Net Increase (Decrease)................................................           --              --               --
                                                                            ==========      ==========       ==========
UNIT ACTIVITY SERIES II
  Issued.................................................................          427             258              259
  Redeemed...............................................................           (3)             (4)              (3)
                                                                            ----------      ----------       ----------
  Net Increase (Decrease)................................................          424             254              256
                                                                            ==========      ==========       ==========

                                                                          INVESCO V.I. MID
                                                                          CAP CORE EQUITY  INVESCO V.I. SMALL   IVY FUNDS VIP
                                                                              FUND(A)      CAP EQUITY FUND(A) ASSET STRATEGY(A)
                                                                          ---------------- ------------------ -----------------
                                                                                2012              2012              2012
                                                                          ---------------- ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...........................................     $ (2,889)         $ (2,122)        $  (18,064)
  Net realized gain (loss) on investments................................        3,497             1,392              6,978
  Change in unrealized appreciation (depreciation) of investments........       26,207            28,441            289,497
                                                                              --------          --------         ----------
  Net Increase (decrease) in net assets from operations..................       26,815            27,711            278,411
                                                                              --------          --------         ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................      528,056           406,461          3,453,415
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................      145,654            76,927            831,428
   Transfers for contract benefits and terminations......................       (6,463)             (642)           (22,748)
   Contract maintenance charges..........................................           --                --                 --
                                                                              --------          --------         ----------
  Net increase (decrease) in net assets from contractowner transactions..      667,247           482,746          4,262,095
                                                                              --------          --------         ----------
  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................          200               101                700
                                                                              --------          --------         ----------

INCREASE (DECREASE) IN NET ASSETS........................................      694,262           510,558          4,541,206
NET ASSETS -- BEGINNING OF PERIOD........................................           --                --                 --
                                                                              --------          --------         ----------

NET ASSETS -- END OF PERIOD..............................................     $694,262          $510,558         $4,541,206
                                                                              ========          ========         ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.................................................................           --                --                445
  Redeemed...............................................................           --                --                (15)
                                                                              --------          --------         ----------
  Net Increase (Decrease)................................................           --                --                430
                                                                              ========          ========         ==========
UNIT ACTIVITY SERIES II
  Issued.................................................................           65                36                 --
  Redeemed...............................................................           (5)               (1)                --
                                                                              --------          --------         ----------
  Net Increase (Decrease)................................................           60                35                 --
                                                                              ========          ========         ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012


                                                                           IVY FUNDS VIP                 IVY FUNDS VIP
                                                                              DIVIDEND     IVY FUNDS VIP GLOBAL NATURAL
                                                                          OPPORTUNITIES(A)   ENERGY(A)    RESOURCES(A)
                                                                          ---------------- ------------- --------------
                                                                                2012           2012           2012
                                                                          ---------------- ------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...........................................     $ (3,847)     $   (6,915)    $   (4,952)
  Net realized gain (loss) on investments................................        6,773           2,213          1,651
  Change in unrealized appreciation (depreciation) of investments........       15,326          59,627         52,543
                                                                              --------      ----------     ----------
  Net Increase (decrease) in net assets from operations..................       18,252          54,925         49,242
                                                                              --------      ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................      868,402       1,230,834      1,032,322
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................       90,003         352,725         89,866
   Transfers for contract benefits and terminations......................         (780)        (11,763)        (8,007)
   Contract maintenance charges..........................................           --              --             --
                                                                              --------      ----------     ----------
  Net increase (decrease) in net assets from contractowner transactions..      957,625       1,571,796      1,114,181
                                                                              --------      ----------     ----------
  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................          101             199            100
                                                                              --------      ----------     ----------

INCREASE (DECREASE) IN NET ASSETS........................................      975,978       1,626,920      1,163,523
NET ASSETS -- BEGINNING OF PERIOD........................................           --              --             --
                                                                              --------      ----------     ----------

NET ASSETS -- END OF PERIOD..............................................     $975,978      $1,626,920     $1,163,523
                                                                              ========      ==========     ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.................................................................           88             149            128
  Redeemed...............................................................           (9)             (3)            (3)
                                                                              --------      ----------     ----------
  Net Increase (Decrease)................................................           79             146            125
                                                                              ========      ==========     ==========

                                                                                             IVY FUNDS VIP IVY FUNDS VIP
                                                                          IVY FUNDS VIP HIGH    MID CAP     SCIENCE AND
                                                                              INCOME(A)        GROWTH(A)   TECHNOLOGY(A)
                                                                          ------------------ ------------- -------------
                                                                                 2012            2012          2012
                                                                          ------------------ ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...........................................    $   (39,356)     $  (12,305)   $  (12,940)
  Net realized gain (loss) on investments................................         10,249           3,103         9,127
  Change in unrealized appreciation (depreciation) of investments........        408,739         155,228       149,934
                                                                             -----------      ----------    ----------
  Net Increase (decrease) in net assets from operations..................        379,632         146,026       146,121
                                                                             -----------      ----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................      7,774,741       2,740,502     2,421,691
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................      2,479,525         355,960       645,720
   Transfers for contract benefits and terminations......................        (43,171)         (9,139)      (11,656)
   Contract maintenance charges..........................................             --              --            --
                                                                             -----------      ----------    ----------
  Net increase (decrease) in net assets from contractowner transactions..     10,211,095       3,087,323     3,055,755
                                                                             -----------      ----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................            500             123           599
                                                                             -----------      ----------    ----------

INCREASE (DECREASE) IN NET ASSETS........................................     10,591,227       3,233,472     3,202,475
NET ASSETS -- BEGINNING OF PERIOD........................................             --              --            --
                                                                             -----------      ----------    ----------

NET ASSETS -- END OF PERIOD..............................................    $10,591,227      $3,233,472    $3,202,475
                                                                             ===========      ==========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.................................................................            764             222           240
  Redeemed...............................................................            (14)             (4)           (9)
                                                                             -----------      ----------    ----------
  Net Increase (Decrease)................................................            750             218           231
                                                                             ===========      ==========    ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012


                                                                          IVY FUNDS VIP  LAZARD RETIREMENT
                                                                            SMALL CAP    EMERGING MARKETS
                                                                            GROWTH(A)   EQUITY PORTFOLIO(A)
                                                                          ------------- -------------------
                                                                              2012             2012
                                                                          ------------- -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...........................................  $   (5,550)      $  104,360
  Net realized gain (loss) on investments................................         479          114,067
  Change in unrealized appreciation (depreciation) of investments........       1,275          575,369
                                                                           ----------       ----------
  Net Increase (decrease) in net assets from operations..................      (3,796)         793,796
                                                                           ----------       ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................   1,177,859        8,084,826
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................      47,309        1,150,298
   Transfers for contract benefits and terminations......................      (3,888)         (32,360)
   Contract maintenance charges..........................................          --               --
                                                                           ----------       ----------
  Net increase (decrease) in net assets from contractowner transactions..   1,221,280        9,202,764
                                                                           ----------       ----------
  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................         199              699
                                                                           ----------       ----------

INCREASE (DECREASE) IN NET ASSETS........................................   1,217,683        9,997,259
NET ASSETS -- BEGINNING OF PERIOD........................................          --               --
                                                                           ----------       ----------

NET ASSETS -- END OF PERIOD..............................................  $1,217,683       $9,997,259
                                                                           ==========       ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.................................................................         104               --
  Redeemed...............................................................          (5)              --
                                                                           ----------       ----------
  Net Increase (Decrease)................................................          99               --
                                                                           ==========       ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.................................................................          --              848
  Redeemed...............................................................          --              (15)
                                                                           ----------       ----------
  Net Increase (Decrease)................................................          --              833
                                                                           ==========       ==========
UNIT ACTIVITY VC SHARES
  Issued.................................................................          --               --
  Redeemed...............................................................          --               --
                                                                           ----------       ----------
  Net Increase (Decrease)................................................          --               --
                                                                           ==========       ==========

                                                                            LORD ABBETT SERIES   LORD ABBETT SERIES
                                                                               FUND -- BOND       FUND -- CLASSIC
                                                                          DEBENTURE PORTFOLIO(A) STOCK PORTFOLIO(A)
                                                                          ---------------------- ------------------
                                                                                   2012                 2012
                                                                          ---------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...........................................       $   68,708            $  4,803
  Net realized gain (loss) on investments................................           20,292               4,222
  Change in unrealized appreciation (depreciation) of investments........          (47,925)             12,469
                                                                                ----------            --------
  Net Increase (decrease) in net assets from operations..................           41,075              21,494
                                                                                ----------            --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................        1,223,132             778,852
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................          155,192              19,890
   Transfers for contract benefits and terminations......................          (19,883)             (2,442)
   Contract maintenance charges..........................................               --                  --
                                                                                ----------            --------
  Net increase (decrease) in net assets from contractowner transactions..        1,358,441             796,300
                                                                                ----------            --------
  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................              200                  99
                                                                                ----------            --------

INCREASE (DECREASE) IN NET ASSETS........................................        1,399,716             817,893
NET ASSETS -- BEGINNING OF PERIOD........................................               --                  --
                                                                                ----------            --------

NET ASSETS -- END OF PERIOD..............................................       $1,399,716            $817,893
                                                                                ==========            ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.................................................................               --                  --
  Redeemed...............................................................               --                  --
                                                                                ----------            --------
  Net Increase (Decrease)................................................               --                  --
                                                                                ==========            ========
UNIT ACTIVITY SERVICE SHARES
  Issued.................................................................               --                  --
  Redeemed...............................................................               --                  --
                                                                                ----------            --------
  Net Increase (Decrease)................................................               --                  --
                                                                                ==========            ========
UNIT ACTIVITY VC SHARES
  Issued.................................................................              136                  86
  Redeemed...............................................................              (10)                 (4)
                                                                                ----------            --------
  Net Increase (Decrease)................................................              126                  82
                                                                                ==========            ========

                                                                          LORD ABBETT SERIES FUND --
                                                                             GROWTH OPPORTUNITIES
                                                                                 PORTFOLIO(A)
                                                                          --------------------------
                                                                                     2012
                                                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...........................................          $ (1,088)
  Net realized gain (loss) on investments................................            13,922
  Change in unrealized appreciation (depreciation) of investments........            (5,232)
                                                                                   --------
  Net Increase (decrease) in net assets from operations..................             7,602
                                                                                   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................           243,934
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................            19,754
   Transfers for contract benefits and terminations......................            (1,300)
   Contract maintenance charges..........................................                --
                                                                                   --------
  Net increase (decrease) in net assets from contractowner transactions..           262,388
                                                                                   --------
  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................               101
                                                                                   --------

INCREASE (DECREASE) IN NET ASSETS........................................           270,091
NET ASSETS -- BEGINNING OF PERIOD........................................                --
                                                                                   --------

NET ASSETS -- END OF PERIOD..............................................          $270,091
                                                                                   ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.................................................................                --
  Redeemed...............................................................                --
                                                                                   --------
  Net Increase (Decrease)................................................                --
                                                                                   ========
UNIT ACTIVITY SERVICE SHARES
  Issued.................................................................                --
  Redeemed...............................................................                --
                                                                                   --------
  Net Increase (Decrease)................................................                --
                                                                                   ========
UNIT ACTIVITY VC SHARES
  Issued.................................................................                29
  Redeemed...............................................................                --
                                                                                   --------
  Net Increase (Decrease)................................................                29
                                                                                   ========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012

                                                                                               MFS(R) INVESTORS
                                                                          MFS(R) INTERNATIONAL   GROWTH STOCK   MFS(R) INVESTORS
                                                                           VALUE PORTFOLIO(A)     SERIES(A)     TRUST SERIES(A)
                                                                          -------------------- ---------------- ----------------
                                                                                  2012               2012             2012
                                                                          -------------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...........................................      $    2,353          $ (1,511)        $   (379)
  Net realized gain (loss) on investments................................          17,457            10,460              183
  Change in unrealized appreciation (depreciation) of investments........         268,519             8,910           10,824
                                                                               ----------          --------         --------
  Net Increase (decrease) in net assets from operations..................         288,329            17,859           10,628
                                                                               ----------          --------         --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................       5,483,402           359,348          231,154
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................         451,888            88,054           23,302
   Transfers for contract benefits and terminations......................         (35,861)          (32,291)          (2,147)
   Contract maintenance charges..........................................              --                --               --
                                                                               ----------          --------         --------
  Net increase (decrease) in net assets from contractowner transactions..       5,899,429           415,111          252,309
                                                                               ----------          --------         --------
  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................             701                99              101
                                                                               ----------          --------         --------

INCREASE (DECREASE) IN NET ASSETS........................................       6,188,459           433,069          263,038
NET ASSETS -- BEGINNING OF PERIOD........................................              --                --               --
                                                                               ----------          --------         --------

NET ASSETS -- END OF PERIOD..............................................      $6,188,459          $433,069         $263,038
                                                                               ==========          ========         ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................              --                --               --
  Redeemed...............................................................              --                --               --
                                                                               ----------          --------         --------
  Net Increase (Decrease)................................................              --                --               --
                                                                               ==========          ========         ========

UNIT ACTIVITY SERVICE CLASS
  Issued.................................................................             532                38               21
  Redeemed...............................................................             (15)               (5)              --
                                                                               ----------          --------         --------
  Net Increase (Decrease)................................................             517                33               21
                                                                               ==========          ========         ========

                                                                                                             MULTIMANAGER
                                                                          MFS(R) TECHNOLOGY MFS(R) UTILITIES  AGGRESSIVE
                                                                            PORTFOLIO(A)       SERIES(A)      EQUITY*(A)
                                                                          ----------------- ---------------- ------------
                                                                                2012              2012           2012
                                                                          ----------------- ---------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...........................................    $   (4,497)       $   37,536      $   (571)
  Net realized gain (loss) on investments................................         1,485             6,408         2,434
  Change in unrealized appreciation (depreciation) of investments........        30,193            54,848         4,884
                                                                             ----------        ----------      --------
  Net Increase (decrease) in net assets from operations..................        27,181            98,792         6,747
                                                                             ----------        ----------      --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................       985,877         2,183,330       123,523
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................       157,295           435,537        (6,116)
   Transfers for contract benefits and terminations......................       (25,945)          (29,591)         (120)
   Contract maintenance charges..........................................            --                --            --
                                                                             ----------        ----------      --------
  Net increase (decrease) in net assets from contractowner transactions..     1,117,227         2,589,276       117,287
                                                                             ----------        ----------      --------
  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................           201               198           100
                                                                             ----------        ----------      --------

INCREASE (DECREASE) IN NET ASSETS........................................     1,144,609         2,688,266       124,134
NET ASSETS -- BEGINNING OF PERIOD........................................            --                --            --
                                                                             ----------        ----------      --------

NET ASSETS -- END OF PERIOD..............................................    $1,144,609        $2,688,266      $124,134
                                                                             ==========        ==========      ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................            --                --            10
  Redeemed...............................................................            --                --            (1)
                                                                             ----------        ----------      --------
  Net Increase (Decrease)................................................            --                --             9
                                                                             ==========        ==========      ========

UNIT ACTIVITY SERVICE CLASS
  Issued.................................................................            87               203            --
  Redeemed...............................................................            (3)               (8)           --
                                                                             ----------        ----------      --------
  Net Increase (Decrease)................................................            84               195            --
                                                                             ==========        ==========      ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012



                                                                          MULTIMANAGER  MULTIMANAGER MULTIMANAGER MULTIMANAGER
                                                                          INTERNATIONAL  LARGE CAP     MID CAP      MID CAP
                                                                           EQUITY*(A)    VALUE*(A)    GROWTH*(A)   VALUE*(A)
                                                                          ------------- ------------ ------------ ------------
                                                                              2012          2012         2012         2012
                                                                          ------------- ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...........................................   $  1,227      $  1,080     $ (1,265)    $   (169)
  Net realized gain (loss) on investments................................      6,825         4,725        1,470        1,390
  Change in unrealized appreciation (depreciation) of investments........     12,083         9,614       11,498        6,923
                                                                            --------      --------     --------     --------
  Net Increase (decrease) in net assets from operations..................     20,135        15,419       11,703        8,144
                                                                            --------      --------     --------     --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................    199,288       253,280      230,559      124,695
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................    (44,550)      (42,517)      50,860       24,657
   Transfers for contract benefits and terminations......................     (1,847)       (1,295)        (308)        (828)
   Contract maintenance charges..........................................         --            --           --           --
                                                                            --------      --------     --------     --------
  Net increase (decrease) in net assets from contractowner transactions..    152,891       209,468      281,111      148,524
                                                                            --------      --------     --------     --------
  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................        100            99          100           99
                                                                            --------      --------     --------     --------

INCREASE (DECREASE) IN NET ASSETS........................................    173,126       224,986      292,914      156,767
NET ASSETS -- BEGINNING OF PERIOD........................................         --            --           --           --
                                                                            --------      --------     --------     --------

NET ASSETS -- END OF PERIOD..............................................   $173,126      $224,986     $292,914     $156,767
                                                                            ========      ========     ========     ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................         19            21           21           11
  Redeemed...............................................................         (5)           (4)          (1)          (1)
                                                                            --------      --------     --------     --------
  Net Increase (Decrease)................................................         14            17           20           10
                                                                            ========      ========     ========     ========
UNIT ACTIVITY CLASS 2
  Issued.................................................................         --            --           --           --
  Redeemed...............................................................         --            --           --           --
                                                                            --------      --------     --------     --------
  Net Increase (Decrease)................................................         --            --           --           --
                                                                            ========      ========     ========     ========

                                                                                         MUTUAL
                                                                          MULTIMANAGER   SHARES
                                                                           SMALL CAP   SECURITIES
                                                                           VALUE*(A)    FUND(A)
                                                                          ------------ ----------
                                                                              2012        2012
                                                                          ------------ ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...........................................   $     27    $  4,868
  Net realized gain (loss) on investments................................         29       4,327
  Change in unrealized appreciation (depreciation) of investments........      9,383      25,653
                                                                            --------    --------
  Net Increase (decrease) in net assets from operations..................      9,439      34,848
                                                                            --------    --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................    101,296     778,388
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................      6,497      59,724
   Transfers for contract benefits and terminations......................         --      (2,769)
   Contract maintenance charges..........................................         --          --
                                                                            --------    --------
  Net increase (decrease) in net assets from contractowner transactions..    107,793     835,343
                                                                            --------    --------
  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................         99         200
                                                                            --------    --------

INCREASE (DECREASE) IN NET ASSETS........................................    117,331     870,391
NET ASSETS -- BEGINNING OF PERIOD........................................         --          --
                                                                            --------    --------

NET ASSETS -- END OF PERIOD..............................................   $117,331    $870,391
                                                                            ========    ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................          9          --
  Redeemed...............................................................         --          --
                                                                            --------    --------
  Net Increase (Decrease)................................................          9          --
                                                                            ========    ========
UNIT ACTIVITY CLASS 2
  Issued.................................................................         --          81
  Redeemed...............................................................         --          (7)
                                                                            --------    --------
  Net Increase (Decrease)................................................         --          74
                                                                            ========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED DECEMBER 31, 2012


                                                                                    PIMCO VARIABLE      PIMCO VARIABLE
                                                                                   INSURANCE TRUST      INSURANCE TRUST
                                                                                COMMODITYREALRETURN(R) EMERGING MARKETS
                                                                                STRATEGY PORTFOLIO(A)  BOND PORTFOLIO(A)
                                                                                ---------------------- -----------------
                                                                                         2012                2012
                                                                                ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................       $   14,770          $   28,929
  Net realized gain (loss) on investments......................................           90,927               5,997
  Change in unrealized appreciation (depreciation) of investments..............         (134,549)             83,425
                                                                                      ----------          ----------
  Net Increase (decrease) in net assets from operations........................          (28,852)            118,351
                                                                                      ----------          ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................        2,742,813           3,078,282
   Transfers between Variable Investment Options including guaranteed
    interest account, net......................................................          343,632             352,732
   Transfers for contract benefits and terminations............................          (10,759)            (19,130)
   Contract maintenance charges................................................               --                  --
                                                                                      ----------          ----------
  Net increase (decrease) in net assets from contractowner transactions........        3,075,686           3,411,884
                                                                                      ----------          ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 70.              200                 694
                                                                                      ----------          ----------

INCREASE (DECREASE) IN NET ASSETS..............................................        3,047,034           3,530,929
NET ASSETS -- BEGINNING OF PERIOD..............................................               --                  --
                                                                                      ----------          ----------

NET ASSETS -- END OF PERIOD....................................................       $3,047,034          $3,530,929
                                                                                      ==========          ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................              249                 270
  Redeemed.....................................................................               --                  (8)
                                                                                      ----------          ----------
  Net Increase (Decrease)......................................................              249                 262
                                                                                      ==========          ==========
UNIT ACTIVITY CLASS II
  Issued.......................................................................               --                  --
  Redeemed.....................................................................               --                  --
                                                                                      ----------          ----------
  Net Increase (Decrease)......................................................               --                  --
                                                                                      ==========          ==========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................               --                  --
  Redeemed.....................................................................               --                  --
                                                                                      ----------          ----------
  Net Increase (Decrease)......................................................               --                  --
                                                                                      ==========          ==========

                                                                                  PIMCO VARIABLE      PIMCO VARIABLE
                                                                                     INSURANCE           INSURANCE
                                                                                    TRUST REAL          TRUST TOTAL
                                                                                RETURN PORTFOLIO(A) RETURN PORTFOLIO(A)
                                                                                ------------------- -------------------
                                                                                       2012                2012
                                                                                ------------------- -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................     $   (43,360)        $    54,444
  Net realized gain (loss) on investments......................................         697,209             400,356
  Change in unrealized appreciation (depreciation) of investments..............        (536,798)           (154,944)
                                                                                    -----------         -----------
  Net Increase (decrease) in net assets from operations........................         117,051             299,856
                                                                                    -----------         -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................      13,778,284          20,042,011
   Transfers between Variable Investment Options including guaranteed
    interest account, net......................................................       2,011,780           3,506,753
   Transfers for contract benefits and terminations............................        (105,203)           (129,528)
   Contract maintenance charges................................................              --                  --
                                                                                    -----------         -----------
  Net increase (decrease) in net assets from contractowner transactions........      15,684,861          23,419,236
                                                                                    -----------         -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 70.             928               4,221
                                                                                    -----------         -----------

INCREASE (DECREASE) IN NET ASSETS..............................................      15,802,840          23,723,313
NET ASSETS -- BEGINNING OF PERIOD..............................................              --                  --
                                                                                    -----------         -----------

NET ASSETS -- END OF PERIOD....................................................     $15,802,840         $23,723,313
                                                                                    ===========         ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................           1,279               2,088
  Redeemed.....................................................................             (15)                (58)
                                                                                    -----------         -----------
  Net Increase (Decrease)......................................................           1,264               2,030
                                                                                    ===========         ===========
UNIT ACTIVITY CLASS II
  Issued.......................................................................              --                  --
  Redeemed.....................................................................              --                  --
                                                                                    -----------         -----------
  Net Increase (Decrease)......................................................              --                  --
                                                                                    ===========         ===========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................              --                  --
  Redeemed.....................................................................              --                  --
                                                                                    -----------         -----------
  Net Increase (Decrease)......................................................              --                  --
                                                                                    ===========         ===========

                                                                                                  T. ROWE PRICE
                                                                                   PROFUND VP    HEALTH SCIENCES
                                                                                BIOTECHNOLOGY(A) PORTFOLIO II(A)
                                                                                ---------------- ---------------
                                                                                      2012            2012
                                                                                ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................    $   (3,444)     $   (15,756)
  Net realized gain (loss) on investments......................................         6,058           77,905
  Change in unrealized appreciation (depreciation) of investments..............        29,821          (21,831)
                                                                                   ----------      -----------
  Net Increase (decrease) in net assets from operations........................        32,435           40,318
                                                                                   ----------      -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................       910,280        2,752,573
   Transfers between Variable Investment Options including guaranteed
    interest account, net......................................................       226,235        1,315,048
   Transfers for contract benefits and terminations............................        (2,070)         (13,148)
   Contract maintenance charges................................................            --               --
                                                                                   ----------      -----------
  Net increase (decrease) in net assets from contractowner transactions........     1,134,445        4,054,473
                                                                                   ----------      -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 70.           200              699
                                                                                   ----------      -----------

INCREASE (DECREASE) IN NET ASSETS..............................................     1,167,080        4,095,490
NET ASSETS -- BEGINNING OF PERIOD..............................................            --               --
                                                                                   ----------      -----------

NET ASSETS -- END OF PERIOD....................................................    $1,167,080      $ 4,095,490
                                                                                   ==========      ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................            --               --
  Redeemed.....................................................................            --               --
                                                                                   ----------      -----------
  Net Increase (Decrease)......................................................            --               --
                                                                                   ==========      ===========
UNIT ACTIVITY CLASS II
  Issued.......................................................................            --              250
  Redeemed.....................................................................            --               (6)
                                                                                   ----------      -----------
  Net Increase (Decrease)......................................................            --              244
                                                                                   ==========      ===========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................            79               --
  Redeemed.....................................................................            (2)              --
                                                                                   ----------      -----------
  Net Increase (Decrease)......................................................            77               --
                                                                                   ==========      ===========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE PERIOD ENDED DECEMBER 31, 2012


                                                                              TEMPLETON
                                                                          DEVELOPING MARKETS TEMPLETON FOREIGN
                                                                          SECURITIES FUND(A) SECURITIES FUND(A)
                                                                          ------------------ ------------------
                                                                                 2012               2012
                                                                          ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...........................................      $ (2,218)          $   (503)
  Net realized gain (loss) on investments................................         8,124                 85
  Change in unrealized appreciation (depreciation) of investments........        44,656             47,400
                                                                               --------           --------
  Net Increase (decrease) in net assets from operations..................        50,562             46,982
                                                                               --------           --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................       638,115            421,068
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................        50,404             51,737
   Transfers for contract benefits and terminations......................       (62,673)              (887)
   Contract maintenance charges..........................................            --                 --
                                                                               --------           --------
  Net increase (decrease) in net assets from contractowner transactions..       625,846            471,918
                                                                               --------           --------
  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................           201                201
                                                                               --------           --------

INCREASE (DECREASE) IN NET ASSETS........................................       676,609            519,101
NET ASSETS -- BEGINNING OF PERIOD........................................            --                 --
                                                                               --------           --------

NET ASSETS -- END OF PERIOD..............................................      $676,609           $519,101
                                                                               ========           ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.................................................................            76                 46
  Redeemed...............................................................           (15)                --
                                                                               --------           --------
  Net Increase (Decrease)................................................            61                 46
                                                                               ========           ========
UNIT ACTIVITY CLASS S SHARES
  Issued.................................................................            --                 --
  Redeemed...............................................................            --                 --
                                                                               --------           --------
  Net Increase (Decrease)................................................            --                 --
                                                                               ========           ========

                                                                             TEMPLETON GLOBAL      TEMPLETON GROWTH
                                                                          BOND SECURITIES FUND(A) SECURITIES FUND(A)
                                                                          ----------------------- ------------------
                                                                                   2012                  2012
                                                                          ----------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...........................................       $    44,039            $   (336)
  Net realized gain (loss) on investments................................             1,349               1,174
  Change in unrealized appreciation (depreciation) of investments........           606,712               8,691
                                                                                -----------            --------
  Net Increase (decrease) in net assets from operations..................           652,100               9,529
                                                                                -----------            --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................        11,909,451             162,644
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................         1,642,689              23,069
   Transfers for contract benefits and terminations......................           (52,823)             (1,147)
   Contract maintenance charges..........................................                --                  --
                                                                                -----------            --------
  Net increase (decrease) in net assets from contractowner transactions..        13,499,317             184,566
                                                                                -----------            --------
  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................             1,000                  99
                                                                                -----------            --------

INCREASE (DECREASE) IN NET ASSETS........................................        14,152,417             194,194
NET ASSETS -- BEGINNING OF PERIOD........................................                --                  --
                                                                                -----------            --------

NET ASSETS -- END OF PERIOD..............................................       $14,152,417            $194,194
                                                                                ===========            ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.................................................................             1,140                  18
  Redeemed...............................................................               (13)                 (1)
                                                                                -----------            --------
  Net Increase (Decrease)................................................             1,127                  17
                                                                                ===========            ========
UNIT ACTIVITY CLASS S SHARES
  Issued.................................................................                --                  --
  Redeemed...............................................................                --                  --
                                                                                -----------            --------
  Net Increase (Decrease)................................................                --                  --
                                                                                ===========            ========

                                                                           VAN ECK VIP
                                                                           GLOBAL HARD
                                                                          ASSETS FUND(A)
                                                                          --------------
                                                                               2012
                                                                          --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...........................................   $     (657)
  Net realized gain (loss) on investments................................       46,500
  Change in unrealized appreciation (depreciation) of investments........      109,491
                                                                            ----------
  Net Increase (decrease) in net assets from operations..................      155,334
                                                                            ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................    5,110,848
   Transfers between Variable Investment Options including guaranteed
    interest account, net................................................    1,142,636
   Transfers for contract benefits and terminations......................      (77,525)
   Contract maintenance charges..........................................           --
                                                                            ----------
  Net increase (decrease) in net assets from contractowner transactions..    6,175,959
                                                                            ----------
  Net increase (decrease) in amount retained by AXA in Separate Account
   No. 70................................................................          699
                                                                            ----------

INCREASE (DECREASE) IN NET ASSETS........................................    6,331,992
NET ASSETS -- BEGINNING OF PERIOD........................................           --
                                                                            ----------

NET ASSETS -- END OF PERIOD..............................................   $6,331,992
                                                                            ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.................................................................           --
  Redeemed...............................................................           --
                                                                            ----------
  Net Increase (Decrease)................................................           --
                                                                            ==========
UNIT ACTIVITY CLASS S SHARES
  Issued.................................................................          598
  Redeemed...............................................................          (17)
                                                                            ----------
  Net Increase (Decrease)................................................          581
                                                                            ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 70 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AllianceBernstein Variable Products Series Fund, Inc. , American Century Variable Portfolios, Inc. , AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc. , EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., Lord Abbett Series Fund, MFS Variable Insurance Trust, Northern Lights Variable Trust, PIMCO Variable Insurance Trust , ProFunds, T.Rowe Price Equity Series, Inc., and Van Eck VIP Trust (collectively, "The Trusts"). The Trusts are open-ended management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. As used herein, "The Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:


     ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.*
  .   AllianceBernstein VPS Balanced Wealth Strategy Portfolio
  .   AllianceBernstein VPS International Growth Portfolio

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
  .   Invesco V.I. Diversified Dividend Fund
  .   Invesco V.I. Global Real Estate Fund
  .   Invesco V.I. High Yield Fund
  .   Invesco V.I. International Growth Fund
  .   Invesco V.I. Mid Cap Core Equity Fund
  .   Invesco V.I. Small Cap Equity Fund

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  .   American Century VP Mid Cap Value Fund

     AXA PREMIER VIP TRUST*
  .   AXA Aggressive Allocation
  .   AXA Moderate Allocation
  .   AXA Moderate-Plus Allocation
  .   Multimanager Aggressive Equity
  .   Multimanager International Equity
  .   Multimanager Large Cap Value
  .   Multimanager Mid Cap Growth
  .   Multimanager Mid Cap Value
  .   Multimanager Small Cap Value

     BLACKROCK VARIABLE SERIES FUNDS, INC.
  .   BlackRock Global Allocation V.I. Fund
  .   BlackRock Large Cap Growth V.I Fund

     EQ ADVISORS TRUST*
  .   All Asset Growth-Alt 20
  .   AXA Aggressive Strategy
  .   AXA Balanced Strategy
  .   AXA Conservative Growth Strategy
  .   AXA Conservative Strategy
  .   AXA Growth Strategy
  .   AXA Moderate Growth Strategy
  .   AXA Ultra Conservative Strategy
  .   EQ/AllianceBernstein Dynamic Wealth Strategies
  .   EQ/AllianceBernstein Small Cap Growth
  .   EQ/AXA Franklin Small Cap Value Core
  .   EQ/BlackRock Basic Value Equity
  .   EQ/Boston Advisors Equity Income
  .   EQ/Capital Guardian Research
  .   EQ/Common Stock Index
  .   EQ/Core Bond Index
  .   EQ/Davis New York Venture
  .   EQ/Equity 500 Index
  .   EQ/Franklin Core Balanced
  .   EQ/Franklin Templeton Allocation
  .   EQ/GAMCO Mergers and Acquisitions
  .   EQ/GAMCO Small Company Value
  .   EQ/Global Bond PLUS
  .   EQ/Global Multi-Sector Equity
  .   EQ/Intermediate Government Bond
  .   EQ/International Core PLUS
  .   EQ/International Equity Index
  .   EQ/International ETF
  .   EQ/International Value PLUS
  .   EQ/JPMorgan Value Opportunities
  .   EQ/Large Cap Growth Index
  .   EQ/Large Cap Growth PLUS
  .   EQ/Large Cap Value Index
  .   EQ/Large Cap Value PLUS
  .   EQ/MFS International Growth
  .   EQ/Mid Cap Index
  .   EQ/Mid Cap Value PLUS
  .   EQ/Money Market
  .   EQ/Montag & Caldwell Growth
  .   EQ/Morgan Stanley Mid Cap Growth
  .   EQ/Mutual Large Cap Equity

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

1. Organization (Continued)

  .   EQ/Oppenheimer Global
  .   EQ/PIMCO Ultra Short Bond
  .   EQ/Small Company Index
  .   EQ/T. Rowe Price Growth Stock
  .   EQ/Templeton Global Equity
  .   EQ/Van Kampen Comstock
  .   EQ/Wells Fargo Omega Growth

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
  .   Fidelity(R) VIP Contrafund(R) Portfolio
  .   Fidelity(R) VIP Mid Cap Portfolio
  .   Fidelity(R) VIP Strategic Income Portfolio

     FIRST TRUST VARIABLE INSURANCE TRUST
  .   First Trust/Dow Jones Dividend & Income Allocation

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  .   Franklin Income Securities Fund
  .   Franklin Strategic Income Securities Fund
  .   Franklin Templeton VIP Founding Funds Allocation Fund
  .   Mutual Shares Securities Fund
  .   Templeton Developing Markets Securities Fund
  .   Templeton Foreign Securities Fund
  .   Templeton Global Bond Securities Fund
  .   Templeton Growth Securities Fund

     GOLDMAN SACHS VARIABLE INSURANCE TRUST - VARIABLE INSURANCE PRODUCTS
  .   Goldman Sachs VIT Mid Cap Value Fund

     IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
  .   Ivy Funds VIP Asset Strategy
  .   Ivy Funds VIP Dividend Opportunities
  .   Ivy Funds VIP Energy
  .   Ivy Funds VIP Global Natural Resources
  .   Ivy Funds VIP High Income
  .   Ivy Funds VIP Mid Cap Growth
  .   Ivy Funds VIP Science and Technology
  .   Ivy Funds VIP Small Cap Growth

     LAZARD RETIREMENT SERIES, INC.
  .   Lazard Retirement Emerging Markets Equity Portfolio

     LORD ABBETT SERIES FUND, INC.
  .   Lord Abbett Series Fund - Bond Debenture Portfolio
  .   Lord Abbett Series Fund - Class Stock Portfolio
  .   Lord Abbett Series Fund - Growth Opportunities Portfolio

     MFS(R) VARIABLE INSURANCE TRUSTS
  .   MFS(R) Investors Growth Stock Series
  .   MFS(R) Investors Trust Series
  .   MFS(R) Technology Porfolio
  .   MFS(R) Utilities Series

     NORTHERN LIGHTS VARIABLE TRUST
  .   7Twelve Balanced Portfolio

     PIMCO VARIABLE INSURANCE TRUST
  .   PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio
  .   PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio
  .   PIMCO Variable Insurance Trust Real Return Portfolio
  .   PIMCO Variable Insurance Trust Total Return Portfolio

     PROFUNDS VP
  .   ProFund VP Biotechnology

     T. ROWE PRICE EQUITY SERIES, INC.
  .   T. Rowe Price Health Sciences Portfolio II

     VAN ECK VIP TRUST
  .   Van Eck VIP Global Hard Assets Fund

   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable for the Retirement Cornerstone(R) Series 12 (the "Contracts"). The annuities in the Retirement Cornerstone(R) Series 12 are offered with the same Variable Investment Options for use as a nonqualified annuity (NQ) for after-tax contributions only, or when used as an investment vehicle for certain qualified plans (QP), an individual retirement annuity (IRA) or a tax-shelter annuity (TSA). The Retirement Cornerstone(R) Series 12 of annuities are offered under group and individual variable annuity forms.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, (2) mortality and expense charges, asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

1. Organization (Concluded)


   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS:

   Investments are made in shares of The Trusts and are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded by the Account on the trade date. Dividend income and distributions of net realized gains from The Trusts are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) distributions representing the net realized gains on investment transactions.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46. Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012



3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1 and Level 2 during the year.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

                                                           PURCHASES     SALES
                                                          ------------ ----------
7Twelve Balanced Portfolio............................... $ 17,985,810 $  415,762
All Asset Growth -- Alt 20...............................    1,016,656     56,564
AllianceBernstein VPS Balanced Wealth Strategy Portfolio.    1,445,412     92,276
AllianceBernstein VPS International Growth Portfolio.....      668,501    132,796
American Century VP Mid Cap Value Fund...................    2,520,698     70,281
AXA Aggressive Allocation................................    2,590,809    325,271
AXA Aggressive Strategy..................................  123,767,755  2,249,188
AXA Balanced Strategy....................................  171,698,825  1,662,563
AXA Conservative Growth Strategy.........................  114,416,725  1,217,114
AXA Conservative Strategy................................   77,582,597  2,214,919
AXA Growth Strategy......................................  162,736,429  3,093,877
AXA Moderate Allocation..................................    8,128,695    613,897
AXA Moderate Growth Strategy.............................  309,305,728  2,012,342
AXA Moderate-Plus Allocation.............................    4,798,955    277,604
AXA Ultra Conservative Strategy..........................      358,323    356,750
BlackRock Global Allocation V.I. Fund....................    7,859,085    299,026
BlackRock Large Cap Growth V.I Fund......................    1,343,771     80,675
EQ/AllianceBernstein Dynamic Wealth Strategies...........  217,698,731  2,705,558
EQ/AllianceBernstein Small Cap Growth....................    2,519,532    110,957
EQ/AXA Franklin Small Cap Value Core.....................      358,757     17,526
EQ/BlackRock Basic Value Equity..........................    6,998,537    116,935
EQ/Boston Advisors Equity Income.........................    3,086,330     52,173
EQ/Capital Guardian Research.............................      622,304    170,188
EQ/Common Stock Index....................................      888,411     20,160
EQ/Core Bond Index.......................................    3,527,539    445,351
EQ/Davis New York Venture................................    1,485,372    103,725
EQ/Equity 500 Index......................................    6,387,177    193,532
EQ/Franklin Core Balanced................................      504,157    102,237
EQ/Franklin Templeton Allocation.........................      369,956     19,824
EQ/GAMCO Mergers and Acquisitions........................      636,793      8,580
EQ/GAMCO Small Company Value.............................   11,674,615    218,618
EQ/Global Bond PLUS......................................      905,926     33,708

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

4. Purchases and Sales of Investments (Continued)

                                                             PURCHASES     SALES
                                                            ----------- -----------
EQ/Global Multi-Sector Equity.............................. $   568,116 $    13,400
EQ/Intermediate Government Bond............................   1,886,943      87,835
EQ/International Core PLUS.................................     333,994      27,051
EQ/International Equity Index..............................     727,084      39,487
EQ/International ETF.......................................     547,942       3,297
EQ/International Value PLUS................................     101,311       1,401
EQ/JPMorgan Value Opportunities............................     719,515       9,463
EQ/Large Cap Growth Index..................................   1,903,868      68,416
EQ/Large Cap Growth PLUS...................................     186,017      48,336
EQ/Large Cap Value Index...................................   1,743,094      15,486
EQ/Large Cap Value PLUS....................................     185,353       1,660
EQ/MFS International Growth................................   1,869,992      39,859
EQ/Mid Cap Index...........................................   2,160,513      26,156
EQ/Mid Cap Value PLUS......................................     240,621      56,275
EQ/Money Market............................................  53,445,661  22,449,486
EQ/Montag & Caldwell Growth................................   1,083,398      74,219
EQ/Morgan Stanley Mid Cap Growth...........................   3,641,884     138,480
EQ/Mutual Large Cap Equity.................................      52,342       3,191
EQ/Oppenheimer Global......................................   1,284,054      63,175
EQ/PIMCO Ultra Short Bond..................................   4,625,937     879,209
EQ/Small Company Index.....................................   2,604,663     175,420
EQ/T. Rowe Price Growth Stock..............................   5,613,318     157,428
EQ/Templeton Global Equity.................................     587,281      44,850
EQ/Van Kampen Comstock.....................................     488,802      31,362
EQ/Wells Fargo Omega Growth................................   8,063,979     168,300
Fidelity(R) VIP Contrafund(R) Portfolio....................   8,312,751     589,763
Fidelity(R) VIP Mid Cap Portfolio..........................   3,005,136     132,301
Fidelity(R) VIP Strategic Income Portfolio.................   6,211,991      64,509
First Trust/Dow Jones Dividend & Income Allocation.........     619,171      47,074
Franklin Income Securities Fund............................   4,067,620     238,358
Franklin Strategic Income Securities Fund..................   4,976,921     330,818
Franklin Templeton VIP Founding Funds Allocation Fund......     346,252      43,086
Goldman Sachs VIT Mid Cap Value Fund.......................   1,786,853      67,690
Invesco V.I. Diversified Dividend Fund.....................     896,551      19,260
Invesco V.I. Global Real Estate Fund.......................   5,473,392      58,952
Invesco V.I. High Yield Fund...............................   2,828,821      52,186
Invesco V.I. International Growth Fund.....................   2,923,319      46,024
Invesco V.I. Mid Cap Core Equity Fund......................     722,720      54,701
Invesco V.I. Small Cap Equity Fund.........................     496,598      15,873
Ivy Funds VIP Asset Strategy...............................   4,408,217     163,486
Ivy Funds VIP Dividend Opportunities.......................   1,067,577     113,698
Ivy Funds VIP Energy.......................................   1,606,663      41,583
Ivy Funds VIP Global Natural Resources.....................   1,142,849      33,311
Ivy Funds VIP High Income..................................  10,403,911     231,672
Ivy Funds VIP Mid Cap Growth...............................   3,146,304      69,035
Ivy Funds VIP Science and Technology.......................   3,169,452     125,929
Ivy Funds VIP Small Cap Growth.............................   1,282,033      65,240
Lazard Retirement Emerging Markets Equity Portfolio........   9,618,890     206,149
Lord Abbett Series Fund -- Bond Debenture Portfolio........   1,555,658     112,347
Lord Abbett Series Fund -- Class Stock Portfolio...........     845,208      44,006
Lord Abbett Series Fund -- Growth Opportunities Portfoliio.     280,977       5,627
MFS(R) International Value Portfolio.......................   6,101,829     199,346
MFS(R) Investors Growth Stock Series.......................     486,185      63,902
MFS(R) Investors Trust Series..............................     258,780       6,749

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

4. Purchases and Sales of Investments (Concluded)

                                                                           PURCHASES   SALES
                                                                          ----------- --------
MFS(R) Technology Porfolio............................................... $ 1,160,610 $ 47,679
MFS(R) Utilities Series..................................................   2,750,352  123,342
Multimanager Aggressive Equity...........................................     153,546   36,730
Multimanager International Equity........................................     218,341   64,123
Multimanager Large Cap Value.............................................     267,944   57,297
Multimanager Mid Cap Growth..............................................     298,799   18,853
Multimanager Mid Cap Value...............................................     166,700   18,246
Multimanager Small Cap Value.............................................     112,272    4,353
Mutual Shares Securities Fund............................................     924,145   83,734
PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio.   3,195,295   14,575
PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio...........   3,554,749  113,242
PIMCO Variable Insurance Trust Real Return Portfolio.....................  16,580,479  248,327
PIMCO Variable Insurance Trust Total Return Portfolio....................  24,616,291  759,589
ProFund VP Biotechnology.................................................   1,169,932   38,731
T. Rowe Price Health Sciences Portfolio II...............................   4,221,435  115,235
Templeton Developing Markets Securities Fund.............................     786,693  162,864
Templeton Foreign Securities Fund........................................     474,509    2,893
Templeton Global Bond Securities Fund....................................  13,755,311  208,367
Templeton Growth Securities Fund.........................................     191,499    7,170
Van Eck VIP Global Hard Assets Fund......................................   6,427,551  207,501

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. All share classes are subject to fees for investment management and advisory services and other Trust expenses and are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans" approved by EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares in respect of activities primarily intended to result in the sale of the respective shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees and expenses are reflected in the net asset value of the shares of The Trusts and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable and its affiliates serve as investment managers of Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in their capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.12% to a high of 1.32% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AXA Equitable, AXA Advisors or Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0.25% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

5. Expenses and Related Party Transactions (Concluded)


   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the EQ/AllianceBernstein Dynamic Wealth Strategies, EQ/AllianceBerstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index; as well as a portion of EQ/Large Cap Value PLUS, Multimanager Aggressive Equity, Multimanager Large Cap Value, Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industrial Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.

6. Reorganizations

   In 2012 there were no reorganizations within the Variable Investment Options of the Account.

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the account for the following:

                                                        ASSET-BASED                 CURRENT   MAXIMUM
                                         MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                         EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                         ------------- -------------- ------------ --------- ---------

Retirement Cornerstone 12 -- Series B...     0.80%          0.30%         0.20%      1.30%     1.30%

Retirement Cornerstone 12 -- Series C...     1.10%          0.25%         0.35%      1.70%     1.70%

Retirement Cornerstone 12 -- Series CP..     0.95%          0.35%         0.25%      1.55%     1.55%

Retirement Cornerstone 12 -- Series L...     1.10%          0.30%         0.25%      1.65%     1.65%

Retirement Cornerstone 12 -- Series ADV.     0.35%          0.20%         0.10%      0.65%     0.65%

   Included as part of "Contract Maintenance Charges" in the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value as a redemption of units.

   The table below lists the fees charged by the Variable Investment Option assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract or a Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                            WHEN CHARGE
              CHARGES                       IS DEDUCTED                     AMOUNT DEDUCTED                  HOW DEDUCTED
              -------                       -----------                     ---------------                   ------------

Charges for state premium and other  At time of transaction     Varies by state                          Applied to an annuity
applicable taxes                                                                                         payout option

Annual Administrative charge         Annually on each contract  Depending on account value, in Years 1   Unit liquidation from
                                     date anniversary.          to 2 lesser of $30 or 2% of account      account value
                                                                value, thereafter $30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

7. Contractowner Charges (Concluded)

                                                 WHEN CHARGE
                CHARGES                          IS DEDUCTED                     AMOUNT DEDUCTED
                 -------                         -----------                     ---------------

Withdrawal charge                         At time of transaction     LOW - 0%


                                                                     HIGH - 8% in contract years 1 and 2.
                                                                     The charge declines 1% each contract
                                                                     year until it reaches 0% in contract
                                                                     year 10.

                                                                     *  Note - Depending on the contract
                                                                        and/or certain elections made under
                                                                        the contract, the withdrawal charge
                                                                        may or may not apply.

Charge for each additional transfer in    At time of transaction     Maximum Charge $35
excess of 12 transfers per contract year                             Current Charge $0

Special service charges

Express mail charge                       At time of transaction     Current and Maximum Charge: $35


Wire transfer charge                      At time of transaction     Current and Maximum Charge: $90


Duplicate contract charge                 At time of transaction     Current and Maximum Charge: $35


Check preparation charge                  At time of transaction     Maximum Charge: $85. Current charge: $0.


Charge for third party transfer or        At time of transaction     Maximum Charge: $125. Current charge:
exchange                                                             $65.

Guaranteed Minimum Income Benefit                                    Current charge: 1.05%. Maximum charge
                                                                     2.00%. AXA Equitable has the discretion
                                                                     to change the current fee after the
                                                                     first two contract years but it will
                                                                     never exceed the maximum fee.

Guaranteed Minimum Death Benefit
Options:

Highest Anniversary Value Death           Annually on each contract  0.35% of the Annual ratchet to age 80
Benefit                                   date anniversary           benefit base

Guaranteed Minimum Death Benefit          Annually on each contract  Current charge: 1.05%. Maximum charge
                                          anniversary                2.00%. AXA Equitable has the discretion
                                                                     to change the current fee after the
                                                                     first two contract years but it will
                                                                     never exceed the maximum fee.

Greater of GMDB I                         Annually on each contract  GMBD I election: 1.10% (max 1.25%)
                                          date anniversary

Greater of GMBD II                        Annually on each contract  GMBD II election: 1.25% (max 1.40%)
                                          date anniversary


Greater of GMIB I                         Annually on each contract  GMIB I election: 1.15% (max 1.30%)
                                          date anniversary

Greater of GMIB II                        Annually on each contract  GMIB II election: 1.15% (max 1.45%)
                                          date anniversary

            AMOUNT DEDUCTED                  HOW DEDUCTED
            ---------------                   ------------

LOW - 0%                                 Unit liquidation from
                                         account value

HIGH - 8% in contract years 1 and 2.
The charge declines 1% each contract
year until it reaches 0% in contract
year 10.

*  Note - Depending on the contract
   and/or certain elections made under
   the contract, the withdrawal charge
   may or may not apply.

Maximum Charge $35                       Unit liquidation from
Current Charge $0                        account value



Current and Maximum Charge: $35          Unit liquidation from
                                         account value

Current and Maximum Charge: $90          Unit liquidation from
                                         account value

Current and Maximum Charge: $35          Unit liquidation from
                                         account value

Maximum Charge: $85. Current charge: $0. Unit liquidation from account value

Maximum Charge: $125. Current charge:    Unit liquidation from
$65.                                     account value

Current charge: 1.05%. Maximum charge    Unit liquidation from
2.00%. AXA Equitable has the discretion  account value
to change the current fee after the
first two contract years but it will
never exceed the maximum fee.




0.35% of the Annual ratchet to age 80    Unit liquidation from
benefit base                             account value

Current charge: 1.05%. Maximum charge    Unit liquidation from
2.00%. AXA Equitable has the discretion  account value
to change the current fee after the
first two contract years but it will
never exceed the maximum fee.

GMBD I election: 1.10% (max 1.25%)       Unit liquidation from
               account value

GMBD II election: 1.25% (max 1.40%)      Unit liquidation from
               account value


GMIB I election: 1.15% (max 1.30%)       Unit liquidation from
               account value

GMIB II election: 1.15% (max 1.45%)      Unit liquidation from
               account value

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights


   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                               YEAR ENDED DECEMBER 31, 2012
                                                          ----------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                          UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                          ---------- ----------------- ----------------- -------------- ---------
7TWELVE BALANCED PORTFOLIO
        Unit Value 1.30% to 1.70%*
2012    Lowest contract charge 1.30% Common Shares(a)       $10.47            --                 --             --        4.70%
        Highest contract charge 1.70% Common Shares(a)      $10.44            --                 --             --        4.50%
        All contract charges                                    --         1,723           $ 18,028             --
ALL ASSET GROWTH--ALT 20
        Unit Value 1.30% to 1.70%*
2012    Lowest contract charge 1.30% Class A(a)             $12.22            --                 --             --        2.35%
        Highest contract charge 1.70% Class A(a)            $12.07            --                 --             --        2.12%
        All contract charges                                    --            81           $    976           2.74%
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
        Unit Value 1.30% to 1.70%*
2012    Lowest contract charge 1.30% Class B (a)            $11.78            --                 --             --        3.33%
        Highest contract charge 1.70% Class B (a)           $11.63            --                 --             --        3.01%
        All contract charges                                    --           119           $  1,407           1.43%
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
        Unit Value 1.30% to 1.65%*
2012    Lowest contract charge 1.30% Class B (a)            $10.60            --                 --             --        1.73%
        Highest contract charge 1.65% Class B (a)           $10.49            --                 --             --        1.55%
        All contract charges                                    --            54           $    570           1.05%
AMERICAN CENTURY VP MID CAP VALUE FUND
        Unit Value 1.30% to 1.70%*
2012    Lowest contract charge 1.30% Class II (a)           $13.85            --                 --             --        5.64%
        Highest contract charge 1.70% Class II (a)          $13.68            --                 --             --        5.39%
        All contract charges                                    --           185           $  2,554           1.63%
AXA AGGRESSIVE ALLOCATION
        Unit Value 1.30% to 1.65%*
2012    Lowest contract charge 1.30% Class A (a)            $11.81            --                 --             --        2.96%
        Highest contract charge 1.65% Class A (a)           $11.68            --                 --             --        2.73%
        All contract charges                                    --           194           $  2,281           3.61%
AXA AGGRESSIVE STRATEGY
        Unit Value 1.30% to 1.70%*
2012    Lowest contract charge 1.30% Class B (a)            $10.48            --                 --             --        3.25%
        Highest contract charge 1.70% Class B (a)           $10.45            --                 --             --        2.96%
        All contract charges                                    --        11,834           $123,880           2.25%
AXA BALANCED STRATEGY
        Unit Value 1.30% to 1.70%*
2012    Lowest contract charge 1.30% Class B (a)            $11.31            --                 --             --        1.71%
        Highest contract charge 1.70% Class B (a)           $11.17            --                 --             --        1.45%
        All contract charges                                    --        15,246           $171,809           1.82%
AXA CONSERVATIVE GROWTH STRATEGY
        Unit Value 1.30% to 1.70%*
2012    Lowest contract charge 1.30% Class B (a)            $11.16            --                 --             --        1.45%
        Highest contract charge 1.70% Class B (a)           $11.02            --                 --             --        1.19%
        All contract charges                                    --        10,259           $114,078           1.85%
AXA CONSERVATIVE STRATEGY
        Unit Value 1.30% to 1.70%*
2012    Lowest contract charge 1.30% Class B (a)            $10.84            --                 --             --        0.84%
        Highest contract charge 1.70% Class B (a)           $10.70            --                 --             --        0.47%
        All contract charges                                    --         6,987           $ 75,437           1.90%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEAR ENDED DECEMBER 31, 2012
                                                   ---------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                   UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                   ---------- ----------------- ----------------- -------------- ---------
AXA GROWTH STRATEGY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class B (a)       $11.60            --                 --             --         2.29%
      Highest contract charge 1.70% Class B (a)      $11.45            --                 --             --         1.96%
      All contract charges                               --        14,063           $162,471           1.83%
AXA MODERATE ALLOCATION
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)       $11.39            --                 --             --         1.97%
      Highest contract charge 1.70% Class A (a)      $11.24            --                 --             --         1.63%
      All contract charges                               --           671           $  7,626           1.55%
AXA MODERATE GROWTH STRATEGY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class B (a)       $11.46            --                 --             --         1.96%
      Highest contract charge 1.70% Class B (a)      $11.32            --                 --             --         1.71%
      All contract charges                               --        27,322           $312,066           1.69%
AXA MODERATE-PLUS ALLOCATION
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)       $11.61            --                 --             --         2.47%
      Highest contract charge 1.70% Class A (a)      $11.47            --                 --             --         2.23%
      All contract charges                               --           398           $  4,611           1.62%
AXA ULTRA CONSERVATIVE STRATEGY
      Unit Value 1.30% to 1.55%*
2012  Lowest contract charge 1.30% Class B (a)       $10.09            --                 --             --        (0.69)%
      Highest contract charge 1.55% Class B (a)      $10.06            --                 --             --        (0.89)%
      All contract charges                               --            --           $      2           1.49%
BLACKROCK GLOBAL ALLOCATION V.I. FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class III (a)     $11.33            --                 --             --         2.16%
      Highest contract charge 1.70% Class III (a)    $11.19            --                 --             --         1.91%
      All contract charges                               --           680           $  7,678           3.42%
BLACKROCK LARGE CAP GROWTH V.I FUND
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Class III (a)     $13.35            --                 --             --        (1.55)%
      Highest contract charge 1.65% Class III (a)    $13.20            --                 --             --        (1.79)%
      All contract charges                               --            88           $  1,179           2.94%
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class B (a)       $10.12            --                 --             --         1.10%
      Highest contract charge 1.70% Class B (a)      $10.04            --                 --             --         0.80%
      All contract charges                               --        21,714           $219,067           0.86%
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)       $15.86            --                 --             --         1.47%
      Highest contract charge 1.70% Class A (a)      $15.66            --                 --             --         1.16%
      All contract charges                               --           152           $  2,377           0.57%
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)       $13.41            --                 --             --         5.18%
      Highest contract charge 1.70% Class A (a)      $13.24            --                 --             --         4.91%
      All contract charges                               --            27           $    362           1.79%
EQ/BLACKROCK BASIC VALUE EQUITY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)       $12.38            --                 --             --         1.39%
      Highest contract charge 1.70% Class A (a)      $12.22            --                 --             --         1.08%
      All contract charges                               --           574           $  7,070           3.26%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                      YEAR ENDED DECEMBER 31, 2012
                                                 ----------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $13.31           --                  --             --        4.72%
      Highest contract charge 1.70% Class A (a)    $13.14           --                  --             --        4.37%
      All contract charges                             --          231             $ 3,057           4.91%
EQ/CAPITAL GUARDIAN RESEARCH
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Class A (a)     $14.23           --                  --             --        5.10%
      Highest contract charge 1.65% Class A (a)    $14.07           --                  --             --        4.84%
      All contract charges                             --           33             $   472           2.26%
EQ/COMMON STOCK INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $13.43           --                  --             --        2.36%
      Highest contract charge 1.70% Class A (a)    $13.26           --                  --             --        2.08%
      All contract charges                             --           66             $   890           3.28%
EQ/CORE BOND INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class B (a)     $10.90           --                  --             --        0.93%
      Highest contract charge 1.70% Class B (a)    $10.77           --                  --             --        0.75%
      All contract charges                             --          281             $ 3,060           3.07%
EQ/DAVIS NEW YORK VENTURE
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $11.84           --                  --             --        0.68%
      Highest contract charge 1.70% Class A (a)    $11.69           --                  --             --        0.43%
      All contract charges                             --          120             $ 1,413           2.03%
EQ/EQUITY 500 INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $13.27           --                  --             --        2.39%
      Highest contract charge 1.70% Class A (a)    $13.10           --                  --             --        2.02%
      All contract charges                             --          473             $ 6,257           3.68%
EQ/FRANKLIN CORE BALANCED
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $12.32           --                  --             --        3.79%
      Highest contract charge 1.70% Class A (a)    $12.16           --                  --             --        3.49%
      All contract charges                             --           32             $   397           9.85%
EQ/FRANKLIN TEMPLETON ALLOCATION
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Class A (a)     $11.96           --                  --             --        4.91%
      Highest contract charge 1.65% Class A (a)    $11.83           --                  --             --        4.69%
      All contract charges                             --           30             $   354           5.82%
EQ/GAMCO MERGERS AND ACQUISITIONS
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $11.51           --                  --             --        1.14%
      Highest contract charge 1.70% Class A (a)    $11.36           --                  --             --        0.80%
      All contract charges                             --           54             $   632             --
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $15.43           --                  --             --        6.27%
      Highest contract charge 1.70% Class A (a)    $15.24           --                  --             --        5.98%
      All contract charges                             --          776             $11,930           2.69%
EQ/GLOBAL BOND PLUS
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $10.96           --                  --             --        1.48%
      Highest contract charge 1.70% Class A (a)    $10.82           --                  --             --        1.12%
      All contract charges                             --           78             $   847           2.59%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                      YEAR ENDED DECEMBER 31, 2012
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $11.23           --                 --              --         4.86%
      Highest contract charge 1.70% Class A (a)    $11.09           --                 --              --         4.52%
      All contract charges                             --           52             $  587            2.62%
EQ/INTERMEDIATE GOVERNMENT BOND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class B (a)     $10.54           --                 --              --        (0.09)%
      Highest contract charge 1.70% Class B (a)    $10.41           --                 --              --        (0.38)%
      All contract charges                             --          171             $1,790            0.50%
EQ/INTERNATIONAL CORE PLUS
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $10.27           --                 --              --         5.88%
      Highest contract charge 1.70% Class A (a)    $10.14           --                 --              --         5.52%
      All contract charges                             --           32             $  329            2.83%
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $10.38           --                 --              --         8.46%
      Highest contract charge 1.70% Class A (a)    $10.25           --                 --              --         8.12%
      All contract charges                             --           72             $  739            6.02%
EQ/INTERNATIONAL ETF
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $10.63           --                 --              --         7.81%
      Highest contract charge 1.70% Class A (a)    $10.50           --                 --              --         7.58%
      All contract charges                             --           53             $  557            5.71%
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Class A (a)     $10.02           --                 --              --         7.40%
      Highest contract charge 1.65% Class A (a)    $ 9.91           --                 --              --         7.14%
      All contract charges                             --           11             $  106            4.45%
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $12.25           --                 --              --         3.38%
      Highest contract charge 1.70% Class A (a)    $12.10           --                 --              --         3.15%
      All contract charges                             --           61             $  743            1.87%
EQ/LARGE CAP GROWTH INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $13.67           --                 --              --        (0.44)%
      Highest contract charge 1.70% Class A (a)    $13.50           --                 --              --        (0.66)%
      All contract charges                             --          136             $1,851            2.54%
EQ/LARGE CAP GROWTH PLUS
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Class A (a)     $12.43           --                 --              --        (1.74)%
      Highest contract charge 1.65% Class A (a)    $12.29           --                 --              --        (1.99)%
      All contract charges                             --           11             $  139            1.35%
EQ/LARGE CAP VALUE INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $13.18           --                 --              --         5.27%
      Highest contract charge 1.70% Class A (a)    $13.02           --                 --              --         5.08%
      All contract charges                             --          133             $1,738            4.46%
EQ/LARGE CAP VALUE PLUS
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Class A (a)     $12.26           --                 --              --         4.16%
      Highest contract charge 1.65% Class A (a)    $12.12           --                 --              --         3.86%
      All contract charges                             --           15             $  188            3.57%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                      YEAR ENDED DECEMBER 31, 2012
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $12.09            --                 --             --         4.86%
      Highest contract charge 1.70% Class A (a)    $11.93            --                 --             --         4.56%
      All contract charges                             --           160            $ 1,929           2.50%
EQ/MID CAP INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $14.59            --                 --             --         2.67%
      Highest contract charge 1.70% Class A (a)    $14.40            --                 --             --         2.35%
      All contract charges                             --           153            $ 2,219           2.25%
EQ/MID CAP VALUE PLUS
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Class A (a)     $13.35            --                 --             --         4.71%
      Highest contract charge 1.65% Class A (a)    $13.20            --                 --             --         4.43%
      All contract charges                             --            14            $   194           2.68%
EQ/MONEY MARKET
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $ 9.61            --                 --             --        (0.83)%
      Highest contract charge 1.70% Class A (a)    $ 9.49            --                 --             --        (1.15)%
      All contract charges                             --         3,253            $30,995             --
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $12.45            --                 --             --         1.14%
      Highest contract charge 1.70% Class A (a)    $12.29            --                 --             --         0.82%
      All contract charges                             --            82            $ 1,019           1.86%
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $13.10            --                 --             --        (5.35)%
      Highest contract charge 1.70% Class A (a)    $12.94            --                 --             --        (5.55)%
      All contract charges                             --           272            $ 3,559           0.97%
EQ/MUTUAL LARGE CAP EQUITY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $12.09            --                 --             --         3.51%
      Highest contract charge 1.70% Class A (a)    $11.93            --                 --             --         3.20%
      All contract charges                             --             4            $    49           2.13%
EQ/OPPENHEIMER GLOBAL
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $12.47            --                 --             --         8.06%
      Highest contract charge 1.70% Class A (a)    $12.31            --                 --             --         7.79%
      All contract charges                             --           106            $ 1,321           1.79%
EQ/PIMCO ULTRA SHORT BOND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $ 9.86            --                 --             --        (0.20)%
      Highest contract charge 1.70% Class A (a)    $ 9.73            --                 --             --        (0.51)%
      All contract charges                             --           382            $ 3,738           0.99%
EQ/SMALL COMPANY INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $14.52            --                 --             --         3.86%
      Highest contract charge 1.70% Class A (a)    $14.33            --                 --             --         3.54%
      All contract charges                             --           163            $ 2,354           3.35%
EQ/T. ROWE PRICE GROWTH STOCK
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)     $13.57            --                 --             --        (0.95)%
      Highest contract charge 1.70% Class A (a)    $13.40            --                 --             --        (1.25)%
      All contract charges                             --           414            $ 5,584             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                              YEAR ENDED DECEMBER 31, 2012
                                                         ---------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                         UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                         ---------- ----------------- ----------------- -------------- ---------
EQ/TEMPLETON GLOBAL EQUITY
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Class A (a)             $11.62           --                 --              --         7.89%
      Highest contract charge 1.65% Class A (a)            $11.49           --                 --              --         7.69%
      All contract charges                                     --           49             $  564            3.60%
EQ/VAN KAMPEN COMSTOCK
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (a)             $13.20           --                 --              --         5.43%
      Highest contract charge 1.70% Class A (a)            $13.03           --                 --              --         5.08%
      All contract charges                                     --           36             $  472            3.37%
EQ/WELLS FARGO OMEGA GROWTH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class B (a)             $10.31           --                 --              --        (0.48)%
      Highest contract charge 1.70% Class B (a)            $10.23           --                 --              --        (0.78)%
      All contract charges                                     --          775             $7,971            0.03%
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class 2 (a)     $13.17           --                 --              --         2.09%
      Highest contract charge 1.70% Service Class 2 (a)    $13.00           --                 --              --         1.80%
      All contract charges                                     --          600             $7,870            2.45%
FIDELITY(R) VIP MID CAP PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class 2 (a)     $12.84           --                 --              --         1.10%
      Highest contract charge 1.70% Service Class 2 (a)    $12.68           --                 --              --         0.79%
      All contract charges                                     --          217             $2,768            0.84%
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class 2 (a)     $12.23           --                 --              --         4.80%
      Highest contract charge 1.70% Service Class 2 (a)    $12.07           --                 --              --         4.50%
      All contract charges                                     --          499             $6,081            7.15%
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (a)       $10.35           --                 --              --         3.50%
      Highest contract charge 1.70% Common Shares (a)      $10.32           --                 --              --         3.30%
      All contract charges                                     --           55             $  575            2.79%
FRANKLIN INCOME SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class 2 (a)             $12.22           --                 --              --         6.26%
      Highest contract charge 1.70% Class 2 (a)            $12.07           --                 --              --         5.88%
      All contract charges                                     --          322             $3,901            0.53%
FRANKLIN STRATEGIC INCOME SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class 2 (a)             $12.52           --                 --              --         5.65%
      Highest contract charge 1.70% Class 2 (a)            $12.36           --                 --              --         5.37%
      All contract charges                                     --          384             $4,770            1.55%
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Class 2 (a)             $11.75           --                 --              --         6.92%
      Highest contract charge 1.65% Class 2 (a)            $11.62           --                 --              --         6.61%
      All contract charges                                     --           27             $  321              --
GOLDMAN SACHS VIT MID CAP VALUE FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Shares (a)      $13.87           --                 --              --         4.68%
      Highest contract charge 1.70% Service Shares (a)     $13.69           --                 --              --         4.42%
      All contract charges                                     --          131             $1,798            2.06%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                            YEAR ENDED DECEMBER 31, 2012
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Series II (a)         $12.26           --                  --             --         6.52%
      Highest contract charge 1.65% Series II (a)        $10.80           --                  --             --         6.19%
      All contract charges                                   --           79             $   907           1.88%
INVESCO V.I. GLOBAL REAL ESTATE FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Series II (a)         $13.74           --                  --             --        10.54%
      Highest contract charge 1.70% Series II (a)        $13.57           --                  --             --        10.24%
      All contract charges                                   --          424             $ 5,805           0.53%
INVESCO V.I. HIGH YIELD FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Series II (a)         $11.19           --                  --             --         7.80%
      Highest contract charge 1.70% Series II (a)        $11.10           --                  --             --         7.45%
      All contract charges                                   --          254             $ 2,826           6.30%
INVESCO V.I. INTERNATIONAL GROWTH FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Series II (a)         $11.90           --                  --             --         4.11%
      Highest contract charge 1.70% Series II (a)        $11.75           --                  --             --         3.80%
      All contract charges                                   --          256             $ 3,037           1.55%
INVESCO V.I. MID CAP CORE EQUITY FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Series II (a)         $11.76           --                  --             --         0.09%
      Highest contract charge 1.70% Series II (a)        $11.61           --                  --             --        (0.17)%
      All contract charges                                   --           60             $   694             --
INVESCO V.I. SMALL CAP EQUITY FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Series II (a)         $14.80           --                  --             --         1.93%
      Highest contract charge 1.70% Series II (a)        $14.61           --                  --             --         1.60%
      All contract charges                                   --           35             $   510             --
IVY FUNDS VIP ASSET STRATEGY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (a)     $10.60           --                  --             --         2.51%
      Highest contract charge 1.70% Common Shares (a)    $10.52           --                  --             --         2.33%
      All contract charges                                   --          430             $ 4,541           0.05%
IVY FUNDS VIP DIVIDEND OPPORTUNITIES
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (a)     $12.25           --                  --             --         0.74%
      Highest contract charge 1.70% Common Shares (a)    $12.10           --                  --             --         0.50%
      All contract charges                                   --           79             $   976           0.02%
IVY FUNDS VIP ENERGY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (a)     $11.16           --                  --             --        (4.04)%
      Highest contract charge 1.70% Common Shares (a)    $11.02           --                  --             --        (4.26)%
      All contract charges                                   --          146             $ 1,627             --
IVY FUNDS VIP GLOBAL NATURAL RESOURCES
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (a)     $ 9.32           --                  --             --        (2.71)%
      Highest contract charge 1.70% Common Shares (a)    $ 9.21           --                  --             --        (2.95)%
      All contract charges                                   --          125             $ 1,163             --
IVY FUNDS VIP HIGH INCOME
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (a)     $14.20           --                  --             --         8.31%
      Highest contract charge 1.70% Common Shares (a)    $14.02           --                  --             --         8.01%
      All contract charges                                   --          750             $10,591           0.10%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                             YEAR ENDED DECEMBER 31, 2012
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
IVY FUNDS VIP MID CAP GROWTH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (a)      $14.89           --                 --              --         1.43%
      Highest contract charge 1.70% Common Shares (a)     $14.71           --                 --              --         1.24%
      All contract charges                                    --          218             $3,233              --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (a)      $13.87           --                 --              --         9.38%
      Highest contract charge 1.70% Common Shares (a)     $13.69           --                 --              --         9.00%
      All contract charges                                    --          231             $3,202              --
IVY FUNDS VIP SMALL CAP GROWTH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (a)      $12.31           --                 --              --        (8.88)%
      Highest contract charge 1.70% Common Shares (a)     $12.15           --                 --              --        (9.19)%
      All contract charges                                    --           99             $1,218              --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Shares (a)     $12.05           --                 --              --         5.98%
      Highest contract charge 1.70% Service Shares (a)    $11.90           --                 --              --         5.68%
      All contract charges                                    --          833             $9,997            3.48%
LORD ABBETT SERIES FUND--BOND DEBENTURE PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% VC Shares (a)          $11.17           --                 --              --         5.48%
      Highest contract charge 1.70% VC Shares (a)         $11.08           --                 --              --         5.12%
      All contract charges                                    --          126             $1,400           12.49%
LORD ABBETT SERIES FUND--CLASS STOCK PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% VC Shares (a)          $ 9.89           --                 --              --         0.71%
      Highest contract charge 1.70% VC Shares (a)         $ 9.81           --                 --              --         0.41%
      All contract charges                                    --           82             $  818            2.47%
LORD ABBETT SERIES FUND--GROWTH OPPORTUNITIES PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% VC Shares (a)          $ 9.36           --                 --              --        (3.80)%
      Highest contract charge 1.70% VC Shares (a)         $ 9.29           --                 --              --        (4.03)%
      All contract charges                                    --           29             $  270            0.22%
MFS(R) INTERNATIONAL VALUE PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class (a)      $12.01           --                 --              --         5.72%
      Highest contract charge 1.70% Service Class (a)     $11.86           --                 --              --         5.42%
      All contract charges                                    --          517             $6,188            1.06%
MFS(R) INVESTORS GROWTH STOCK SERIES
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class (a)      $13.18           --                 --              --         2.41%
      Highest contract charge 1.70% Service Class (a)     $13.02           --                 --              --         2.20%
      All contract charges                                    --           33             $  433            0.20%
MFS(R) INVESTORS TRUST SERIES
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class (a)      $12.75           --                 --              --         4.08%
      Highest contract charge 1.70% Service Class (a)     $12.59           --                 --              --         3.79%
      All contract charges                                    --           21             $  263            0.61%
MFS(R) TECHNOLOGY PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class (a)      $13.69           --                 --              --        (2.42)%
      Highest contract charge 1.70% Service Class (a)     $13.52           --                 --              --        (2.66)%
      All contract charges                                    --           84             $1,144              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                            YEAR ENDED DECEMBER 31, 2012
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
MFS(R) UTILITIES SERIES
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class (a)     $13.86            --                 --             --         6.21%
      Highest contract charge 1.70% Service Class (a)    $13.68            --                 --             --         5.88%
      All contract charges                                   --           195            $ 2,688           4.45%
MULTIMANAGER AGGRESSIVE EQUITY
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Class B (a)           $12.30            --                 --             --        (1.91)%
      Highest contract charge 1.65% Class B (a)          $12.01            --                 --             --        (2.20)%
      All contract charges                                   --             9            $   124           0.36%
MULTIMANAGER INTERNATIONAL EQUITY
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Class B (a)           $13.56            --                 --             --         6.60%
      Highest contract charge 1.65% Class B (a)          $13.13            --                 --             --         6.40%
      All contract charges                                   --            14            $   173           2.19%
MULTIMANAGER LARGE CAP VALUE
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Class B (a)           $14.16            --                 --             --         3.74%
      Highest contract charge 1.65% Class B (a)          $13.71            --                 --             --         3.47%
      All contract charges                                   --            17            $   225           1.80%
MULTIMANAGER MID CAP GROWTH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class B (a)           $15.01            --                 --             --         0.20%
      Highest contract charge 1.70% Class B (a)          $11.70            --                 --             --        (0.09)%
      All contract charges                                   --            20            $   293             --
MULTIMANAGER MID CAP VALUE
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class B (a)           $15.94            --                 --             --         4.25%
      Highest contract charge 1.70% Class B (a)          $14.19            --                 --             --         4.03%
      All contract charges                                   --            10            $   157           0.70%
MULTIMANAGER SMALL CAP VALUE
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Class B (a)           $12.93            --                 --             --         3.94%
      Highest contract charge 1.65% Class B (a)          $12.55            --                 --             --         3.72%
      All contract charges                                   --             9            $   117           1.05%
MUTUAL SHARES SECURITIES FUND
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Class 2 (a)           $11.83            --                 --             --         5.06%
      Highest contract charge 1.65% Class 2 (a)          $11.70            --                 --             --         4.74%
      All contract charges                                   --            74            $   870           2.03%
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R) STRATEGY
PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Advisor Class (a)     $12.27            --                 --             --         0.57%
      Highest contract charge 1.70% Advisor Class (a)    $12.12            --                 --             --         0.33%
      All contract charges                                   --           249            $ 3,047           2.13%
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Advisor Class (a)     $13.55            --                 --             --         8.84%
      Highest contract charge 1.70% Advisor Class (a)    $13.37            --                 --             --         8.43%
      All contract charges                                   --           262            $ 3,531           3.20%
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Advisor Class (a)     $12.56            --                 --             --         4.15%
      Highest contract charge 1.70% Advisor Class (a)    $12.40            --                 --             --         3.85%
      All contract charges                                   --         1,264            $15,803           0.33%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Concluded)

                                                                             YEAR ENDED DECEMBER 31, 2012
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Advisor Class (a)      $11.75            --                 --             --         4.35%
      Highest contract charge 1.70% Advisor Class (a)     $11.60            --                 --             --         4.04%
      All contract charges                                    --         2,030            $23,720           1.57%
PROFUND VP BIOTECHNOLOGY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (a)      $15.29            --                 --             --        16.19%
      Highest contract charge 1.70% Common Shares (a)     $15.09            --                 --             --        15.81%
      All contract charges                                    --            77            $ 1,167             --
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO II
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class II (a)           $16.89            --                 --             --         8.69%
      Highest contract charge 1.70% Class II (a)          $16.67            --                 --             --         8.32%
      All contract charges                                    --           244            $ 4,095             --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class 2 (a)            $11.09            --                 --             --         1.84%
      Highest contract charge 1.70% Class 2 (a)           $10.95            --                 --             --         1.58%
      All contract charges                                    --            61            $   676           0.22%
TEMPLETON FOREIGN SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class 2 (a)            $11.10            --                 --             --         8.82%
      Highest contract charge 1.70% Class 2 (a)           $10.96            --                 --             --         8.62%
      All contract charges                                    --            46            $   519           0.73%
TEMPLETON GLOBAL BOND SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class 2 (a)            $12.62            --                 --             --         7.13%
      Highest contract charge 1.70% Class 2 (a)           $12.46            --                 --             --         6.86%
      All contract charges                                    --         1,127            $14,152           1.72%
TEMPLETON GROWTH SECURITIES FUND
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Class 2 (a)            $11.30            --                 --             --        10.46%
      Highest contract charge 1.65% Class 2 (a)           $11.18            --                 --             --        10.15%
      All contract charges                                    --            17            $   194           0.29%
VAN ECK VIP GLOBAL HARD ASSETS FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class S Shares (a)     $10.95            --                 --             --        (2.75)%
      Highest contract charge 1.70% Class S Shares (a)    $10.81            --                 --             --        (3.05)%
      All contract charges                                    --           581            $ 6,332           0.94%

  * Expenses as an annual percentage of average net assets consisting of mortality, risk, financial accounting and other expenses, for each period indicated. The ratios included only those expenses that result in direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.
  ** The investment income ratio represents the dividends, excluding distributions of capital gains, received by the Variable Investment Option from the Portfolio, net of Portfolio fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of investment income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests.
  ***These amounts represent the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
  (a)Units were made available for sale on April 30, 2012.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

9. Subsequent Events


   All material subsequent transactions and events have been evaluated for the period from December 31, 2012 through the date on which the financial statements were issued. After close of business on December 31, 2012 Separate Account 70 participated in a reorganization in which certain new and existing Variable Investment Options of Separate Account No. 70 received assets and liabilities attributable to the units of the Variable Investment Options of Separate Account No. 49, associated with the Contracts of the Retirement Cornerstone Series, Retirement Cornerstone 11 Series, and Accumulator 11 Series ("Transferred Contract Units"). In this reorganization, the assets and liabilities attributable to Transferred Contract Units were received by the corresponding existing and new Variable Investment Options of Separate Account No. 70 in exchange for units of such Variable Investment Options of the same unit class with an equivalent aggregate net unit value and bearing the same expense rate as the Transferred Contract Units.

   The units and the aggregate value of the units issued by the Variable Investment Option of Separate Account No. 70 in connection with the reorganization were as follows:

                                                                                   ACCUMULATED UNIT VALUE BEING
                                                                                     TRANSFERRED TO SEPARATE
                                                                                     ACCOUNT 70 FROM SEPARATE
FUND                                                      SHARE CLASS UNITS (000S)      ACCOUNT 49 (000S)
----                                                      ----------- ------------ ----------------------------
ALL ASSET GROWTH-ALT 20..................................      A            430             $    5,228

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.      B            263                  3,080

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....      B            455                  4,810

AMERICAN CENTURY VP LARGE COMPANY VALUE..................  CLASS II         128                  1,609

AMERICAN CENTURY VP MID CAP VALUE FUND...................  CLASS II         700                  9,642

AXA AGGRESSIVE ALLOCATION................................      A          1,252                 14,751

AXA BALANCED STRATEGY....................................      B         63,621                744,243

AXA CONSERVATIVE GROWTH STRATEGY.........................      B         34,074                389,730

AXA CONSERVATIVE STRATEGY................................      B         24,526                269,970

AXA GROWTH STRATEGY......................................      B         26,085                339,000

AXA MODERATE ALLOCATION..................................      A          3,113                 35,344

AXA MODERATE GROWTH STRATEGY.............................      B        178,809              2,092,361

AXA MODERATE-PLUS ALLOCATION.............................      A          2,787                 32,275

AXA TACTICAL MANAGER 400.................................      B          4,831                 63,469

AXA TACTICAL MANAGER 500.................................      B         12,549                152,429

AXA TACTICAL MANAGER 2000................................      B          5,328                 69,819

AXA TACTICAL MANAGER INTERNATIONAL.......................      B         11,384                111,588

AXA ULTRA CONSERVATIVE STRATEGY..........................      B             19                    193

BLACKROCK GLOBAL ALLOCATION V.I. FUND....................  CLASS III      3,309                 37,203

BLACKROCK LARGE CAP GROWTH V.I. FUND.....................  CLASS III        490                  6,031

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES...........      B         33,559                338,570

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................      A            408                  6,446
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................      B            367                  6,970

EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................      A            163                  2,174
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................      B            494                  4,999

EQ/BLACKROCK BASIC VALUE EQUITY..........................      A          2,719                 33,524

EQ/BOSTON ADVISORS EQUITY INCOME.........................      A            438                  5,808
EQ/BOSTON ADVISORS EQUITY INCOME.........................      B            840                  3,486

EQ/CALVERT SOCIALLY RESPONSIBLE..........................      B             63                    655

EQ/CAPITAL GUARDIAN RESEARCH.............................      A            146                  2,072
EQ/CAPITAL GUARDIAN RESEARCH.............................      B            242                  3,368

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

9. Subsequent Events (Continued)

                                                            ACCUMULATED UNIT VALUE BEING
                                                              TRANSFERRED TO SEPARATE
                                                              ACCOUNT 70 FROM SEPARATE
FUND                               SHARE CLASS UNITS (000S)      ACCOUNT 49 (000S)
----                               ----------- ------------ ----------------------------
EQ/COMMON STOCK INDEX.............      A            223                2,984

EQ/CORE BOND INDEX................      B         26,138              285,770

EQ/DAVIS NEW YORK VENTURE.........      A            783                9,224
EQ/DAVIS NEW YORK VENTURE.........      B            278                2,752

EQ/EQUITY 500 INDEX...............      A          1,409               18,589

EQ/EQUITY GROWTH PLUS.............      B            325                4,738

EQ/FRANKLIN CORE BALANCED.........      A            133                1,638
EQ/FRANKLIN CORE BALANCED.........      B            306                3,289

EQ/FRANKLIN TEMPLETON ALLOCATION..      A            100                1,186
EQ/FRANKLIN TEMPLETON ALLOCATION..      B            383                3,320

EQ/GAMCO MERGERS AND ACQUISITIONS.      A            440                5,037

EQ/GAMCO SMALL COMPANY VALUE......      A          3,452               53,045

EQ/GLOBAL BOND PLUS...............      A            420                4,579
EQ/GLOBAL BOND PLUS...............      B            369                4,578

EQ/GLOBAL MULTI-SECTOR EQUITY.....      A            345                3,856
EQ/GLOBAL MULTI-SECTOR EQUITY.....      B            223                4,731

EQ/INTERMEDIATE GOVERNMENT BOND...      B         12,015              128,831

EQ/INTERNATIONAL CORE PLUS........      A            250                2,555
EQ/INTERNATIONAL CORE PLUS........      B            236                3,137

EQ/INTERNATIONAL EQUITY INDEX.....      A            244                2,520

EQ/INTERNATIONAL ETF..............      A            301                3,191

EQ/INTERNATIONAL VALUE PLUS.......      A            371                3,701

EQ/JPMORGAN VALUE OPPORTUNITIES...      A            293                3,572
EQ/JPMORGAN VALUE OPPORTUNITIES...      B             98                1,311

EQ/LARGE CAP CORE PLUS............      B            138                1,627

EQ/LARGE CAP GROWTH INDEX.........      A            408                5,559

EQ/LARGE CAP GROWTH PLUS..........      A            147                1,825
EQ/LARGE CAP GROWTH PLUS..........      B            388                5,822

EQ/LARGE CAP VALUE INDEX..........      A            195                2,562

EQ/LARGE CAP VALUE PLUS...........      A            126                1,541
EQ/LARGE CAP VALUE PLUS...........      B            237                2,760

EQ/LORD ABBETT LARGE CAP CORE.....      B             92                1,143

EQ/MFS INTERNATIONAL GROWTH.......      A            454                5,464
EQ/MFS INTERNATIONAL GROWTH.......      B            449                4,978

EQ/MID CAP INDEX..................      A            368                5,341

EQ/MID CAP VALUE PLUS.............      A             57                  764
EQ/MID CAP VALUE PLUS.............      B            196                3,077

EQ/MONEY MARKET...................      A          2,080               19,879
EQ/MONEY MARKET...................      B          1,258               19,160

EQ/MONTAG & CALDWELL GROWTH.......      A            664                8,237
EQ/MONTAG & CALDWELL GROWTH.......      B            132                1,571

EQ/MORGAN STANLEY MID CAP GROWTH..      A          1,342               17,512
EQ/MORGAN STANLEY MID CAP GROWTH..      B            590                9,649

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

9. Subsequent Events (Continued)

                                                                                    ACCUMULATED UNIT VALUE BEING
                                                                                      TRANSFERRED TO SEPARATE
                                                                                      ACCOUNT 70 FROM SEPARATE
FUND                                                     SHARE CLASS   UNITS (000S)      ACCOUNT 49 (000S)
----                                                   --------------- ------------ ----------------------------
EQ/MUTUAL LARGE CAP EQUITY............................        A              85                 1,023
EQ/MUTUAL LARGE CAP EQUITY............................        B             101                   954

EQ/OPPENHEIMER GLOBAL.................................        A             849                10,538
EQ/OPPENHEIMER GLOBAL.................................        B             287                 3,199

EQ/PIMCO ULTRA SHORT BOND.............................        A           1,581                15,507
EQ/PIMCO ULTRA SHORT BOND.............................        B             127                 1,248

EQ/QUALITY BOND PLUS..................................        B           1,489                18,634

EQ/SMALL COMPANY INDEX................................        A             309                 4,462

EQ/T. ROWE PRICE GROWTH STOCK.........................        A           1,130                15,272
EQ/T. ROWE PRICE GROWTH STOCK.........................        B             734                 8,074

EQ/TEMPLETON GLOBAL EQUITY............................        A             157                 1,810
EQ/TEMPLETON GLOBAL EQUITY............................        B             753                 6,868

EQ/UBS GROWTH & INCOME................................        B             675                 2,751

EQ/VAN KAMPEN COMSTOCK................................        A             185                 2,431
EQ/VAN KAMPEN COMSTOCK................................        B              97                 1,119

EQ/WELLS FARGO OMEGA GROWTH...........................        B           2,020                23,148

FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO....... SERVICE CLASS 2       78                   956

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO............... SERVICE CLASS 2    2,364                30,979

FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO................ SERVICE CLASS 2       70                   745

FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO................ SERVICE CLASS 2       65                   686

FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO................ SERVICE CLASS 2       34                   359

FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO................ SERVICE CLASS 2       31                   322

FIDELITY(R) VIP MID CAP PORTFOLIO..................... SERVICE CLASS 2      994                12,706

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............ SERVICE CLASS 2    2,015                24,497

FRANKLIN INCOME SECURITIES FUND.......................     CLASS 2          795                 9,657

FRANKLIN STRATEGIC INCOME SECURITIES FUND.............     CLASS 2        1,359                16,934

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.     CLASS 2          158                 1,847

GOLDMAN SACHS VIT MID CAP VALUE FUND.................. SERVICE SHARES       597                 8,246

GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND....  COMMON SHARES        82                   646

GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND.............  COMMON SHARES        60                   565

INVESCO V.I. DIVERSIFIED DIVIDEND FUND................    SERIES II         179                 2,187

INVESCO V.I. GLOBAL REAL ESTATE FUND..................    SERIES II       1,830                25,034

INVESCO V.I. HIGH YIELD FUND..........................    SERIES II         401                 4,476

INVESCO V.I. INTERNATIONAL GROWTH FUND................    SERIES II       1,047                12,414

INVESCO V.I. MID CAP CORE EQUITY FUND.................    SERIES II         278                 3,258

INVESCO V.I. SMALL CAP EQUITY FUND....................    SERIES II         219                 3,223

INVESCO VAN KAMPEN V.I AMERICAN FRANCHISE FUND........    SERIES II          27                   367

IVY FUNDS VIP ASSET STRATEGY..........................  COMMON SHARES     1,025                10,827

IVY FUNDS VIP DIVIDEND OPPORTUNITIES..................  COMMON SHARES       736                 8,977

IVY FUNDS VIP ENERGY..................................  COMMON SHARES       885                 9,829

IVY FUNDS VIP GLOBAL NATURAL RESOURCES................  COMMON SHARES       915                 8,488

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2012

9. Subsequent Events (Concluded)

                                                                                       ACCUMULATED UNIT VALUE BEING
                                                                                         TRANSFERRED TO SEPARATE
                                                                                         ACCOUNT 70 FROM SEPARATE
FUND                                                        SHARE CLASS   UNITS (000S)      ACCOUNT 49 (000S)
----                                                       -------------- ------------ ----------------------------
IVY FUNDS VIP HIGH INCOME................................. COMMON SHARES     2,440                34,445

IVY FUNDS VIP MID CAP GROWTH.............................. COMMON SHARES       988                14,646

IVY FUNDS VIP SCIENCE AND TECHNOLOGY...................... COMMON SHARES       759                10,482

IVY FUNDS VIP SMALL CAP GROWTH............................ COMMON SHARES       490                 6,004

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO....... SERVICE SHARES    3,427                41,109

LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.......   VC SHARES         210                 2,338

LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO........   VC SHARES         157                 1,553

LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.   VC SHARES         118                 1,105

MFS(R) INTERNATIONAL VALUE PORTFOLIO...................... SERVICE CLASS     1,708                20,430

MFS(R) INVESTORS GROWTH STOCK SERIES...................... SERVICE CLASS       309                 4,049

MFS(R) INVESTORS TRUST SERIES............................. SERVICE CLASS       286                 3,637

MFS(R) TECHNOLOGY PORTFOLIO............................... SERVICE CLASS       351                 4,792

MFS(R) UTILITIES SERIES................................... SERVICE CLASS       652                 8,997

MULTIMANAGER AGGRESSIVE EQUITY............................       B             302                 4,626

MULTIMANAGER CORE BOND....................................       B           4,216                58,877

MULTIMANAGER INTERNATIONAL EQUITY.........................       B             195                 2,546

MULTIMANAGER LARGE CAP CORE EQUITY........................       B             186                 2,186

MULTIMANAGER LARGE CAP VALUE..............................       B             316                 4,310

MULTIMANAGER MID CAP GROWTH...............................       B             336                 4,630

MULTIMANAGER MID CAP VALUE................................       B             226                 3,490

MULTIMANAGER MULTI-SECTOR BOND............................       B             186                 2,430

MULTIMANAGER SMALL CAP GROWTH.............................       B             693                 4,130

MULTIMANAGER SMALL CAP VALUE..............................       B             302                 4,320

MULTIMANAGER TECHNOLOGY...................................       B             385                 5,150

MUTUAL SHARES SECURITIES FUND.............................    CLASS 2          593                 6,989

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO....................................... ADVISOR CLASS     1,225                14,964

PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO................................................ ADVISOR CLASS     1,069                14,404

PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO...... ADVISOR CLASS     4,008                50,076

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO..... ADVISOR CLASS     6,826                79,789

PROFUND VP BEAR........................................... COMMON SHARES       123                   709

PROFUND VP BIOTECHNOLOGY.................................. COMMON SHARES       278                 4,227

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...................    CLASS II         635                10,684

TEMPLETON DEVELOPING MARKETS SECURITIES FUND..............    CLASS 2          462                 5,098

TEMPLETON FOREIGN SECURITIES FUND.........................    CLASS 2          459                 5,072

TEMPLETON GLOBAL BOND SECURITIES FUND.....................    CLASS 2        4,782                60,048

TEMPLETON GROWTH SECURITIES FUND..........................    CLASS 2          105                 1,182

VAN ECK VIP GLOBAL HARD ASSETS FUND....................... CLASS S SHARES    1,800                19,612

                             FINANCIAL STATEMENTS

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm.................... F-1

Consolidated Financial Statements:
  Consolidated Balance Sheets, December 31, 2012 and 2011.................. F-2
  Consolidated Statements of Earnings (Loss), Years Ended December 31,
   2012, 2011 and 2010..................................................... F-3
  Consolidated Statements of Comprehensive Income (Loss), Years Ended
   December 31, 2012, 2011 and 2010........................................ F-4
  Consolidated Statements of Equity, Years Ended December 31, 2012, 2011
   and 2010................................................................ F-5
  Consolidated Statements of Cash Flows, Years Ended December 31, 2012,
   2011 and 2010........................................................... F-6
  Notes to Consolidated Financial Statements............................... F-8

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the notes to Consolidated Financial Statements, as of January 1, 2012, the Company retrospectively adopted a new accounting standard that amends the accounting for costs associated with acquiring or renewing insurance contracts.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 8, 2013

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2012 AND 2011

                                                                                        2012       2011
                                                                                     ---------- ----------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities available for sale, at fair value................................. $   33,607 $   31,992
 Mortgage loans on real estate......................................................      5,059      4,281
 Equity real estate, held for the production of income..............................          4         99
 Policy loans.......................................................................      3,512      3,542
 Other equity investments...........................................................      1,643      1,707
 Trading securities.................................................................      2,309        982
 Other invested assets..............................................................      1,828      2,340
                                                                                     ---------- ----------
   Total investments................................................................     47,962     44,943
Cash and cash equivalents...........................................................      3,162      3,227
Cash and securities segregated, at fair value.......................................      1,551      1,280
Broker-dealer related receivables...................................................      1,605      1,327
Deferred policy acquisition costs...................................................      3,728      3,545
Goodwill and other intangible assets, net...........................................      3,673      3,697
Amounts due from reinsurers.........................................................      3,847      3,542
Loans to affiliates.................................................................      1,037      1,041
Guaranteed minimum income benefit reinsurance asset, at fair value..................     11,044     10,547
Other assets........................................................................      5,095      5,340
Separate Accounts' assets...........................................................     94,139     86,419
                                                                                     ---------- ----------

TOTAL ASSETS........................................................................ $  176,843 $  164,908
                                                                                     ========== ==========

LIABILITIES
Policyholders' account balances..................................................... $   28,263 $   26,033
Future policy benefits and other policyholders liabilities..........................     22,687     21,595
Broker-dealer related payables......................................................        664        466
Customers related payables..........................................................      2,562      1,889
Amounts due to reinsurers...........................................................         75         74
Short-term and long-term debt.......................................................        523        645
Loans from affiliates...............................................................      1,325      1,325
Current and deferred income taxes...................................................      5,172      5,104
Other liabilities...................................................................      3,503      3,815
Separate Accounts' liabilities......................................................     94,139     86,419
                                                                                     ---------- ----------
   Total liabilities................................................................    158,913    147,365
                                                                                     ---------- ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 16 and 17)

EQUITY
AXA Equitable's equity:
 Common stock, $1.25 par value, 2 million shares authorized, issued and outstanding.          2          2
 Capital in excess of par value.....................................................      5,992      5,743
 Retained earnings..................................................................      9,125      9,392
 Accumulated other comprehensive income (loss)......................................        317       (297)
                                                                                     ---------- ----------
   Total AXA Equitable's equity.....................................................     15,436     14,840
                                                                                     ---------- ----------
Noncontrolling interest.............................................................      2,494      2,703
                                                                                     ---------- ----------
   Total equity.....................................................................     17,930     17,543
                                                                                     ---------- ----------

TOTAL LIABILITIES AND EQUITY........................................................ $  176,843 $  164,908
                                                                                     ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                           2012      2011      2010
                                                                         --------  --------  --------
                                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $  3,334  $  3,312  $  3,067
Premiums................................................................      514       533       530
Net investment income (loss):
 Investment income (loss) from derivative instruments...................     (978)    2,374      (284)
 Other investment income (loss).........................................    2,316     2,128     2,260
                                                                         --------  --------  --------
   Total net investment income (loss)...................................    1,338     4,502     1,976
                                                                         --------  --------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................      (96)      (36)     (300)
 Portion of loss recognized in other comprehensive income (loss)........        2         4        18
                                                                         --------  --------  --------
   Net impairment losses recognized.....................................      (94)      (32)     (282)
 Other investment gains (losses), net...................................       (3)      (15)       98
                                                                         --------  --------  --------
     Total investment gains (losses), net...............................      (97)      (47)     (184)
                                                                         --------  --------  --------
Commissions, fees and other income......................................    3,574     3,631     3,702
Increase (decrease) in the fair value of the reinsurance contract asset.      497     5,941     2,350
                                                                         --------  --------  --------
     Total revenues.....................................................    9,160    17,872    11,441
                                                                         --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................    2,989     4,360     3,082
Interest credited to policyholders' account balances....................    1,166       999       950
Compensation and benefits...............................................    1,672     2,263     1,953
Commissions.............................................................    1,248     1,195     1,044
Distribution related payments...........................................      367       303       287
Amortization of deferred sales commissions..............................       40        38        47
Interest expense........................................................      108       106       106
Amortization of deferred policy acquisition costs.......................      576     3,620      (326)
Capitalization of deferred policy acquisition costs.....................     (718)     (759)     (655)
Rent expense............................................................      201       240       244
Amortization of other intangible assets.................................       24        24        23
Other operating costs and expenses......................................    1,429     1,359     1,438
                                                                         --------  --------  --------
     Total benefits and other deductions................................    9,102    13,748     8,193
                                                                         --------  --------  --------
Earnings (loss) from continuing operations, before income taxes......... $     58  $  4,124  $  3,248
Income tax (expense) benefit............................................      158    (1,298)     (789)
                                                                         --------  --------  --------

Net earnings (loss).....................................................      216     2,826     2,459
 Less: net (earnings) loss attributable to the noncontrolling interest..     (121)      101      (235)
                                                                         --------  --------  --------

Net Earnings (Loss) Attributable to AXA Equitable....................... $     95  $  2,927  $  2,224
                                                                         ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                                2012     2011      2010
                                                                               ------  --------  --------
                                                                                      (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)........................................................... $  216  $  2,826  $  2,459
                                                                               ------  --------  --------

Other comprehensive income (loss) net of income taxes:
 Change in unrealized gains (losses), net of reclassification adjustment......    580       366       459
 Defined benefit plans:
   Net gain (loss) arising during year........................................    (82)     (169)     (121)
   Prior service cost arising during year.....................................      1        --        --
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included in net periodic cost.........    106        94        82
     Amortization of net prior service credit included in net periodic cost...      1         1        (1)
                                                                               ------  --------  --------
       Other comprehensive income (loss) -- defined benefit plans.............     26       (74)      (40)
                                                                               ------  --------  --------
Total other comprehensive income (loss), net of income taxes..................    606       292       419
                                                                               ------  --------  --------

Comprehensive income (loss)...................................................    822     3,118     2,878

 Less: Comprehensive (income) loss attributable to noncontrolling interest....   (113)      122      (228)
                                                                               ------  --------  --------

Comprehensive Income (Loss) Attributable to AXA Equitable..................... $  709  $  3,240  $  2,650
                                                                               ======  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                               2012       2011       2010
                                                                            ---------  ---------  ---------
                                                                                     (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year..................... $       2  $       2  $       2
                                                                            ---------  ---------  ---------

 Capital in excess of par value, beginning of year.........................     5,743      5,593      5,583
 Changes in capital in excess of par value.................................       249        150         10
                                                                            ---------  ---------  ---------
 Capital in excess of par value, end of year...............................     5,992      5,743      5,593
                                                                            ---------  ---------  ---------

 Retained earnings, beginning of year......................................     9,392      6,844      4,920
 Net earnings (loss).......................................................        95      2,927      2,224
 Stockholder dividends.....................................................      (362)      (379)      (300)
                                                                            ---------  ---------  ---------
 Retained earnings, end of year............................................     9,125      9,392      6,844
                                                                            ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year..........      (297)      (610)    (1,036)
 Other comprehensive income (loss).........................................       614        313        426
                                                                            ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year................       317       (297)      (610)
                                                                            ---------  ---------  ---------

   Total AXA Equitable's equity, end of year...............................    15,436     14,840     11,829
                                                                            ---------  ---------  ---------

 Noncontrolling interest, beginning of year................................     2,703      3,118      3,269
 Purchase of AllianceBernstein Units by noncontrolling interest............        --          1          5
 Purchase of noncontrolling interest in consolidated entity................        --        (31)        (5)
 Repurchase of AllianceBernstein Holding units.............................      (145)      (140)      (148)
 Net earnings (loss) attributable to noncontrolling interest...............       121       (101)       235
 Dividends paid to noncontrolling interest.................................      (219)      (312)      (357)
 Other comprehensive income (loss) attributable to noncontrolling interest.        (8)       (21)        (7)
 Other changes in noncontrolling interest..................................        42        189        126
                                                                            ---------  ---------  ---------

     Noncontrolling interest, end of year..................................     2,494      2,703      3,118
                                                                            ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.................................................. $  17,930  $  17,543  $  14,947
                                                                            =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                                              2012     2011      2010
                                                                                            -------  --------  --------
                                                                                                   (IN MILLIONS)
Net earnings (loss)........................................................................ $   216  $  2,826  $  2,459
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................   1,166       999       950
 Universal life and investment-type product policy fee income..............................  (3,334)   (3,312)   (3,067)
 Net change in broker-dealer and customer related receivables/payables.....................     383       266       125
 (Income) loss related to derivative instruments...........................................     978    (2,374)      284
 Change in reinsurance recoverable with affiliate..........................................    (207)     (242)     (233)
 Investment (gains) losses, net............................................................      97        47       184
 Change in segregated cash and securities, net.............................................    (272)     (170)     (124)
 Change in deferred policy acquisition costs...............................................    (142)    2,861      (981)
 Change in future policy benefits..........................................................     876     2,110     1,136
 Change in current and deferred income taxes...............................................    (254)    1,226       803
 Real estate asset write-off charge........................................................      42         5        26
 Change in the fair value of the reinsurance contract asset................................    (497)   (5,941)   (2,350)
 Amortization of deferred compensation.....................................................      22       418       178
 Amortization of deferred sales commission.................................................      40        38        47
 Amortization of reinsurance cost..........................................................      47       211       274
 Other depreciation and amortization.......................................................     157       146       161
 Amortization of other intangibles.........................................................      24        24        23
 Other, net................................................................................    (122)      (76)      111
                                                                                            -------  --------  --------

Net cash provided by (used in) operating activities........................................    (780)     (938)        6
                                                                                            -------  --------  --------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........   3,551     3,435     2,753
 Sales of investments......................................................................   1,951     1,141     3,398
 Purchases of investments..................................................................  (7,893)   (7,970)   (7,068)
 Cash settlements related to derivative instruments........................................    (287)    1,429      (651)
 Change in short-term investments..........................................................      34        16       (53)
 Decrease in loans to affiliates...........................................................       4        --         3
 Investment in capitalized software, leasehold improvements and EDP equipment..............     (66)     (104)      (62)
 Other, net................................................................................      14        25       (25)
                                                                                            -------  --------  --------

Net cash provided by (used in) investing activities........................................  (2,692)   (2,028)   (1,705)
                                                                                            -------  --------  --------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                                  (CONTINUED)

                                                                         2012      2011      2010
                                                                       --------  --------  --------
                                                                               (IN MILLIONS)
Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................... $  5,437  $  4,461  $  3,187
   Withdrawals and transfers to Separate Accounts.....................     (982)     (821)     (483)
 Change in short-term financings......................................     (122)      220       (24)
 Change in collateralized pledged liabilities.........................     (288)      989      (270)
 Change in collateralized pledged assets..............................       (5)       99       533
 Capital contribution.................................................      195        --        --
 Shareholder dividends paid...........................................     (362)     (379)     (300)
 Repurchase of AllianceBernstein Holding units........................     (238)     (221)     (235)
 Distribution to noncontrolling interest in consolidated subsidiaries.     (219)     (312)     (357)
 Other, net...........................................................       (9)        2        11
                                                                       --------  --------  --------

Net cash provided by (used in) financing activities...................    3,407     4,038     2,062
                                                                       --------  --------  --------

Change in cash and cash equivalents...................................      (65)    1,072       363
Cash and cash equivalents, beginning of year..........................    3,227     2,155     1,792
                                                                       --------  --------  --------

Cash and Cash Equivalents, End of Year................................ $  3,162  $  3,227  $  2,155
                                                                       ========  ========  ========

Supplemental cash flow information:
 Interest Paid........................................................ $    107  $    107  $    110
                                                                       ========  ========  ========
 Income Taxes (Refunded) Paid......................................... $    271  $     36  $    (27)
                                                                       ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   At December 31, 2012 and 2011, the Company's economic interest in AllianceBernstein was 39.5% and 37.3%, respectively. At December 31, 2012 and 2011, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 65.5% and 64.6%. AXA Equitable as the General Partner of the limited partnership consolidates AllianceBernstein in the Company's consolidated financial statements.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   At December 31, 2012 and 2011, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2012 and 2011, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2012 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2012, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $22 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2012," "2011" and "2010" refer to the years ended December 31, 2012, 2011 and 2010, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Retrospective Adoption of Accounting Pronouncements

   In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012, and applied the retrospective method of adoption.

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheets:

                                    AS PREVIOUSLY REPORTED      ADJUSTMENT            AS ADJUSTED
                                    --------------------   --------------------  --------------------
                                        DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                                    --------------------   --------------------  --------------------
                                       2011        2010       2011       2010       2011       2010
                                    ---------   ---------  ---------  ---------  ---------  ---------
                                                              (IN MILLIONS)
ASSETS:
 Deferred policy acquisition costs. $   4,653   $   8,383  $  (1,108) $  (1,880) $   3,545  $   6,503
LIABILITIES:
 Current and deferred income taxes.     5,491       4,315       (387)      (658)     5,104      3,657
EQUITY:
 Retained earnings.................    10,120       8,085       (728)    (1,241)     9,392      6,844
 Accumulated other comprehensive
   income (loss)...................      (304)       (629)         7         19       (297)      (610)
 Total AXA Equitable's equity......    15,561      13,051       (721)    (1,222)    14,840     11,829
 Total equity......................    18,264      16,169       (721)    (1,222)    17,543     14,947

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of earnings (loss):

                                                                     AS PREVIOUSLY
                                                                       REPORTED     ADJUSTMENT AS ADJUSTED
                                                                    --------------  ---------- -----------
                                                                                (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
   Benefits and Other Deductions:
       Amortization of deferred policy acquisition costs........... $        4,680  $  (1,060) $    3,620
       Capitalization of deferred policy acquisition costs.........         (1,030)       271        (759)
   Earnings (loss) from continuing operations, before income taxes.          3,335        789       4,124
   Income tax (expense) benefit....................................         (1,022)      (276)     (1,298)
   Net earnings (loss).............................................          2,313        513       2,826
   Net Earnings (Loss) Attributable to AXA Equitable...............          2,414        513       2,927

YEAR ENDED DECEMBER 31, 2010
   Benefits and Other Deductions:
       Amortization of deferred policy acquisition costs........... $          168  $    (494) $     (326)
       Capitalization of deferred policy acquisition costs.........           (916)       261        (655)
   Earnings (loss) from continuing operations, before income taxes.          3,015        233       3,248
   Income tax (expense) benefit....................................           (707)       (82)       (789)
   Net earnings (loss).............................................          2,308        151       2,459
   Net Earnings (Loss) Attributable to AXA Equitable...............          2,073        151       2,224

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                                 AS PREVIOUSLY
                                                   REPORTED       ADJUSTMENT     AS ADJUSTED
                                                --------------  --------------  ------------
                                                                (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings................................ $        2,313  $          513  $      2,826
   Change in deferred policy acquisition costs.          3,650            (789)        2,861
   Change in current and deferred income taxes.            950             276         1,226

YEAR ENDED DECEMBER 31, 2010
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings................................ $        2,308  $          151  $      2,459
   Change in deferred policy acquisition costs.           (748)           (233)         (981)
   Change in current and deferred income taxes.            721              82           803

   Adoption of New Accounting Pronouncements

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance was effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and International Financial Reporting Standards ("IFRS"). The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance was effective for reporting periods beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

     . Consider the receivable impaired when calculating the allowance for credit losses; and

     . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance was effective for the first quarter of 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   Future Adoption of New Accounting Pronouncements

   In February 2013, the FASB issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income (loss) ("AOCI"). The amendments in this guidance require an entity to report the effect of significant reclassifications out of AOCI on the respective line items in the statement of earnings (loss) if the amount being reclassified is required to be reclassified in its entirety to net earnings (loss). For other amounts that are not required to be reclassified in their entirety to net earnings in the same reporting period, an entity is required to cross-reference other disclosures that provide additional detail about those amounts. The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance is effective for interim and annual periods beginning after December 31, 2012. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In July 2012, the FASB issued new guidance on testing indefinite-lived intangible assets for impairment. The guidance is intended to reduce the cost and complexity of the annual indefinite-lived intangible assets impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim indefinite-lived intangible assets impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by IFRS. The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. In January 2013, the FASB issued new guidance limiting the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or
   (2) subject to an enforceable master netting arrangement or similar agreement. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the "NYSDFS"), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of deferred policy acquisition costs ("DAC"), are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2012 and 2011, the carrying value of COLI was $715 million and $737 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

     . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

     . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

     . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

     . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

     . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

     . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

     . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

     . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

     . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2012 and 2011, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $0 million and $52 million for commercial and $2 million and $5 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Derivatives

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features (collectively, "GWBL and other features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GWBL and other features is that under-performance of the financial markets could result in GWBL and other features' benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

   A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB, GIB and GWBL and other features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and other features that result from financial markets movements. A portion of exposure to realized interest rate volatility was hedged through December 31, 2012 using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   At the end of 2012, AXA Equitable adjusted its long term view of interest rates and persistency and proceeded to reduce the size of its GMIB and GMDB interest rate hedges, changed their maturity and began to fully unwind its swaption position hedging exposure to interest rate volatility. AXA Equitable completed the full unwind in early 2013.

   GIB and GWBL and other features and reinsurance contract asset covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the GIB and GWBL and other features which are reported in Policyholder's benefits and the GMIB reinsurance contract asset are reported on a separate line in the consolidated statement of earnings, respectively.

   In addition to the Company's existing programs, in first quarter 2012, the Company entered into interest rate swaps related to the Company's GMDB and GMIB block of business issued prior to 2001 to manage exposure to interest rate fluctuations.

   The Company periodically, including during 2012, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales.

   The Company also uses equity and commodity index options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

   The Company is exposed to equity market fluctuations through investments in Separate Accounts and has equity future derivative contracts specifically to minimize such risk.

   In second quarter 2012, the Company entered into futures and total return swaps on equity indices to mitigate the impact on net earnings from Separate Account fee revenue fluctuations due to movements in the equity markets. These positions covered fees expected to be earned through December 31, 2012 of the current year from the Company's Separate Account products. As of December 31, 2012, all positions had matured.

   At December 31, 2012, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $270 million. At December 31, 2012, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $100 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $7 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2012 are exchange-traded and net settled daily in cash.

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2012 and December 31, 2011, respectively, the Company held $1,165 million and $1,438 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

   Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2012, and 2011, respectively, were $5 million and $4 million, for which the Company posted collateral of $5 million in 2012, and held collateral of $3 million in 2011 in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2012, the Company would not have been required to post material collateral to its counterparties.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1  Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

   At December 31, 2012 and 2011, respectively, the fair value of public fixed maturities is approximately $25,591 million and $24,534 million or approximately 19.2% and 19.8% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2012 and 2011, respectively, the fair value of private fixed maturities is approximately $8,016 million and $7,459 million or approximately 6.0% and 6.0% of the Company's total assets measured at fair value on a recurring basis. The fair values of the Company's private fixed maturities, which primarily are comprised of investments in private placement securities generally are determined using a discounted cash flow model. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2012 and 2011, respectively, the net fair value of freestanding derivative positions is approximately $1,163 million and $1,536 million or approximately 92.2% and 92.1% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2 million at December 31, 2012 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2012.

   At December 31, 2012 and 2011, respectively, investments classified as Level 1 comprise approximately 70.3% and 70.2% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2012 and 2011, respectively, investments classified as Level 2 comprise approximately 28.4% and 28.2% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2012 and 2011, respectively, approximately $1,966 million and $1,718 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   At December 31, 2012 and 2011, respectively, investments classified as Level 3 comprise approximately 1.3% and 1.6% of assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2012 and 2011, respectively, were approximately $222 million and $347 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,021 million and $1,088 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2012 and 2011, respectively. At December 31, 2012, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other feature's liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $447 million and $688 million at December 31, 2012 and 2011, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2012. Equity and fixed income volatilities are combined, with weighting based on the current fund distribution, to produce an overall volatility assumption. Scenarios are developed that value an at the money option at a price consistent with the overall volatility.

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method and for which the carrying value provides a reasonable estimate of fair value as the underlying investments of these partnerships are valued at estimated fair value.

   Fair values for the Company's long-term debt are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as for such transactions with third parties, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Certain other products such as Access Accounts are held at book value.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products would be recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated assessments for all issue years for the Accumulator(R) products due to continued volatility of margins and the continued emergence of periods of negative margins.

   DAC associated with UL products and investment-type products, other than Accumulator(R) products is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2012, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.71% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.71% net of product weighted average Separate Account fees) and 0.0% (-2.29% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2012, current projections of future average gross market returns assume a 0.0% annualized return for the next two quarters, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in eight quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2012, the average rate of assumed investment yields, excluding policy loans, was 5.15% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with GMDB and GIB features. The Company previously issued certain variable annuity products with GWBL and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 1.57% to 11.25% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2012, participating policies, including those in the Closed Block, represent approximately 6.2% ($22,418 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2012, 2011 and 2010, investment results of such Separate Accounts were gains (losses) of $10,110 million, $(2,928) million and $10,117 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2012 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2012. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                   GROSS       GROSS
                                       AMORTIZED UNREALIZED  UNREALIZED                OTTI
                                         COST      GAINS       LOSSES    FAIR VALUE IN AOCI/(3)/
                                       --------- ---------- ------------ ---------- ------------
                                                             (IN MILLIONS)
DECEMBER 31, 2012:
Fixed Maturities:
 Corporate............................ $  20,854 $    2,364 $         20 $  23,198  $         --
 U.S. Treasury, government and agency.     4,664        517            1     5,180            --
 States and political subdivisions....       445         85           --       530            --
 Foreign governments..................       454         76           --       530            --
 Commercial mortgage-backed...........     1,175         16          291       900            13
 Residential mortgage-backed/(1)/.....     1,864         85           --     1,949            --
 Asset-backed/(2)/....................       175         12            5       182             5
 Redeemable preferred stock...........     1,089         60           11     1,138            --
                                       --------- ---------- ------------ ---------  ------------
   Total Fixed Maturities.............    30,720      3,215          328    33,607            18

Equity securities.....................        23          1           --        24            --
                                       --------- ---------- ------------ ---------  ------------

Total at December 31, 2012............ $  30,743 $    3,216 $        328 $  33,631  $         18
                                       ========= ========== ============ =========  ============

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

                                                    Gross       Gross
                                       Amortized  Unrealized  Unrealized                OTTI
                                         Cost       Gains       Losses    Fair Value in AOCI/(3)/
                                       --------- ------------ ----------- ---------- -----------
                                                             (In Millions)
December 31, 2011:
Fixed Maturities:
 Corporate............................ $  21,444 $      1,840 $       147 $  23,137  $        --
 U.S. Treasury, government and agency.     3,598          350          --     3,948           --
 States and political subdivisions....       478           64           2       540           --
 Foreign governments..................       461           65           1       525           --
 Commercial mortgage-backed...........     1,306            7         411       902           22
 Residential mortgage-backed/(1)/.....     1,556           90          --     1,646           --
 Asset-backed/(2)/....................       260           15          11       264            6
 Redeemable preferred stock...........     1,106           38         114     1,030           --
                                       --------- ------------ ----------- ---------  -----------
   Total Fixed Maturities.............    30,209        2,469         686    31,992           28

Equity securities.....................        18            1          --        19           --
                                       --------- ------------ ----------- ---------  -----------

Total at December 31, 2011............ $  30,227 $      2,470 $       686 $  32,011  $        28
                                       ========= ============ =========== =========  ===========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2012 and 2011, respectively, the Company had trading fixed maturities with an amortized cost of $194 million and $172 million and carrying values of $202 million and $172 million. Gross unrealized gains on trading fixed maturities were $12 million and $4 million and gross unrealized losses were $4 million and $4 million for 2012 and 2011, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2012 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2012

                                                  AMORTIZED
                                                    COST    FAIR VALUE
                                                  --------- ----------
                                                     (IN MILLIONS)
          Due in one year or less................ $   3,018 $   3,088
          Due in years two through five..........     5,801     6,333
          Due in years six through ten...........     9,877    11,140
          Due after ten years....................     7,721     8,877
                                                  --------- ---------
             Subtotal............................    26,417    29,438
          Commercial mortgage-backed securities..     1,175       900
          Residential mortgage-backed securities.     1,864     1,949
          Asset-backed securities................       175       182
                                                  --------- ---------
          Total.................................. $  29,631 $  32,469
                                                  ========= =========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2012, 2011 and 2010:

                                                   December 31,
                                             -----------------------
                                              2012    2011     2010
                                             ------  ------  -------
                                                  (IN MILLIONS)
Proceeds from sales......................... $  139  $  340  $   840
                                             ======  ======  =======
Gross gains on sales........................ $   13  $    6  $    28
                                             ======  ======  =======
Gross losses on sales....................... $  (12) $   (9) $   (16)
                                             ======  ======  =======
Total OTTI.................................. $  (96) $  (36) $  (300)
Non-credit losses recognized in OCI.........      2       4       18
                                             ------  ------  -------
Credit losses recognized in earnings (loss). $  (94) $  (32) $  (282)
                                             ======  ======  =======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                          2012     2011
                                                                                        -------  -------
                                                                                          (IN MILLIONS)
Balances at January 1,................................................................. $  (332) $  (329)
Previously recognized impairments on securities that matured, paid, prepaid or sold....      54       29
Recognized impairments on securities impaired to fair value this period/(1)/...........      --       --
Impairments recognized this period on securities not previously impaired...............     (62)     (27)
Additional impairments this period on securities previously impaired...................     (32)      (5)
Increases due to passage of time on previously recorded credit losses..................      --       --
Accretion of previously recognized impairments due to increases in expected cash flows.      --       --
                                                                                        -------  -------
Balances at December 31,............................................................... $  (372) $  (332)
                                                                                        =======  =======

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                  DECEMBER 31,
                               ------------------
                                 2012      2011
                               --------  --------
                                  (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $    (12) $    (47)
   All other..................    2,899     1,830
 Equity securities............        1         1
                               --------  --------
Net Unrealized Gains (Losses). $  2,888  $  1,784
                               ========  ========

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                  AOCI GAIN
                                                  NET                                               (LOSS)
                                              UNREALIZED                           DEFERRED       RELATED TO
                                                 GAINS                              INCOME      NET UNREALIZED
                                              (LOSSES) ON          POLICYHOLDERS   TAX ASSET      INVESTMENT
                                              INVESTMENTS   DAC     LIABILITIES   (LIABILITY)   GAINS (LOSSES)
                                              ----------- ------  --------------  ----------- ------------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2012..................... $      (47) $    5  $            6  $       12  $              (24)
Net investment gains (losses) arising during
  the period.................................          5      --              --          --                   5
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........         32      --              --          --                  32
   Excluded from Net earnings (loss)/(1)/....         (2)     --              --          --                  (2)
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................         --      (4)             --          --                  (4)
   Deferred income taxes.....................         --      --              --         (10)                (10)
   Policyholders liabilities.................         --      --              (2)         --                  (2)
                                              ----------  ------  --------------  ----------  ------------------
BALANCE, DECEMBER 31, 2012................... $      (12) $    1  $            4  $        2  $               (5)
                                              ==========  ======  ==============  ==========  ==================

BALANCE, JANUARY 1, 2011..................... $      (16) $    3  $            2  $        4  $               (7)
Net investment gains (losses) arising during
  the period.................................        (32)     --              --          --                 (32)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          5      --              --          --                   5
   Excluded from Net earnings (loss)/(1)/....         (4)     --              --          --                  (4)

Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................         --       2              --          --                   2
   Deferred income taxes.....................         --      --              --           8                   8
   Policyholders liabilities.................         --      --               4          --                   4
                                              ----------  ------  --------------  ----------  ------------------
BALANCE, DECEMBER 31, 2011................... $      (47) $    5  $            6  $       12  $              (24)
                                              ==========  ======  ==============  ==========  ==================

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                   AOCI GAIN
                                                  NET                                                (LOSS)
                                              UNREALIZED                            DEFERRED       RELATED TO
                                                 GAINS                               INCOME      NET UNREALIZED
                                              (LOSSES) ON            POLICYHOLDERS  TAX ASSET      INVESTMENT
                                              INVESTMENTS    DAC      LIABILITIES  (LIABILITY)   GAINS (LOSSES)
                                              ----------- ---------  ------------- -----------  ---------------
                                                                        (IN MILLIONS)
BALANCE, JANUARY 1, 2012..................... $     1,831 $    (207) $       (385) $      (433) $           806
Net investment gains (losses) arising during
  the period.................................       1,008        --            --           --            1,008
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          59        --            --           --               59
   Excluded from Net earnings (loss)/(1)/....           2        --            --           --                2
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................          --        28            --           --               28
   Deferred income taxes.....................          --        --            --         (308)            (308)
   Policyholders liabilities.................          --        --          (218)          --             (218)
                                              ----------- ---------  ------------  -----------  ---------------
BALANCE, DECEMBER 31, 2012................... $     2,900 $    (179) $       (603) $      (741) $         1,377
                                              =========== =========  ============  ===========  ===============

BALANCE, JANUARY 1, 2011..................... $       889 $    (108) $       (121) $      (232) $           428
Net investment gains (losses) arising during
  the period.................................         915        --            --           --              915
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          23        --            --           --               23
   Excluded from Net earnings (loss)/(1)/....           4        --            --           --                4
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................          --       (99)           --           --              (99)
   Deferred income taxes.....................          --        --            --         (201)            (201)
   Policyholders liabilities.................          --        --          (264)          --             (264)
                                              ----------- ---------  ------------  -----------  ---------------
BALANCE, DECEMBER 31, 2011................... $     1,831 $    (207) $       (385) $      (433) $           806
                                              =========== =========  ============  ===========  ===============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 402 issues at December 31, 2012 and the 535 issues at December 31, 2011 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                         LESS THAN 12 MONTHS    12 MONTHS OR LONGER          TOTAL
                                       ----------------------  --------------------  --------------------
                                                     GROSS                  GROSS                 GROSS
                                                   UNREALIZED             UNREALIZED            UNREALIZED
                                       FAIR VALUE    LOSSES    FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                       ---------- -----------  ---------- ---------- ---------- ----------
                                                                  (IN MILLIONS)
DECEMBER 31, 2012:
Fixed Maturities:
 Corporate............................ $      562 $        (5) $      208 $     (15) $      770 $     (20)
 U.S. Treasury, government and agency.        513          (1)         --        --         513        (1)
 States and political subdivisions....         20          --          --        --          20        --
 Foreign governments..................          6          --           2        --           8        --
 Commercial mortgage-backed...........          7          (3)        805      (288)        812      (291)
 Residential mortgage-backed..........         27          --           1        --          28        --
 Asset-backed.........................          8          --          36        (5)         44        (5)
 Redeemable preferred stock...........        143          (1)        327       (10)        470       (11)
                                       ---------- -----------  ---------- ---------  ---------- ---------

Total................................. $    1,286 $       (10) $    1,379 $    (318) $    2,665 $    (328)
                                       ========== ===========  ========== =========  ========== =========

December 31, 2011:
Fixed Maturities:
 Corporate............................ $    1,910 $       (96) $      389 $     (51) $    2,299 $    (147)
 U.S. Treasury, government and agency.        149          --          --        --         149        --
 States and political subdivisions....         --          --          18        (2)         18        (2)
 Foreign governments..................         30          (1)          5        --          35        (1)
 Commercial mortgage-backed...........         79         (27)        781      (384)        860      (411)
 Residential mortgage-backed..........         --          --           1        --           1        --
 Asset-backed.........................         49          --          44       (11)         93       (11)
 Redeemable preferred stock...........        341         (28)        325       (86)        666      (114)
                                       ---------- -----------  ---------- ---------  ---------- ---------

Total................................. $    2,558 $      (152) $    1,563 $    (534) $    4,121 $    (686)
                                       ========== ===========  ========== =========  ========== =========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2012 and 2011 were $138 million and $139 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2012 and 2011, respectively, approximately $2,095 million and

   $2,179 million, or 6.8% and 7.2%, of the $30,720 million and $30,209 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $224 million and $455 million at December 31, 2012 and 2011, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2012 and 2011, respectively, the Company owned $17 million and $23 million in RMBS backed by subprime residential mortgage loans, and $11 million and $13 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2012, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $17 million.

   At December 31, 2012 and 2011, respectively, the amortized cost of the Company's trading account securities was $2,265 million and $1,014 million with respective fair values of $2,309 million and $982 million. Also at December 31, 2012 and 2011, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $58 million and $48 million and costs of $57 million and $50 million as well as other equity securities with carrying values of $24 million and $19 million and costs of $23 million and $18 million.

   In 2012, 2011 and 2010, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $69 million, $(42) million and $39 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $126 million and $141 million at December 31, 2012 and 2011, respectively. Gross interest income on these loans included in net investment income (loss) totaled $7 million, $7 million and $0 million in 2012, 2011 and 2010, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8 million, $7 million and $0 million in 2012, 2011 and 2010, respectively.

   Troubled Debt Restructurings

   In 2011, one of the 2 loans shown in the table below was modified to interest only payments until October 1, 2013, at which time the loan reverts to its normal amortizing payment. In 2012, the second loan was modified retroactive to the July 1, 2012 payment and was converted to interest only payments through maturity in August 2014. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                 TROUBLED DEBT RESTRUCTURING -- MODIFICATIONS
                               DECEMBER 31, 2012

                                           OUTSTANDING RECORDED INVESTMENT
                                 NUMBER   ----------------------------------
                                OF LOANS  PRE-MODIFICATION POST-MODIFICATION
                                --------- ---------------- -----------------
                                                (DOLLARS IN MILLIONS)
Troubled debt restructurings:
   Agricultural mortgage loans.        -- $             -- $              --
   Commercial mortgage loans...         2              126               126
                                --------- ---------------- -----------------
Total..........................         2 $            126 $             126
                                ========= ================ =================

   There were no default payments on the above loans during 2012.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2012, 2011 and 2010 are as follows:

                                                    COMMERCIAL MORTGAGE LOANS
                                                    -----------------------
                                                       2012       2011  2010
                                                    ---------    -----  -----
                                                         (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,...................... $      32    $  18  $  --
   Charge-offs.....................................        --       --     --
   Recoveries......................................       (24)      (8)    --
   Provision.......................................        26       22     18
                                                    ---------    -----  -----
Ending Balance, December 31,....................... $      34    $  32  $  18
                                                    =========    =====  =====

Ending Balance, December 31,:
   Individually Evaluated for Impairment........... $      34    $  32  $  18
                                                    =========    =====  =====
   Collectively Evaluated for Impairment........... $      --    $  --  $  --
                                                    =========    =====  =====

   Loans Acquired with Deteriorated Credit Quality. $      --    $  --  $  --
                                                    =========    =====  =====

   There were no allowances for credit losses for agricultural mortgage loans in 2012, 2011 and 2010.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2012 and 2011, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2012

                                              DEBT SERVICE COVERAGE RATIO
                                   -------------------------------------------------
                                                                               LESS   TOTAL
                                    GREATER  1.8X TO 1.5X TO 1.2X TO  1.0X TO  THAN  MORTGAGE
                                   THAN 2.0X  2.0X    1.8X    1.5X     1.2X    1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/          --------- ------- ------- -------- ------- ------ --------
                                                         (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
 0% - 50%......................... $    269  $   21  $   --  $     -- $   27  $   -- $    317
 50% - 70%........................      370      75     619       655     --      --    1,719
 70% - 90%........................       61     102     235       445    131      15      989
 90% plus.........................       --      --      --       156     89     165      410
                                   --------  ------  ------  -------- ------  ------ --------

Total Commercial Mortgage Loans... $    700  $  198  $  854  $  1,256 $  247  $  180 $  3,435
                                   ========  ======  ======  ======== ======  ====== ========

AGRICULTURAL MORTGAGE LOANS/(1)/
 0% - 50%......................... $    179  $   84  $  211  $    308 $  177  $   49 $  1,008
 50% - 70%........................      122      29     136       188    116      50      641
 70% - 90%........................       --      --      --         1     --       8        9
 90% plus.........................       --      --      --        --     --      --       --
                                   --------  ------  ------  -------- ------  ------ --------

Total Agricultural Mortgage Loans. $    301  $  113  $  347  $    497 $  293  $  107 $  1,658
                                   ========  ======  ======  ======== ======  ====== ========

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2012

                                      DEBT SERVICE COVERAGE RATIO
                           --------------------------------------------------
                                                                        LESS   TOTAL
                            GREATER  1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                           THAN 2.0X  2.0X    1.8X     1.5X     1.2X    1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/  --------- ------- -------- -------- ------- ------ --------
                                                  (IN MILLIONS)
TOTAL MORTGAGE LOANS/(1)/
 0% - 50%................. $    448  $  105  $    211 $    308 $  204  $   49 $  1,325
 50% - 70%................      492     104       755      843    116      50    2,360
 70% - 90%................       61     102       235      446    131      23      998
 90% plus.................       --      --        --      156     89     165      410
                           --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans...... $  1,001  $  311  $  1,201 $  1,753 $  540  $  287 $  5,093
                           ========  ======  ======== ======== ======  ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2011

                                              Debt Service Coverage Ratio
                                   --------------------------------------------------
                                                                                Less   Total
                                    Greater  1.8x to 1.5x to  1.2x to  1.0x to  than  Mortgage
                                   than 2.0x  2.0x    1.8x     1.5x     1.2x    1.0x   Loans
Loan-to-Value Ratio:/(2)/          --------- ------- -------- -------- ------- ------ --------
                                                          (In Millions)
Commercial Mortgage Loans/(1)/
 0% - 50%......................... $    182  $   --  $     33 $     30 $   31  $   -- $    276
 50% - 70%........................      201     252       447      271     45      --    1,216
 70% - 90%........................       --      41       280      318    213      --      852
 90% plus.........................       --      --        84      135    296     117      632
                                   --------  ------  -------- -------- ------  ------ --------

Total Commercial Mortgage Loans... $    383  $  293  $    844 $    754 $  585  $  117 $  2,976
                                   --------  ------  -------- -------- ------  ------ --------

Agricultural Mortgage Loans/(1)/
 0% - 50%......................... $    150  $   89  $    175 $    247 $  190  $    8 $    859
 50% - 70%........................       68      15       101      158     82      45      469
 70% - 90%........................       --      --        --        1     --       8        9
 90% plus.........................       --      --        --       --     --      --       --
                                   --------  ------  -------- -------- ------  ------ --------

Total Agricultural Mortgage Loans. $    218  $  104  $    276 $    406 $  272  $   61 $  1,337
                                   --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans/(1)/
 0% - 50%......................... $    332  $   89  $    208 $    277 $  221  $    8 $  1,135
 50% - 70%........................      269     267       548      429    127      45    1,685
 70% - 90%........................       --      41       280      319    213       8      861
 90% plus.........................       --      --        84      135    296     117      632
                                   --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans.............. $    601  $  397  $  1,120 $  1,160 $  857  $  178 $  4,313
                                   --------  ------  -------- -------- ------  ------ --------

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2012 and 2011, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                          RECORDED
                                                                                         INVESTMENT
                                         90                           TOTAL        (GREATER THAN) 90 DAYS
                      30-59 60-89       DAYS                        FINANCING               AND
                      DAYS  DAYS  OR (GREATER THAN) TOTAL CURRENT  RECEIVABLES            ACCRUING
                      ----- ----- ----------------- ----- -------- ----------- ------------------------------
                                                           (IN MILLIONS)
DECEMBER 31, 2012
 Commercial.......... $  -- $  -- $              -- $  -- $  3,435 $    3,435  $                           --
 Agricultural........     6     1                10    17    1,641      1,658                               9
                      ----- ----- ----------------- ----- -------- ----------  ------------------------------
TOTAL MORTGAGE LOANS. $   6 $   1 $              10 $  17 $  5,076 $    5,093  $                            9
                      ===== ===== ================= ===== ======== ==========  ==============================

December 31, 2011
 Commercial.......... $  61 $  -- $              -- $  61 $  2,915 $    2,976  $                           --
 Agricultural........     5     1                 7    13    1,324      1,337                               3
                      ----- ----- ----------------- ----- -------- ----------  ------------------------------
Total Mortgage Loans. $  66 $   1 $               7 $  74 $  4,239 $    4,313  $                            3
                      ===== ===== ================= ===== ======== ==========  ==============================

   The following table provides information relating to impaired loans at December 31, 2012 and 2011, respectively.

                                                IMPAIRED MORTGAGE LOANS

                                                 UNPAID                        AVERAGE           INTEREST
                                      RECORDED  PRINCIPAL    RELATED           RECORDED           INCOME
                                     INVESTMENT  BALANCE    ALLOWANCE       INVESTMENT/(1)/     RECOGNIZED
                                     ---------- ---------  ----------   ----------------------- ----------
                                                                (IN MILLIONS)
DECEMBER 31, 2012:
With no related allowance recorded:
 Commercial mortgage loans -- other. $       -- $     --   $       --   $                    -- $      --
 Agricultural mortgage loans........          2        2           --                         3        --
                                     ---------- --------   ----------   ----------------------- ---------
TOTAL............................... $        2 $      2   $       --   $                     3 $      --
                                     ========== ========   ==========   ======================= =========

With related allowance recorded:
 Commercial mortgage loans -- other. $      170 $    170   $      (34)  $                   178 $      10
 Agricultural mortgage loans........         --       --           --                        --        --
                                     ---------- --------   ----------   ----------------------- ---------
TOTAL............................... $      170 $    170   $      (34)  $                   178 $      10
                                     ========== ========   ==========   ======================= =========

December 31, 2011:
With no related allowance recorded:
 Commercial mortgage loans -- other. $       -- $     --   $       --   $                    -- $      --
 Agricultural mortgage loans........          5        5           --                         5        --
                                     ---------- --------   ----------   ----------------------- ---------
Total............................... $        5 $      5   $       --   $                     5 $      --
                                     ========== ========   ==========   ======================= =========

With related allowance recorded:
 Commercial mortgage loans -- other. $      202 $    202   $      (32)  $                   152 $       8
 Agricultural mortgage loans........         --       --           --                        --        --
                                     ---------- --------   ----------   ----------------------- ---------
Total............................... $      202 $    202   $      (32)  $                   152 $       8
                                     ========== ========   ==========   ======================= =========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through investments in real estate joint ventures.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,520 million and $1,587 million, respectively, at December 31, 2012 and 2011. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $0 million and $91 million, respectively, at December 31, 2012 and 2011. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $170 million, $179 million and $173 million, respectively, for 2012, 2011 and 2010.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (3 and 3 individual ventures at December 31, 2012 and 2011, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                                                                      DECEMBER 31,
                                                                                     --------------
                                                                                      2012    2011
                                                                                     ------  ------
                                                                                      (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost..................................... $  233  $  584
Investments in securities, generally at fair value..................................     54      51
Cash and cash equivalents...........................................................      8      10
Other assets........................................................................     14      13
                                                                                     ------  ------
Total Assets........................................................................ $  309  $  658
                                                                                     ======  ======

Borrowed funds -- third party....................................................... $  162  $  372
Other liabilities...................................................................     11       6
                                                                                     ------  ------
Total liabilities...................................................................    173     378
                                                                                     ------  ------

Partners' capital...................................................................    136     280
                                                                                     ------  ------
Total Liabilities and Partners' Capital............................................. $  309  $  658
                                                                                     ======  ======

The Company's Carrying Value in These Entities Included Above....................... $   63  $  169
                                                                                     ======  ======

                                                                               2012   2011    2010
                                                                              -----  ------  ------
                                                                                  (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....................................... $  26  $  111  $  110
Net revenues of other limited partnership interests..........................     3       6       3
Interest expense -- third party..............................................    --     (21)    (22)
Other expenses...............................................................   (19)    (61)    (59)
                                                                              -----  ------  ------
Net Earnings (Loss).......................................................... $  10  $   35  $   32
                                                                              =====  ======  ======

The Company's Equity in Net Earnings (Loss) of These Entities Included Above. $  18  $   20  $   18
                                                                              =====  ======  ======

   Derivatives

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2012

                                                      FAIR VALUE
                                                -----------------------
                                                                          GAINS (LOSSES)
                                      NOTIONAL     ASSET     LIABILITY      REPORTED IN
                                       AMOUNT   DERIVATIVES DERIVATIVES   EARNINGS (LOSS)
                                      --------- ----------- ----------- -------------------
                                                          (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
 Futures............................. $   6,189 $        -- $        2  $            (1,058)
 Swaps...............................       965           2         56                 (320)
 Options.............................     3,492         443        219                   66

Interest rate contracts:/(1)/
 Floors..............................     2,700         291         --                   68
 Swaps...............................    18,239         554        353                  402
 Futures.............................    14,033          --         --                   84
 Swaptions...........................     7,608         502         --                 (220)

Other freestanding contracts:/(1)/
 Foreign currency Contracts..........        81           1         --                   --
                                                                        -------------------
NET INVESTMENT INCOME (LOSS).........                                                  (978)
                                                                        -------------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...........        --      11,044         --                  497

GIB and GWBL and other features/(2)/.        --          --        265                   26
                                      --------- ----------- ----------  -------------------

Balances, December 31, 2012.......... $  53,307 $    12,837 $      895  $              (455)
                                      ========= =========== ==========  ===================

  /(1)/Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
  /(2)/Reported in Future policy benefits and other policyholder liabilities.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2011

                                                       Fair Value
                                                ------------------------
                                                                            Gains (Losses)
                                      Notional     Asset      Liability       Reported In
                                       Amount   Derivatives  Derivatives    Earnings (Loss)
                                      --------- ------------ ----------- ---------------------
                                                            (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
 Futures............................. $   6,443 $         -- $        2  $                 (34)
 Swaps...............................       784           10         21                     33
 Options.............................     1,211           92         85                    (20)

Interest rate contracts:/(1)/
 Floors..............................     3,000          327         --                    139
 Swaps...............................     9,826          503        317                    590
 Futures.............................    11,983           --         --                    849
 Swaptions...........................     7,354        1,029         --                    817

Other freestanding contracts:/(1)/
 Foreign currency contracts..........        38           --         --                     --
                                                                         ---------------------
Net investment income (loss).........                                                    2,374
                                                                         ---------------------

Embedded derivatives:
GMIB reinsurance contracts...........        --       10,547         --                  5,941

GIB and GWBL and other features/(2)/.        --           --        291                   (197)
                                      --------- ------------ ----------  ---------------------

Balances, December 31, 2011.......... $  40,639 $     12,508 $      716  $               8,118
                                      ========= ============ ==========  =====================

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholder liabilities.

   Net Investment Income (Loss)

   The following table breaks out Net investment income (loss) by asset category:

                                     2012          2011         2010
                                   --------  ---------------  --------
                                              (IN MILLIONS)
Fixed maturities.................. $  1,529  $         1,555  $  1,616
Mortgage loans on real estate.....      264              241       231
Equity real estate................       14               19        20
Other equity investments..........      189              116       111
Policy loans......................      226              229       234
Short-term investments............       15                5        11
Derivative investments............     (978)           2,374      (284)
Broker-dealer related receivables.       14               13        12
Trading securities................       85              (29)       49
Other investment income...........       33               37        36
                                   --------  ---------------  --------
   Gross investment income (loss).    1,391            4,560     2,036

Investment expenses...............      (50)             (55)      (56)
Interest expense..................       (3)              (3)       (4)
                                   --------  ---------------  --------

Net Investment Income (Loss)...... $  1,338  $         4,502  $  1,976
                                   ========  ===============  ========

   For 2012, 2011 and 2010, respectively, Net investment income (loss) from derivatives included $232 million, $1,303 million and $(968) million of realized gains (losses) on contracts closed during those periods and $746 million, $1,071 million and $684 million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment Gains (Losses), Net

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                 2012    2011     2010
                                ------  ------  -------
                                     (IN MILLIONS)
Fixed maturities............... $  (89) $  (29) $  (200)
Mortgage loans on real estate..     (7)    (14)     (18)
Other equity investments.......    (13)     (4)      34
Other..........................     12      --       --
                                ------  ------  -------
Investment Gains (Losses), Net. $  (97) $  (47) $  (184)
                                ======  ======  =======

   For 2012, 2011 and 2010, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $6 million, $10 million and $31 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,472 million at December 31, 2012 and 2011, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2012 and 2011, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $561 million at December 31, 2012 and 2011, respectively and the accumulated amortization of these intangible assets was $360 million and $336 million at December 31, 2012 and 2011, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24 million, $23 million and $24 million for 2012, 2011 and 2010, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

   At December 31, 2012 and 2011, respectively, net deferred sales commissions totaled $95 million and $60 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2012 net asset balance for each of the next five years is $39 million, $26 million, $20 million, $9 million and $0 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2012, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

   On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of

   $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                                              DECEMBER 31,
                                                                                                            -----------------
                                                                                                              2012     2011
                                                                                                            -------- --------
                                                                                                              (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other.......................................... $  7,942 $  8,121
Policyholder dividend obligation...........................................................................      373      260
Other liabilities..........................................................................................      192       86
                                                                                                            -------- --------
Total Closed Block liabilities.............................................................................    8,507    8,467
                                                                                                            -------- --------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $5,245 and $5,342)..................    5,741    5,686
Mortgage loans on real estate..............................................................................    1,255    1,205
Policy loans...............................................................................................    1,026    1,061
Cash and other invested assets.............................................................................        2       30
Other assets...............................................................................................      232      207
                                                                                                            -------- --------
Total assets designated to the Closed Block................................................................    8,256    8,189
                                                                                                            -------- --------

Excess of Closed Block liabilities over assets designated to the Closed Block..............................      251      278

Amounts included in accumulated other comprehensive income (loss):
 Net unrealized investment gains (losses), net of deferred income tax (expense) benefit of $(47) and $(33)
   and policyholder dividend obligation of $(373) and $(260)...............................................       87       62
                                                                                                            -------- --------

Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities.......................... $    338 $    340
                                                                                                            ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                        2012          2011         2010
                                       ------  -----------------  ------
                                                 (IN MILLIONS)
REVENUES:
Premiums and other income............. $  316  $             354  $  365
Investment income (loss)..............    420                438     468
Net investment gains (losses).........     (9)               (10)    (23)
                                       ------  -----------------  ------
Total revenues........................    727                782     810
                                       ------  -----------------  ------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends.    724                757     776
Other operating costs and expenses....     --                  2       2
                                       ------  -----------------  ------
Total benefits and other deductions...    724                759     778
                                       ------  -----------------  ------

Net revenues, before income taxes.....      3                 23      32
Income tax (expense) benefit..........     (1)                (8)    (11)
                                       ------  -----------------  ------
Net Revenues (Losses)................. $    2  $              15  $   21
                                       ======  =================  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                      DECEMBER 31,
                                      -------------
                                       2012   2011
                                      ------ ------
                                      (IN MILLIONS)
Balances, beginning of year.......... $  260 $  119
Unrealized investment gains (losses).    113    141
                                      ------ ------
Balances, End of year................ $  373 $  260
                                      ====== ======

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                                --------------
                                                 2012    2011
                                                ------  ------
                                                 (IN MILLIONS)
Balance, beginning of year..................... $  718  $  772
Contractholder bonus interest credits deferred.     30      34
Amortization charged to income.................   (127)    (88)
                                                ------  ------
Balance, End of Year........................... $  621  $  718
                                                ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. Fair value measurements also are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2012 and 2011, no assets were required to be measured at fair value on a non-recurring basis.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2012

                                                  LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                                                 ---------  --------- --------- ----------
                                                               (IN MILLIONS)

ASSETS
Investments:
   Fixed maturities, available-for-sale:
       Corporate................................ $       6  $  22,837 $     355 $   23,198
       U.S. Treasury, government and agency.....        --      5,180        --      5,180
       States and political subdivisions........        --        480        50        530
       Foreign governments......................        --        511        19        530
       Commercial mortgage-backed...............        --         --       900        900
       Residential mortgage-backed/(1)/.........        --      1,940         9      1,949
       Asset-backed/(2)/........................        --         69       113        182
       Redeemable preferred stock...............       242        881        15      1,138
                                                 ---------  --------- --------- ----------
          Subtotal..............................       248     31,898     1,461     33,607
                                                 ---------  --------- --------- ----------
   Other equity investments.....................        78         --        77        155
   Trading securities...........................       446      1,863        --      2,309
   Other invested assets:
       Short-term investments...................        --         98        --         98
       Swaps....................................        --        148        --        148
       Futures..................................        (2)        --        --         (2)
       Options..................................        --        224        --        224
       Floors...................................        --        291        --        291
       Swaptions................................        --        502        --        502
                                                 ---------  --------- --------- ----------
          Subtotal..............................        (2)     1,263        --      1,261
                                                 ---------  --------- --------- ----------
Cash equivalents................................     2,289         --        --      2,289
Segregated securities...........................        --      1,551        --      1,551
GMIB reinsurance contracts......................        --         --    11,044     11,044
Separate Accounts' assets.......................    90,751      2,775       224     93,750
                                                 ---------  --------- --------- ----------
       Total Assets............................. $  93,810  $  39,350 $  12,806 $  145,966
                                                 =========  ========= ========= ==========

LIABILITIES
GIB and GWBL and other features' liability......        --         --       265        265
                                                 ---------  --------- --------- ----------
       Total Liabilities........................ $      --  $      -- $     265 $      265
                                                 =========  ========= ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2011

                                                  Level 1    Level 2   Level 3      Total
                                                 ---------  --------- ---------  ----------
                                                                (In Millions)

ASSETS
Investments:
   Fixed maturities, available-for-sale:
       Corporate................................ $       7  $  22,698 $     432  $   23,137
       U.S. Treasury, government and agency.....        --      3,948        --       3,948
       States and political subdivisions........        --        487        53         540
       Foreign governments......................        --        503        22         525
       Commercial mortgage-backed...............        --         --       902         902
       Residential mortgage-backed/(1)/.........        --      1,632        14       1,646
       Asset-backed/(2)/........................        --         92       172         264
       Redeemable preferred stock...............       203        813        14       1,030
                                                 ---------  --------- ---------  ----------
          Subtotal..............................       210     30,173     1,609      31,992
                                                 ---------  --------- ---------  ----------
   Other equity investments.....................        66         --        77         143
   Trading securities...........................       457        525        --         982
   Other invested assets:
       Short-term investments...................        --        132        --         132
       Swaps....................................        --        177        (2)        175
       Futures..................................        (2)        --        --          (2)
       Options..................................        --          7        --           7
       Floors...................................        --        327        --         327
       Swaptions................................        --      1,029        --       1,029
                                                 ---------  --------- ---------  ----------
          Subtotal..............................        (2)     1,672        (2)      1,668
                                                 ---------  --------- ---------  ----------
Cash equivalents................................     2,475         --        --       2,475
Segregated securities...........................        --      1,280        --       1,280
GMIB reinsurance contracts......................        --         --    10,547      10,547
Separate Accounts' assets.......................    83,672      2,532       215      86,419
                                                 ---------  --------- ---------  ----------
       Total Assets............................. $  86,878  $  36,182 $  12,446  $  135,506
                                                 =========  ========= =========  ==========

LIABILITIES
GIB and GWBL and other features' liability...... $      --  $      -- $     291  $      291
                                                 ---------  --------- ---------  ----------
       Total Liabilities........................ $      --  $      -- $     291  $      291
                                                 =========  ========= =========  ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2012, AFS fixed maturities with fair values of $109 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $17 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.7% of total equity at December 31, 2012. In the first quarter of 2012, one of the Company's private securities went public and as a result, $14 million was transferred from a Level 3 classification to a Level 2 classification. In the third quarter of 2012, $6 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

   In 2011, AFS fixed maturities with fair values of $51 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In the second quarter of 2011, $21 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities. In the third quarter of 2011, $3 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2012 and 2011, respectively.

                                                                    LEVEL 3 INSTRUMENTS
                                                                  FAIR VALUE MEASUREMENTS
                                                ----------------------------------------------------------
                                                          STATE AND
                                                          POLITICAL         COMMERCIAL RESIDENTIAL
                                                            SUB-    FOREIGN MORTGAGE-   MORTGAGE-   ASSET-
                                                CORPORATE DIVISIONS  GOVTS    BACKED     BACKED     BACKED
                                                --------- --------- ------- ---------- ----------- -------
                                                                       (IN MILLIONS)

BALANCE, JANUARY 1, 2012....................... $    432  $     53  $   22  $     902  $       14  $   172
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
       Net investment income (loss)............        2        --      --          2          --       --
       Investment gains (losses), net..........        4        --      --       (105)         --       --
                                                --------  --------  ------  ---------  ----------  -------
 Subtotal......................................        6        --      --       (103)         --       --
                                                --------  --------  ------  ---------  ----------  -------
Other comprehensive income (loss)..............       15        (1)     --        128          --        4
Purchases......................................       --        --      --         --          --       --
Issuances......................................       --        --      --         --          --       --
Sales..........................................      (47)       (2)     --        (27)         (5)     (25)
Settlements....................................       --        --      --         --          --       --
Transfers into Level 3/(2)/....................       17        --      --         --          --       --
Transfers out of Level 3/(2)/..................      (68)       --      (3)        --          --      (38)
                                                --------  --------  ------  ---------  ----------  -------
BALANCE, DECEMBER 31, 2012/(1)/................ $    355  $     50  $   19  $     900  $        9  $   113
                                                ========  ========  ======  =========  ==========  =======

BALANCE, JANUARY 1, 2011....................... $    320  $     49  $   21  $   1,103  $       --  $   148
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
       Net investment income (loss)............        1        --      --          2          --       --
       Investment gains (losses), net..........       --        --      --        (30)         --        1
                                                --------  --------  ------  ---------  ----------  -------
 Subtotal...................................... $      1  $     --  $   --  $     (28) $       --  $     1
                                                --------  --------  ------  ---------  ----------  -------
Other comprehensive income (loss)..............       (2)        5      (1)       (34)         (1)       2
Purchases......................................      117        --       1         --          --       21
Sales..........................................      (52)       (2)     --       (139)         (5)     (33)
Transfers into Level 3/(2)/....................      100         1       1         --          20       33
Transfers out of Level 3/(2)/..................      (52)       --      --         --          --       --
                                                --------  --------  ------  ---------  ----------  -------
BALANCE, DECEMBER 31, 2011/(1)/................ $    432  $     53  $   22  $     902  $       14  $   172
                                                ========  ========  ======  =========  ==========  =======

  /(1)/There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2012 and 2011.
  /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                                                                                      GWBL
                                                   REDEEMABLE          OTHER           OTHER      GMIB     SEPARATE AND OTHER
                                                   PREFERRED          EQUITY          INVESTED REINSURANCE ACCOUNTS FEATURES
                                                     STOCK        INVESTMENTS/(1)/     ASSETS     ASSET     ASSETS  LIABILITY
                                                  -----------  ---------------------  -------- ----------- -------- ---------
                                                                                 (IN MILLIONS)
BALANCE, JANUARY 1, 2012......................... $        14  $                  77  $    (2) $   10,547  $   215  $     291
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
     Net investment income (loss)................          --                     --       --          --       --         --
     Investment gains (losses), net..............          --                     --       --          --        8         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................          --                     --       --         315       --         --
     Policyholders' benefits.....................          --                     --       --          --       --        (77)
                                                  -----------  ---------------------  -------  ----------  -------  ---------
 Subtotal........................................          --                     --       --         315        8        (77)
                                                  -----------  ---------------------  -------  ----------  -------  ---------
Other comprehensive income (loss)................           1                     --        2          --       --         --
Purchases........................................          --                     --       --         182        6         51
Issuances........................................          --                     --       --          --       --         --
Sales............................................          --                     --       --          --       (2)        --
Settlements......................................          --                     --       --          --       (3)        --
Transfers into Level 3/(2)/......................          --                     --       --          --       --         --
Transfers out of Level 3/(2)/....................          --                     --       --          --       --         --
                                                  -----------  ---------------------  -------  ----------  -------  ---------
BALANCE, DECEMBER 31, 2012....................... $        15  $                  77  $    --  $   11,044  $   224  $     265
                                                  ===========  =====================  =======  ==========  =======  =========

BALANCE, JANUARY 1, 2011......................... $         2  $                  73  $    --  $    4,606  $   207  $      94
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
     Net investment income (loss)................          --                     --       (2)         --       --         --
     Investment gains (losses), net..............          --                      1       --          --       --         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................          --                     --       --       5,737       17         --
     Policyholders' benefits.....................          --                     --       --          --       --        176
                                                  -----------  ---------------------  -------  ----------  -------  ---------
 Subtotal........................................ $        --  $                   1  $    (2) $    5,737  $    17  $     176
                                                  -----------  ---------------------  -------  ----------  -------  ---------
Other comprehensive income (loss)................          (1)                     6       --          --       --         --
Purchases........................................          --                      2       --         204        4         21
Sales............................................          (2)                    (5)      --          --      (11)        --
Settlements......................................          --                     --       --          --       (2)        --
Transfers into Level 3/(2)/......................          15                     --       --          --       --         --
                                                  -----------  ---------------------  -------  ----------  -------  ---------
BALANCE, DECEMBER 31, 2011....................... $        14  $                  77  $    (2) $   10,547  $   215  $     291
                                                  ===========  =====================  =======  ==========  =======  =========

  /(1)/Includes Trading securities' Level 3 amount.
  /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2012 and 2011 by category for Level 3 assets and liabilities still held at December 31, 2012 and 2011, respectively:

                                                                 EARNINGS (LOSS)
                                                   -------------------------------------------
                                                                               INCREASE
                                                      NET     INVESTMENT   (DECREASE) IN THE
                                                   INVESTMENT   GAINS        FAIR VALUE OF              POLICY-
                                                     INCOME   (LOSSES),       REINSURANCE               HOLDERS'
                                                     (LOSS)      NET           CONTRACTS         OCI    BENEFITS
                                                   ---------- ---------- --------------------- ------  ----------
                                                                            (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2012
STILL HELD AT DECEMBER 31, 2012:/(1)/
   Change in unrealized gains (losses):
       Fixed maturities, available-for-sale:
          Corporate............................... $       -- $      --  $                  -- $   14  $       --
          State and political
            subdivisions..........................         --        --                     --     (1)         --
          Foreign governments.....................         --        --                     --      1          --
          Commercial mortgage-
            backed................................         --        --                     --    124          --
          Asset-backed............................         --        --                     --      3          --
          Other fixed maturities,
            available-for-sale....................         --        --                     --     --          --
                                                   ---------- ---------  --------------------- ------  ----------
              Subtotal............................ $       -- $      --  $                  -- $  141  $       --
                                                   ---------- ---------  --------------------- ------  ----------
       GMIB reinsurance contracts.................         --        --                    497     --          --
       Separate Accounts' assets..................         --         8                     --     --          --
       GIB and GWBL and other
         features' liability......................         --        --                     --     --          26
                                                   ---------- ---------  --------------------- ------  ----------
              Total............................... $       -- $       8  $                 497 $  141  $       26
                                                   ========== =========  ===================== ======  ==========
Level 3 Instruments
Full Year 2011
Still Held at December 31, 2011:/(1)/
   Change in unrealized gains (losses):
       Fixed maturities, available-for-sale:
          Corporate............................... $       -- $      --  $                  -- $    1  $       --
          State and political
            subdivisions..........................         --        --                     --      5          --
          Foreign governments.....................         --        --                     --     (1)         --
          Commercial mortgage-
            backed................................         --        --                     --    (40)         --
          Asset-backed............................         --        --                     --      2          --
          Other fixed maturities,
            available-for-sale....................         --        --                     --     (2)         --
                                                   ---------- ---------  --------------------- ------  ----------
              Subtotal............................ $       -- $      --  $                  -- $  (35) $       --
                                                   ---------- ---------  --------------------- ------  ----------
       GMIB reinsurance contracts.................         --        --                  5,941     --          --
       Separate Accounts' assets..................         --        18                     --     --          --
       GIB and GWBL and other
         features' liability......................         --        --                     --     --        (197)
                                                   ---------- ---------  --------------------- ------  ----------
              Total............................... $       -- $      18  $               5,941 $  (35) $     (197)
                                                   ========== =========  ===================== ======  ==========

  /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2012 and 2011.

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2012.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2012

                                         FAIR         VALUATION                  SIGNIFICANT
                                         VALUE        TECHNIQUE               UNOBSERVABLE INPUT                 RANGE
                                        ------- --------------------- ----------------------------------   -----------------
                                                                          (IN MILLIONS)
ASSETS:
Investments:
 Fixed maturities, available-for-sale:
   Corporate........................... $    94 Matrix pricing model   Spread over the industry-specific
                                                                                   benchmark yield curve   125 BPS - 650 BPS
----------------------------------------------------------------------------------------------------------------------------

   Commercial mortgage-backed..........     889 Discounted Cash flow               Constant default rate     3.0% - 25.0%
                                                                                  Probability of default         55.0%
                                                                                           Loss severity         49.0%
                                                                                           Discount rate    3.72% - 13.42%
----------------------------------------------------------------------------------------------------------------------------

   Residential mortgage-backed.........       1 Matrix pricing model     Spread over U.S. Treasury curve        46 BPS
----------------------------------------------------------------------------------------------------------------------------

   Asset-backed........................       8 Matrix pricing model     Spread over U.S. Treasury curve   30 BPS - 695 BPS
----------------------------------------------------------------------------------------------------------------------------

   Other equity investments............      38 Market comparable                       Revenue multiple     0.6X - 62.5X
                                                  companies                                 R&D multiple     1.0X - 30.6X
                                                                                           Discount rate         18.0%
                                                                                          Discount years         1 - 2
                                                                      Discount for lack of marketability
                                                                                        and risk factors     40.0% - 60.0%
----------------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets..............     194 Third party appraisal                Capitalization rate         5.5%
                                                                                Exit capitalization rate         6.6%
                                                                                           Discount rate         7.7%

                                             22 Discounted cash flow     Spread over U.S. Treasury curve   275 BPS - 586 BPS
                                                                                          Inflation rate      2.0% - 3.0%
                                                                                         Discount factor      1.0% - 2.0%
----------------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.............  11,044 Discounted Cash flow                         Lapse Rates      1.5% - 8.0%
                                                                                        Withdrawal Rates      0.2% - 8.0%
                                                                                  GMIB Utilization Rates      0.0% - 15.0%
                                                                                    Non-performance risk    13 BPS - 45 BPS
                                                                               Volatility rates - Equity     24.0% - 36.0%
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL/(1)/......................... $   205 Discounted Cash flow                         Lapse Rates      1.0% - 8.0%
                                                                                        Withdrawal Rates      0.0% - 7.0%
                                                                               Volatility rates - Equity     24.0% - 36.0%
----------------------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

   Excluded from the table above are approximately $516 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. The fair value measurements of these Level 3 investments comprise approximately 29.3% of total assets classified as Level 3 and represent only 0.4% of total assets measured at fair value on a recurring basis. These investments primarily consist of certain privately placed debt securities with limited trading activity, including residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the table above are approximately $94 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3 at December 31, 2012 that is determined by application of a matrix pricing model, representing approximately 26.5% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Commercial mortgage-backed securities classified as Level 3 consist of holdings subordinate to the AAA-tranche position and for which the Company applies a discounted cash flow methodology to measure fair value. The process for determining fair value first adjusts the contractual principal and interest payments to reflect performance expectations and then discounts the securities' cash flows to reflect an appropriate risk-adjusted return. The significant unobservable inputs used in these fair value measurements are default rate and probability, loss severity, and the discount rate. An increase either in the cumulative default rate, probability of default, or loss severity would result in a decrease in the fair value of these securities; generally, those assumptions would change in a directionally similar manner. A decrease in the discount rate would result in directionally inverse movement in the fair value measurement of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the table above are approximately 11.1% of the total fair value of these Level 3 securities at December 31, 2012 that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the table above are approximately 7.1% of the total fair value of these Level 3 securities at December 31, 2012 that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Other equity investments classified as Level 3 primarily consist of private venture capital fund investments of AllianceBernstein for which fair values are adjusted to reflect expected exit values as evidenced by financing and sale transactions with third parties or when consideration of other factors, such as current company performance and market conditions, is determined by management to require valuation adjustment. Significant increase (decrease) in isolation in the underlying enterprise value to revenue multiple and enterprise value to R&D investment multiple, if applicable, would result in significantly higher (lower) fair value measurement. Significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement. Significant increase (decrease) in isolation in the discount factor ascribed for lack of marketability and various risk factors would result in significantly lower (higher) fair value measurement. Changes in the discount factor generally are not correlated to changes in the value multiples. Also classified as Level 3 are approximately $30 million private venture capital fund-of-fund investments of AllianceBernstein for which fair value is estimated using the capital account balances provided by the partnerships. The interests in these partnerships cannot be redeemed. As of December 31, 2012, AllianceBernstein's aggregate unfunded commitments to these investments were approximately $12 million.

   Separate Accounts' assets classified as Level 3 primarily consist of private equity investments with fair value of approximately $198 million, including approximately $194 million fair value investment in a private real estate fund, as well as mortgage loans with fair value of approximately $18 million. Third party appraisal is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach also is applied to determine the approximately $4 million fair value of the other private equity investment and for which the significant unobservable assumptions are an inflation rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the inflation rate would have directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans, a significant increase (decrease) in the assumed spread over US Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 at December 31, 2012 consist of mortgage- and asset-backed securities with fair values of approximately $4 million and $4 million, respectively, and for which those measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in equity and interest rate volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in equity and interest rate volatility would increase these liabilities.

   The carrying values and fair values at December 31, 2012 and 2011 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                 DECEMBER 31, 2012
                                                 --------------------------------------------------
                                                                         FAIR VALUE
                                                 CARRYING -----------------------------------------
                                                  VALUE      LEVEL 1     LEVEL 2  LEVEL 3   TOTAL
                                                 -------- -------------- -------- -------- --------
                                                                   (IN MILLIONS)

Mortgage loans on real estate................... $  5,059 $           -- $     -- $  5,249 $  5,249
Other limited partnership interests.............    1,514             --       --    1,514    1,514
Loans to affiliates.............................    1,037             --      784      402    1,186
Policyholders liabilities: Investment contracts.    2,494             --       --    2,682    2,682
Long-term debt..................................      200             --      236       --      236
Loans from affiliates...........................    1,325             --    1,676       --    1,676

                                                    December 31, 2011
                                                 -----------------------
                                                 Carrying
                                                  Value     Fair Value
                                                 -------- --------------
                                                      (In Millions)

Mortgage loans on real estate................... $  4,281 $        4,432
Other limited partnership interests.............    1,582          1,582
Loans to affiliates.............................    1,041          1,097
Policyholders liabilities: Investment contracts.    2,549          2,713
Long-term debt..................................      200            220
Loans from affiliates...........................    1,325          1,485

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

     . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

     . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

     . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

     . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

     . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                GMDB      GMIB      TOTAL
                              --------  --------  --------
                                      (IN MILLIONS)
Balance at January 1, 2010... $  1,087  $  1,558  $  2,645
 Paid guarantee benefits.....     (208)      (45)     (253)
 Other changes in reserve....      386       798     1,184
                              --------  --------  --------
Balance at December 31, 2010.    1,265     2,311     3,576
 Paid guarantee benefits.....     (203)      (47)     (250)
 Other changes in reserve....      531     1,866     2,397
                              --------  --------  --------
Balance at December 31, 2011.    1,593     4,130     5,723
 Paid guarantee benefits.....     (288)      (77)     (365)
 Other changes in reserve....      467       508       975
                              --------  --------  --------
Balance at December 31, 2012. $  1,772  $  4,561  $  6,333
                              ========  ========  ========

     Related GMDB reinsurance ceded amounts were:

                                      GMDB
                              ---------------------
                                  (IN MILLIONS)

Balance at January 1, 2010...
                              $                 405
   Paid guarantee benefits...                   (81)
   Other changes in reserve..                   209
                              ---------------------
Balance at December 31, 2010.                   533
   Paid guarantee benefits...                   (81)
   Other changes in reserve..                   264
                              ---------------------
Balance at December 31, 2011.                   716
   Paid guarantee benefits...                  (127)
   Other changes in reserve..                   255
                              ---------------------
Balance at December 31, 2012. $                 844
                              =====================

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2012 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                       RETURN OF
                                                        PREMIUM    RATCHET    ROLL-UP       COMBO        TOTAL
                                                       ---------  --------  -----------  -----------  -----------
                                                                          (DOLLARS IN MILLIONS)
GMDB:
 Account values invested in:
   General Account.................................... $  12,817  $    223  $       102  $       467  $    13,609
   Separate Accounts.................................. $  30,349  $  7,419  $     3,722  $    34,536  $    76,026
 Net amount at risk, gross............................ $     756  $    784  $     2,722  $    13,931  $    18,193
 Net amount at risk, net of amounts reinsured......... $     756  $    480  $     1,843  $     5,617  $     8,696
 Average attained age of contractholders..............      48.5      63.8         69.4         64.6         52.9
 Percentage of contractholders over age 70............       8.1%     29.3%        49.9%        30.8%        14.8%
 Range of contractually specified interest rates......       N/A       N/A   3.0% - 6.0%  3.0% - 6.5%  3.0% - 6.5%

GMIB:
 Account values invested in:
   General Account....................................       N/A       N/A  $        23  $       562  $       585
   Separate Accounts..................................       N/A       N/A  $     2,488  $    46,378  $    48,866
 Net amount at risk, gross............................       N/A       N/A  $     1,995  $    10,208  $    12,203
 Net amount at risk, net of amounts reinsured.........       N/A       N/A  $       593  $     2,753  $     3,346
 Weighted average years remaining until annuitization.       N/A       N/A          0.3          4.4          4.2
 Range of contractually specified interest rates......       N/A       N/A   3.0% - 6.0%  3.0% - 6.5%  3.0% - 6.5%

   The liability for GIB and GWBL and other features, not included above, was $265 million and $291 million at December 31, 2012 and 2011, respectively, which are accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                 DECEMBER 31,
              -------------------
                2012      2011
              --------- ---------
                 (IN MILLIONS)
GMDB:
Equity....... $  52,633 $  46,207
Fixed income.     3,748     3,810
Balanced.....    19,102    19,525
Other........       543       652
              --------- ---------
Total........ $  76,026 $  70,194
              ========= =========

GMIB:
Equity....... $  33,361 $  29,819
Fixed income.     2,335     2,344
Balanced.....    12,906    13,379
Other........       264       345
              --------- ---------
Total........ $  48,866 $  45,887
              ========= =========

   C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2012, the total account value and net amount at risk of the hedged variable annuity contracts were $38,029 million and $7,035 million, respectively, with the GMDB feature and $21,615 million and $2,761 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse
   Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                               REINSURANCE
                              DIRECT LIABILITY    CEDED       NET
                              ---------------- -----------  --------
                                          (IN MILLIONS)

Balance at January 1, 2010... $           255  $      (174) $     81
 Other changes in reserves...             120          (57)       63
                              ---------------  -----------  --------
Balance at December 31, 2010.             375         (231)      144
 Other changes in reserves...              95          (31)       64
                              ---------------  -----------  --------
Balance at December 31, 2011.             470         (262)      208
 Other changes in reserves...              86          (48)       38
                              ---------------  -----------  --------
Balance at December 31, 2012. $           556  $      (310) $    246
                              ===============  ===========  ========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2012, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.2% and 47.0%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 21.3% and 51.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2012 and 2011 were $11,044 million and $10,547 million, respectively. The increases (decreases) in estimated fair value were $497 million, $5,941 million and $2,350 million for 2012, 2011 and 2010, respectively.

   At December 31, 2012 and 2011, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,465 million and $2,383 million, of which $1,964 million and $1,959 million related to two specific reinsurers, which are rated A/AA- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2012 and 2011, affiliated reinsurance recoverables related to insurance contracts amounted to $1,383 million and $1,159 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $73 million and $73 million are included in other liabilities in the consolidated balance sheets at December 31, 2012 and 2011, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $160 million and $177 million at December 31, 2012 and 2011, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2012 and 2011 were $752 million and $703 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                                     2012    2011    2010
                                                                    ------  ------  ------
                                                                         (IN MILLIONS)
Direct premiums.................................................... $  873  $  908  $  903
Reinsurance assumed................................................    219     210     213
Reinsurance ceded..................................................   (578)   (585)   (586)
                                                                    ------  ------  ------
Premiums........................................................... $  514  $  533  $  530
                                                                    ======  ======  ======
Universal Life and Investment-type Product Policy Fee Income Ceded. $  234  $  221  $  210
                                                                    ======  ======  ======
Policyholders' Benefits Ceded...................................... $  667  $  510  $  536
                                                                    ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $86 million and $92 million at December 31, 2012 and 2011, respectively. At December 31, 2012 and 2011, respectively, $1,704 million and $1,684 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                           2012  2011  2010
                                           ----- ----- -----
                                             (IN MILLIONS)
Incurred benefits related to current year. $  16 $  24 $  30
Incurred benefits related to prior years..    14    18    10
                                           ----- ----- -----
Total Incurred Benefits................... $  30 $  42 $  40
                                           ===== ===== =====
Benefits paid related to current year..... $  21 $  15 $  12
Benefits paid related to prior years......    16    24    30
                                           ----- ----- -----
Total Benefits Paid....................... $  37 $  39 $  42
                                           ===== ===== =====

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                                           DECEMBER 31,
                                                                           -------------
                                                                            2012   2011
                                                                           ------ ------
                                                                           (IN MILLIONS)

Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.5% and 0.2%). $  323 $  445
                                                                           ------ ------
Total short-term debt.....................................................    323    445
                                                                           ------ ------

Long-term debt:
AXA Equitable:
   Surplus Notes, 7.7%, due 2015..........................................    200    200
                                                                           ------ ------
Total long-term debt......................................................    200    200
                                                                           ------ ------

Total Short-term and Long-term Debt....................................... $  523 $  645
                                                                           ====== ======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12 million, as of December 31, 2012). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2012, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the AB Credit Facility and management expects to draw on the AB Credit Facility from time to time.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2012 and 2011, AllianceBernstein had no amounts outstanding under the AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2012, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold a jointly owned real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   Other Transactions

   In October 2012, AXA Equitable sold its 50% interest in a real estate joint venture supporting the Wind-up Annuities line of business to 1285 Holdings, LLC, a non-insurance subsidiary of AXA Financial in exchange for $402 million in cash. The $195 million after-tax excess of the real estate joint venture's fair value over its carrying value has been accounted for as a capital contribution to AXA Equitable. In connection with this sale, the Company recognized a $226 million pre-tax premium deficiency reserve related to the Wind-up Annuities line of business.

   In August 2012, the Company purchased agricultural mortgage loans from MONY Life Insurance Company ("MONY Life") and MONY Life Insurance Company of America ("MLOA"), both of which are wholly-owned subsidiaries of AXA Financial, for a purchase price of $109 million.

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $37 million, $14 million and $59 million, respectively, for 2012, 2011 and 2010.

   In 2012, 2011 and 2010, respectively, the Company paid AXA Distribution and its subsidiaries $684 million, $641 million and $647 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $348 million, $413 million and $428 million, respectively, for their applicable share of operating expenses in 2012, 2011 and 2010, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA RE Arizona Company (formerly AXA Bermuda, which during second quarter 2012, redomesticated from Bermuda to Arizona and changed its name to AXA RE Arizona Company) ("AXA Arizona") a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2012 and 2011, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,888 million and $8,129 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2012, 2011 and 2010 related to the UL and no lapse guarantee riders totaled approximately $484 million, $484 million and $477 million, respectively. Ceded claims paid in 2012, 2011 and 2010 were $68 million, $31 million and $39 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2012, 2011 and 2010 under this arrangement totaled approximately $0 million, $1 million and $0 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $0 million, $0 million and $0 million, respectively.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2012, 2011 and 2010 totaled approximately $9 million, $9 million and $9 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $1 million, $1 million and $1 million, respectively.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2012, 2011 and 2010 from AXA Equitable Life and Annuity Company totaled approximately $7 million, $8 million and $7 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $5 million, $4 million and $4 million, respectively. Premiums earned in 2012, 2011 and 2010 from U.S. Financial Life Insurance Company ("USFL") totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $7 million, $8 million and $10 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $161 million, $152 million and $160 million in 2012, 2011 and 2010, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $26 million, $22 million and $51 million in 2012, 2011 and 2010, respectively. The net receivable related to these contracts was approximately $8 million and $15 million at December 31, 2012 and 2011, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                               2012   2011   2010
                                              ------ ------ ------
                                                 (IN MILLIONS)
Investment advisory and services fees........ $  886 $  840 $  778
Distribution revenues........................    401    352    339
Other revenues -- shareholder servicing fees.     89     92     93
Other revenues -- other......................      5      6      5

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain qualified part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2012, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $260 million and $5 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2012, no minimum contribution is required to be made in 2013 under ERISA, as amended by the Pension Act, but management is currently evaluating if it will make contributions during 2013. AllianceBernstein currently estimates that it will contribute $4 million to its pension plan during 2013.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                2012    2011    2010
                               ------  ------  ------
                                    (IN MILLIONS)
Service cost.................. $   40  $   41  $   37
Interest cost.................    109     122     129
Expected return on assets.....   (146)   (120)   (115)
Actuarial (gains) loss........      1      --      --
Net amortization..............    164     145     125
Plan amendments and additions.     --      --      13
                               ------  ------  ------
Net Periodic Pension Expense.. $  168  $  188  $  189
                               ======  ======  ======

   Changes in the Projected Benefit Obligation ("PBO") of the Company's qualified plans were comprised of:

                                                    DECEMBER 31,
                                                 ------------------
                                                   2012      2011
                                                 --------  --------
                                                    (IN MILLIONS)
Projected benefit obligation, beginning of year. $  2,626  $  2,424
Service cost....................................       32        30
Interest cost...................................      109       122
Actuarial (gains) losses........................      219       229
Benefits paid...................................     (187)     (179)
Plan amendments and additions...................       (2)       --
                                                 --------  --------
Projected Benefit Obligation, End of Year....... $  2,797  $  2,626
                                                 ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                         DECEMBER 31,
                                                      ------------------
                                                        2012      2011
                                                      --------  --------
                                                         (IN MILLIONS)
Pension plan assets at fair value, beginning of year. $  2,093  $  1,529
Actual return on plan assets.........................      231        77
Contributions........................................      265       672
Benefits paid and fees...............................     (193)     (185)
                                                      --------  --------
Pension plan assets at fair value, end of year.......    2,396     2,093
PBO..................................................    2,797     2,626
                                                      --------  --------
Excess of PBO Over Pension Plan Assets............... $   (401) $   (533)
                                                      ========  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $401 million and $533 million at December 31, 2012 and 2011, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,797 million and $2,396 million, respectively, at December 31, 2012 and $2,626 million and $2,093 million, respectively, at December 31, 2011. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,761 million and $2,396 million, respectively, at December 31, 2012 and $2,593 million and $2,093 million, respectively, at December 31, 2011. The accumulated benefit obligation for all defined benefit pension plans was $2,761 million and $2,593 million at December 31, 2012 and 2011, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2012 and 2011 that have not yet been recognized as components of net periodic pension cost:

                                            DECEMBER 31,
                                          -----------------
                                            2012     2011
                                          -------- --------
                                            (IN MILLIONS)
Unrecognized net actuarial (gain) loss... $  1,650 $  1,679
Unrecognized prior service cost (credit).        4        7
                                          -------- --------
 Total................................... $  1,654 $  1,686
                                          ======== ========

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $165 million and $1 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2012 and 2011:

                                 DECEMBER 31,
                                 ------------
                                  2012   2011
                                 -----  -----
                                 (IN MILLIONS)
Fixed Maturities................  52.8%  52.4%
Equity Securities...............  36.5   36.3
Equity real estate..............   8.4    9.3
Cash and short-term investments.   2.3    2.0
                                 -----  -----
 Total.......................... 100.0% 100.0%
                                 =====  =====

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2012, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2012, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2012 and 2011, respectively.

                                       LEVEL 1 LEVEL 2  LEVEL 3  TOTAL
DECEMBER 31, 2012:                     ------- -------- ------- --------
ASSET CATEGORIES                                 (IN MILLIONS)
Fixed Maturities:
 Corporate............................ $   --  $    849 $   --  $    849
 U.S. Treasury, government and agency.     --       410     --       410
 States and political subdivisions....     --        18     --        18
 Other structured debt................     --        --      5         5
Common and preferred equity...........    751        62     --       813
Mutual funds..........................     35        --     --        35
Private real estate investment funds..     --        --      3         3
Private real estate investment trusts.     --        11    197       208
Cash and cash equivalents.............     25        --     --        25
Short-term investments................     --        30     --        30
                                       ------  -------- ------  --------
 Total................................ $  811  $  1,380 $  205  $  2,396
                                       ======  ======== ======  ========

                                       Level 1 Level 2  Level 3  Total
December 31, 2011:                     ------- -------- ------- --------
Asset Categories                                 (In Millions)
Fixed Maturities:
 Corporate............................ $   --  $    797 $   --  $    797
 U.S. Treasury, government and agency.     --       275     --       275
 States and political subdivisions....     --        11     --        11
 Other structured debt................     --        --      6         6
Common and preferred equity...........    712         2     --       714
Mutual funds..........................     33        --     --        33
Private real estate investment funds..     --        --      4         4
Private investment trusts.............     --        29    183       212
Cash and cash equivalents.............      1         1     --         2
Short-term investments................      7        32     --        39
                                       ------  -------- ------  --------
 Total................................ $  753  $  1,147 $  193  $  2,093
                                       ======  ======== ======  ========

   At December 31, 2012, assets classified as Level 1, Level 2, and Level 3 comprise approximately 33.9%, 57.5% and 8.6%, respectively, of qualified pension plan assets. At December 31, 2011, assets classified as Level 1, Level 2 and Level 3 comprised approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $3 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2012 and 2011, respectively.

                                                                       PRIVATE
                                                                     REAL ESTATE  PRIVATE
                                                         FIXED       INVESTMENT  INVESTMENT  COMMON
                                                     MATURITIES/(1)/    FUNDS      TRUSTS    EQUITY   TOTAL
                                                     --------------  ----------- ---------- -------  ------
                                                                          (IN MILLIONS)
Balance at January 1, 2012.......................... $            6  $        4  $     183  $    --  $  193
Actual return on plan assets:
 Relating to assets still held at December 31, 2012.             --          --         14       --      14
 Purchases/issues...................................             --          --         --       --      --
 Sales/settlements..................................             (1)         (1)        --       --      (2)
 Transfers into/out of Level 3......................             --          --         --       --      --
                                                     --------------  ----------  ---------  -------  ------
Balance at December 31, 2012........................ $            5  $        3  $     197  $    --  $  205
                                                     ==============  ==========  =========  =======  ======

Balance at January 1, 2011.......................... $            6  $       13  $     163  $    --  $  182
Actual return on plan assets:
 Relating to assets still held at December 31, 2011.             --           3         20       --      23
 Purchases/issues...................................             --          --         --        1       1
 Sales/settlements..................................             --         (12)        --       (1)    (13)
 Transfers into/out of Level 3......................             --          --         --       --      --
                                                     --------------  ----------  ---------  -------  ------
Balance at December 31, 2011........................ $            6  $        4  $     183  $    --  $  193
                                                     ==============  ==========  =========  =======  ======

  /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits' obligations at December 31, 2012 and 2011 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2012 and 2011.

                                                                           2012  2011
                                                                           ----  ----

Discount rates:
 Benefit obligation....................................................... 3.50% 4.25%
 Periodic cost............................................................ 4.25% 5.25%

Rates of compensation increase:
 Benefit obligation and periodic cost..................................... 6.00% 6.00%

Expected long-term rates of return on pension plan assets (periodic cost). 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $12 million, $13 million and $14 million for 2012, 2011 and 2010, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2013, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2012 and include benefits attributable to estimated future employee service.

                         PENSION
                        BENEFITS
                   --------------------
                      (IN MILLIONS)

2013.............. $                193
2014..............                  203
2015..............                  202
2016..............                  200
2017..............                  197
Years 2018 - 2022.                  936

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Management, in consultation with its actuarial advisors in respect of the Plan, has concluded the Health Acts have no material impact on the calculations on future benefit levels due to the caps on the Company subsidy. Any increases in plan cost, including those associated under the Excise Tax on high cost plans, are anticipated to be passed on to retirees.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million in 2011.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

   For 2012, 2011 and 2010, respectively, the Company recognized compensation costs of $194 million, $416 million and $199 million for share-based payment arrangements as further described herein.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan").

   Performance Units. On March 16, 2012, under the terms of the AXA Performance Unit Plan 2012, AXA awarded approximately 2.3 million unearned performance units to employees of AXA Equitable. The extent to which 2012-2013 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled in cash on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 15, 2015. In 2012, the expense associated with the March 16, 2012 grant of performance units was approximately $11 million.

   On April 12, 2012, cash distributions of approximately $9 million were made to AXA Equitable active and former employees in settlement of 539,406 performance units, representing 50 percent of the number of performance units earned under the terms of the AXA Performance Unit Plan 2010. The remaining earned performance units vest with continued service to March 19, 2013, the third anniversary of the date of grant, with limited exception for retirement, death, or disability, and will be valued using the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars at the Euro to U.S. dollar exchange rate on March 18, 2013. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of that settlement.

   On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units of approximately $11 million and $2 million, respectively.

   On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares were sourced from Treasury shares.

   On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2012, 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $620,000, $2 million and $8 million, respectively.

   On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

   For 2012, 2011 and 2010, the Company recognized compensation costs of $24 million, $2 million and $16 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2012 and 2011 was $58 million and $24 million, respectively. Approximately 4,968,118 outstanding performance units are at risk to achievement of 2012 performance criteria, primarily representing the grant of March 16, 2012 for which cumulative average 2012-2013 performance targets will determine the number of performance units earned and including one-half of the award granted on March 18, 2011.

   Option Plans. On March 16, 2012, approximately 900,790 options to purchase AXA ordinary shares were granted to AXA Equitable employees under the terms of the Stock Option Plan at an exercise price of 12.22 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 370,426 of the total options awarded on March 16, 2012 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 16, 2012 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.48 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 39.89%, a weighted average expected term of 5.6 years, an expected dividend yield of 7.54% and a risk-free interest rate of 1.8%. The total fair value of these options (net of expected forfeitures) of approximately $2 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2012, the expense associated with the March 16, 2012 grant of options was approximately $790,754.

   On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $1 million and $2 million, respectively.

   On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2012, 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $662,000, $1 million and $3 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2012 follows:

                                                                          Options Outstanding
                                             ---------------------------------------------------------------------------
                                                                                                  AllianceBernstein Holding
                                                  AXA Ordinary Shares          AXA ADRs/(3)/               Units
                                             ---------------------------   ---------------------- ----------------------
                                                              Weighted                   Weighted                 Weighted
                                                Number        Average         Number     Average     Number       Average
                                              Outstanding     Exercise      Outstanding  Exercise  Outstanding    Exercise
                                             (In Millions)     Price       (In Millions)  Price   (In Millions)    Price
                                             ------------- -------------   ------------- -------- -------------  --------

Options outstanding at January 1, 2012......        18.1   (Euro)  19.40           7.6   $  18.47         9.0    $  39.63
Options granted.............................         1.2   (Euro)  12.68            --   $     --         0.1    $  14.58
Options exercised...........................        (0.1)  (Euro)  10.09          (1.1)  $  12.04          --    $     --
Options forfeited, net......................        (1.1)  (Euro)  19.46          (1.5)  $  18.19          --    $     --
Options expired.............................          --              --            --         --        (0.5)   $  32.34
                                              ----------                    ----------              ---------
Options Outstanding at December 31, 2012....        18.1   (Euro)  21.00           5.0   $  20.01         8.6    $  39.77
                                              ==========   =============    ==========   ========   =========    ========
Aggregate Intrinsic Value/(1)/..............               (Euro) -- /(2)/               $    1.1                $ -- /(2)/
                                                           =============                 ========                ========
Weighted Average Remaining Contractual Term
  (in years)................................        5.17                          1.62                    5.8
                                              ==========                    ==========              =========
Options Exercisable at December 31, 2012....        12.8   (Euro)  23.94           5.0   $  20.03         4.2       33.85
                                              ==========   =============    ==========   ========   =========    ========
Aggregate Intrinsic Value/(1)/..............               (Euro) -- /(2)/               $    1.1                $ -- /(2)/
                                                           =============                 ========                ========
Weighted Average Remaining Contractual Term
  (in years)................................        4.06                          1.60                    5.7
                                              ==========                    ==========              =========

  /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2012 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
  /(3)/AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

   Cash proceeds received from employee and financial professional exercises of stock options in 2012 was $14 million. The intrinsic value related to employee and financial professional exercises of stock options during 2012, 2011 and 2010 were $5 million, $3 million and $3 million, respectively, resulting in amounts currently deductible for tax purposes of $2 million, $1 million and $1 million, respectively, for the periods then ended. In 2012, 2011 and 2010, windfall tax benefits of approximately $2 million, $1 million and $1 million, respectively, resulted from employee and financial professional exercises of stock option awards.

   At December 31, 2012, AXA Financial held 534,628 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.22 per share, of which approximately 436,695 were designated to fund future exercises of outstanding stock options and approximately 97,933 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2012, 2011 and 2010, respectively.

                                                          AXA Ordinary Shares     AllianceBernstein Holding Units
                                                      --------------------------  ------------------------------
                                                        2012      2011     2010     2012     2011       2010
                                                      --------  -------  -------  -------  -------  ------------
Dividend yield.......................................     7.54%    7.00%    6.98%    6.20%    5.40%  7.2 - 8.2%
Expected volatility..................................    39.89%   33.90%    36.5%   49.20%   47.30% 46.2 - 46.6%
Risk-free interest rates.............................     1.80%    3.13%    2.66%    0.70%     1.9%  2.2 - 2.3%
Expected life in years...............................      5.6      6.4      6.4      6.0      6.0       6.0
Weighted average fair value per option at grant date. $   2.48  $  2.49  $  3.54  $  3.67  $  5.98  $       6.18

   For 2012, 2011 and 2010, the Company recognized compensation costs for employee stock options of $9 million, $26 million, and $16 million, respectively. As of December 31, 2012, approximately $2 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 0.8 years.

   Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2012, 2011 and 2010, respectively, the Company recognized compensation costs of $13 million, $378 million and $149 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2012, approximately 19 million restricted shares and Holding units remain unvested. At December 31, 2012, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 4.0 years.

   The following table summarizes unvested restricted stock activity for 2012.

                                              WEIGHTED
                                  SHARES OF   AVERAGE
                                  RESTRICTED GRANT DATE
                                    STOCK    FAIR VALUE
                                  ---------- ----------
Unvested as of January 1, 2012...  243,572    $  30.22
Granted..........................   27,218    $  13.23
Vested...........................   93,789    $  30.93
Forfeited........................       --          --
                                   -------
Unvested as of December 31, 2012.  177,001    $  27.23
                                   =======

   Restricted stock vested in 2012, 2011 and 2010 had aggregate vesting date fair values of approximately $1 million, $2 million and $2 million, respectively.

   SARs. For 2012, 2011 and 2010, respectively, 352,158, 113,210 and 24,101
   Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2012, 2011 and 2010 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 10.05 -- 33.78 Euros, 10.71 -- 14.96 Euros and 15.43 Euros, respectively, as of the date of exercise. At December 31, 2012, 840,324 SARs were outstanding, having weighted average remaining contractual term of 7.0 years. The accrued value of SARs at December 31, 2012 and 2011 was $538,928 and $136,667, respectively, and recorded as liabilities in the consolidated balance sheets. For 2012, 2011 and 2010, the Company recorded compensation expense (credit) for SARs of $(402,262), $(87,759) and $(865,661), respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

   AXA Shareplan. In 2012, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2012. Eligible employees could reserve a share purchase during the reservation period from August 31, 2012 through September 17, 2012 and could cancel their reservation or elect to make a purchase for the first time during the retraction/subscription period from October 26, 2012 through October 31, 2012. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 24, 2012 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $12.29 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 17.19% formula discounted price of $12.71 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty two week period preceding the scheduled end date of AXA Shareplan 2012 which is July 2, 2017. All subscriptions became binding and irrevocable at October 31, 2012.

   The Company recognized compensation expense of $18 million in 2012, $9 million in 2011 and $17 million in 2010 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2012, 2011 and 2010 primarily invested under Investment Option B for the purchase of approximately 9 million, 9 million and 8 million AXA ordinary shares, respectively.

   AXA Miles Program. On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired. Half of each AXA Miles grant, or 25 AXA Miles, are further subject to vesting conditions based on achievement of improvements in specific AXA performance metrics. The total fair value of these AXA Miles awards of approximately $6 million, net of expected forfeitures, is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible and is updated to reflect changes in respect of the expectation for meeting the predefined performance conditions. In 2012, the expense associated with the March 16, 2012 grant of AXA Miles was approximately $537,914.

   On July 1, 2007, under the terms of the AXA Miles Program 2007, AXA granted 50 AXA Miles to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011 and 2010, respectively, the Company recognized compensation expense of approximately $1 million and $2 million in respect of this grant of AXA Miles.

   Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense for 2012, 2011 and 2010 was $1 million, $1 million and $0 million, respectively.

   AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest in 2011.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AllianceBernstein engages in open-market purchases of AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2012 and 2011, AllianceBernstein purchased 15.7 million and 13.5 million Holding units for $238 million and $221 million respectively. These amounts reflect open-market purchases of 12.3 million and 11.1 million Holding units for $182 million and $192 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   AllianceBernstein granted to employees and Eligible Directors 12.1 million (including 8.7 million restricted Holding units granted in January 2012 for 2011 year-end awards) and 1.7 million restricted Holding awards during 2012 and 2011, respectively. To fund these awards, AllianceBernstein allocated previously repurchased Holding units that had been held in the consolidated rabbi trust.

   The 2012 and 2011 long-term incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, 6.5 million restricted Holding unit awards for the December 2012 awards and 8.7 million restricted Holding unit awards for the December 2011 awards were awarded and allocated as such within the consolidated rabbi trust in January 2013 and 2012, respectively. There were approximately 17.9 million and 12.0 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2012 and January 31, 2013, respectively. The purchases and issuances of Holding units resulted in an increase of $60 million and $54 million in Capital in excess of par value during 2012 and 2011, respectively, with a corresponding decrease of $60 million and $54 million in Noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $147 million, $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million) and $208 million for 2012, 2011 and 2010, respectively. The cost of the 2012 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly issued Holding units. As of December 31, 2012, 210,591 options to buy Holding units had been granted and 25 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 35 million Holding units were available for grant as of December 31, 2012.

   AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan - AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                 2012       2011      2010
                               --------  ---------  -------
                                       (IN MILLIONS)
Income tax (expense) benefit:
 Current (expense) benefit.... $   (233) $      40  $   (34)
 Deferred (expense) benefit...      391     (1,338)    (755)
                               --------  ---------  -------
Total......................... $    158  $  (1,298) $  (789)
                               ========  =========  =======

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                               2012       2011       2010
                                             --------  ---------  ---------
                                                      (IN MILLIONS)
Expected income tax (expense) benefit....... $    (20) $  (1,443) $  (1,137)
Noncontrolling interest.....................       37        (36)        66
Separate Accounts investment activity.......       94         83         53
Non-taxable investment income (loss)........       24          8         15
Adjustment of tax audit reserves............       (2)        (7)       (13)
State income taxes..........................        7          7         (5)
AllianceBernstein Federal and foreign taxes.       10        (13)        (3)
Tax settlement..............................       --         84         99
ACMC conversion.............................       --         --        135
Other.......................................        8         19          1
                                             --------  ---------  ---------
Income tax (expense) benefit................ $    158  $  (1,298) $    (789)
                                             ========  =========  =========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during the third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million.

   AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

   Due to the conversion in 2010 of ACMC, Inc. from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

   On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. However, the Treasury 2012-2013 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                       DECEMBER 31, 2012   December 31, 2011
                                       ------------------ -------------------
                                       ASSETS LIABILITIES Assets Liabilities
                                       ------ ----------- ------ ------------
                                                   (IN MILLIONS)
Compensation and related benefits..... $  207 $        -- $  248 $         --
Reserves and reinsurance..............     --       2,419     --        3,060
DAC...................................     --         960     --          891
Unrealized investment gains or losses.     --         739     --          418
Investments...........................     --       1,137     --        1,101
Alternative minimum tax credits.......    157          --    242           --
Other.................................     --          57     79           --
                                       ------ ----------- ------ ------------
Total................................. $  364 $     5,312 $  569 $      5,470
                                       ====== =========== ====== ============

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2012, $245 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $92 million would need to be provided if such earnings were remitted.

   At December 31, 2012, the total amount of unrecognized tax benefits was $678 million, of which $522 million would affect the effective rate and $156 million was temporary in nature. At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2012 and 2011 were $105 million and $97 million, respectively. For 2012, 2011 and 2010, respectively, there were $4 million, $14 million and $10 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                2012       2011      2010
                                             ----------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1,....................... $      453  $    434  $    577
Additions for tax positions of prior years..        740       337       168
Reductions for tax positions of prior years.       (620)     (235)     (266)
Additions for tax positions of current year.         --         1         1
Settlements with tax authorities............         --       (84)      (46)
                                             ----------  --------  --------
Balance at December 31,..................... $      573  $    453  $    434
                                             ==========  ========  ========

   In 2012, the Internal Revenue Service commenced the examination of the 2006 and 2007 tax years. An appeal of the 2004 and 2005 tax years is pending at the Appeals Office of the IRS. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                                       DECEMBER 31,
                                                                             --------------------------------
                                                                                2012        2011       2010
                                                                             ----------  ---------  ---------
                                                                                       (IN MILLIONS)
Unrealized gains (losses) on investments.................................... $    1,352  $     772  $     406
Defined benefit pension plans...............................................     (1,056)    (1,082)    (1,008)
                                                                             ----------  ---------  ---------
Total accumulated other comprehensive income (loss).........................        296       (310)      (602)
                                                                             ----------  ---------  ---------
Less: Accumulated other comprehensive (income) loss attributable to
  noncontrolling interest...................................................         21         13         (8)
                                                                             ----------  ---------  ---------
Accumulated Other Comprehensive Income (Loss) Attributable to AXA Equitable. $      317  $    (297) $    (610)
                                                                             ==========  =========  =========

   The components of OCI for the past three years follow:

                                                                                                 2012     2011    2010
                                                                                               --------  ------  ------
                                                                                                     (IN MILLIONS)
Net unrealized gains (losses) on investments:
 Net unrealized gains (losses) arising during the year........................................ $  1,013  $  879  $  646
 (Gains) losses reclassified into net earnings (loss) during the year.........................       91      28     189
                                                                                               --------  ------  ------
Net unrealized gains (losses) on investments..................................................    1,104     907     835
Adjustments for policyholders liabilities, DAC, deferred income taxes and insurance liability
  loss recognition............................................................................     (524)   (541)   (376)
                                                                                               --------  ------  ------
Change in unrealized gains (losses), net of adjustments.......................................      580     366     459
Change in defined benefit pension plans.......................................................       26     (74)    (40)
                                                                                               --------  ------  ------
Total other comprehensive income (loss), net of income taxes..................................      606     292     419
Less: Other comprehensive (income) loss attributable to noncontrolling interest...............        8      21       7
                                                                                               --------  ------  ------
Other Comprehensive Income (Loss) Attributable to AXA Equitable............................... $    614  $  313  $  426
                                                                                               ========  ======  ======

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2012, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2013 and 2014, $200 million for 2015 and $0 million thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2013 and the four successive years are $214 million, $208 million, $204 million, $199 million, $197 million and $1,409 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2013 and the four successive years is $22 million, $24 million, $24 million, $24 million, $25 million and $137 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2012 and 2011, respectively, AXA Equitable recorded $30 million and $55 million pre-tax charges related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                  DECEMBER 31,
                            ------------------------
                              2012     2011    2010
                            --------  ------  ------
                                  (IN MILLIONS)
Balance, beginning of year. $     44  $   11  $   20
Additions..................       54      79      13
Cash payments..............      (46)    (43)    (17)
Other reductions...........       --      (3)     (5)
                            --------  ------  ------
Balance, End of Year....... $     52  $   44  $   11
                            ========  ======  ======

   During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space.

   During 2012, AllianceBernstein completed a comprehensive review of its worldwide office locations and initiated a space consolidation plan. As a result, AllianceBernstein recorded pre-tax real estate charges of $223 million that reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2012, these arrangements include commitments by the Company to provide equity financing of $355 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2012. The Company had $328 million of commitments under existing mortgage loan agreements at December 31, 2012.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Arizona, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($9,635 million at December 31, 2012) and/or letters of credit ($2,626 million at December 31, 2012). Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2012, AllianceBernstein had funded $23 million of its revised commitment of $35 million.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest $25 million in the Real Estate Fund. As of December 31, 2012, AllianceBernstein had funded $9 million of this commitment.

   During 2012, AllianceBernstein entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2012, AllianceBernstein had funded $8 million of this commitment.

17)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants' motion to dismiss as it related to the Section 36(b) claim and granted the defendants' motion as it related to the unjust enrichment claim.

   In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. FMG LLC. The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to FMG LLC for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford lawsuits, the parties and the Court agreed to consolidate the two lawsuits.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable is also under audit by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File ("DMF") or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed a number of reports with the NYSDFS related to its request. A number of life insurance industry companies have received a multistate targeted market conduct examination notice issued on behalf of various U.S. state insurance departments reviewing use of the DMF, claims processing and payments to beneficiaries. In December 2012, AXA Equitable received an examination notice on behalf of at least six insurance departments. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments, and the payment of examination costs. In addition, AXA Equitable, along with other life insurance industry companies, is subject to lawsuits that may be filed by state regulatory agencies or other litigants.

   ALLIANCEBERNSTEIN LITIGATION

   During first quarter 2012, AllianceBernstein received a legal letter of claim (the "Letter of Claim") sent on behalf of a former European pension fund client, alleging that AllianceBernstein Limited (a wholly-owned subsidiary of AllianceBernstein organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to AllianceBernstein's initial investment in and management of a (Pounds)500 million portfolio of U.S. mortgage-backed securities. The alleged damages range between $177 million and $234 million plus compound interest on an alleged $125 million of realized losses in the portfolio. AllianceBernstein believes that it has strong defenses to these claims, which are set forth in AllianceBernstein's October 12, 2012 response to the Letter of Claim, and will defend this matter vigorously.

           ---------------------------------------------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These matters involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such matters. Some of these matters filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $469 million during 2013. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2012, 2011 and 2010, respectively, the Insurance Group's statutory net income (loss) totaled $602 million, $967 million and $(510) million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,178 million and $4,845 million at December 31, 2012 and 2011, respectively. In 2012, 2011 and 2010, respectively, AXA Equitable paid $362 million, $379 million and $300 million in shareholder dividends.

   At December 31, 2012, AXA Equitable, in accordance with various government and state regulations, had $81 million of securities on deposit with such government or state agencies.

   In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2013 will approximate $71 million.

   At December 31, 2012 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2012.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and
   (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

   The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                    DECEMBER 31,
                                                                          --------------------------------
                                                                             2012        2011       2010
                                                                          ----------  ---------  ---------
                                                                                    (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $       64  $     824  $     685
Change in AVR............................................................        269       (211)      (291)
                                                                          ----------  ---------  ---------
Net change in statutory surplus, capital stock and AVR...................        333        613        394
Adjustments:
 Future policy benefits and policyholders' account balances..............       (508)      (270)       (61)
 DAC.....................................................................        142     (2,861)       981
 Deferred income taxes...................................................        798     (1,272)    (1,089)
 Valuation of investments................................................       (377)        16        145
 Valuation of investment subsidiary......................................       (306)       590        366
 Increase (decrease) in the fair value of the reinsurance contract asset.        497      5,941      2,350
 Pension adjustment......................................................        (41)       111         56
 Premiums and benefits ceded to AXA Arizona..............................       (126)      (156)    (1,099)
 Shareholder dividends paid..............................................        362        379        300
 Changes in non-admitted assets..........................................       (489)      (154)       (64)
 Other, net..............................................................       (190)       (10)       (55)
                                                                          ----------  ---------  ---------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $       95  $   2,927  $   2,224
                                                                          ==========  =========  =========

                                                                        DECEMBER 31,
                                                             ---------------------------------
                                                                2012        2011        2010
                                                             ---------  -----------  ---------
                                                                       (IN MILLIONS)
Statutory surplus and capital stock......................... $   4,689  $     4,625  $   3,801
AVR.........................................................       489          220        431
                                                             ---------  -----------  ---------
Statutory surplus, capital stock and AVR....................     5,178        4,845      4,232
Adjustments:
 Future policy benefits and policyholders' account balances.    (3,642)      (2,456)    (2,015)
 DAC........................................................     3,728        3,545      6,503
 Deferred income taxes......................................    (5,330)      (5,357)    (4,117)
 Valuation of investments...................................     3,271        2,266      1,658
 Valuation of investment subsidiary.........................      (137)         231       (657)
 Fair value of reinsurance contracts........................    11,044       10,547      4,606
 Deferred cost of insurance ceded to AXA Arizona............     2,646        2,693      2,904
 Non-admitted assets........................................       467          510        761
 Issuance of surplus notes..................................    (1,525)      (1,525)    (1,525)
 Other, net.................................................      (264)        (459)      (521)
                                                             ---------  -----------  ---------
U.S. GAAP Total Equity Attributable to AXA Equitable........ $  15,436  $    14,840  $  11,829
                                                             =========  ===========  =========

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                               2012       2011        2010
                            ---------  ----------  ----------
                                      (IN MILLIONS)
SEGMENT REVENUES:
Insurance.................. $   6,443  $   15,140  $    8,511
Investment Management/(1)/.     2,738       2,750       2,959
Consolidation/elimination..       (21)        (18)        (29)
                            ---------  ----------  ----------
Total Revenues............. $   9,160  $   17,872  $   11,441
                            =========  ==========  ==========

  /(1)/Intersegment investment advisory and other fees of approximately $58 million, $56 million and $62 million for 2012, 2011 and 2010, respectively, are included in total revenues of the Investment Management segment.

                                                                             2012       2011       2010
                                                                          ---------  ----------  ---------
                                                                                   (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING OPERATIONS, BEFORE INCOME TAXES:
Insurance................................................................ $    (132) $    4,284  $   2,846
Investment Management/(2)/...............................................       190        (164)       400
Consolidation/elimination................................................        --           4          2
                                                                          ---------  ----------  ---------
Total Earnings (Loss) from Continuing Operations, before Income Taxes.... $      58  $    4,124  $   3,248
                                                                          =========  ==========  =========

  /(2)/Net of interest expenses incurred on securities borrowed.

                               DECEMBER 31,
                           --------------------
                              2012       2011
                           ---------  ---------
                               (IN MILLIONS)
SEGMENT ASSETS:
Insurance................. $ 164,201  $ 153,099
Investment Management.....    12,647     11,811
Consolidation/elimination.        (5)        (2)
                           ---------  ---------
Total Assets.............. $ 176,843  $ 164,908
                           =========  =========

   In accordance with SEC regulations, securities with a fair value of $1,509 million and $1,240 million have been segregated in a special reserve bank custody account at December 31, 2012 and 2011, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2012 and 2011 are summarized below:

                                                                                THREE MONTHS ENDED
                                                                  ---------------------------------------------
                                                                  MARCH 31  JUNE 30  SEPTEMBER 30   DECEMBER 31
                                                                  --------  -------- ------------  ------------
                                                                                  (IN MILLIONS)
2012
Total Revenues................................................... $   (952) $  6,475 $      1,728  $      1,909
                                                                  ========  ======== ============  ============
Earnings (Loss) from Continuing Operations, Net of Income Taxes,
  Attributable to AXA Equitable.................................. $ (1,635) $  2,421 $       (241) $       (450)
                                                                  ========  ======== ============  ============
Net Earnings (Loss), Attributable to AXA Equitable............... $ (1,635) $  2,421 $       (241) $       (450)
                                                                  ========  ======== ============  ============

2011
Total Revenues................................................... $  1,311  $  3,402 $     10,858  $      2,301
                                                                  ========  ======== ============  ============
Earnings (Loss) from Continuing Operations, Net of Income Taxes,
  Attributable to AXA Equitable.................................. $   (572) $    741 $      2,824  $        (66)
                                                                  ========  ======== ============  ============
Net Earnings (Loss), Attributable to AXA Equitable............... $   (572) $    741 $      2,824  $        (66)
                                                                  ========  ======== ============  ============

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

          (a) The following Financial Statements are included in Part B of the Registration Statement:

              The financial statement of AXA Equitable Life Insurance Company are included in the Statement of Additional Information.

              The financial Statement of Separate Account No. 70 is not included because as of December 31, 2011 Separate Account No. 70 had not commenced operations.

          (b) Exhibits.

              The following exhibits correspond to those required by paragraph
              (b) of item 24 as to exhibits in Form N-4:

          1. Resolutions of the Board of Directors of Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, incorporated herein by reference to exhibit (1) to the Registration Statement (File No. 333-05593) on June 10, 1996.

          2.  Not applicable.

          3.  (a)           Distribution Agreement, dated as of January 1, 1998
                            by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-64749) filed on August 5,
                            2011.

              (a)(i) First Amendment dated as of January 1, 2001 to the Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-127445) filed on August 11, 2005.

              (a)(ii) Second Amendment dated as of January 1, 2012 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors LLC incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on
                            April 24, 2012.

              (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with this Registration Statement (File No. 333-64749) on April 19, 2001.

              (c) Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000 previously filed with this Registration Statement (File No. 333-64749) on April 19, 2001.

              (d) General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement (File No. 2-30070) on April 19, 2004.

              (d)(i) First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File
                            No. 333-05593) on April 24, 2012.

              (d)(ii) Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4
                            (File No.333-05593) on April 24, 2012.

              (d)(iii) Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

              (d)(iv) Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

              (d)(v) Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on
                            April 24, 2012.

              (d)(vi) Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

              (d)(vii) Seventh Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

              (d)(viii) Eighth Amendment dated as of November 1, 2008, to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

              (d)(ix) Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (e) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to Exhibit No. 3.(i) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

              (f) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to Exhibit No. 3.(j) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

          4.  (a)      Form of Endorsement Applicable to the Asset Transfer
                       Program (ATP) (ICC12ATPACC13) previously filed with this Registration Statement (File No. 333-182903) on November
                       27, 2012.

              (b)      Form of Endorsement Applicable to Credits
                       (ICC12BONUSACC13) previously filed with this
                       Registration Statement (File No. 333-182903) on November 27, 2012.

              (c) Form of Endorsement Applicable to Traditional IRA Contracts (ICC12IRA-ACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (d) Form of Endorsement Applicable to Non-Qualified Contracts (ICC12NQ-ACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (e) Form of Endorsement Applicable to ROTH IRA Contracts (ICC12ROTH-ACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (f) Form of Data Pages - Parts A to E (ICC12ACC13DP-B) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (g) Form of Data Pages - Parts A to E (ICC12ACC13DP-CP) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (h) Form of Data Pages - Parts A to E (ICC12ACC13DP-L) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (i) Form of Earnings Enhancement Benefit Optional Death Benefit Rider (ICC12EEBACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (j) Form of "Greater of" Death Benefit Rider [I-Asset Allocation] Greater of Annual Rollup to Age [85] GMDB or Highest Anniversary Value to Age [85] GMDB
                       (ICC12GMDBGRACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (k) Form of Highest Anniversary Value Death Benefit Rider - Highest Anniversary Value to Age [85] GMDB
                       (ICC12GMDBHAVACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (l) Highest Anniversary Value Death Benefit Rider - Highest Anniversary Value to Age [85] GMDB
                       (ICC12GMDBHAV-IBACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (m) Guaranteed Minimum Income Benefit Rider [I-Asset Allocation] with Guaranteed Withdrawal Benefit for Life Conversion Benefit (ICC12GMIBACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (n) Table of Guaranteed Annuity Payments (ICC12TGAP2) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (o) Table of Guaranteed Annuity Payments (ICC12TGAP3) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (p) Form of Endorsement applicable to Termination of Guaranteed Minimum Death Benefits (Form No. 2012GMDB-BO-1), incorporated herein by reference to
                       Exhibit 4(m)(m) to the Registration Statement (File No. 33-83750) on Form N-4 filed April 24, 2013.

     5.  (a)     Form of Application for an Individual Annuity (ICC12 App 01
                 ACC13) previously filed with this Registration Statement
                 (File No. 333-182903) on November 27, 2012.

         (b) Form of Application for an Individual Annuity (ICC12 App 02 ACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

     6.  (a)     Restated Charter of AXA Equitable, as amended August 31,
                 2010, incorporated herein by reference to Registration
                 Statement on Form N-4, (File No. 333-05593), filed on April
                 24, 2012.

         (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

     7.          N.A.

     8.  (a)     Amended and Restated Participation Agreement among EQ
                 Advisors Trust, AXA Equitable Life Insurance Company ("AXA
                 Equitable"), AXA Distributors and AXA Advisors dated July
                 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's Trust
                 Registration Statement on Form N-1A (File No. 333-17217 and
                 811-07953), filed on February 7, 2003.

         (a)(a) Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

         (a)(b) Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.


         (a)(c) Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

         (a)(d) Amendment No. 4, dated May 1, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

         (a)(e) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

         (a)(f) Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

         (a)(g) Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

         (a)(h) Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

         (a)(i) Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

         (a)(j) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

         (a)(k) Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

         (a)(l) Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

         (a)(m) Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

         (a)(n) Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

         (a)(o) Amendment No. 15, dated June 7, 2011, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

         (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10, 2001.

         (b)(a) Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

         (b)(b) Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

         (b)(c) Amendment No. 3, dated as of May 25, 2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

     9. Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel, filed herewith.

          10. (a)      Consent of PricewaterhouseCoopers LLP, filed herewith.

              (b)      Powers of Attorney, filed herewith.

          11.          Not applicable.

          12.          Not applicable.

          13.          Not applicable.

Item 25. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                AXA EQUITABLE
------------------              --------------------------
DIRECTORS

Henri de Castries               Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                   Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh            Director
113 Waterford Circle
Berwyn, PA 19312

Danny L. Hale                   Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton             Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Peter S. Kraus                  Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Ramon de Oliveira               Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Bertram Scott                   Director
Affinity Health Plans
2500 Halsey Street, #2
Bronx, NY 10461

Lorie A. Slutsky                Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Richard C. Vaughan              Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                   Director, Chairman of the Board and
                                Chief Executive Officer

*Andrew J. McMahon              Director and President

OTHER OFFICERS

*Anders B. Malmstrom            Senior Executive Director
                                and Chief Financial Officer

*Andrea M. Nitzan               Executive Director
                                and Chief Accounting Officer

*Michael B. Healy       Executive Director
                        and Chief Information Officer

*Salvatore Piazzolla    Senior Executive and Chief Human Resources
                        Officer

*Mary Fernald           Lead Director

*David Kam              Managing Director and Actuary

*Kevin E. Murray        Executive Director

*Anthony F. Recine      Managing Director, Chief Compliance
                        Officer and Deputy General Counsel

*Karen Field Hazin      Lead Director, Secretary and Associate
                        General Counsel

*Dave S. Hattem         Senior Executive Director and General
                        Counsel

*Michel Perrin          Managing Director and Actuary

*Naomi J. Weinstein     Lead Director

*Charles A. Marino      Executive Director and Chief
                        Actuary

*Nicholas B. Lane       Senior Executive Director and
                        President, Retirement Savings

*Robert O. Wright, Jr.  Senior Executive Director and Head of
                        Wealth Management

*Amy J. Radin           Senior Executive Director and
                        Chief Marketing Officer

*Joshua E. Braverman    Senior Executive Director and Treasurer

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

                 Separate Account No. 70 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

                 AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable Life Insurance Company. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

                 (a) The 2012 AXA Group Organization Charts are incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 333-182903) on Form N-4, filed November 27, 2012.

                 (b) The AXA Financial, Inc. - Subsidiary Organization Chart:
Q4-2012 is incorporated herein by reference to Exhibit 28(b) to Registration Statement (File No. 333-186807) on Form N-6 filed February 22, 2013.

Item 27. Number of Contractowners

         As of March 31, 2013, there were 117 Qualified Contract owners and/or 43 Non-Qualified Contract owners of the contracts offered by the registrant under this Registration Statement.

Item 28. Indemnification

         (a)    Indemnification of Directors and Officers

         The By-Laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

         7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                (iii)the related expenses of any such person in any of said categories may be advanced by the Company.

                     (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

                The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit on such policies is $100 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)    Indemnification of Principal Underwriters

                To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC and AXA Advisors, LLC.

         (c)    Undertaking

                Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

       (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America are the principal underwriters for Separate Accounts 70, 49, and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for Separate Accounts 45, 301, A and I, and MONY Variable Account S, and Keynote Series Account. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC, is 1290 Avenue of the Americas, NY, NY 10104.

       (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.


(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA ADVISORS LLC)
------------------                 --------------------------------------

*Andrew J. McMahon                 Director, Chief Financial Protection &
                                   Wealth Management Officer

*Christine Nigro                   Senior Vice President and Divisional
                                   President

*Anders B. Malmstrom               Director

*Amy J. Radin                      Director

*Manish Agarwal                    Director

*Nicholas B. Lane                  Director and Chief Retirement Services
                                   Officer

*Robert O. Wright, Jr.             Director and Chairman of the Board

*Frank Massa                       President and Chief Operating Officer

*Philip Pescatore                  Chief Risk Officer

*Susan La Vallee                   Senior Vice President

*William Degnan                    Senior Vice President

*David M. Kahal                    Senior Vice President

*George Papazicos                  Senior Vice President

*Vincent Parascandola              Senior Vice President, Divisional President
                                   and Chief Sales Officer

*Mary Jean Bonadonna               Vice President and Broker-Dealer Chief
                                   Compliance Officer

*Robert P. Walsh                   Vice President and Chief Anti-Money
                                   Laundering Officer

*Page Pennell                      Vice President

*Maurya Keating                    Vice President, Chief Broker Dealer Counsel
                                   and Acting Investments Advisors Chief
                                   Compliance Officer

*Francesca Divone                  Secretary

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA DISTRIBUTORS, LLC)
------------------                 --------------------------------------------

*Nicholas B. Lane                  Director, Chairman of the Board, President,
                                   Chief Executive Officer and Chief Retirement
                                   Savings Officer

*Andrew J. McMahon                 Director and Chief Financial Protection
                                   & Wealth Management Officer

*Michael P. McCarthy               Director, Senior Vice President and
                                   National Sales Manager

*David Ciotta                      Senior Vice President

*Todd Solash                       Senior Vice President

*Nelida Garcia                     Senior Vice President

*Peter D. Golden                   Senior Vice President

*Kevin M. Kennedy                  Senior Vice President

*Harvey T. Fladeland               Senior Vice President

*Windy Lawrence                    Senior Vice President

*Mark Teitelbaum                   Senior Vice President

*Timothy P. O'Hara                 Senior Vice President

*Michael Schumacher                Senior Vice President

*John C. Taroni                    Vice President and Treasurer

*Nicholas Gismondi                 Vice President and Chief Financial Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Gregory Lashinsky                 Assistant Vice President - Financial
                                   Operations Principal

*Robert P. Walsh                   Vice President and Chief AML Officer

*Francesca Divone                  Secretary

         (c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable Life Insurance Company at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The contract files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the individual annuity contracts and certificates AXA Equitable offers under a group annuity contract (collectively, the "contracts") may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                AXA Equitable represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective contracts.

                The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City and State of New York, on this 24th day of April, 2013.

                                             SEPARATE ACCOUNT NO. 70 OF
                                             AXA EQUITABLE LIFE INSURANCE
                                             COMPANY
                                                        (Registrant)

                                             By:  AXA Equitable Life Insurance
                                                  Company
                                                        (Depositor)

                                             By:  /s/ Dodie Kent
                                                  -----------------------------
                                                  Dodie Kent
                                                  Vice President and Associate
                                                  General Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 24th day of April, 2013.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Dodie Kent
                                              ---------------------------------
                                              Dodie Kent
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer
                               and Director

PRINCIPAL FINANCIAL OFFICER:

*Anders Malmstrom              Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director and Chief Accounting Officer

*DIRECTORS:

Mark Pearson                  Peter S. Kraus     Bertram Scott
Barbara Fallon-Walsh          Andrew J. McMahon  Lorie A. Slutsky
Danny L. Hale                                    Richard C. Vaughan

*By:  /s/ Dodie Kent
      -------------------------
      Dodie Kent
      Attorney-in-Fact
      April 24, 2013

                                 EXHIBIT INDEX

EXHIBIT                                             TAG
NO.                                                 VALUE
-------                                             -----

 9      Opinion and Consent of Counsel              EX-99.9

 10(a)  Consent of PricewaterhouseCoopers, LLP      EX-99.10a

 10(b)  Powers of Attorney                          EX-99.10b